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SUNAMERICA

STYLE SELECT SERIES AND FOCUSED PORTFOLIOS

2001 ANNUAL REPORT

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TABLE OF CONTENTS
A Message from the President                                                       1

Portfolios Market Review and Outlook

    SunAmerica Style SELECT Series Large-Cap Growth Portfolio (SSGAX)              2

    SunAmerica Style SELECT Series Mid-Cap Growth Portfolio (SSMAX)                4

    SunAmerica Style SELECT Series Multi-Cap Growth Portfolio (SSAAX)              6

    SunAmerica Style SELECT Series Large-Cap Value Portfolio (SSLAX)               8

    SunAmerica Style SELECT Series Value Portfolio (SSVAX)                        10

    SunAmerica Style SELECT Series Small-Cap Value Portfolio (SSSAX)              12

    SunAmerica Focused Growth Portfolio (SSFAX)                                   14

    SunAmerica Focused TechNet Portfolio (STNAX)                                  16

    SunAmerica Focused Growth and Income Portfolio (FOGAX)                        18

    SunAmerica Focused Value Portfolio (SFVAX)                                    20

    SunAmerica International Equity Fund (SIEAX)                                  22

Statement of Assets and Liabilities                                               24

Statement of Operations                                                           28

Statement of Changes in Net Assets                                                30

Financial Highlights                                                              35

Portfolio of Investments                                                          39

Notes to Financial Statements                                                     76
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A MESSAGE FROM THE PRESIDENT

Dear Shareholders:

We are very pleased to report that eight of the eleven SunAmerica Style SELECT and Focused Portfolios covered in this report outperformed either their Lipper and/or Morningstar category averages for the twelve months ended October 31, 2001.(1) Such strong relative performance is particularly notable given the extreme uncertainty surrounding the equity markets during this annual period.

Even as some sense of order begins to return in the aftermath of the tragic events of September 11th, we know that the catastrophe only added new concerns to already highly volatile equity markets. While we cannot ease that uncertainty by predicting what will happen in the markets, we can assure you that the operations of SunAmerica Mutual Funds and its subadvisers are secure, and we will continue to offer diligent, ongoing monitoring of all SunAmerica Style SELECT Series and Focused Portfolios subadvisers.

Clearly, this period of uncertainty reinforced the importance of diversification. The Style SELECT Series and Focused Portfolios benefited from our multi-managed approach, which provides diversification of investment style which may help manage risk. Each portfolio provides three world-class managers in one fund--an advantage you cannot find in most traditional mutual funds. Because the SunAmerica Focused Portfolios hold only each advisers' ten favorite stocks (30 maximum) per portfolio, they are strategically more aggressive in nature than the Style SELECT Portfolios.

We would like to take this opportunity to welcome the top-line investment managers who have joined the Style SELECT Series and Focused Portfolios during the annual period, as we seek to achieve greater consistency of style and added performance potential. Jonathan Simon and Michael Foss of JPMorgan Fleming joined Davis Selected Advisors and American Century as a subadviser of the Value Portfolio. William C. Nygren and his team from Harris Associates (Oakmark Funds) joined Marsico Capital Management and SunAmerica Asset Management as a subadviser of the Focused Growth and Income Portfolio.

On the following pages, one Adviser from each Portfolio(2) discusses the management of his or her portion of the Portfolio over the annual period and an investment outlook for the months ahead. You will also find a complete financial summary and a listing of holdings for each Portfolio.

Finally, we should note that effective November 16, 2001, the name of the Value Portfolio was changed to the Multi-Cap Value Portfolio to better reflect its broad diversification of equity capitalizations as well as the flexibility our subadvisers have in seeking capital appreciation. This name change will be reflected in all future shareholder communications.

We thank you for being a part of the success of the SunAmerica Style SELECT Series and Focused Portfolios. We value your confidence in us and look forward to serving your investment needs in the future.

Sincerely,

/s/ Peter A Harbeck

Peter A. Harbeck
PRESIDENT

SunAmerica Mutual Funds

(1) Past performance is no guarantee of future results.
(2) As of 9/1/01, Hans Danielsson became the portfolio manager of the SunAmerica Style Select Series International Equity Portfolio and SunAmerica Asset Management Corp. (SAAMCo) became the sole adviser. As of 11/16/01, it was renamed SunAmerica International Equity Fund and advised by AIGGlobal Investment Corp. (AIGGIC).

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2001 ANNUAL REPORT

LARGE-CAP GROWTH PORTFOLIO

FUND FOCUS
LARGE-CAP GROWTH PORTFOLIO CLASS A OUTPERFORMS MORNINGSTAR CATEGORY AVERAGE AND TRACKS LIPPER CATEGORY AVERAGE FOR 12-MONTH PERIOD ENDED OCTOBER 31, 2001*

Q&A

SPIROS "SIG" SEGALAS, Portfolio Manager
JENNISON ASSOCIATES

HOW DID YOU MANAGE YOUR PORTION OF THE PORTFOLIO OVER THE PAST FISCAL YEAR?

The annual period was an extremely difficult one for growth-related stocks, primarily due to an uncertain economic environment. The value-oriented investment style, favored for much of calendar 2000, extended well into the third calendar quarter of 2001. Interestingly, when the events of September 11th triggered sharply higher market volatility, technology and other growth-oriented stocks moved higher. Indicators released during the month of October revealed that the economic landscape continued to be significantly altered by the tragedies of September 11th. On October 31, the Bureau of Economic Analysis announced that U.S. real GDP was -0.4% in the third calendar quarter, compared with 0.3% in the second. Inventory liquidations were up; capital spending was down; and consumer confidence declined for the fourth consecutive month, reaching its lowest level since February 1994. The Federal Reserve Board continued to aggressively inject liquidity into the markets through interest rate cuts. Together these factors, combined with the fiscal and monetary stimulus already in the pipeline, heightened anticipation of an economic recovery some time in mid 2002.

Throughout the fiscal year, we stayed disciplined to our growth-oriented investment strategy. We believe that over the long term, carefully selected growth stocks can generate superior investment returns. Thus, we continued to look for reasonably valued stocks of companies that we believe can maintain or achieve superior absolute and relative earnings growth. These companies generally demonstrate above-average revenue and earnings growth, strong market positions, superior managements, improving profitability and distinctive attributes, such as strong research and development or superior marketing ability. However, primarily because growth-oriented investing was not in favor for most of the fiscal year, our portion of the Portfolio underperformed the S&P 500 Index for the twelve months ended October 31, 2001.

Healthcare stocks contributed most meaningfully to positive Portfolio performance, while information technology stocks detracted most from our portion of the Portfolio's performance.

WOULD YOU GIVE US MORE SPECIFIC EXAMPLES?

Healthcare stocks Sepracor and Johnson & Johnson were the top performers for our portion of the Portfolio during the fiscal year. Sepracor's revenue rose, due to a surge in sales. Johnson & Johnson's net income also rose, as it benefited from brisk sales of drugs and medical devices. Sales of its anemia remedy Procrit/Eprex led the way, with its arthritis medicine Remicade and pain patch Duragesic also selling well.

Further support for our portion of the Portfolio came from its holding in IBM. Although IBM reported lower earnings, it reassured investors by announcing that it remained comfortable with analysts' forecasts for the fourth calendar quarter.

On the downside, Nokia and JDS Uniphase detracted from performance. Nokia's sales fell for the third calendar quarter, but the company believes market conditions will improve during 2002, since inventories have shrunk. JDS Uniphase lost revenue, as demand for its fiber optic communications components continued to erode. Certain consumer discretionary stocks, such as Viacom, were also down for the annual period. We sold the Portfolio's positions in both JDS Uniphase and Viacom by the end of the period.

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STYLE SELECT SERIES AND FOCUSED PORTFOLIOS 2001 ANNUAL REPORT

FUND OBJECTIVE
SEEKS LONG-TERM GROWTH OF CAPITAL BY INVESTING GENERALLY IN EQUITY SECURITIES OF LARGE-CAP COMPANIES, AS DEFINED BY MORNINGSTAR, INC.

ADVISERS

[JANUS LOGO]
[JENNISON ASSOCIATES LOGO]
[SUNAMERICA ASSET MANAGEMENT LOGO]

WHAT IS YOUR INVESTMENT OUTLOOK FOR THE REMAINDER OF THE YEAR AND INTO 2002?

In our view, the U.S. economy remains marked by extreme turbulence. We believe the equity market is still struggling with the difficult economic environment that existed for months prior to September 11th. We also believe, however, that corporate America is near the bottom of declining earnings expectations. There was modest good news in fundamentals for select technology companies in October, but it is yet to be seen whether such optimistic indicators are seasonable or sustainable.

Given this outlook, we intend to maintain a relatively defensive posture in our portion of the Portfolio, with substantial positions in the healthcare and consumer discretionary sectors. Overall, we expect earnings growth from our Portfolio companies to be at a rate above the growth earnings for the broad equity market, with valuations at only a modest premium to the market. As we have done for years, regardless of market conditions, we intend to continue to search for quality companies with above average growth rates and attractive valuations.

*PAST PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS. Morningstar proprietary ratings reflect historical risk adjusted performance as of October 31, 2001. They are subject to change every month. The Lipper category average is an equally weighted performance index, adjusted for capital gains distributions and income dividends of the largest qualifying funds in this investment objective. Investors cannot actually make investments in these indices.

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      2001 ANNUAL REPORT
MID-CAP GROWTH PORTFOLIO

FUND FOCUS
MID-CAP GROWTH PORTFOLIO CLASS A OUTPERFORMS LIPPER CATEGORY AVERAGE AND RUSSELL MIDCAP GROWTH INDEX FOR 12-MONTH PERIOD ENDED OCTOBER 31, 2001*

Q&A

BRIAN W. H. BERGHUIS & Team, Portfolio Managers
T. ROWE PRICE

HOW DID YOU MANAGE YOUR PORTION OF THE PORTFOLIO OVER THE PAST FISCAL YEAR?

Mid-capitalization stocks outperformed their large-cap brethren for the annual period. However, in contrast to recent years, growth stocks across all equity market capitalizations lagged value stocks. This environment hindered the growth-oriented Portfolio's performance during the twelve months ended October 31, 2001, when comparing its performance to the S&P MidCap 400 Index. Still, the Portfolio's Class A shares outperformed its Lipper category average for the one year period. Our portion of the Portfolio fared better than more aggressive growth portfolios primarily because we manage using a "growth at a reasonable price" (GARP) approach. Regardless of the market environment, we stick to our investment philosophy and strategy.

As growth investors, we believe that when a company's earnings grow faster than both inflation and the overall economy, the market will eventually reward it with a higher stock price. We favor mid-cap companies that are small enough to adapt quickly to changing market conditions and trends yet mature enough to have successful products and experienced management. However, we will not automatically sell or cease to purchase stock of a company it already owns just because the company's market capitalization grows or falls outside the mid-cap range. In selecting investments, we generally favor companies that:

- have proven products or services;

- have a record of above-average earnings growth;

- have demonstrated potential to sustain earnings growth;

- operate in industries experiencing increasing demand; or

- have stock prices that appear to undervalue their growth prospects.

During the fiscal year ended October 31, 2001, an overweighted position and strong selection in the health care sector contributed most to our portion of the Portfolio's relative performance. Holdings in the consumer discretionary and industrial sectors also boosted performance. Information technology, where we were slightly overweighted, was the primary detractor from the Portfolio's relative returns.

WOULD YOU GIVE US MORE SPECIFIC EXAMPLES?

For the annual period, top contributors to our portion of the Portfolio's performance from the health care sector included AmerisourceBergen (pharmaceutical services), Gilead Sciences (biotechnology) and Lincare Holdings (medical outpatient home services). Other winners for us during the twelve months included Affiliated Computer Services (business service outsourcing), Heller Financial (commercial finance company) and Concord EFS (electronic transaction processing), Family Dollar Store and BJ's Wholesale Club (retail), and KLA-Tencor (semiconductor equipment).

The top ten detractors from performance were: Exodus Communications, Allegiance Telecom, McLeod USA, Western Wireless, Sanmina, Waters Corp., Crown Castle International, Internet Security Systems, NetIQ, and Mercury Interactive.

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Style SELECT Series and Focused Portfolios 2001 Annual Report       [SUNAMERICA
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FUND OBJECTIVE
SEEKS LONG-TERM GROWTH OF CAPITAL BY INVESTING GENERALLY IN EQUITY SECURITIES OF MID-CAP COMPANIES, AS DEFINED BY MORNINGSTAR, INC.

ADVISERS

[MILLER ANDERSON & SHERRERD, LLP LOGO]
[T.ROWEPRICE LOGO]
[SUNAMERICA ASSET MANAGEMENT LOGO]

WHAT IS YOUR INVESTMENT OUTLOOK FOR THE REMAINDER OF THE YEAR AND INTO 2002?

Our outlook for the next twelve months or so is positive for the mid-cap equity market. The September 11th terrorist attacks and their aftermath certainly increase the uncertainty hanging over the health and growth of the U.S. economy. However, policymakers are responding with aggressive monetary and fiscal stimulus, which should ultimately spur a recovery both for the economy in general and for corporate profit growth in particular. For example, the Federal Reserve Board has slashed short-term interest rates several times since September 11th, resulting in the lowest interest rate levels since 1962.

From an investor's point of view, one of the positive outcomes of the uncertainty widely experienced since the attacks is that the U.S. equity market's price/earnings ratio is largely back to historically normal levels after a long period of overvaluation. We believe that mid-cap stocks continue to look particularly compelling given projected earnings growth rates and relative valuations.

*PAST PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS. The Lipper category average is an equally weighted performance index, adjusted for capital gains distributions and income dividends of the largest qualifying funds in this investment objective. The Russell Midcap Growth Index measures the performance of those Russell Midcap companies with higher price to book ratios and higher forecasted growth values. Investors cannot actually make investments in these indices.

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                                               2001 ANNUAL REPORT
MULTI-CAP GROWTH PORTFOLIO (FORMERLY AGGRESSIVE GROWTH PORTFOLIO)

FUND FOCUS
MULTI-CAP GROWTH PORTFOLIO CLASS A OUTPERFORMS LIPPER CATEGORY AVERAGE FOR 12-MONTH PERIOD ENDED OCTOBER 31, 2001*

Q&A

SCOTT W. SCHOEZEL, Portfolio Manager
JANUS

HOW DID YOU MANAGE YOUR PORTION OF THE PORTFOLIO OVER THE PAST FISCAL YEAR?

At Janus, we focus on companies experiencing above-average growth and undiscovered investment opportunities. We often seek out companies benefiting from new product developments, an improved regulatory environment or strong management teams. Through this past fiscal year, we found ourselves in the ongoing throes of a bear market. Late in 2000, we were reasonably optimistic that the storm had passed. We had endured the worst one-year performance of the major stock indices in decades, and as we entered 2001, we genuinely felt that the worst was behind us. The Federal Reserve Board began its interest rate reduction campaign in the first few days of the new year, and although many companies were expressing some anxiety about the tone of business, we believed then that a lot of the bad news had already been priced into the market.

Stocks rallied briefly in the early spring, as some investors anticipated an eventual improvement in the U.S. and global economies. The rally was short-lived, however, as an overwhelming amount of evidence suggested that the U.S. economy continued to soften and corporate profits continued to erode. Businesses still faced difficulties despite the aggressive efforts of the Federal Reserve Board to inject liquidity into the marketplace. We met with myriad companies across virtually every industry, and it became apparent that fewer and fewer of them were demonstrating the improving fundamentals and compelling valuations we like to see. Given that, in July we liquidated a number of holdings no longer meeting our criteria--in most cases, well before they moved significantly lower. The effect of these sales was the building of a substantial cash position through the summer and into the early fall. This higher-than-usual cash weighting should be viewed primarily as a residual of the investment process rather than as some broad macroeconomic call on the market.

In an environment that had already become increasingly skittish, the events of September 11th unleashed a wave of uncertainty few of us could have possibly imagined. Economic activity, already at a near standstill, ground to an abrupt halt. We continued to focus on market leaders with the balance sheets, financial resources and management strength to get them through these tough times. We put an even greater emphasis on companies that have what we believe to be truly exceptional cash-generation capabilities in the short term and that are using that cash to build shareholder value by aggressively buying back their own shares. While we always look at and invest in opportunities across a broad array of industries, the bulk of our core holdings at the end of the fiscal year were in the media, financial services and pharmaceutical sectors.

The Portfolio overall had disappointing performance for the twelve months ended October 31, 2001, but there is no doubt that our disciplined and defensive investment strategy along with our larger than normal cash cushion helped soften the impact of the steadily declining markets. All share classes of the Portfolio as a whole outperformed its Lipper category average for the one-year period.*

WOULD YOU GIVE US MORE SPECIFIC EXAMPLES?

Media and entertainment giant AOL Time Warner, in our opinion, possesses the premier collection of entertainment and media in the world, run by a management team in which we have the utmost respect and confidence. It is one of our top holdings for the Portfolio. While the company struggled with advertising market weakness, the company's true financial strength, in our view, lies in its 137 million monthly subscription relationships. AOL/Time Warner Cable and Time Life magazines and books provide the company with a predictable, recurring monthly revenue stream and with subscribers who can be sold, and cross-sold, a plethora of new goods and services.

The difficult macroeconomic environment took a toll on cell phone leader Nokia. However, in our view, the company used the weakness and mis-execution of its primary competitors to further its already commanding lead in handset market share as well as to bolster its fast-growing wireless infrastructure business. Moreover, Nokia's balance sheet was pristine, and the company took no write-offs, both rarities in the telecommunications industry. With the company on the verge of rolling out a broad array of new handsets, we believe the Portfolio will be well rewarded for having stayed the course with this holding.

Another significant position for the Portfolio was in the world's premier investment bank, Goldman Sachs. Goldman understandably tracked the recent disarray in the financial market, but we believe that the firm will benefit once financial markets begin to stabilize.

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Style SELECT Series and Focused Portfolios 2001 Annual Report       [SUNAMERICA
                                                             MUTUAL FUNDS LOGO]


FUND OBJECTIVE
SEEKS LONG-TERM GROWTH OF CAPITAL BY INVESTING GENERALLY IN EQUITY SECURITIES OF ANY MARKET CAPITALIZATION COMPANIES

ADVISERS

[JANUS LOGO]
[SUNAMERICA ASSET MANAGEMENT LOGO]
[CREDIT SUISSE/ASSET MANAGEMENT LOGO]

WHAT IS YOUR INVESTMENT OUTLOOK FOR THE REMAINDER OF THE YEAR AND INTO 2002?

Virtually everyone is unsettled over the high degree of uncertainty in the U.S. equity markets. No one is immune, including the management team at Janus. That said, we continue to be optimistic about the future and about finding solutions for each of the seemingly insurmountable problems that face us--we always have. We remain committed to navigating our investors through this bear market and into brighter days in the future.

*PAST PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS. The Lipper category average is an equally weighted performance index, adjusted for capital gains distributions and income dividends of the largest qualifying funds in this investment objective. Investors cannot actually make investments in these indices.

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       2001 ANNUAL REPORT
LARGE-CAP VALUE PORTFOLIO

FUND FOCUS
LARGE-CAP VALUE PORTFOLIO CLASS A OUTPERFORMS S&P 500 INDEX FOR 12-MONTH PERIOD ENDED OCTOBER 31, 2001*

Q&A

WILLIAM V. FRIES, Portfolio Manager
THORNBURG INVESTMENT MANAGEMENT

HOW DID YOU MANAGE YOUR PORTION OF THE PORTFOLIO OVER THE PAST FISCAL YEAR?

We adhered to our strategy of seeking promising companies with sound business fundamentals at prices that are significantly discounted from their intrinsic values. In other words, we tried to be contrarians in every purchase by buying stocks in each of three categories of value stocks when they were out of favor. These three categories are:

- BASIC VALUE STOCKS - Financially sound companies with well-established businesses that are selling at low valuations relative to the company's net assets or potential earning power.

- CONSISTENT EARNERS - Companies with steady earnings and dividend growth that are selling at attractive values and are priced below historical norms.

- EMERGING FRANCHISES - Value-priced emerging companies in the process of establishing a leading position in a product, service or market that is expected to grow at an above average rate.

In general, value stocks outperformed growth stocks for the annual period. At the same time, the fiscal year ended October 31, 2001 was traumatic for many equity investors. One year ago, we believed that opportunities for equity investors were encouraging. However, things changed rather quickly. Investor psychology turned negative and U.S. economic activity slowed dramatically. Monetary policy seemed headed in the right direction, but unfortunately to no avail. Consumer confidence slowly faded, and corporate leaders became more conservative on spending and managing employee head counts as the year progressed. The technology sector that had largely driven the prosperity of the late 1990s pretty much ran out of gas. A hopeful spring turned into a summer rout, as orders declined and corporate earnings and revenue visibility, especially in the capital goods and technology spending arenas, disappeared. The anticipated second-half 2001 U.S. economic recovery was nowhere in evidence when the tragic events of September 11th created a whole new set of issues for equity investors to absorb. Somewhat surprisingly, the prospect of long and very challenging military and security campaigns were absorbed by the equity markets by the month of October with a minimum of panic.

We are pleased to report that our portion of the Portfolio outperformed the S&P 500 Index for the annual period. We view stock selection as the ultimate form of risk control and try to make each new name in the Portfolio improve its risk/reward characteristics and contribute to maintaining its conservative attributes. However, as is par for the course, some stock positions performed comparatively well while others disappointed over the fiscal year.

WOULD YOU GIVE US MORE SPECIFIC EXAMPLES?

Most stocks in positive territory involved sectors that were somewhat defensive, such as health care (Pfizer and Tenet Healthcare), military (Lockheed Martin and Raytheon) and consumer staples (Pepsico and Kraft). We also managed to take profits in a few cyclical stocks that did well in the first half of the fiscal year before the market declined. These included Alcoa, Caterpillar and El Paso Gas. Other better-performing stocks in the Portfolio over the twelve months included Fox Entertainment Group and Lowe's Cos. Even in a difficult environment, some of our technology positions proved to be profitable for the Portfolio, including holdings in QUALCOMM and Siebel Systems, which we purchased late in the fiscal year.

On the other hand, several initiatives we took to buy depressed issues, especially in the technology sector, turned out to be premature. These included positions in Nokia, Converse Technology, Foundry Networks and Palm. Compounded by disappointing earnings in a number of energy-related businesses (Constellation Energy and Ensco), retailers (CVS) and financial services companies (Goldman Sachs, Stillwell and Charles Schwab), performance results for the latter half of the year were disappointing.

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Style SELECT Series and Focused Portfolios 2001 Annual Report       [SUNAMERICA
                                                             MUTUAL FUNDS LOGO]


FUND OBJECTIVE
SEEKS LONG-TERM GROWTH OF CAPITAL BY INVESTING IN EQUITY SECURITIES OF LARGE-CAP COMPANIES, AS DEFINED BY MORNINGSTAR, INC., USING A "VALUE" STYLE OF INVESTING

ADVISERS

[DAVIS SELECTED ADVISERS LOGO]
[THORNBURG INVESTMENT MANAGEMENT LOGO]
[WELLINGTON MANAGEMENT LOGO]

WHAT IS YOUR INVESTMENT OUTLOOK FOR THE REMAINDER OF THE YEAR AND INTO 2002?

What occurred on September 11th changed many of our lives forever. From an economic initiative standpoint, hypothesis and philosophic positioning succumbed to the unequivocal need for liquidity and urgent government spending. Short-term interest rates continued to go lower, and stimulative spending by the government fairly quickly created the possibility that the U.S. equity markets would be a beneficiary. During the month of October, investors already seemed to be willing to look past the current dismal corporate profit outlook to better times next year. In fact, by the end of the month, the U.S. equity markets had recovered nicely since the lows of September.

While lower interest rates earlier in 2001 had little impact on the stock markets, we believe that recent interest rate cuts seem to be setting in motion a combination of effects that could boost economic activity as well as equity indices over the near to intermediate term. Short-term interest rates are now low enough to be patently unattractive for investors with longer-term time horizons. New lower rates for a variety of residential mortgages and mortgage refinancing is also putting higher amounts of disposable income in the hands of mortgage payers. This new potential spending power is arriving at a time when consumers have been reliquifying. Thus, at a minimum, the financial comfort level of participating consumers, i.e. the 94% of Americans still employed, could increase.

We believe that our diversified value approach is right for the challenging times ahead and that a position in the Large-Cap Value Portfolio may be helpful to investors in weathering adverse markets as well as participating in market gains during periods of prosperity, regardless of the particular investment style that may be in favor at any given time.

*PAST PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS. The S&P 500 Index is the Standard & Poor's 500 Composite Stock Price Index, a widely recognized, unmanaged index of common stock prices. Investors cannot actually make investments in this index.

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2001 ANNUAL REPORT
VALUE PORTFOLIO

FUND FOCUS
VALUE PORTFOLIO CLASS A OUTPERFORMS S&P 500 INDEX, RUSSELL 1000 VALUE INDEX AND MORNINGSTAR AND LIPPER CATEGORY AVERAGES FOR 12-MONTH PERIOD ENDED OCTOBER 31, 2001*

Q&A

JONATHAN SIMON/MICHAEL FOSS, Portfolio Managers
JPMORGAN FLEMING ASSET MANAGEMENT

HOW DID YOU MANAGE YOUR PORTION OF THE PORTFOLIO OVER THE PAST FISCAL YEAR?

We began managing our portion of the Value Portfolio on June 1, 2001. For the period from June 1, 2001 through October 31, 2001, our portion of the Value Portfolio outperformed the S&P 500 Index, the Russell 1000 Value Index and the Russell Mid Cap Value Index. Value-oriented investing's return to prominence, which started in April 2000 with the bursting of the technology bubble, continued strongly through 2001, year to date. In fact, for the twelve months ended October 31, 2001, value stocks outperformed growth stocks across all market capitalizations. This outperformance pared back somewhat in October, as growth stocks, primarily led by the technology sector, returned to favor.

JPMorgan Fleming's investment philosophy is based on the premise that stock selection focused on undervalued mid-cap companies with durable franchises and strong management will generate superior returns over the long term.

We employ a bottom-up, stock-picking approach based on company fundamentals. We combine quantitative screening with proprietary fundamental analysis to construct portfolios. Of particular interest to us are companies with a strong franchise value, sustainable cash flow, a tenacious management team, and a return on investment of at least 6% after leveraging and inflation have been discounted. Our aim is to identify undervalued companies that have the potential to grow their intrinsic values per share and to purchase these companies at a discount. While there will always be business sectors and companies that are out of favor at any given time, our research focuses on separating those with strong long-term prospects from those that may exhibit deteriorating fundamentals and those that may experience deep cyclicality. The majority of investments in our portion of the Portfolio are in companies with a market capitalization of $1 billion to $20 billion.

WOULD YOU GIVE US MORE SPECIFIC EXAMPLES?

Our portion of the Portfolio's strong performance is primarily attributable to effective stock selection in the financial services, communications, consumer cyclicals and utilities sectors.

Two real estate investment trusts (REITs), namely Public Storage and Manufactured Home Communities, as well as our preference for regional retail banks drove the performance of our financial services sector. Communications stocks performed well following the tragic events of September 11th, as the market appreciated the value of telephonic communications in general and wireless phones in particular. As a result, communications was the only sector to record a positive return for the Portfolio for the period from June 1 through October 31. Our primary holding here was Sprint PCS.

A diverse range of stocks helped our Portfolio's consumer cyclicals performance. These included automotive parts and accessories retailer AutoZone, carpet manufacturer Mohawk Industries and restaurant Outback Steakhouse. In the utilities sector, the regulated transmission and distribution companies held their ground while the fast growing deregulated generation companies sank lower. The real benefit to the Portfolio came from not owning Constellation Energy and Reliant Resources.

The consumer staples and health care sectors were disappointments. Clear Channel Communications and Energizer Holdings were the main detractors from performance among our consumer staples positions. Clear Channel Communications, which owns radio stations and outdoor advertising properties, was under pressure from declining advertising revenues. Energizer Holdings, the world's largest manufacturer of batteries and flashlights, suffered from intensifying competition, currency devaluations and inventory destocking at the retail trade level. Cigna and IMS Health were the main detractors among our health care positions. Cigna, the managed care firm, declined after announcing lower than expected operating income and warning of rising medical costs for the remainder of the year. IMS Health, a leading provider of prescription data to pharmaceutical manufacturers, tumbled on disappointing revenue growth due to a reduction in the number of new drugs coming to market.

Style SELECT Series and Focused Portfolios 2001 Annual Report       [SUNAMERICA
                                                             MUTUAL FUNDS LOGO]



FUND OBJECTIVE
SEEKS CAPITAL APPRECIATION BY IDENTIFYING MEDIUM-SIZED AND LARGE COMPANIES THOUGHT TO BE UNDERVALUED BY THE MARKET

ADVISERS

[AMERICAN CENTURY LOGO]
[DAVIS SELECTED ADVISERS LOGO]
[JPMORGAN FLEMING ASSET MANAGEMENT LOGO]

WHAT IS YOUR INVESTMENT OUTLOOK FOR THE REMAINDER OF THE YEAR AND INTO 2002?

Key concerns to the U.S. equity market looking ahead include:

- little or no visibility for economic and earnings recovery;

- a sharp and prolonged decline in consumption as caused by rising unemployment and a low savings rate; and

- a deflationary cycle caused by the capital spending boom of the late 1990s.

In our view, these challenges can be overcome with the proper fiscal and monetary responses and with time. We further believe that the U.S. equity markets are generally anticipating these risks in current pricing levels but are not yet expecting a recovery. From a portfolio management strategy, investing ahead of this expectation is important because, if past is prologue, then the equity markets will begin to move higher, anticipating a recovery long before we see it in earnings announcements and economic data.

Another interesting phenomenon we see in the U.S. equity markets is that the extreme valuation disparities previously evident in the markets appear to have all but evaporated. Going forward, we believe it will become increasingly difficult to differentiate between value and growth stocks. Some of the best values are likely to be found in stocks with good long-term growth prospects. As a value manager, it is our intent to invest in companies whose stocks trade at a discount to our appraisal of intrinsic value per share. Most stalwarts remain out of range by these standards at the moment, but opportunities occasionally arise among erstwhile high fliers. We believe that low interest rates and benign inflation, combined with depressed valuations for cyclical growth stocks, bode well for their potential future returns. We intend to make buy and sell decisions for our portion of the Portfolio over the coming months on this opportunistic basis.

*PAST PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS. The S&P 500 Index is the Standard & Poor's 500 Composite Stock Price Index, a widely recognized, unmanaged index of common stock prices. The Russell 1000 Value Index is a widely recognized, capitalization-weighted (companies with larger market capitalizations have more influence than those with smaller market capitalizations) index of the 1,000 largest companies out of the 3,000 largest U.S. companies with lower growth rates and price-to-book ratios. Morningstar proprietary ratings reflect historical risk-adjusted performance as of October 31, 2001. They are subject to change every month. The Lipper category average is an equally weighted performance index, adjusted for capital gains distributions and income dividends of the largest qualifying funds in this investment objective. Investors cannot actually make investments in these indices.

       2001 ANNUAL REPORT
SMALL-CAP VALUE PORTFOLIO

FUND FOCUS
SMALL-CAP VALUE PORTFOLIO CLASS A OUTPERFORMS MORNINGSTAR AND LIPPER CATEGORY AVERAGES AND RUSSELL 2000 VALUE INDEX FOR 12-MONTH PERIOD ENDED OCTOBER 31, 2001*

Q&A

MARTIN J. WHITMAN/CURTIS JENSEN, Portfolio Managers
THIRD AVENUE FUNDS

HOW DID YOU MANAGE YOUR PORTION OF THE PORTFOLIO OVER THE PAST FISCAL YEAR?

We adhered to what we call our "safe and cheap" philosophy to acquire securities that we believed were selling at significant discounts to the underlying business values. We define "safe" as:

- strong finances as evidenced by the presence of high quality assets and an absence of liabilities either on or off the balance sheet;

- reasonable management with good track records as both owners and operators;
  and

- businesses that we can understand.

The "cheap" part comes from trying to buy businesses as a reasonable and knowledgeable businessperson might. For example, this might mean buying at a significant discount to what the underlying company might be worth in a takeover or in a going-private transaction.

While the annual period proved to be difficult for stocks across all market capitalizations, small capitalization stocks generally outperformed their large-cap counterparts during the twelve months ended October 31, 2001. Additionally, within the small-cap sector, value stocks dramatically outperformed growth stocks for the fiscal year, as measured by the Russell 2000 Value Index versus the Russell 2000 Growth Index.

We are pleased to report that for the annual period ended October 31, 2001, our portion of the Small-Cap Value Portfolio strongly outperformed the Russell 2000 Index. Stocks from a host of industries and businesses made meaningful contributions to our portion of the Portfolio's appreciation.

WOULD YOU GIVE US MORE SPECIFIC EXAMPLES?

Positive contributors to our portion of the Portfolio during the annual period included Brooks Automation, a semi-conductor equipment company, which benefited early in the calendar year as hopes for an industry recovery rose. Herley Industries, a defense electronics firm, appreciated significantly after September 11th, paralleling the defense sector overall.

Other holdings that performed well for our portion of the Portfolio included:

- Kemet Corp., an electronic components company, whose stock rebounded from very depressed levels;

- Nabors Industries, an oil services company that benefited from a positive oil and gas price environment;

- Trinity Industries, a diversified industrial corporation, which announced its merger with competitor Thrall Industries;

- Arch Capital Group, in the insurance industry, which gained on news of a capital injection toward the end of the fiscal period; and

- LNR Properties, a real estate operating company, which appreciated largely on the basis of a favorable low interest rate environment.

Of course, not all of our holdings did well. Innovative Clinical Solutions (healthcare), MONY Group (insurance and asset management), Radian Group (mortgage insurance) and Trenwick Group (insurance) disappointed.

Style SELECT Series and Focused Portfolios 2001 Annual Report       [SUNAMERICA
                                                             MUTUAL FUNDS LOGO]


FUND OBJECTIVE
SEEKS LONG-TERM GROWTH OF CAPITAL BY INVESTING IN EQUITY SECURITIES OF SMALL-CAP COMPANIES, AS DEFINED BY MORNINGSTAR, INC., USING A "VALUE" STYLE OF INVESTING

ADVISERS

[BERGER LOGO]
[LAZARD LOGO]
[THIRD AVENUE FUNDS LOGO]

WHAT IS YOUR INVESTMENT OUTLOOK FOR THE REMAINDER OF THE YEAR AND INTO 2002?

Clearly, the investment climate looking ahead is more difficult than it was a year ago. However, we will continue to apply the same value discipline that we have practiced for well over fifteen years without regard to or influence by any macroeconomic or index outlook. That is, we will employ a strict "bottom up" stock selection approach with a very specific focus on individual securities and companies' fundamentals and pricing.

*PAST PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS. Morningstar proprietary ratings reflect historical risk adjusted performance as of October 31, 2001. They are subject to change every month. The Lipper category average is an equally weighted performance index, adjusted for capital gains distributions and income dividends of the largest qualifying funds in this investment objective. The Russell 2000 Value Index is a widely recognized, capitalization-weighted (companies with larger market capitalizations have more influence than those with smaller market capitalizations) index of the 2,000 smallest companies out of the 3,000 largest U.S. companies with lower growth rates and price-to-book ratios. Investors cannot actually make investments in these indices.

        2001 ANNUAL REPORT
FOCUSED GROWTH PORTFOLIO
(FORMERLY FOCUS PORTFOLIO)

FUND FOCUS
FOCUSED GROWTH CLASS A RANKS IN TOP 12% OF LIPPER CATEGORY AVERAGE AND OUTPERFORMS MORNINGSTAR CATEGORY AVERAGE AND RUSSELL 3000 GROWTH INDEX FOR 12-MONTH PERIOD ENDED OCTOBER 31, 2001*

Q&A

FRED ALGER, DAN CHUNG AND TEAM, Portfolio Managers
FRED ALGER MANAGEMENT, INC.

HOW DID YOU MANAGE YOUR PORTION OF THE PORTFOLIO OVER THE PAST FISCAL YEAR?

The fiscal year ended October 31, 2001 was an extraordinarily difficult period for U.S. equity markets in general and for growth-oriented investors in particular. At the start of the period, the U.S. economy had already slowed dramatically and technology stocks were in a freefall. Predictably, the market then responded poorly to the remarkable November 7th Presidential election and its undetermined outcome. Most equity market indices continued to drop steadily through December of 2000, with growth stocks taking the most severe beating.

On January 3, 2001, the Federal Reserve Board cut interest rates by 0.50% in a then unprecedented inter-meeting move aimed at stimulating the rapidly slowing economy. With the same goal, President Bush's administration shortly thereafter began to press for a significant tax cut. The Fed then proceeded to reduce interest rates by an additional 0.50% on January 31st. Most U.S. stocks reacted positively to these events and rallied during the month.

Unfortunately, February and March proved to be a disaster for the equity markets. A series of corporate earnings disappointments and weak economic reports created renewed investor pessimism. Share prices, in turn, collapsed to new lows. The equity markets failed to respond positively to the Federal Reserve Board's March 20th interest rate cut of another 0.50%, bottoming shortly thereafter. In contrast, the Fed's April 18th inter-meeting 0.50% cut seemed to be a powerful stimulus for the market, which finished April strongly. Despite two more interest rate cuts on May 15th and June 27th, respectively, the U.S. equity markets failed to maintain a positive direction during May and June. Losses accelerated through the summer months, with yet another interest rate cut by the Fed on August 21st having little impact.

On September 11th, the horrific terrorist attacks in New York, Washington, D.C. and Pennsylvania shook the world as well as the global equity markets. Even with an emergency 0.50% interest rate cut by the Federal Reserve Board, aimed at adding liquidity to the system just before the U.S. equity markets re-opened on September 17th, a widespread sell-off took place. The equity markets succeeded in rallying somewhat by fiscal year end, as initial panic selling wore off and investors scooped up bargains. On October 2nd, the Federal Reserve Board cut interest rates for the ninth time in 2001, bringing the federal funds rate to its lowest level since 1962. By the end of October, despite the ongoing Anthrax scare, the NASDAQ Composite Index rallied 21.9% off its September 21st low, and the S&P 500 Index was up nearly 2% for the month.

Throughout the fiscal year, we at Fred Alger Management continued to be guided by the same philosophy we have adhered to since our inception in 1964. That is, that the most profitable investment opportunities are found in companies experiencing a period of rapid change. We believe these dynamic companies fall into one of two categories.

- HIGH UNIT VOLUME GROWTH - These are vital, creative companies that offer goods or services to a rapidly expanding marketplace. They may include established and emerging firms, offering new or improved products, or firms simply fulfilling an increased demand for an existing line.

- POSITIVE LIFE CYCLE CHANGE - These are companies experiencing a major change expected to bring advantageous results. These changes may be as varied as new management, products or technologies; restructuring or reorganization; or merger and acquisition.

We believe companies in both of these categories are likely to enjoy dynamic earnings growth that will stimulate investor response and create a powerful upward movement in their stocks' prices over the long term. We rely on in-depth, fundamental research to discover these companies early--before they are recognized as "surprise situations" by the rest of the market.

We are pleased to report that during this extremely challenging market environment, our portion of the Focused Growth Portfolio outperformed the S&P 500 Index for the twelve months ended October 31, 2001. Our portion of the Portfolio also outperformed both the Russell 3000 Growth Index and the Lipper Large-Cap Growth Funds Average for the same period. The Portfolio was impacted by its inherent growth bias during a time when value stocks outperformed, but our management team succeeded in limiting the downside through effective sector and stock selection.*

Style SELECT Series and Focused Portfolios 2001 Annual Report       [SUNAMERICA
                                                             MUTUAL FUNDS LOGO]



FUND OBJECTIVE
SEEKS LONG-TERM GROWTH OF CAPITAL THROUGH A FOCUSED PORTFOLIO OF NO MORE THAN 30 STOCKS

ADVISERS

[MARSICO LOGO]
[JENNISON ASSOCIATES LOGO]
[ALGER LOGO]

WOULD YOU GIVE US MORE SPECIFIC EXAMPLES?

Our portion of the Portfolio benefited most from a heavy overweighting in the relatively strong health care sector. Baxter International, Inc. and Cardinal Health, Inc. were held in the Portfolio throughout the twelve-month period, and both stocks succeeded in generating positive total returns despite the poor market conditions. The Portfolio also benefited from an underweighting in the extraordinarily weak information technology sector. Of course, using a focused investment strategy, our portion of the Portfolio contains only our ten best ideas at any given time.

WHAT IS YOUR INVESTMENT OUTLOOK FOR THE REMAINDER OF THE YEAR AND INTO 2002?

We see the upcoming months as a buying opportunity period, particularly for strong, industry-leading companies that suddenly have become very cheap. The U.S. equity markets, the government and the public appear to be slowly adjusting to a climate of threat. As we become more adept at dealing with new dangers, investors will, in our view, be less likely to succumb to fear and panic and more likely to remain focused on underlying fundamentals. At Fred Alger Management, we believe the U.S. equity markets have probably already bottomed, although there is certainly the possibility of having the lows re-tested. Overall, we think that the macroeconomic trend is quite positive, particularly for the beginning to middle part of 2002. Since the stock market historically tends to be a leading indicator of economic activity, we maintain a cautiously optimistic outlook for near-term to intermediate-term upside potential.

*PAST PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS. The Lipper category average is an equally weighted performance index, adjusted for capital gains distributions and income dividends of the largest qualifying funds in this investment objective. Morningstar proprietary ratings reflect historical risk-adjusted performance as of October 31, 2001. They are subject to change every month. The Russell 3000 Growth Index is a widely recognized, capitalization-weighted (companies with larger market capitalizations have more influence than those with smaller market capitalizations) index of the 3,000 largest U.S. companies with higher growth rates and price-to-book ratios. Investors cannot actually make investments in these indices.

       2001 ANNUAL REPORT
FOCUSED TECHNET PORTFOLIO

FUND FOCUS
MANAGERS LOOK TO NEED FOR GREATER HOMELAND SECURITY AND FOR DIVERSION TO BOOST TECHNOLOGY SECTOR HIGHER IN 2002, AND NOTE THAT THE SECTOR IS HISTORICALLY ONE OF THE THREE LEADING SECTORS FOLLOWING A RECESSION.

Q&A

DONNA CALDER AND TEAM, Portfolio Managers
SUNAMERICA ASSET MANAGEMENT

HOW DID YOU MANAGE YOUR PORTION OF THE PORTFOLIO OVER THE PAST FISCAL YEAR?

Technology was the hardest hit sector in the volatile equity markets of the past fiscal year, due to a dramatic cutback in capital spending and concerns about deteriorating corporate earnings and revenue growth. During the final months of 2000, capital spending was particularly affected by the significant slowdown in U.S. GDP growth and the lagged effects of the Federal Reserve Board tightening. Throughout the first three calendar quarters of 2001, it became increasingly clear that the rapid pace of growth in the technology sector over the past few years, driven in large part by Y2K and Internet spending, was not sustainable. Technology stocks were selling at historically high multiples of price/sales ratios and price/earnings ratios. Several segments of the technology sector experienced unprecedented losses due to a sharp slowdown in demand combined with large inventories and overcapacities. By September, it was becoming evident that consumer spending and confidence were finally weakening despite a series of interest rate cuts by the Federal Reserve Board. Unemployment began rising and negative corporate earnings announcements persisted, especially in the technology sector. Finally, the severe retrenchment of the equity markets following September 11th culminated in a market bottom for the fiscal year on September 24th. In October, technology stocks began their rally in anticipation of an economic rebound in 2002.

For the fiscal year as a whole, there were few technology sub-sectors that managed to outperform. One such group was the gaming hardware and software stocks. During the tough first calendar quarter, most of these companies were well positioned at the beginning of a strong growth cycle with the benefit of new hardware platforms, a broadening target market and an abundance of new software game titles. The business services sub-sector also did comparatively well, as many companies were able to maintain good revenue visibility and stable cash flow because of their multi-year outsourcing contracts. As a defensive measure, investors generally favored "Old Economy" technology stocks rather than the dot.coms and Internet companies of last year's headlines.

Early in 2001, we assumed a more defensive posture in our portion of the Portfolio. We sought to purchase companies with a history of profitability, proven management teams and strong balance sheets with low debt levels and plenty of cash to get these companies through these challenging times. While our single largest defensive position was in cash, we also made periodic changes to the ten holdings in our portion of the Portfolio, as our analysis dictated. Our strategy was largely effective. Absolute performance of the Portfolio as a whole was disappointing, but returns from our portion of the Portfolio closely tracked those of the NASDAQ 100 Index for the twelve months ended October 31, 2001.*

WOULD YOU GIVE US MORE SPECIFIC EXAMPLES?

Early in the period, we reduced Portfolio holdings in data storage, telecommunications equipment and optical component stocks. During the first calendar quarter of 2001, we made investments in the consumer electronics sector. Electronic Arts, Inc. and THQ, Inc., two of the Portfolio's top holdings, performed particularly well. Both companies make video games for Sony's Playstation 2, Nintendo's Gamecube and Microsoft's Xbox. We believe that this new hardware cycle should last several years, driving sales for the software publishers.

We also made a few investments in the defense sector. Even before the events of September 11th, our analysis suggested these defense companies were attractive investment vehicles, given a favorable budget outlook and good revenue visibility. For example, Portfolio holding L-3 Communications Holdings, Inc., which manufactures electronic sub-systems for major defense contractors like Boeing and Lockheed Martin, performed well.

Another relative outperformer for our portion of the Portfolio during the fiscal year was Synopsys, Inc., which provides software tools that help semiconductor design engineers. Even though the semiconductor sub-sector's downturn has been severe, research & development (R&D) budgets have remained fairly strong. Synopsis also benefited from conservative accounting changes the company implemented last year. Sonus Networks, Inc. and ONI Systems Corp., both telecommunications equipment suppliers, were disappointments due primarily to poor capital spending coupled with high valuations. We sold our holdings in each in the late summer.

Style SELECT Series and Focused Portfolios 2001 Annual Report       [SUNAMERICA
                                                             MUTUAL FUNDS LOGO]



FUND OBJECTIVE
SEEKS CAPITAL APPRECIATION BY INVESTING GENERALLY IN 30 EQUITY SECURITIES OF COMPANIES OF ANY SIZE THAT THE ADVISERS BELIEVE ARE LEADING PRODUCERS OR BENEFICIARIES OF TECHNOLOGICAL INNOVATION

ADVISERS

[VANWAGONER FUNDS LOGO]
[DRESDNER RCM GLOBAL FUNDS LOGO]
[SUNAMERICA ASSET MANAGEMENT LOGO]

WHAT IS YOUR INVESTMENT OUTLOOK FOR THE REMAINDER OF THE YEAR AND INTO 2002?

Looking well into 2002, given the unprecedented fiscal and monetary stimulus, we believe the technology sector should be a major beneficiary of economic recovery. With the bulk of the inventory correction now seemingly behind us, any pickup in demand should, in our view, translate into firm orders and production. In turn, this should lead to renewed growth in capital spending. In fact, the technology sector has historically been one of the top three leading equity groups coming out of every U.S. economic recession for the three month, six month and one year time periods. While the events of September 11th may have delayed the timetable and volatility within the technology sector will no doubt continue to be high, overall, this scenario for economic turnaround presents attractive opportunities for investors in the technology sector.

*PAST PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS.

                 2001 ANNUAL REPORT
FOCUSED GROWTH AND INCOME PORTFOLIO

FUND FOCUS
FOCUSED GROWTH AND INCOME CLASS A RANKS IN TOP QUARTILE OF LIPPER CATEGORY AVERAGE*

Q&A

WILLIAM C. NYGREN AND TEAM, Portfolio Managers
HARRIS ASSOCIATES (OAKMARK FUNDS)

HOW DID YOU MANAGE YOUR PORTION OF THE PORTFOLIO OVER THE PAST FISCAL YEAR?

We began managing our portion of the Portfolio on August 31, 2001. At Harris, we are committed to value investing. We believe this creates attractive investment returns over the long term while minimizing risk. In evaluating potential investments, we focus on three characteristics:

- stocks trading at a significant discounts to underlying business values;

- value that increases over time; and

- company management whose interests are aligned with those of shareholders.

Since value stocks outperformed growth stocks across all market capitalizations over the fiscal year, including the months since August 31, 2001, our portion of the Portfolio performed comparatively well.

In general, there was broad equity market weakness over most of the fiscal period. Extrapolating from recent market movements, one would even be tempted to say there have been significant declines in intrinsic value across most industries. Current stock prices seem to be suggesting there has been a permanent impairment in the franchise value and cash flow-generating ability of business. Surely, many businesses are suffering right now, and some will likely suffer for quite some time. However, over the longer term, say two to four years, we would argue that the impact on intrinsic value for many businesses is quite small. In our opinion, too many investors are confusing short-term problems with long-term trends.

Since becoming a sub-adviser for the Portfolio, we have been geared toward identifying and investing in what we believe to be the ten best companies that meet our strict criteria. We construct our portion of the Portfolio stock by stock.

WOULD YOU GIVE US MORE SPECIFIC EXAMPLES?

Our best performing stocks from August 31 through October 31 were First Data Corporation, a credit card processing company, and Electronic Data Systems, a technology services company. Each produced positive returns and showed improved fundamentals while maintaining reasonable valuations. All other stocks in our portion of the Portfolio were down, primarily due to the tragic events of September 11th. However, we continue to hold these stocks based on their long-term outlooks. Additional service-related companies in our portion of the Portfolio included Motorola (cellular phones), Interpublic Group Companies (advertising), Liberty Media (cable programming) and AT&T Corporation (long distance telephone and cable television). Other holdings included Washington Mutual (financial services), Conoco (oil & gas), Ford Motor Company (automobiles) and CVS Corp.(retail drugstore chain).

Style SELECT Series and Focused Portfolios 2001 Annual Report       [SUNAMERICA
                                                             MUTUAL FUNDS LOGO]




FUND OBJECTIVE
INVESTS PRIMARILY IN EQUITY SECURITIES BELIEVED TO BE POISED FOR GROWTH, ARE UNDERVALUED, OR ARE LIKELY TO PAY QUARTERLY DIVIDENDS

ADVISERS

[MARSICO LOGO]
[OAKMARK FAMILY OF FUNDS LOGO]
[SUNAMERICA ASSET MANAGEMENT LOGO]

WHAT IS YOUR INVESTMENT OUTLOOK FOR THE REMAINDER OF THE YEAR AND INTO 2002?

The events of September 11th shook our sense of security and set the stage for an extended campaign against an unpredictable and ruthless foe. Looking ahead, government's role in the economy will surely increase, and we may well be asked to obey new restrictions and sacrifice certain freedoms. However in many ways, we believe, our world remains as it was--the U.S. economy will experience ups and downs; company profits will fluctuate; and the intrinsic value of businesses will be based on fundamental characteristics. The Federal Reserve Board and the Bush Administration's response to the U.S. economy will, in our view, continue to be aggressive. Most significantly, what has not changed, in our opinion, is the equity market's tendency to confuse short-term, cyclical risks with long-term values. This confusion will likely continue to breed misguided action and panic on the part of many investors.

At Harris, we continue to evaluate individual stocks based on our intensive, in-house research process. While much of the equity market still appears uninteresting to us (just as it did before September 11th), more attractive investment opportunities appear each day. We believe we maintain a realistic outlook, adjusting our expectations and valuation models where appropriate. This discipline, we firmly believe, should continue to serve our shareholders well, as it has in the past, during this emotionally troubling period.

*PAST PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS. The Lipper category average is an equally weighted performance index, adjusted for capital gains distributions and income dividends of the largest qualifying funds in this investment objective. Investors cannot actually make investments in this index.

     2001 ANNUAL REPORT
FOCUSED VALUE PORTFOLIO

FUND FOCUS
FOCUSED VALUE CLASS A OUTPERFORMS MORNINGSTAR AND LIPPER CATEGORY AVERAGES AND S&P 500 INDEX FOR THE 12-MONTH PERIOD ENDED OCTOBER 31, 2001*

Q&A

PHILIP DAVIDSON, SCOTT MOORE AND TEAM, Portfolio Managers
AMERICAN CENTURY

HOW DID YOU MANAGE YOUR PORTION OF THE PORTFOLIO OVER THE PAST FISCAL YEAR?

At American Century, we managed our portion of the Focused Value Portfolio by utilizing a bottom-up approach to identify companies that may be undervalued due to actual or anticipated bad news regarding the company or industry, market declines, or simply being overlooked by the market. We initially screened all U.S. companies larger than $1 billion with five classic value screens--price to cash flow, price to earnings, price to book value, price to debt adjusted cash flow and dividend yield. Having identified companies that are inexpensive based on the screens, we then conducted fundamental analysis on this narrowed group with a focus on the balance sheet and income statement to determine sustainability of returns over time. Our goal is to identify leading businesses trading at discounts to fair value. Our portion of the Focused Value Portfolio is comprised of the ten best ideas of our American Century Value and Equity Income team.

The twelve months ended October 31, 2001 were challenging ones for equity investors, with the S&P 500 Index returning -24.83%. However, value-oriented equity indices performed better on a relative basis, with the Russell 1000 Value Index declining -11.86% as compared to the Russell 1000 Growth Index decline of -39.95% for the fiscal year. During this annual period, it became increasingly evident that the U.S. and global economies were slowing. In response to this economic slowdown as well as to the ripple effects of the September 11th tragedies, the Federal Reserve Board cut interest rates nine times from January through October 2001.

Having produced double-digit positive returns in such a volatile environment, we are particularly pleased to report that our portion of the Focused Value Portfolio significantly outperformed both the S&P 500 Index and the Russell 1000 Value Index for the twelve months ended October 31, 2001. Our outstanding performance can be directly attributed to strong stock selection across industries, sectors and equity market capitalizations.*

Style SELECT Series and Focused Portfolios 2001 Annual Report       [SUNAMERICA
                                                             MUTUAL FUNDS LOGO]



FUND OBJECTIVE
SEEKS LONG-TERM GROWTH OF CAPITAL BY INVESTING GENERALLY IN 30 EQUITY SECURITIES THAT THE ADVISERS BELIEVE ARE UNDERVALUED IN THE MARKET, WITHOUT REGARD TO MARKET CAPITALIZATION

ADVISERS

[AMERICAN CENTURY LOGO]
[THIRD AVENUES FUND LOGO]
[THORNBURG INVESTMENT MANAGEMENT LOGO]

WOULD YOU GIVE US MORE SPECIFIC EXAMPLES?

The best performing sector for our portion of the Portfolio during the annual period was the financial sector, with holdings in the financial services, property and casualty insurance, and bank industries each contributing positively to performance. The top performing stock among our holdings was Student Loan Corporation, which holds and services federally insured student loans under a number of federal programs. Consistent and predictable earnings propelled this stock higher. Other stocks in this sector that performed well were Chubb Corp. and Wachovia Corp.

The Portfolio's second best performing sector during the period was the utility sector, with electric utilities and gas utilities the best industries within the sector. Wisconsin Energy Corp., a diversified gas and electric utility company that has been undergoing a successful restructuring over the past year, was the Portfolio's best performer in this sector. AGL Resources was another winner. AGL Resources is a holding company for 1natural gas distribution operations in Georgia, Tennessee and Virginia. It has also been successfully restructured over the past few years in reaction to the changing regulatory environment for gas utilities across various states.

A close third in contribution to Portfolio performance was the telecommunications sector. Verizon Communications, formed by the merger of Bell Atlantic and GTE in mid-2000, benefited from synergies of the merger over this annual period. Sprint Corporation produced positive returns for the Portfolio during the period, primarily due to our ability to opportunistically take advantage of temporary declines in Sprint's stock price. These declines took place at the end of 2000 due to end-of-year tax loss selling and in late spring of 2001 due to the secondary offering of 20% of the outstanding shares by France Telecom and Deutsche Telecom. Equally important to our strong stock selection in this sector were our choices of stocks to avoid. Our team successfully steered clear of the steep losses experienced by telecommunications equipment manufacturers Lucent and Nortel.

Of course, we conducted ongoing monitoring and review to help ensure that each equity holding contributed to the Portfolio's investment mandate. This means that we bought and sold stocks over the period so that only our very best ideas were held at any given time. Other stocks that were positive contributors to the Portfolio during the annual period were Procter & Gamble, Clorox, Campbell Soup, Intimate Brands, Target, Computer Sciences, Union Pacific Corp., York International, Minerals Technologies, Bristol Meyers, Becton Dickinson, and Walt Disney.

WHAT IS YOUR INVESTMENT OUTLOOK FOR THE REMAINDER OF THE YEAR AND INTO 2002?

Our outlook is cautiously optimistic for the U.S. equity market during these times of uncertainty and a bit more positive for the resurgence in value-oriented investing. We remain committed to our disciplined, classic value investment strategy, as we continue to search for strong, fundamentally sound businesses that are temporarily undervalued due to market conditions or company specific reasons. The encouraging news is that we continue to find many companies that meet our investment criteria. As we look at the current market environment of slowed economic growth and weak corporate profits, we believe that many of these companies are poised to rebound with stronger returns in the foreseeable future. Thus, we believe that many of these companies offer us good opportunities for investment with positive risk-reward potential.

*PAST PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS. Morningstar proprietary ratings reflect historical risk-adjusted performance as of October 31, 2001. They are subject to change every month. The Lipper category average is an equally weighted performance index, adjusted for capital gains distributions and income dividends of the largest qualifying funds in this investment objective. The S&P 500 Index is the Standard & Poor's 500 Composite Stock Price Index, a widely recognized, unmanaged index of common stock prices. Investors cannot actually make investments in these indices.

       2001 ANNUAL REPORT
INTERNATIONAL EQUITY FUND

FUND FOCUS
MANAGERS LOOK FOR LOWER INTEREST RATES AND IMPROVED STOCK VALUATIONS TO SPUR WORLD MARKETS HIGHER AROUND MID-2002

Q&A

HANS DANIELSSON & TEAM, Portfolio Manager
AIG GLOBAL INVESTMENT CORP.

Our investment process divides companies into one of four categories. These categories are based on the type of growth dynamic an individual company exhibits, as well as the type of industry to which the company belongs. For example, we would apply a specific set of investment criteria to a high tech company, and a different, but more relevant set of criteria to a company in the manufacturing sector. We view this strategy as a common sense approach to investing in companies that are growing at different rates in different industries, and therefore are substantially different in the way they function economically.

WHAT IS YOUR INVESTMENT OUTLOOK FOR THE REMAINDER OF THE YEAR AND INTO 2002?

We do see a positive market environment for the international markets if we look over the full year of 2002. At the same time, we do not think expectations should be too high because the United States and the major overseas economies currently are in recession. Despite a difficult economic environment at present, we see that the markets are starting to look forward to an improvement, the basis of which is tied to interest rate reductions that are occurring around the world. The European Central Bank, the Bank of England, and Japan have all lowered their interest rates, and we believe these interest rate reductions across many of the world's larger economies will set the stage for a recovery in 2002. In the Autumn of 2001, the international markets performed quite well, but we take a cautionary outlook of lowered expectations, since the markets are already discounting improvements in Europe and, to some extent, in emerging markets as well. The classical pattern relating to stock markets amid a recession is that the first surge in valuations occurs when interest rates are being lowered. This is what we see right now. Then, normally, valuations experience a bit of a pause until earnings start improving and earnings expectations start to be revised upwards. Our hope, and our expectation for 2002, is that we will enter that earnings driven phase of the equities markets.*

HOW DID YOU MANAGE THE PORTFOLIO OVER THE PAST FISCAL YEAR?

We began managing the portfolio as of September 1, 2001, basing our investments on the current state of the international markets, our expectations for 2001 and on very clearly defined investment criteria. In terms of economic recovery, we believe that Europe is probably a quarter or two behind the United States, which means that the earnings driven phase might be delayed relative to what we see in the United States. On the other hand, markets usually discount slightly in advance, so we do believe that we will have a reasonable outlook for European earnings recovery and corporate profits in the second half of the year. Since many Japanese corporations' economic returns presently are below the cost of their capital, our investments in Japan are underweighted relative to the benchmark. If and when we begin to see sufficient evidence that the country is able to improve profitability on a company by company basis, we would consider broadening our investments in Japan. At present, however, we invest selectively in companies there whose profits exceed their costs for capital.

The emerging market sectors represent a timing question for us right now. Generally, we think that valuations there are currently quite low, and we can find many interesting companies to buy. We also believe that the emerging markets especially are likely to benefit from the gradual improvement that we anticipate in the economic environment. We are starting to slightly overweight our position in emerging markets, and hope to invest more aggressively in them during the new year, if we see more evidence that the economic recovery is taking hold.

Style SELECT Series and Focused Portfolios 2001 Annual Report       [SUNAMERICA
                                                             MUTUAL FUNDS LOGO]




FUND OBJECTIVE
SEEKS LONG-TERM GROWTH CAPITAL BY INVESTING GENERALLY IN EQUITY SECURITIES OF ISSUERS IN COUNTRIES OTHER THAN THE UNITED STATES

WOULD YOU GIVE US MORE SPECIFIC EXAMPLES?

One stock that we currently hold in the portfolio, Nintendo, is an example of a Japanese company that has been able to generate economic returns in excess of its cost of capital, which meets our main criteria for investing in Japan. Nintendo is a high quality company and has been for a long time. The company is coming out with new game products that are hitting the market right now. Lots of new product development is occurring in the arena of computer gaming at present, and we see an acceleration of this company's earnings growth as a result of these new products. We also own Toshiba, which is a high quality company with a more cyclical earnings stream. We think, however, that their semiconductor business is going to improve. We also own Norske Skog, a Norwegian paper company with a dominant manufacturing capacity in newsprint. The company has plants in Norway, the United States and Asia, and given the environment of improving earnings we anticipate in 2002, we believe that Norske Skog is particularly well positioned to benefit from a cyclical upturn within its own industry. As opposed to its competitors, Norske Skog represents one of the purest plays available in the newsprint division of paper production, the demand for which in Europe during 2002, is expected to be strong.

*PAST PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS.

IF YOU WOULD LIKE ADDITIONAL INFORMATION:

    - CALL FASTFACTS--OUR 24-HOUR, AUTOMATED ACCOUNT AND FUND INFORMATION HOTLINE AT 800-654-4760.
    - VISIT www.sunamericafunds.com FOR MORE UP-TO-DATE INFORMATION.

                             SUNAMERICA MUTUAL FUNDS
                      THANKS YOU FOR YOUR CONTINUED SUPPORT

[SUNAMERICA MUTUAL FUNDS LOGO]

STATEMENT OF ASSETS AND LIABILITIES -- OCTOBER 31, 2001

                                           LARGE-CAP       MID-CAP        MULTI-CAP      LARGE-CAP                     SMALL-CAP
                                            GROWTH         GROWTH          GROWTH          VALUE          VALUE          VALUE
                                           PORTFOLIO      PORTFOLIO       PORTFOLIO      PORTFOLIO      PORTFOLIO      PORTFOLIO
                                          ---------------------------------------------------------------------------------------
ASSETS:
Investment securities, at value*........  $72,849,218   $101,450,705    $206,315,024    $82,966,410   $141,281,693    $84,202,379
Repurchase agreements (cost equals
 market)................................      730,000             --      10,835,000      1,777,000      5,449,000     10,026,000
Short-term securities*..................    1,681,000      3,494,783      10,193,693      1,752,000      1,416,905             --
Cash....................................        7,996          1,148          98,598          2,666             --          1,813
Foreign cash............................           --             --              --             --            122         14,635
Receivable for investments sold.........      729,808      8,961,888       3,512,769        512,850      1,241,636        121,347
Receivable for shares sold..............       61,244         68,486         111,044        134,560        400,897        697,004
Interest and dividends receivable.......       29,924         24,279          55,290         92,683        240,798         65,412
Receivable from investment adviser......       10,118         19,462          25,063         11,055          8,041          5,526
Deferred organizational expenses........        2,047            404             379          2,047            379          2,047
Receivable for variation margin on
 futures contracts......................           --             --              --             --          6,827             --
Prepaid expenses and other assets.......          914          1,262           3,035            597          1,187            479
Unrealized appreciation on forward
 foreign currency contracts.............           --             --              --             --            786             --
                                          -----------   ------------    ------------    -----------   ------------    -----------
Total assets............................   76,102,269    114,022,417     231,149,895     87,251,868    150,048,271     95,136,642
                                          -----------   ------------    ------------    -----------   ------------    -----------
LIABILITIES:
Payable for investments purchased.......      314,929      7,017,567       1,704,636        605,363      2,369,106        495,927
Payable for shares redeemed.............       84,353        158,151         293,719        167,654        144,935        109,288
Investment advisory and management fees
 payable................................       64,644         89,564         196,191         75,237        126,987         78,048
Distribution and service maintenance
 fees payable...........................       53,025         71,210         151,117         61,039         97,957         60,633
Due to custodian bank...................           --             --              --             --         13,611             --
Loan Payable............................           --      1,585,992              --             --             --             --
Other accrued expenses..................      144,124        198,986         301,711        104,965        186,629        114,073
Unrealized depreciation on forward
 foreign currency contracts.............           --             --              --             --             84             --
                                          -----------   ------------    ------------    -----------   ------------    -----------
Total liabilities.......................      661,075      9,121,470       2,647,374      1,014,258      2,939,309        857,969
                                          -----------   ------------    ------------    -----------   ------------    -----------
Net assets..............................  $75,441,194   $104,900,947    $228,502,521    $86,237,610   $147,108,962    $94,278,673
                                          ===========   ============    ============    ===========   ============    ===========
*Identified cost
Investment securities...................  $80,737,447   $105,407,456    $217,821,547    $87,155,950   $144,818,443    $84,619,104
                                          ===========   ============    ============    ===========   ============    ===========
Short-term securities...................  $ 1,681,000   $  3,494,783    $ 10,193,693    $ 1,752,000   $  1,415,552    $        --
                                          ===========   ============    ============    ===========   ============    ===========

See Notes to Financial Statements

                                                  [SUNAMERICA MUTUAL FUNDS LOGO]

                                          LARGE-CAP        MID-CAP        MULTI-CAP      LARGE-CAP                     SMALL-CAP
                                           GROWTH          GROWTH          GROWTH          VALUE          VALUE          VALUE
                                          PORTFOLIO       PORTFOLIO       PORTFOLIO      PORTFOLIO      PORTFOLIO      PORTFOLIO
                                        -----------------------------------------------------------------------------------------
NET ASSETS WERE COMPOSED OF:
Common Stock, $.0001 par value
 (1 billion shares authorized)........  $        708    $      1,045    $      1,572    $       669   $        998    $       617
Paid-in capital.......................   105,186,178     152,964,753     333,453,926     91,499,628    144,734,983     88,067,079
                                        ------------    ------------    ------------    -----------   ------------    -----------
                                         105,186,886     152,965,798     333,455,498     91,500,297    144,735,981     88,067,696
Accumulated undistributed net
 investment income (loss).............        (6,309)        (11,129)        (21,061)        (4,613)       345,367         (4,267)
Accumulated undistributed net realized
 gain (loss) on investments, foreign
 currency, and other assets and
 liabilities..........................   (21,851,154)    (44,096,971)    (93,425,393)    (1,068,534)     5,536,813      6,631,867
Net unrealized depreciation on
 investments..........................    (7,888,229)     (3,956,751)    (11,506,523)    (4,189,540)    (3,535,397)      (416,725)
Net unrealized appreciation on futures
 contracts............................            --              --              --             --         25,490             --
Net unrealized appreciation of foreign
 currency, and other assets and
 liabilities..........................            --              --              --             --            708            102
                                        ------------    ------------    ------------    -----------   ------------    -----------
Net assets............................  $ 75,441,194    $104,900,947    $228,502,521    $86,237,610   $147,108,962    $94,278,673
                                        ============    ============    ============    ===========   ============    ===========
CLASS A:
Net assets............................  $ 20,708,915    $ 33,306,246    $ 77,974,926    $23,417,855   $ 51,150,157    $29,771,790
Shares outstanding....................     1,901,019       3,219,988       5,221,502      1,793,637      3,388,250      1,914,184
Net asset value and redemption price
 per share............................  $      10.89    $      10.34    $      14.93    $     13.06   $      15.10    $     15.55
Maximum sales charge (5.75% of
 offering price)......................          0.66            0.63            0.91           0.80           0.92           0.95
                                        ------------    ------------    ------------    -----------   ------------    -----------
Maximum offering price to public......  $      11.55    $      10.97    $      15.84    $     13.86   $      16.02    $     16.50
                                        ============    ============    ============    ===========   ============    ===========
CLASS B:
Net assets............................  $ 34,066,044    $ 54,266,935    $114,227,328    $36,815,652   $ 77,667,185    $37,205,047
Shares outstanding....................     3,221,454       5,478,809       7,973,315      2,874,377      5,333,513      2,455,807
Net asset value, offering and
 redemption price per share (excluding
 any applicable contingent deferred
 sales charge)........................  $      10.57    $       9.90    $      14.33    $     12.81   $      14.56    $     15.15
                                        ============    ============    ============    ===========   ============    ===========
CLASS II:
Net assets............................  $ 20,666,235    $ 17,327,766    $ 34,566,969    $24,957,720   $ 17,804,911    $25,675,811
Shares outstanding....................     1,954,464       1,746,547       2,413,643      1,947,244      1,222,859      1,694,016
Net asset value and redemption price
 per share (excluding any applicable
 contingent deferred sales charge)....  $      10.57    $       9.92    $      14.32    $     12.82   $      14.56    $     15.16
Maximum sales charge (1.00% of
 offering price)......................          0.11            0.10            0.14           0.13           0.15           0.15
                                        ------------    ------------    ------------    -----------   ------------    -----------
Maximum offering price to public......  $      10.68    $      10.02    $      14.46    $     12.95   $      14.71    $     15.31
                                        ============    ============    ============    ===========   ============    ===========
CLASS Z:
Net assets............................            --              --    $  1,733,298    $ 1,046,383   $    486,709    $ 1,626,025
Shares outstanding....................            --              --         113,021         79,013         31,544        102,516
Net asset value, offering and
 redemption price per share...........            --              --    $      15.34    $     13.24   $      15.43    $     15.86
                                        ============    ============    ============    ===========   ============    ===========

See Notes to Financial Statements

[SUNAMERICA MUTUAL FUNDS LOGO]

                                                                                       FOCUSED
                                                        FOCUSED         FOCUSED        GROWTH          FOCUSED      INTERNATIONAL
                                                         GROWTH         TECHNET      AND INCOME         VALUE          EQUITY
                                                       PORTFOLIO       PORTFOLIO      PORTFOLIO       PORTFOLIO       PORTFOLIO
                                                     ----------------------------------------------------------------------------
ASSETS:
Investment securities, at value*...................  $1,219,702,092   $64,524,461   $126,437,343    $523,009,795     $61,944,348
Repurchase agreements (cost equals market).........              --    11,531,000      5,424,000      19,345,000              --
Short-term securities*.............................      94,380,798            --     15,700,000              --              --
Cash...............................................          70,078       275,666         99,276              --               9
Foreign cash.......................................              --            --             42         200,473       2,027,749
Receivable for investments sold....................              --     6,046,123      2,422,549      13,262,362       3,273,722
Receivable for shares sold.........................       4,011,739       326,692        758,384       4,365,259       1,894,115
Interest and dividends receivable..................         391,073         1,851         69,221         978,081         123,557
Receivable from investment adviser.................              --        45,512         50,040         111,988              --
Deferred organizational expenses...................           5,288            --          2,047              --             380
Prepaid expenses and other assets..................          13,292         1,066          1,527           1,593             854
Foreign currency contracts.........................              --     2,649,879             --              --         727,888
Unrealized appreciation on forward foreign
 currency contracts................................              --            --             --              --          26,428
                                                     --------------   -----------   ------------    ------------     -----------
Total assets.......................................   1,318,574,360    85,402,250    150,964,429     561,274,551      70,019,050
                                                     --------------   -----------   ------------    ------------     -----------
LIABILITIES:
Payable for investments purchased..................              --     5,638,210        386,377      19,912,042       2,766,986
Payable for shares redeemed........................       2,007,222       332,242        308,864         701,297       1,824,740
Investment advisory and management fees
 payable...........................................         963,544        80,486        128,499         452,120          64,461
Distribution and service maintenance fees
 payable...........................................         965,776        48,555        105,945         378,070          43,059
Due to investment adviser..........................              --            --             --              --           4,099
Due to custodian bank..............................              --            --             --          41,935              --
Loan payable.......................................              --            --             --              --         281,515
Other accrued expenses.............................         844,074       151,008        140,415         333,716         202,299
Foreign currency contracts.........................              --     2,660,922             --              --         727,957
                                                     --------------   -----------   ------------    ------------     -----------
Total liabilities..................................       4,780,616     8,911,423      1,070,100      21,819,180       5,915,116
                                                     --------------   -----------   ------------    ------------     -----------
Net assets.........................................  $1,313,793,744   $76,490,827   $149,894,329    $539,455,371     $64,103,934
                                                     ==============   ===========   ============    ============     ===========
*Identified cost
Investment securities..............................  $1,253,139,780   $73,943,055   $124,209,005    $532,274,681     $63,755,419
                                                     ==============   ===========   ============    ============     ===========
Short-term securities..............................  $   94,380,798            --   $ 15,700,000              --              --
                                                     ==============   ===========   ============    ============     ===========

See Notes to Financial Statements

                                                  [SUNAMERICA MUTUAL FUNDS LOGO]

                                                                                       FOCUSED
                                                      FOCUSED          FOCUSED         GROWTH          FOCUSED      INTERNATIONAL
                                                       GROWTH          TECHNET       AND INCOME         VALUE          EQUITY
                                                     PORTFOLIO#       PORTFOLIO       PORTFOLIO       PORTFOLIO       PORTFOLIO
                                                   ------------------------------------------------------------------------------
NET ASSETS WERE COMPOSED OF:
Common Stock, $.0001 par value
 (1 billion shares authorized)...................  $        9,144   $       1,944   $      1,191    $      3,266     $       738
Paid-in capital..................................   1,825,313,137     281,480,488    208,556,927     534,288,231      93,147,122
                                                   --------------   -------------   ------------    ------------     -----------
                                                    1,825,322,281     281,482,432    208,558,118     534,291,497      93,147,860

Accumulated undistributed net investment
 loss............................................         (46,187)         (2,994)        (7,060)         (3,582)        (38,006)
Accumulated undistributed net realized gain
 (loss) on investments, foreign currency, and
 other assets and liabilities....................    (478,044,662)   (195,569,435)   (60,885,066)     14,435,449     (27,219,881)
Net unrealized appreciation (depreciation) on
 investments.....................................     (33,437,688)     (9,418,594)     2,228,338      (9,264,886)     (1,811,071)
Net unrealized appreciation (depreciation) on
 foreign currency, and other assets and
 liabilities.....................................              --            (582)            (1)         (3,107)         25,032
                                                   --------------   -------------   ------------    ------------     -----------
Net assets.......................................  $1,313,793,744   $  76,490,827   $149,894,329    $539,455,371     $64,103,934
                                                   ==============   =============   ============    ============     ===========
CLASS A:
Net assets.......................................  $  284,537,631   $  28,326,937   $ 39,279,673    $136,063,624     $24,407,473
Shares outstanding...............................      19,450,866       7,167,799      3,056,802       8,160,506       2,749,576
Net asset value and redemption price per
 share...........................................  $        14.63   $        3.95   $      12.85    $      16.67     $      8.88
Maximum sales charge (5.75% of offering
 price)..........................................            0.89            0.24           0.78            1.02            0.54
                                                   --------------   -------------   ------------    ------------     -----------
Maximum offering price to public.................  $        15.52   $        4.19   $      13.63    $      17.69     $      9.42
                                                   ==============   =============   ============    ============     ===========
CLASS B:
Net assets.......................................  $  475,314,968   $  20,657,908   $ 59,653,562    $190,304,019     $26,747,287
Shares outstanding...............................      33,250,886       5,262,440      4,771,999      11,556,192       3,122,104
Net asset value, offering and redemption
 price per share (excluding any applicable
 contingent deferred sales charge)...............  $        14.29   $        3.93   $      12.50    $      16.47     $      8.57
                                                   ==============   =============   ============    ============     ===========
CLASS II:
Net assets.......................................  $  544,619,981   $  26,869,037   $ 50,467,895    $213,087,728     $12,949,174
Shares outstanding...............................      38,105,402       6,851,631      4,039,180      12,945,791       1,511,586
Net asset value and redemption price per
 share (excluding any applicable contingent
 deferred sales charge)..........................  $        14.29   $        3.92   $      12.49    $      16.46     $      8.57
Maximum sales charge (1.00% of offering price)...            0.14            0.04           0.13            0.17            0.09
                                                   --------------   -------------   ------------    ------------     -----------
Maximum offering price to public.................  $        14.43   $        3.96   $      12.62    $      16.63     $      8.66
                                                   ==============   =============   ============    ============     ===========
CLASS Z:
Net assets.......................................  $    9,321,164   $     636,945   $    493,199              --              --
Shares outstanding...............................         631,603         159,629         38,174              --              --
Net asset value, offering and redemption
 price per share.................................  $        14.76   $        3.99   $      12.92              --              --
                                                   ==============   =============   ============    ============     ===========

------------------

#Formerly Focus Portfolio

See Notes to Financial Statements

[SUNAMERICA MUTUAL FUNDS LOGO]

STATEMENT OF OPERATIONS -- FOR THE YEAR ENDED OCTOBER 31, 2001

                                             LARGE-CAP       MID-CAP        MULTI-CAP      LARGE-CAP                   SMALL-CAP
                                               GROWTH         GROWTH         GROWTH          VALUE          VALUE        VALUE
                                             PORTFOLIO      PORTFOLIO      PORTFOLIO#      PORTFOLIO      PORTFOLIO    PORTFOLIO
                                            -------------------------------------------------------------------------------------
INVESTMENT INCOME:
Income:
  Interest................................  $    202,269   $    238,240   $   1,949,824   $    219,664   $   865,089   $  277,010
  Dividends*..............................       610,928        443,227       1,260,143      1,191,914     2,861,230      979,115
                                            ------------   ------------   -------------   ------------   -----------   ----------
    Total investment income...............       813,197        681,467       3,209,967      1,411,578     3,726,319    1,256,125
                                            ============   ============   =============   ============   ===========   ==========
Expenses:
  Investment advisory and management
    fees..................................       984,310      1,409,163       3,198,944        899,384     1,517,392      789,310
  Distribution and service maintenance
    fees
    Class A...............................        95,835        157,129         388,647         84,822       184,531       94,635
    Class B...............................       451,744        729,713       1,570,748        388,883       809,224      309,332
    Class II..............................       258,753        230,509         494,288        257,311       176,402      199,737
  Transfer agent fees and expenses
    Class A...............................        76,462        115,981         308,448         63,398       134,890       70,362
    Class B...............................       126,399        188,171         414,051        103,015       205,579       82,486
    Class II..............................        71,032         61,176         138,172         67,107        46,381       52,546
    Class Z...............................            --             --          20,563         21,135        21,822       21,180
  Registration fees
    Class A...............................            --             --          29,487         13,596            --       10,467
    Class B...............................            --             --          42,063          1,110            --           --
    Class II..............................            --         14,501          19,951         14,396        11,767       16,385
    Class Z...............................            --             --          11,070          8,775         8,160        7,685
  Custodian fees and expenses.............       129,808        127,570         196,518        130,655       134,319      135,079
  Printing expense........................        35,020         69,785         181,045         22,975        51,345       21,595
  Trustees' fees and expenses.............         5,535          8,308          19,381          4,558         6,548        3,259
  Audit and tax consulting fees...........        10,995         17,940          22,685         22,545        22,150       25,323
  Amortization of organizational
    expenses..............................         2,190          8,979           8,979          2,190         8,979        2,190
  Insurance expense.......................           551            783           1,855            325           825          255
  Interest expense........................            83          1,002             299             83           139          380
  Legal fees and expenses.................            --             --           1,405             --         1,881           --
  Miscellaneous expenses..................         4,682            994           2,121          2,689         1,099          319
                                            ------------   ------------   -------------   ------------   -----------   ----------
    Total expenses........................     2,253,399      3,141,704       7,070,720      2,108,952     3,343,433    1,842,525
    Less: expenses waived/reimbursed by
      investment adviser..................       (37,147)        (6,563)        (42,174)       (92,915)       (1,957)    (110,408)
    Less: custody credits earned on cash
      balances............................        (2,361)        (2,679)         (5,538)        (1,287)       (2,452)      (1,870)
                                            ------------   ------------   -------------   ------------   -----------   ----------
    Net expenses..........................     2,213,891      3,132,462       7,023,008      2,014,750     3,339,024    1,730,247
                                            ------------   ------------   -------------   ------------   -----------   ----------
Net investment income (loss)..............    (1,400,694)    (2,450,995)     (3,813,041)      (603,172)      387,295     (474,122)
                                            ------------   ------------   -------------   ------------   -----------   ----------
REALIZED AND UNREALIZED GAIN (LOSS)
 ON INVESTMENTS:
Net realized gain on investments..........   (20,058,821)   (41,168,768)    (84,557,215)      (730,077)    9,159,855    7,616,590
Net realized loss on futures and options
 contracts................................            --             --      (5,274,898)            --    (2,149,276)          --
Net realized loss on foreign currency and
 other assets and liabilities.............            --            (27)             --            (13)      (25,673)        (411)
Net change in unrealized
 appreciation/depreciation
 of investments...........................   (28,526,133)   (28,186,287)    (88,822,627)   (12,045,578)  (15,178,208)  (3,281,173)
Net change in unrealized
 appreciation/depreciation of futures
 contracts................................            --             --              --             --        49,790           --
Net change in unrealized
 appreciation/depreciation of foreign
 currency and other assets and
 liabilities..............................            --              4              --             --           708          133
                                            ------------   ------------   -------------   ------------   -----------   ----------
Net realized and unrealized gain (loss) on
 investments, foreign currency and other
 assets and liabilities...................   (48,584,954)   (69,355,078)   (178,654,740)   (12,775,668)   (8,142,804)   4,335,139
                                            ------------   ------------   -------------   ------------   -----------   ----------
NET INCREASE (DECREASE) IN NET ASSETS
 RESULTING FROM OPERATIONS:...............  $(49,985,648)  $(71,806,073)  $(182,467,781)  $(13,378,840)  $(7,755,509)  $3,861,017
                                            ============   ============   =============   ============   ===========   ==========
*Net of foreign withholding taxes on
 dividends of.............................  $      4,984   $      2,146   $      16,351   $      7,253   $    16,225   $    6,870
                                            ============   ============   =============   ============   ===========   ==========

------------------

#Formerly Aggressive Growth Portfolio

See Notes to Financial Statements

                                                  [SUNAMERICA MUTUAL FUNDS LOGO]

STATEMENT OF OPERATIONS -- FOR THE YEAR ENDED OCTOBER 31, 2001 -- (CONTINUED)

                                                                                        FOCUSED
                                                         FOCUSED         FOCUSED       GROWTH AND      FOCUSED      INTERNATIONAL
                                                         GROWTH          TECHNET         INCOME         VALUE          EQUITY
                                                      PORTFOLIO(#)      PORTFOLIO      PORTFOLIO      PORTFOLIO       PORTFOLIO
                                                      ---------------------------------------------------------------------------
INVESTMENT INCOME:
Income:
  Interest..........................................  $   5,941,361   $   1,165,085   $    838,489   $    922,929   $    180,076
  Dividends*........................................      8,039,199          18,253      1,205,760      5,231,290      1,245,182
                                                      -------------   -------------   ------------   ------------   ------------
    Total investment income.........................     13,980,560       1,183,338      2,044,249      6,154,219      1,425,258
                                                      -------------   -------------   ------------   ------------   ------------
Expenses:
  Investment advisory and management fees...........     13,183,277       1,744,629      1,827,293      3,658,600      1,007,157
  Distribution and service maintenance fees
    Class A.........................................      1,174,738         180,436        178,048        332,995        125,468
    Class B.........................................      5,488,463         385,874        710,167      1,167,373        382,436
    Class II........................................      6,561,179         487,860        602,941      1,539,811        174,195
  Transfer agent fees and expenses
    Class A.........................................        858,934         157,832        130,150        228,534         95,375
    Class B.........................................      1,386,613         113,543        182,482        281,895        110,455
    Class II........................................      1,650,478         134,073        152,161        368,976         50,679
    Class Z.........................................         22,682          14,145         14,840             --          3,630
  Registration fees
    Class A.........................................         58,931          43,677         16,882         54,769             --
    Class B.........................................         81,621          28,333         20,617         76,748             --
    Class II........................................        113,792          31,909         22,703         68,000         13,311
    Class Z.........................................         11,491          13,675         13,670             --            600
  Custodian fees and expenses.......................        865,204         100,432        131,566        256,207        217,918
  Printing expense..................................        376,575          84,260         46,885         51,295         32,425
  Trustees' fees and expenses.......................         82,104           9,752          6,063         14,607          5,145
  Audit and tax consulting fees.....................         21,497          19,000         24,170         23,055         27,368
  Legal fees and expenses...........................         19,882          12,289            585         11,125          3,255
  Insurance expense.................................          6,870             321            731            379            564
  Amortization of organizational expenses...........          3,395              --          2,190             --          8,979
  Interest expense..................................          1,897             280            171            300         24,185
  Miscellaneous expenses............................         18,161           4,072          1,545          6,892            622
                                                      -------------   -------------   ------------   ------------   ------------
    Total expenses..................................     31,987,784       3,566,392      4,085,860      8,141,561      2,283,767
    Less: expenses waived/reimbursed by investment
      adviser.......................................             --        (249,978)      (581,365)      (698,533)       (61,640)
    Less: custody credits earned on cash balances...         (5,833)         (2,620)        (4,522)       (12,528)        (1,930)
                                                      -------------   -------------   ------------   ------------   ------------
    Net expenses....................................     31,981,951       3,313,794      3,499,973      7,430,500      2,220,197
                                                      -------------   -------------   ------------   ------------   ------------
Net investment (loss)...............................    (18,001,391)     (2,130,456)    (1,455,724)    (1,276,281)      (794,939)
                                                      -------------   -------------   ------------   ------------   ------------
REALIZED AND UNREALIZED GAIN (LOSS)
 ON INVESTMENTS:
Net realized gain (loss) on investments.............   (451,772,929)   (186,908,117)   (58,637,940)    22,915,273    (24,076,533)
Net realized gain (loss) on futures and options
 contracts..........................................             --         759,086             --     (5,500,773)    (1,945,215)
Net realized (loss) on foreign currency and other
 assets.............................................
  and liabilities...................................             --              --            (30)          (907)      (222,800)
Net change in unrealized appreciation/depreciation
 on
  investments.......................................   (106,922,037)    (22,188,217)   (14,936,689)   (26,993,970)    (4,259,325)
Net change in unrealized appreciation/depreciation
 on foreign currency and other assets and
 liabilities........................................             --            (582)            (1)        (2,982)        28,406
                                                      -------------   -------------   ------------   ------------   ------------
Net realized and unrealized gain (loss) on
 investments, foreign
 currency and other assets and liabilities..........   (558,694,966)   (208,337,830)   (73,574,660)    (9,583,359)   (30,475,467)
                                                      -------------   -------------   ------------   ------------   ------------
NET DECREASE IN NET ASSETS
 RESULTING FROM OPERATIONS:.........................  $(576,696,357)  $(210,468,286)  $(75,030,384)  $(10,859,640)  $(31,270,406)
                                                      =============   =============   ============   ============   ============
*Net of foreign withholding taxes on dividends of...  $      70,699   $          --   $        424   $     40,090   $    165,130
                                                      =============   =============   ============   ============   ============

------------------

(#)Formerly Focus Portfolio

See Notes to Financial Statements

[SUNAMERICA MUTUAL FUNDS LOGO]

STATEMENT OF CHANGES IN NET ASSETS

                                                            LARGE-CAP GROWTH                     MID-CAP GROWTH
                                                                PORTFOLIO                           PORTFOLIO
                                                    ---------------------------------   ---------------------------------
                                                     FOR THE YEAR      FOR THE YEAR      FOR THE YEAR      FOR THE YEAR
                                                         ENDED             ENDED             ENDED             ENDED
                                                      OCTOBER 31,       OCTOBER 31,       OCTOBER 31,       OCTOBER 31,
                                                         2001              2000              2001              2000
                                                    ---------------------------------------------------------------------
INCREASE (DECREASE) IN NET ASSETS:
OPERATIONS:
  Net investment loss.............................   $ (1,400,694)     $ (1,977,651)     $ (2,450,995)     $ (2,945,009)
  Net realized gain (loss) on investments.........    (20,058,821)       11,814,463       (41,168,768)       41,281,162
  Net realized gain (loss) on foreign currency and
    other assets and liabilities..................             --                --               (27)                3
  Net change in unrealized
    appreciation/depreciation on investments......    (28,526,133)         (268,981)      (28,186,287)        5,236,311
  Net change in unrealized
    appreciation/depreciation on foreign currency
    and other assets and liabilities..............             --                --                 4                (4)
                                                     ------------      ------------      ------------      ------------
Net increase (decrease) in net assets resulting
 from operations..................................    (49,985,648)        9,567,831       (71,806,073)       43,572,463
                                                     ------------      ------------      ------------      ------------
DIVIDENDS AND DISTRIBUTIONS TO SHAREHOLDERS:
  From net realized gain on investments
    (Class A).....................................     (3,127,781)         (848,381)      (12,345,063)       (4,655,172)
  From net realized gain on investments
    (Class B).....................................     (5,474,813)       (1,572,067)      (21,538,501)       (8,472,206)
  From net realized gain on investments
    (Class II)....................................     (2,947,406)         (604,576)       (6,781,436)       (1,702,654)
                                                     ------------      ------------      ------------      ------------
Total dividends and distributions to
 shareholders.....................................    (11,550,000)       (3,025,024)      (40,665,000)      (14,830,032)
                                                     ------------      ------------      ------------      ------------
NET INCREASE IN NET ASSETS RESULTING FROM CAPITAL
 SHARE TRANSACTIONS (NOTE 6)......................      9,349,011        22,684,877        27,274,853        38,491,303
                                                     ------------      ------------      ------------      ------------
TOTAL INCREASE (DECREASE) IN NET ASSETS...........    (52,186,637)       29,227,684       (85,196,220)       67,233,734

NET ASSETS:
Beginning of period...............................    127,627,831        98,400,147       190,097,167       122,863,433
                                                     ------------      ------------      ------------      ------------
End of period [including undistributed
 (distributions in excess of) net investment
 income for October 31, 2001 and October 31, 2000
 of $(6,309), $(4,268), $(11,129) and $(8,167),
 respectively]....................................   $ 75,441,194      $127,627,831      $104,900,947      $190,097,167
                                                     ============      ============      ============      ============

------------------

See Notes to Financial Statements

                                                  [SUNAMERICA MUTUAL FUNDS LOGO]

                                                            MULTI-CAP GROWTH                  LARGE-CAP VALUE
                                                               PORTFOLIO#                        PORTFOLIO
                                                    --------------------------------  --------------------------------
                                                     FOR THE YEAR     FOR THE YEAR     FOR THE YEAR     FOR THE YEAR
                                                         ENDED            ENDED            ENDED            ENDED
                                                      OCTOBER 31,      OCTOBER 31,      OCTOBER 31,      OCTOBER 31,
                                                         2001             2000             2001             2000
                                                    ------------------------------------------------------------------
INCREASE (DECREASE) IN NET ASSETS:
OPERATIONS:
  Net investment income (loss)....................   $ (3,813,041)    $ (6,396,677)     $  (603,172)     $   192,996
  Net realized gain loss on investments...........    (84,557,215)      78,527,231         (730,077)       2,801,643
  Net realized loss on futures and options
    contracts.....................................     (5,274,898)      (1,563,695)              --               --
  Net realized loss on foreign currency and other
    assets and liabilities........................             --               --              (13)             (14)
  Net change in unrealized
    appreciation/depreciation on investments......    (88,822,627)       6,186,470      (12,045,578)       5,051,768
  Net change in unrealized appreciation on written
    options contracts.............................             --           38,060               --               --
                                                     ------------     ------------      -----------      -----------
Net increase (decrease) in net assets resulting
 from operations..................................   (182,467,781)      76,791,389      (13,378,840)       8,046,393
                                                     ------------     ------------      -----------      -----------
DIVIDENDS AND DISTRIBUTIONS TO SHAREHOLDERS:
  From net investment income (Class A)............             --               --         (159,799)              --
  From net investment income (Class B)............             --               --          (12,181)              --
  From net investment income (Class II)...........             --               --           (7,368)              --
  From net investment income (Class Z)............             --               --          (15,615)              --
  From net realized gain on investments
    (Class A).....................................    (24,927,770)     (12,050,143)        (739,839)        (346,932)
  From net realized gain on investments
    (Class B).....................................    (36,286,671)     (18,113,404)      (1,292,162)        (689,761)
  From net realized gain on investments
    (Class II)....................................    (11,717,700)      (3,525,596)        (781,681)        (273,043)
  From net realized gain on investments
    (Class Z).....................................       (512,871)         (80,760)         (37,284)          (5,291)
                                                     ------------     ------------      -----------      -----------
Total dividends and distributions to
 shareholders.....................................    (73,445,012)     (33,769,903)      (3,045,929)      (1,315,027)
                                                     ------------     ------------      -----------      -----------
NET INCREASE IN NET ASSETS RESULTING FROM CAPITAL
 SHARE TRANSACTIONS (NOTE 6)......................     29,285,774      145,176,321       28,407,648        9,200,214
                                                     ------------     ------------      -----------      -----------
TOTAL INCREASE (DECREASE) IN NET ASSETS...........   (226,627,019)     188,197,807       11,982,879       15,931,580

NET ASSETS:
Beginning of period...............................    455,129,540      266,931,733       74,254,731       58,323,151
                                                     ------------     ------------      -----------      -----------
End of period [including undistributed
 (distributions in excess of) net investment
 income for October 31, 2001 and October 31, 2000
 of $(21,061), $(56,534), $(4,613) and $188,044,
 respectively]....................................   $228,502,521     $455,129,540      $86,237,610      $74,254,731
                                                     ============     ============      ===========      ===========

------------------

#Formerly Aggressive Growth Portfolio

See Notes to Financial Statements

[SUNAMERICA MUTUAL FUNDS LOGO]

                                                                  VALUE                          SMALL-CAP VALUE
                                                                PORTFOLIO                           PORTFOLIO
                                                    ---------------------------------   ---------------------------------
                                                     FOR THE YEAR      FOR THE YEAR      FOR THE YEAR      FOR THE YEAR
                                                         ENDED             ENDED             ENDED             ENDED
                                                      OCTOBER 31,       OCTOBER 31,       OCTOBER 31,       OCTOBER 31,
                                                         2001              2000              2001              2000
                                                    ---------------------------------------------------------------------
INCREASE (DECREASE) IN NET ASSETS:
OPERATIONS:
  Net investment income (loss)....................   $    387,295      $   (254,627)      $  (474,122)      $    41,672
  Net realized gain on investments................      9,159,855        15,989,760         7,616,590         2,143,749
  Net realized loss on written options
    contracts.....................................             --          (114,866)               --                --
  Net realized loss on futures and options
    contracts.....................................     (2,149,276)               --                --                --
  Net realized gain (loss) on foreign currency and
    other assets and liabilities..................        (25,673)            2,471              (411)             (248)
  Net change in unrealized
    appreciation/depreciation on investments......    (15,178,208)       (1,267,454)       (3,281,173)        5,697,043
  Net change in unrealized
    appreciation/depreciation on futures
    contracts.....................................         49,790           (24,300)               --                --
  Net change in unrealized
    appreciation/depreciation on foreign currency
    and other assets and liabilities..............            708                --               133               (58)
                                                     ------------      ------------       -----------       -----------
Net increase (decrease) in net assets resulting
 from operations..................................     (7,755,509)       14,330,984         3,861,017         7,882,158
                                                     ------------      ------------       -----------       -----------
DIVIDENDS AND DISTRIBUTIONS TO SHAREHOLDERS:
  From net realized gain on investments
    (Class A).....................................     (5,612,105)       (2,614,539)               --                --
  From net realized gain on investments
    (Class B).....................................     (8,943,856)       (4,224,970)               --                --
  From net realized gain on investments
    (Class II)....................................     (1,750,493)         (597,058)               --                --
  From net realized gain on investments
    (Class Z).....................................        (38,546)           (3,372)
                                                     ------------      ------------       -----------       -----------
Total dividends and distributions to
 shareholders.....................................    (16,345,000)       (7,439,939)               --                --
                                                     ------------      ------------       -----------       -----------
NET INCREASE (DECREASE) IN NET ASSETS RESULTING
 FROM CAPITAL SHARE TRANSACTIONS (NOTE 6).........     24,881,002       (27,305,302)       38,035,178          (882,455)
                                                     ------------      ------------       -----------       -----------
TOTAL INCREASE (DECREASE) IN NET ASSETS...........        780,493       (20,414,257)       41,896,195         6,999,703
NET ASSETS:
Beginning of period...............................    146,328,469       166,742,726        52,382,478        45,382,775
                                                     ------------      ------------       -----------       -----------
End of period [including undistributed
 (distributions in excess of) net investment
 income for October 31, 2001 and October 31, 2000
 of $345,367, $(15,182), $(4,267) and $(3,153),
 respectively]....................................   $147,108,962      $146,328,469       $94,278,673       $52,382,478
                                                     ============      ============       ===========       ===========

------------------

See Notes to Financial Statements

                                                  [SUNAMERICA MUTUAL FUNDS LOGO]

                                                             FOCUSED GROWTH                    FOSUSED TECHNET
                                                               PORTFOLIO#                         PORTFOLIO
                                                    --------------------------------   -------------------------------
                                                     FOR THE YEAR     FOR THE YEAR     FOR THE YEAR     FOR THE YEAR
                                                        ENDED             ENDED            ENDED            ENDED
                                                     OCTOBER 31,       OCTOBER 31,      OCTOBER 31,      OCTOBER 31,
                                                         2001             2000             2001             2000
                                                    ------------------------------------------------------------------
INCREASE (DECREASE) IN NET ASSETS:
OPERATIONS:
  Net investment loss.............................  $  (18,001,391)  $  (20,341,554)   $  (2,130,456)   $ (1,413,742)
  Net realized gain (loss) on investments.........    (451,772,929)      29,009,454     (186,908,117)     (8,850,785)
  Net realized loss on written options
    contracts.....................................              --       (2,172,204)              --        (145,127)
  Net realized gain on futures and options
    contracts.....................................              --               --          759,086              --
  Net change in unrealized
    appreciation/depreciation on investments......    (106,922,037)     (44,256,215)     (22,188,217)     12,769,623
  Net change in unrealized depreciation on foreign
    currency and other assets and liabilities.....              --               --             (582)             --
                                                    --------------   --------------    -------------    ------------
Net increase (decrease) in net assets resulting
 from operations..................................    (576,696,357)     (37,760,519)    (210,468,286)      2,359,969
                                                    --------------   --------------    -------------    ------------
DIVIDENDS AND DISTRIBUTIONS TO SHAREHOLDERS:
  From net realized gain on investments
    (Class A).....................................     (11,067,219)        (928,076)              --              --
  From net realized gain on investments
    (Class B).....................................     (17,969,854)      (1,517,098)              --              --
  From net realized gain on investments
    (Class II)....................................     (22,373,087)      (1,544,641)              --              --
  From net realized gain on investments
    (Class Z).....................................        (324,840)         (15,284)              --              --
                                                    --------------   --------------    -------------    ------------
Total dividends and distributions to
 shareholders.....................................     (51,735,000)      (4,005,099)              --              --
                                                    --------------   --------------    -------------    ------------
NET INCREASE IN NET ASSETS RESULTING FROM CAPITAL
 SHARE TRANSACTIONS (NOTE 6)......................      87,409,396    1,191,258,148       40,216,339     244,382,805
                                                    --------------   --------------    -------------    ------------

TOTAL INCREASE (DECREASE) IN NET ASSETS...........    (541,021,961)   1,149,492,530     (170,251,947)    246,742,774
NET ASSETS:
Beginning of period...............................   1,854,815,705      705,323,175      246,742,774              --
                                                    --------------   --------------    -------------    ------------
End of period [including undistributed
 (distributions in excess of) net investment
 income for October 31, 2001 and October 31, 2000
 of $(46,187), $(17,710), $(2,994) and $0,
 respectively]....................................  $1,313,793,744   $1,854,815,705    $  76,490,827    $246,742,774
                                                    ==============   ==============    =============    ============

------------------

#Formerly Focus Portfolio

See Notes to Financial Statements

[SUNAMERICA MUTUAL FUNDS LOGO]

                                FOCUSED GROWTH AND INCOME               FOCUSED VALUE                  INTERNATIONAL EQUITY
                                        PORTFOLIO                         PORTFOLIO                         PORTFOLIO
                             --------------------------------  --------------------------------  --------------------------------
                              FOR THE YEAR     FOR THE YEAR     FOR THE YEAR     FOR THE YEAR     FOR THE YEAR     FOR THE YEAR
                                  ENDED            ENDED            ENDED            ENDED            ENDED            ENDED
                               OCTOBER 31,      OCTOBER 31,      OCTOBER 31,      OCTOBER 31,      OCTOBER 31,      OCTOBER 31,
                                  2001             2000             2001             2000             2001             2000
                             ----------------------------------------------------------------------------------------------------
INCREASE (DECREASE) IN NET
 ASSETS:
OPERATIONS:
  Net investment loss......   $ (1,455,724)    $ (1,908,731)    $ (1,276,281)    $   (215,335)    $    (794,939)   $ (1,267,811)
  Net realized gain (loss)
    on investments.........    (58,637,940)       5,486,743       22,915,273        6,100,343       (24,076,533)      9,699,199
  Net realized loss on
    written options
    contracts..............             --         (248,169)              --               --                --        (177,990)
  Net realized loss on
    futures and options
    contracts..............             --               --       (5,500,773)              --        (1,945,215)       (344,249)
  Net realized foreign
    exchange gain (loss) on
    other assets and
    liabilities............            (30)              21             (907)             689          (222,800)        155,590
  Net change in unrealized
  appreciation/depreciation
    on investments.........    (14,936,689)       7,797,223      (26,993,970)      17,729,084        (4,259,325)     (9,331,301)
  Net change in unrealized
  appreciation/depreciation
    on foreign currency and
    other assets and
    liabilities............             (1)             (12)          (2,982)            (125)           28,406         (11,014)
                              ------------     ------------     ------------     ------------     -------------    ------------
Net increase (decrease) in
 net assets resulting from
 operations................    (75,030,384)      11,127,075      (10,859,640)      23,614,656       (31,270,406)     (1,277,576)
                              ------------     ------------     ------------     ------------     -------------    ------------
DIVIDENDS AND DISTRIBUTIONS
 TO SHAREHOLDERS:
  From net realized gain on
    investments
    (Class A)..............     (1,461,558)      (1,836,498)      (2,131,455)              --        (2,717,876)             --
  From net realized gain on
    investments
    (Class B)..............     (1,980,515)      (2,598,962)      (1,866,434)              --        (3,778,769)             --
  From net realized gain on
    investments
    (Class II).............     (1,738,041)      (1,269,564)      (3,627,111)              --        (1,557,334)             --
  From net realized gain on
    investments
    (Class Z)..............        (17,886)              --               --               --           (26,021)             --
                              ------------     ------------     ------------     ------------     -------------    ------------
Total dividends and
 distributions to
 shareholders..............     (5,198,000)      (5,705,024)      (7,625,000)              --        (8,080,000)             --
                              ------------     ------------     ------------     ------------     -------------    ------------
NET INCREASE (DECREASE) IN
 NET ASSETS RESULTING FROM
 CAPITAL SHARE TRANSACTIONS
 (NOTE 6)..................     14,505,028      125,659,556      410,284,061      124,041,294       (15,232,332)     31,558,724
                              ------------     ------------     ------------     ------------     -------------    ------------
TOTAL INCREASE (DECREASE)
 IN NET ASSETS.............    (65,723,356)     131,081,607      391,799,421      147,655,950       (54,582,738)     30,281,148
NET ASSETS:
Beginning of period........    215,617,685       84,536,078      147,655,950               --       118,686,672      88,405,524
                              ------------     ------------     ------------     ------------     -------------    ------------
End of period [including
 undistributed
 (distributions in excess
 of) net investment income
 for October 31, 2001 and
 October 31, 2000 of
 $(7,060), $(3,505),
 $(3,582), $(667) $(38,006)
 and $(195,694),
 respectively].............   $149,894,329     $215,617,685     $539,455,371     $147,655,950     $  64,103,934    $118,686,672
                              ============     ============     ============     ============     =============    ============

------------------

See Notes to Financial Statements

                                                  [SUNAMERICA MUTUAL FUNDS LOGO]

FINANCIAL HIGHLIGHTS

                                                                   NET                   DIVIDENDS
                                                       NET     GAIN (LOSS)     TOTAL       FROM     DISTRI-            NET
                                          NET ASSET  INVEST-    ON INVEST-      FROM        NET     BUTIONS           ASSET
                                           VALUE,      MENT    MENTS (BOTH    INVEST-     INVEST-    FROM     TOTAL   VALUE,
                 PERIOD                   BEGINNING   INCOME   REALIZED AND     MENT       MENT     CAPITAL  DISTRI-  END OF
                 ENDED                    OF PERIOD  LOSS(1)   UNREALIZED)   OPERATIONS   INCOME     GAINS   BUTIONS  PERIOD
----------------------------------------  ---------  --------  ------------  ----------  ---------  -------  -------  ------
LARGE-CAP GROWTH PORTFOLIO
                                                          CLASS A
10/15/97-10/31/97.......................   $12.50     $   --     $ (0.71)     $ (0.71)    $   --    $   --   $   --   $11.79
10/31/98................................    11.79      (0.11)       2.05         1.94      (0.01)       --    (0.01)   13.72
10/31/99................................    13.72      (0.16)       4.67         4.51         --        --       --    18.23
10/31/00................................    18.23      (0.23)       2.29         2.06         --     (0.55)   (0.55)   19.74
10/31/01................................    19.74      (0.13)      (6.94)       (7.07)        --     (1.78)   (1.78)   10.89
                                                          CLASS B
10/15/97-10/31/97.......................    12.50         --       (0.71)       (0.71)        --        --       --    11.79
10/31/98................................    11.79      (0.21)       2.04         1.83         --        --       --    13.62
10/31/99................................    13.62      (0.27)       4.63         4.36         --        --       --    17.98
10/31/00................................    17.98      (0.36)       2.26         1.90         --     (0.55)   (0.55)   19.33
10/31/01................................    19.33      (0.22)      (6.76)       (6.98)        --     (1.78)   (1.78)   10.57
                                                          CLASS II
10/15/97-10/31/97.......................    12.50         --       (0.72)       (0.72)        --        --       --    11.78
10/31/98................................    11.78      (0.20)       2.04         1.84         --        --       --    13.62
10/31/99................................    13.62      (0.27)       4.62         4.35         --        --       --    17.97
10/31/00................................    17.97      (0.36)       2.27         1.91         --     (0.55)   (0.55)   19.33
10/31/01................................    19.33      (0.22)      (6.76)       (6.98)        --     (1.78)   (1.78)   10.57
----------------------------------------------------------------------------------------------------------------------------
MID-CAP GROWTH PORTFOLIO
                                                          CLASS A
11/19/96-10/31/97.......................   $12.50     $(0.16)    $  1.37      $  1.21     $   --    $   --   $   --   $13.71
10/31/98................................    13.71      (0.18)       1.07         0.89         --        --       --    14.60
10/31/99................................    14.60      (0.21)       4.42         4.21         --     (0.64)   (0.64)   18.17
10/31/00................................    18.17      (0.28)       6.38         6.10         --     (2.17)   (2.17)   22.10
10/31/01................................    22.10      (0.17)      (6.92)       (7.09)        --     (4.67)   (4.67)   10.34
                                                          CLASS B
11/19/96-10/31/97.......................    12.50      (0.25)       1.38         1.13         --        --       --    13.63
10/31/98................................    13.63      (0.27)       1.06         0.79         --        --       --    14.42
10/31/99................................    14.42      (0.31)       4.34         4.03         --     (0.64)   (0.64)   17.81
10/31/00................................    17.81      (0.41)       6.25         5.84         --     (2.17)   (2.17)   21.48
10/31/01................................    21.48      (0.25)      (6.66)       (6.91)        --     (4.67)   (4.67)    9.90
                                                          CLASS II
3/06/97-10/31/97........................    11.93      (0.18)       1.89         1.71         --        --       --    13.64
10/31/98................................    13.64      (0.27)       1.06         0.79         --        --       --    14.43
10/31/99................................    14.43      (0.32)       4.36         4.04         --     (0.64)   (0.64)   17.83
10/31/00................................    17.83      (0.41)       6.25         5.84         --     (2.17)   (2.17)   21.50
10/31/01................................    21.50      (0.25)      (6.66)       (6.91)        --     (4.67)   (4.67)    9.92
----------------------------------------------------------------------------------------------------------------------------
MULTI-CAP GROWTH PORTFOLIO
                                                          CLASS A
11/19/96-10/31/97.......................   $12.50     $(0.11)    $  3.51      $  3.40     $   --    $   --   $   --   $15.90
10/31/98................................    15.90      (0.16)       0.87         0.71         --     (0.11)   (0.11)   16.50
10/31/99................................    16.50      (0.23)       9.86         9.63         --        --       --    26.13
10/31/00................................    26.13      (0.35)       8.65         8.30         --     (3.24)   (3.24)   31.19
10/31/01................................    31.19      (0.15)     (11.07)      (11.22)        --     (5.04)   (5.04)   14.93
                                                          CLASS B
11/19/96-10/31/97.......................    12.50      (0.24)       3.54         3.30         --        --       --    15.80
10/31/98................................    15.80      (0.27)       0.87         0.60         --     (0.11)   (0.11)   16.29
10/31/99................................    16.29      (0.37)       9.69         9.32         --        --       --    25.61
10/31/00................................    25.61      (0.56)       8.50         7.94         --     (3.24)   (3.24)   30.31
10/31/01................................    30.31      (0.27)     (10.67)      (10.94)        --     (5.04)   (5.04)   14.33
                                                          CLASS II
3/06/97-10/31/97........................    13.38      (0.17)       2.59         2.42         --        --       --    15.80
10/31/98................................    15.80      (0.27)       0.88         0.61         --     (0.11)   (0.11)   16.30
10/31/99................................    16.30      (0.37)       9.67         9.30         --        --       --    25.60
10/31/00................................    25.60      (0.56)       8.51         7.95         --     (3.24)   (3.24)   30.31
10/31/01................................    30.31      (0.27)     (10.68)      (10.95)        --     (5.04)   (5.04)   14.32
                                                          CLASS Z
4/03/98-10/31/98........................    18.30      (0.03)      (1.70)       (1.73)        --        --       --    16.57
10/31/99................................    16.57      (0.10)       9.91         9.81         --        --       --    26.38
10/31/00................................    26.38      (0.16)       8.73         8.57         --     (3.24)   (3.24)   31.71
10/31/01................................    31.71      (0.04)     (11.29)      (11.33)        --     (5.04)   (5.04)   15.34


                                                        NET                               RATIO OF
                                                      ASSETS         RATIO OF            INVESTMENT
                                                      END OF         EXPENSES           INCOME (LOSS)
                 PERIOD                     TOTAL     PERIOD        TO AVERAGE         TO AVERAGE NET      PORTFOLIO
                 ENDED                    RETURN(2)   (000'S)       NET ASSETS             ASSETS          TURNOVER
----------------------------------------  ---------  ---------  ------------------  ---------------------  ---------
LARGE-CAP GROWTH PORTFOLIO
                                                                           CLASS A
10/15/97-10/31/97.......................     (5.68)% $ 23,609      1.78%(3)(4)(5)        0.34%(3)(4)(5)          1%
10/31/98................................     16.42     14,390      1.78(4)(5)           (0.90)(4)(5)            30
10/31/99................................     32.87     28,050      1.78(4)(5)           (0.98)(4)(5)            66
10/31/00................................     11.38     35,549      1.78(5)              (1.12)(5)               81
10/31/01................................    (38.77)    20,709      1.78(4)(5)           (0.95)(4)(5)            88
                                                                           CLASS B
10/15/97-10/31/97.......................     (5.68)       773      2.43(3)(4)(5)        (0.84)(3)(4)(5)          1
10/31/98................................     15.54     26,125      2.43(4)(5)           (1.54)(4)(5)            30
10/31/99................................     32.01     51,691      2.43(4)(5)           (1.63)(4)(5)            66
10/31/00................................     10.63     59,531      2.43(5)              (1.77)(5)               81
10/31/01................................    (39.16)    34,066      2.43(4)(5)           (1.60)(4)(5)            88
                                                                           CLASS II
10/15/97-10/31/97.......................     (5.76)       166      2.43(3)(4)(5)        (0.42)(3)(4)(5)          1
10/31/98................................     15.64      7,317      2.43(4)(5)           (1.54)(4)(5)            30
10/31/99................................     31.94     18,659      2.43(4)(5)           (1.63)(4)(5)            66
10/31/00................................     10.70     32,548      2.43(5)              (1.77)(5)               81
10/31/01................................    (39.16)    20,666      2.43(4)(5)           (1.61)(4)(5)            88
----------------------------------------
MID-CAP GROWTH PORTFOLIO
                                                                           CLASS A
11/19/96-10/31/97.......................      9.68%  $ 18,404      1.85%(3)(4)(5)       (1.19)%(3)(4)(5)        97%
10/31/98................................      6.49     32,115      1.78(4)(5)           (1.19)(4)(5)           135
10/31/99................................     29.83     38,991      1.76(4)(5)           (1.22)(4)(5)           112
10/31/00................................     36.16     59,348      1.78(5)              (1.27)(5)              151
10/31/01................................    (38.50)    33,306      1.78(5)              (1.30)(5)              164
                                                                           CLASS B
11/19/96-10/31/97.......................      9.04     35,739      2.47(3)(4)(5)        (1.92)(3)(4)(5)         97
10/31/98................................      5.80     58,555      2.43(4)(5)           (1.84)(4)(5)           135
10/31/99................................     28.92     70,477      2.40(4)(5)           (1.87)(4)(5)           112
10/31/00................................     35.35     98,089      2.43(5)              (1.92)(5)              151
10/31/01................................    (38.86)    54,267      2.43(5)              (1.95)(5)              164
                                                                           CLASS II
3/06/97-10/31/97........................     14.33      4,685      2.45(3)(4)(5)        (1.97)(3)(4)(5)         97
10/31/98................................      5.79      9,482      2.43(4)(5)           (1.84)(4)(5)           135
10/31/99................................     28.97     13,396      2.43(4)(5)           (1.89)(4)(5)           112
10/31/00................................     35.31     32,659      2.43(5)              (1.92)(5)              151
10/31/01................................    (38.82)    17,328      2.43(4)(5)           (1.95)(4)(5)           164
----------------------------------------
MULTI-CAP GROWTH PORTFOLIO
                                                                           CLASS A
11/19/96-10/31/97.......................     27.20%  $ 38,537      1.84%(3)(4)(5)       (0.77)%(3)(4)(5)       150%
10/31/98................................      4.55     55,925      1.78(4)(5)           (0.95)(4)(5)           142
10/31/99................................     58.36    100,468      1.76(4)(5)           (1.00)(4)(5)           126
10/31/00................................     32.77    162,801      1.78(5)              (1.07)(5)              134
10/31/01................................    (41.40)    77,975      1.78(4)(5)           (0.77)(4)(5)           176
                                                                           CLASS B
11/19/96-10/31/97.......................     26.40     48,594      2.47(3)(4)(5)        (1.58)(3)(4)(5)        150
10/31/98................................      3.87     74,998      2.43(4)(5)           (1.60)(4)(5)           142
10/31/99................................     57.21    140,508      2.39(4)(5)           (1.64)(4)(5)           126
10/31/00................................     31.95    217,963      2.43(5)              (1.72)(5)              134
10/31/01................................    (41.73)   114,228      2.43(5)              (1.43)(5)              176
                                                                           CLASS II
3/06/97-10/31/97........................     18.09      5,939      2.45(3)(4)(5)        (1.68)(3)(4)(5)        150
10/31/98................................      3.94     10,568      2.43(4)(5)           (1.60)(4)(5)           142
10/31/99................................     57.06     25,331      2.41(4)(5)           (1.65)(4)(5)           126
10/31/00................................     32.01     71,127      2.43(5)              (1.70)(5)              134
10/31/01................................    (41.77)    34,567      2.43(4)(5)           (1.43)(4)(5)           176
                                                                           CLASS Z
4/03/98-10/31/98........................     (9.45)       346      1.21(3)(4)(5)        (0.36)(3)(4)(5)        142
10/31/99................................     59.20        624      1.21(4)(5)           (0.45)(4)(5)           126
10/31/00................................     33.55      3,239      1.21(4)(5)           (0.46)(4)(5)           134
10/31/01................................    (41.01)     1,733      1.21(4)(5)           (0.20)(4)(5)           176

--------------------
(1) Calculated based upon average shares outstanding
(2) Total return is not annualized and does not reflect sales load
(3) Annualized
(4) Net of the following expense reimbursements (based on average net assets):

                 10/31/97  10/31/98  10/31/99  10/31/00  10/31/01                   10/31/97  10/31/98  10/31/99  10/31/00  10/31/01
                 --------  --------  --------  --------  --------                   --------  --------  --------  --------  --------
Large-Cap                                                          Mid-Cap Growth
  Growth A.....    0.59%     0.72%     0.31%       --%     0.04%   II.............    0.96%     0.39%     0.24%       --%     0.06%
Large-Cap                                                          Multi-Cap
  Growth B.....    1.53      0.80      0.30        --      0.04    Growth A.......    0.26      0.27      0.08        --      0.01
Large-Cap                                                          Multi-Cap
  Growth II....    3.29      1.42      0.41        --      0.04    Growth B.......    0.32      0.28      0.06        --        --
Mid-Cap Growth                                                     Multi-Cap
  A............    0.34      0.30      0.12        --        --    Growth II......    0.73      0.44      0.10        --      0.02
Mid-Cap Growth                                                     Multi-Cap
  B............    0.42      0.33      0.12        --        --    Growth Z.......      --      7.62      4.71      1.23      1.27

(5) The ratio reflects an expense cap which is net of custody credits of less than 0.01% or waiver/reimbursements if applicable.

See Notes to Financial Statements

[SUNAMERICA MUTUAL FUNDS LOGO]

                                                                    NET                   DIVIDENDS
                                                        NET     GAIN (LOSS)     TOTAL       FROM     DISTRI-            NET
                                          NET ASSET   INVEST-    ON INVEST-      FROM        NET     BUTIONS           ASSET
                                           VALUE,      MENT     MENTS (BOTH    INVEST-     INVEST-    FROM     TOTAL   VALUE,
                 PERIOD                   BEGINNING   INCOME    REALIZED AND     MENT       MENT     CAPITAL  DISTRI-  END OF
                 ENDED                    OF PERIOD  (LOSS)(1)  UNREALIZED)   OPERATIONS   INCOME     GAINS   BUTIONS  PERIOD
----------------------------------------  ---------  ---------  ------------  ----------  ---------  -------  -------  ------
LARGE-CAP VALUE PORTFOLIO
                                                           CLASS A
10/15/97-10/31/97.......................   $12.50     $ 0.01       $(0.65)      $(0.64)    $   --    $    --  $    --   11.86
10/31/98................................    11.86       0.03         0.71         0.74      (0.01)        --    (0.01)  12.59
10/31/99................................    12.59       0.05         1.49         1.54         --      (0.08)   (0.08)  14.05
10/31/00................................    14.05       0.11         1.86         1.97         --      (0.32)   (0.32)  15.70
10/31/01................................    15.70      (0.03)       (1.92)       (1.95)     (0.12)     (0.57)   (0.69)  13.06
                                                           CLASS B
10/15/97-10/31/97.......................    12.50         --        (0.64)       (0.64)        --         --       --   11.86
10/31/98................................    11.86      (0.04)        0.69         0.65         --         --       --   12.51
10/31/99................................    12.51      (0.05)        1.49         1.44         --      (0.08)   (0.08)  13.87
10/31/00................................    13.87       0.02         1.81         1.83         --      (0.32)   (0.32)  15.38
10/31/01................................    15.38      (0.12)       (1.87)       (1.99)     (0.01)     (0.57)   (0.58)  12.81
                                                          CLASS II
10/15/97-10/31/97.......................    12.50         --        (0.64)       (0.64)        --         --       --   11.86
10/31/98................................    11.86      (0.04)        0.69         0.65         --         --       --   12.51
10/31/99................................    12.51      (0.04)        1.48         1.44         --      (0.08)   (0.08)  13.87
10/31/00................................    13.87       0.02         1.82         1.84         --      (0.32)   (0.32)  15.39
10/31/01................................    15.39      (0.13)       (1.86)       (1.99)     (0.01)     (0.57)   (0.58)  12.82
                                                           CLASS Z
4/16/98-10/31/98........................    13.86       0.06        (1.27)       (1.21)     (0.01)        --    (0.01)  12.64
10/31/99................................    12.64       0.13         1.49         1.62         --      (0.08)   (0.08)  14.18
10/31/00................................    14.18       0.22         1.86         2.08         --      (0.32)   (0.32)  15.94
10/31/01................................    15.94       0.05        (1.94)       (1.89)     (0.24)     (0.57)   (0.81)  13.24
-----------------------------------------------------------------------------------------------------------------------------
VALUE PORTFOLIO
                                                           CLASS A
11/16/96-10/31/97.......................   $12.50     $   --       $ 3.59       $ 3.59     $   --    $    --  $    --  $16.09
10/31/98................................    16.09         --        (0.51)       (0.51)        --      (0.59)   (0.59)  14.99
10/31/99................................    14.99       0.07         1.76         1.83         --         --       --   16.82
10/31/00................................    16.82       0.04         1.68         1.72         --      (0.77)   (0.77)  17.77
10/31/01................................    17.77       0.11        (0.83)       (0.72)        --      (1.95)   (1.95)  15.10
                                                           CLASS B
11/16/96-10/31/97.......................    12.50      (0.11)        3.61         3.50         --         --       --   16.00
10/31/98................................    16.00      (0.10)       (0.50)       (0.60)        --      (0.59)   (0.59)  14.81
10/31/99................................    14.81      (0.03)        1.73         1.70         --         --       --   16.51
10/31/00................................    16.51       0.06         1.51         1.57         --      (0.77)   (0.77)  17.31
10/31/01................................    17.31         --        (0.80)       (0.80)        --      (1.95)   (1.95)  14.56
                                                          CLASS II
3/06/97-10/31/97........................    13.56      (0.08)        2.52         2.44         --         --       --   16.00
10/31/98................................    16.00      (0.11)       (0.49)       (0.60)        --      (0.59)   (0.59)  14.81
10/31/99................................    14.81      (0.03)        1.73         1.70         --         --       --   16.51
10/31/00................................    16.51       0.07         1.49         1.56         --      (0.77)   (0.77)  17.30
10/31/01................................    17.30         --        (0.79)       (0.79)        --      (1.95)   (1.95)  14.56
                                                           CLASS Z
4/03/98-10/31/98........................    17.62       0.05        (2.63)       (2.58)        --         --       --   15.04
10/31/99................................    15.04       0.17         1.76         1.93         --         --       --   16.97
10/31/00................................    16.97       0.13         1.69         1.82         --      (0.77)   (0.77)  18.02
10/31/01................................    18.02       0.21        (0.85)       (0.64)        --      (1.95)   (1.95)  15.43
-----------------------------------------------------------------------------------------------------------------------------
SMALL-CAP VALUE PORTFOLIO
                                                           CLASS A
10/15/97-10/31/97.......................   $12.50     $ 0.01       $(0.37)      $(0.36)    $   --    $    --  $    --  $12.14
10/31/98................................    12.14       0.05        (1.36)       (1.31)     (0.01)        --    (0.01)  10.82
10/31/99................................    10.82       0.05         0.83         0.88         --         --       --   11.70
10/31/00................................    11.70       0.07         2.15         2.22         --         --       --   13.92
10/31/01................................    13.92      (0.03)        1.66         1.63         --         --       --   15.55
                                                           CLASS B
10/15/97-10/31/97.......................    12.50       0.01        (0.38)       (0.37)        --         --       --   12.13
10/31/98................................    12.13      (0.05)       (1.33)       (1.38)     (0.01)        --    (0.01)  10.74
10/31/99................................    10.74      (0.03)        0.83         0.80         --         --       --   11.54
10/31/00................................    11.54      (0.02)        2.13         2.11         --         --       --   13.65
10/31/01................................    13.65      (0.13)        1.63         1.50         --         --       --   15.15
                                                          CLASS II
10/15/97-10/31/97.......................    12.50       0.01        (0.37)       (0.36)        --         --       --   12.14
10/31/98................................    12.14      (0.06)       (1.33)       (1.39)     (0.01)        --    (0.01)  10.74
10/31/99................................    10.74      (0.03)        0.84         0.81         --         --       --   11.55
10/31/00................................    11.55      (0.02)        2.13         2.11         --         --       --   13.66
10/31/01................................    13.66      (0.13)        1.63         1.50         --         --       --   15.16
                                                           CLASS Z
4/03/98-10/31/98........................    13.63       0.04        (2.80)       (2.76)     (0.02)        --    (0.02)  10.85
10/31/99................................    10.85       0.11         0.83         0.94         --         --       --   11.79
10/31/00................................    11.79       0.14         2.18         2.32         --         --       --   14.11
10/31/01................................    14.11       0.05         1.70         1.75         --         --       --   15.86


                                                                                        RATIO OF
                                                     NET ASSETS     RATIO OF           INVESTMENT
                                                       END OF       EXPENSES          INCOME (LOSS)
                 PERIOD                     TOTAL      PERIOD      TO AVERAGE        TO AVERAGE NET       PORTFOLIO
                 ENDED                    RETURN(2)   (000'S)      NET ASSETS            ASSETS           TURNOVER
----------------------------------------  ---------  ----------  --------------      ---------------      ---------
LARGE-CAP VALUE PORTFOLIO
                                                                           CLASS A
10/15/97-10/31/97.......................    (5.12)%   $ 23,240    1.78%(3)(4)(6)       1.07%(3)(4)(6)          --%
10/31/98................................     6.22       12,921    1.78(4)(6)           0.22(4)(6)              37
10/31/99................................    12.28       15,996    1.78(4)(6)           0.34(4)(6)              42
10/31/00................................    14.36       19,500    1.78(4)(5)           0.76(4)(5)              96
10/31/01................................   (12.91)      23,418    1.78(4)(6)          (0.21)(4)(6)             63
                                                                           CLASS B
10/15/97-10/31/97.......................    (5.12)       1,325    2.43(3)(4)(6)        0.22(3)(4)(6)           --
10/31/98................................     5.52       28,149    2.43(4)(6)          (0.34)(4)(6)             37
10/31/99................................    11.55       31,422    2.43(4)(6)          (0.33)(4)(6)             42
10/31/00................................    13.52       34,140    2.43(4)(5)           0.13(4)(5)              96
10/31/01................................   (13.42)      36,816    2.43(4)(6)          (0.86)(4)(6)             63
                                                                          CLASS II
10/15/97-10/31/97.......................    (5.12)         172    2.43(3)(4)(6)        0.53(3)(4)(6)           --
10/31/98................................     5.52        5,823    2.43(4)(6)          (0.31)(4)(6)             37
10/31/99................................    11.55       10,664    2.43(4)(6)          (0.28)(4)(6)             42
10/31/00................................    13.59       19,717    2.43(4)(5)           0.12(4)(5)              96
10/31/01................................   (13.41)      24,958    2.43(4)(6)          (0.86)(4)(6)             63
                                                                           CLASS Z
4/16/98-10/31/98........................    (8.72)         207    1.21(3)(4)(6)        0.97(3)(4)(6)           37
10/31/99................................    12.87          241    1.21(4)(6)           0.89(4)(6)              42
10/31/00................................    15.02          897    1.21(4)(5)           1.40(4)(5)              96
10/31/01................................   (12.43)       1,046    1.21(4)(6)           0.37(4)(6)              63
----------------------------------------
VALUE PORTFOLIO
                                                                           CLASS A
11/16/96-10/31/97.......................    28.72%    $ 48,377    1.84%(3)(4)(6)         --%(3)(4)(6)          48%
10/31/98................................    (3.32)      71,116    1.78(4)(6)          (0.01)(4)(6)             69
10/31/99................................    12.21       58,581    1.77(4)(6)           0.43(4)(6)             118
10/31/00................................    10.73       52,062    1.78(4)(6)           0.25(4)(6)              95
10/31/01................................    (4.42)      51,150    1.78(4)(6)           0.68(4)(6)             146
                                                                           CLASS B
11/16/96-10/31/97.......................    28.00       77,534    2.46(3)(4)(6)       (0.74)(3)(4)(6)          48
10/31/98................................    (3.92)     111,030    2.43(4)(6)          (0.66)(4)(6)             69
10/31/99................................    11.48       95,112    2.40(4)(6)          (0.19)(4)(6)            118
10/31/00................................    10.00       79,261    2.43(4)(6)           0.39(4)(6)              95
10/31/01................................    (5.06)      77,667    2.43(4)(6)           0.03(4)(6)             146
                                                                          CLASS II
3/06/97-10/31/97........................    17.99        9,384    2.45(3)(4)(6)       (0.78)(3)(4)(6)          48
10/31/98................................    (3.92)      15,260    2.43(4)(6)          (0.66)(4)(6)             69
10/31/99................................    11.48       12,976    2.42(4)(6)          (0.21)(4)(6)            118
10/31/00................................     9.93       14,652    2.43(4)(6)           0.40(4)(6)              95
10/31/01................................    (5.01)      17,805    2.43(4)(6)           0.02(4)(6)             146
                                                                           CLASS Z
4/03/98-10/31/98........................   (14.64)         101    1.21(3)(4)(6)        0.62(3)(4)(6)           69
10/31/99................................    12.83           74    1.21(4)(6)           0.98(4)(6)             118
10/31/00................................    11.25          353    1.21(4)(6)           0.72(4)(6)              95
10/31/01................................    (3.86)         487    1.21(4)(6)           1.26(4)(6)             146
----------------------------------------
SMALL-CAP VALUE PORTFOLIO
                                                                           CLASS A
10/15/97-10/31/97.......................    (2.88)%   $ 21,346    1.78%(3)(4)(6)       2.57%(3)(4)(6)          --%
10/31/98................................   (10.79)      15,051    1.78(4)(6)           0.42(4)(6)              50
10/31/99................................     8.13       15,473    1.78(4)(6)           0.39(4)(6)             102
10/31/00................................    18.97       17,188    1.78(4)(6)           0.52(4)(6)              67
10/31/01................................    11.71       29,772    1.78(4)(6)          (0.19)(4)(6)             66
                                                                           CLASS B
10/15/97-10/31/97.......................    (2.96)       3,112    2.43(3)(4)(6)        1.75(3)(4)(6)           --
10/31/98................................   (11.40)      25,954    2.43(4)(6)          (0.44)(4)(6)             50
10/31/99................................     7.45       22,601    2.43(4)(6)          (0.26)(4)(6)            102
10/31/00................................    18.28       22,593    2.43(4)(6)          (0.12)(4)(6)             67
10/31/01................................    10.99       37,205    2.43(4)(6)          (0.83)(4)(6)             66
                                                                          CLASS II
10/15/97-10/31/97.......................    (2.88)         525    2.43(3)(4)(6)        1.75(3)(4)(6)           --
10/31/98................................   (11.47)       5,968    2.43(4)(6)          (0.48)(4)(6)             50
10/31/99................................     7.54        7,230    2.43(4)(6)          (0.26)(4)(6)            102
10/31/00................................    18.27       12,195    2.43(4)(6)          (0.16)(4)(6)             67
10/31/01................................    10.98       25,676    2.43(4)(6)          (0.84)(4)(6)             66
                                                                           CLASS Z
4/03/98-10/31/98........................   (20.30)         142    1.21(3)(4)(6)        0.70(3)(4)(6)           50
10/31/99................................     8.66           78    1.21(4)(6)           0.96(4)(6)             102
10/31/00................................    19.68          406    1.21(4)(6)           1.00(4)(6)              67
10/31/01................................    12.40        1,626    1.21(4)(6)           0.33(4)(6)              66

--------------------

(1) Calculated based upon average shares outstanding
(2) Total return is not annualized and does not reflect sales load
(3) Annualized
(4) Net of the following expense reimbursements (based on average net assets):

                 10/31/97  10/31/98  10/31/99  10/31/00  10/31/01                   10/31/97  10/31/98  10/31/99  10/31/00  10/31/01
                 --------  --------  --------  --------  --------                   --------  --------  --------  --------  --------
Large-Cap Value
  A............    0.58%     0.67%     0.17%     0.20%     0.09%   Value II.......    0.63%     0.21%     0.13%     0.11%     0.05%
Large-Cap Value
  B............    1.16      0.61      0.16      0.17      0.04    Value Z........      --     28.83     23.27     10.14      6.55
Large-Cap Value                                                    Small-Cap Value
  II...........    3.22      1.14      0.22      0.25      0.09    A..............    0.57      0.66      0.29      0.25      0.11
Large-Cap Value                                                    Small-Cap Value
  Z............      --     11.77     11.86      4.73      2.76    B..............    0.74      0.62      0.31      0.25      0.07
                                                                   Small-Cap Value
Value A........    0.28      0.17      0.04      0.09        --    II.............    1.42      1.05      0.36      0.31      0.15
                                                                   Small-Cap Value
Value B........    0.34      0.19      0.02      0.07        --    Z..............      --     20.37     20.90      9.85      2.94

(5) The ratio reflects an expense cap which is net of custody credits of (0.01%) or waivers/reimbursements if applicable.
(6) The ratio reflects an expense cap which is net of custody credits of less than 0.01% on waiver/reimbursements if applicable.

See Notes to Financial Statements

                                                  [SUNAMERICA MUTUAL FUNDS LOGO]

                                                                    NET                   DIVIDENDS
                                                        NET     GAIN (LOSS)     TOTAL       FROM     DISTRI-            NET
                                          NET ASSET   INVEST-    ON INVEST-      FROM        NET     BUTIONS           ASSET
                                           VALUE,      MENT     MENTS (BOTH    INVEST-     INVEST-    FROM     TOTAL   VALUE,
                 PERIOD                   BEGINNING   INCOME    REALIZED AND     MENT       MENT     CAPITAL  DISTRI-  END OF
                 ENDED                    OF PERIOD  (LOSS)(1)  UNREALIZED)   OPERATIONS   INCOME     GAINS   BUTIONS  PERIOD
----------------------------------------  ---------  ---------  ------------  ----------  ---------  -------  -------  ------
FOCUSED GROWTH PORTFOLIO
                                                           CLASS A
6/08/98-10/31/98                           $12.50     $(0.01)      $ 0.11       $ 0.10     $   --    $    --  $   --   $12.60
10/31/99................................    12.60      (0.12)        6.75         6.63         --         --      --    19.23
10/31/00................................    19.23      (0.19)        2.54         2.35         --      (0.09)  (0.09)   21.49
10/31/01................................    21.49      (0.11)       (6.16)       (6.27)        --      (0.59)  (0.59)   14.63
                                                           CLASS B
6/08/98-10/31/98                            12.50      (0.04)        0.10         0.06         --         --      --    12.56
10/31/99................................    12.56      (0.23)        6.72         6.49         --         --      --    19.05
10/31/00................................    19.05      (0.34)        2.52         2.18         --      (0.09)  (0.09)   21.14
10/31/01................................    21.14      (0.22)       (6.04)       (6.26)        --      (0.59)  (0.59)   14.29
                                                           CLASS C
5/22/00-10/31/00(7).....................    21.70      (0.16)       (0.40)       (0.56)        --         --      --    21.14
                                                          CLASS II
6/08/98-10/31/98                            12.50      (0.04)        0.10         0.06         --         --      --    12.56
10/31/99................................    12.56      (0.23)        6.72         6.49         --         --      --    19.05
10/31/00................................    19.05      (0.35)        2.53         2.18                 (0.09)  (0.09)   21.14
10/31/01................................    21.14      (0.22)       (6.04)       (6.26)        --      (0.59)  (0.59)   14.29
                                                           CLASS Z
7/07/99-10/31/99                            18.18         --         1.09         1.09         --         --      --    19.27
10/31/00................................    19.27      (0.09)        2.53         2.44         --      (0.09)  (0.09)   21.62
10/31/01................................    21.62      (0.07)       (6.20)       (6.27)        --      (0.59)  (0.59)   14.76
-----------------------------------------------------------------------------------------------------------------------------
FOCUSED TECHNET PORTFOLIO
                                                           CLASS A
05/22/00-10/31/00.......................   $12.50     $(0.11)      $ 3.13       $ 3.02     $   --    $    --  $   --   $15.52
10/31/01................................    15.52      (0.08)      (11.49)      (11.57)        --         --      --     3.95
                                                           CLASS B
05/22/00-10/31/00.......................    12.50      (0.17)        3.14         2.97         --         --      --    15.47
10/31/01................................    15.47      (0.13)      (11.41)      (11.54)        --         --      --     3.93
                                                           CLASS C
05/22/00-10/31/00(7)....................    12.50      (0.17)        3.14         2.97         --         --      --    15.47
                                                          CLASS II
05/22/00-10/31/00.......................    12.50      (0.17)        3.14         2.97         --         --      --    15.47
10/31/01................................    15.47      (0.13)      (11.42)      (11.55)        --         --      --     3.92
                                                           CLASS Z
10/03/00-10/31/00.......................    17.33      (0.01)       (1.79)       (1.80)        --         --      --    15.53
10/31/01................................    15.53      (0.05)      (11.49)      (11.54)        --         --      --     3.99
-----------------------------------------------------------------------------------------------------------------------------
FOCUSED GROWTH AND INCOME
                                                           CLASS A
10/15/97-10/31/97.......................   $12.50     $ 0.01       $(0.53)      $(0.52)    $   --    $    --  $   --   $11.98
10/31/98................................    11.98       0.03         1.04         1.07      (0.01)        --   (0.01)   13.04
10/31/99................................    13.04      (0.04)        4.30         4.26         --      (0.18)  (0.18)   17.12
10/31/00................................    17.12      (0.13)        3.51         3.38         --      (0.98)  (0.98)   19.52
10/31/01................................    19.52      (0.05)       (6.18)       (6.23)        --      (0.44)  (0.44)   12.85
                                                           CLASS B
10/15/97-10/31/97.......................    12.50         --        (0.54)       (0.54)        --         --      --    11.96
10/31/98................................    11.96      (0.07)        1.08         1.01      (0.01)        --   (0.01)   12.96
10/31/99................................    12.96      (0.13)        4.25         4.12         --      (0.18)  (0.18)   16.90
10/31/00................................    16.90      (0.26)        3.46         3.20         --      (0.98)  (0.98)   19.12
10/31/01................................    19.12      (0.15)       (6.03)       (6.18)        --      (0.44)  (0.44)   12.50
                                                          CLASS II
10/15/97-10/31/97.......................    12.50         --        (0.53)       (0.53)        --         --      --    11.97
10/31/98................................    11.97      (0.07)        1.06         0.99      (0.01)        --   (0.01)   12.95
10/31/99................................    12.95      (0.14)        4.26         4.12         --      (0.18)  (0.18)   16.89
10/31/00................................    16.89      (0.26)        3.46         3.20         --      (0.98)  (0.98)   19.11
10/31/01................................    19.11      (0.15)       (6.03)       (6.18)        --      (0.44)  (0.44)   12.49
                                                           CLASS Z
10/06/00-10/31/00.......................    20.28      (0.01)       (0.76)       (0.77)        --         --      --    19.51
10/31/01................................    19.51       0.03        (6.18)       (6.15)        --      (0.44)  (0.44)   12.92


                                                                                               RATIO OF
                                                     NET ASSETS       RATIO OF                INVESTMENT
                                                       END OF         EXPENSES               INCOME (LOSS)
                 PERIOD                     TOTAL      PERIOD        TO AVERAGE             TO AVERAGE NET          PORTFOLIO
                 ENDED                    RETURN(2)   (000'S)        NET ASSETS                 ASSETS              TURNOVER
----------------------------------------  ---------  ----------  ------------------      ---------------------      ---------
FOCUSED GROWTH PORTFOLIO
                                                                                CLASS A
6/08/98-10/31/98                             0.80%    $ 29,770      1.45%(3)(4)(8)           (0.21)%(3)(4)(8)          106%
10/31/99................................    52.62      169,734      1.45(4)(8)               (0.70)(4)(8)              161
10/31/00................................    12.23      401,754      1.54(4)(8)               (0.81)(4)(8)              228
10/31/01................................   (29.87)     284,538      1.56(8)                  (0.66)(8)                 178
                                                                                CLASS B
6/08/98-10/31/98                             0.48       45,817      2.10(3)(4)(8)            (0.92)(3)(4)(8)           106
10/31/99................................    51.67      271,531      2.10(4)(8)               (1.34)(4)(8)              161
10/31/00................................    11.45      641,205      2.19(4)(8)               (1.46)(4)(8)              228
10/31/01................................   (30.33)     475,315      2.21(8)                  (1.31)(8)                 178
                                                                                CLASS C
5/22/00-10/31/00(7).....................    (1.26)       6,188      2.20(4)(8)               (1.61)(4)(8)              228
                                                                               CLASS II
6/08/98-10/31/98                             0.48       35,387      2.10(3)(4)(8)            (0.93)(3)(4)(8)           106
10/31/99................................    51.67      261,536      2.10(4)(8)               (1.34)(4)(8)              161
10/31/00................................    11.45      793,146      2.20(4)(8)               (1.46)(4)(8)              228
10/31/01................................   (30.33)     544,620      2.21(8)                  (1.30)(8)                 178
                                                                                CLASS Z
7/07/99-10/31/99                             6.00        2,522      0.93(3)(4)(8)            (0.09)(3)(4)(8)           161
10/31/00................................    12.67       12,523      1.12(4)(8)               (0.38)(4)(8)              228
10/31/01................................   (29.68)       9,321      1.27(8)                  (0.38)(8)                 178
----------------------------------------
FOCUSED TECHNET PORTFOLIO
                                                                                CLASS A
05/22/00-10/31/00.......................    24.16%    $ 89,371      1.97%(3)(4)(5)           (1.30)%(3)(4)(5)(8)       176%
10/31/01................................   (74.55)      28,327      1.97%(4)(8)              (1.12)(4)(8)              449
                                                                                CLASS B
05/22/00-10/31/00.......................    23.76       70,073      2.62(3)(4)(5)            (1.97)(3)(4)(5)(8)        176
10/31/01................................   (74.60)      20,658      2.62(4)(8)               (1.77)(4)(8)              449
                                                                                CLASS C
05/22/00-10/31/00(7)....................    23.76          630      2.62(4)(5)               (1.99)(4)(5)              176
                                                                               CLASS II
05/22/00-10/31/00.......................    23.76       86,105      2.62(3)(4)(5)            (1.97)(3)(4)(5)(8)        176
10/31/01................................   (74.66)      26,869      2.62(4)(8)               (1.77)(4)(8)              449
                                                                                CLASS Z
10/03/00-10/31/00.......................   (10.13)         563      1.40(3)(4)(5)            (0.76)(3)(4)(5)(8)        176
10/31/01................................   (74.31)         637      1.40(4)(8)               (0.65)(4)(8)              449
----------------------------------------
FOCUSED GROWTH AND INCOME
                                                                                CLASS A
10/15/97-10/31/97.......................    (4.16)%   $ 23,593      1.78%(3)(4)(8)            1.35%(3)(4)(8)             2%
10/31/98................................     8.95        9,799      1.78(4)(8)                0.22(4)(8)                98
10/31/99................................    33.10       29,281      1.54(4)(6)               (0.26)(4)(6)              165
10/31/00................................    19.88       62,164      1.45(4)(8)               (0.62)(4)(8)              121
10/31/01................................   (32.51)      39,280      1.45(4)(8)               (0.33)(4)(8)              203
                                                                                CLASS B
10/15/97-10/31/97.......................    (4.32)         941      2.43(3)(4)(8)             0.29(3)(4)(8)              2
10/31/98................................     8.43       16,157      2.43(4)(8)               (0.52)(4)(8)               98
10/31/99................................    32.21       39,636      2.20(4)(6)               (0.87)(4)(6)              165
10/31/00................................    19.03       83,480      2.10(4)(8)               (1.27)(4)(8)              121
10/31/01................................   (32.94)      59,653      2.10(4)(8)               (0.99)(4)(8)              203
                                                                               CLASS II
10/15/97-10/31/97.......................    (4.24)         143      2.43(3)(4)(8)             0.54(3)(4)(8)              2
10/31/98................................     8.26        2,490      2.43(4)(8)               (0.53)(4)(8)               98
10/31/99................................    32.24       15,619      2.16(4)(6)               (0.97)(4)(6)              165
10/31/00................................    19.04       69,826      2.10(4)(8)               (1.26)(4)(8)              121
10/31/01................................   (32.96)      50,468      2.10(4)(8)               (0.98)(4)(8)              203
                                                                                CLASS Z
10/06/00-10/31/00.......................    (3.80)         148      0.88(3)(4)(8)            (0.42)(3)(4)(8)           121
10/31/01................................   (32.11)         493      0.88(4)(8)                0.20(4)(8)               203

--------------------
(1) Calculated based upon average shares outstanding
(2) Total return is not annualized and does not reflect sales load
(3) Annualized
(4) Net of the following expense reimbursements (based on average net assets):

                 10/31/98  10/31/99  10/31/00  10/31/01                   10/31/97  10/31/98  10/31/99  10/31/00  10/31/01
                 --------  --------  --------  --------                   --------  --------  --------  --------  --------
Focused Growth                                           Focused TechNet
  A............    0.32%     0.18%     0.05%       --%   II.............      --%       --%       --%     0.31%     0.13%
Focused Growth                                           Focused TechNet
  B............    0.32      0.16      0.04        --    Z..............      --        --        --     45.91      4.36
Focused Growth                                           Focused Growth
  C............      --        --      1.70        --    and Income A...    0.58      0.62      0.37      0.34      0.30
Focused Growth                                           Focused Growth
  II...........    0.32      0.17      0.04        --    and Income B...    1.26      0.67      0.44      0.32      0.30
                                                         Focused Growth
Focused Growth                                           and Income
  Z............      --      2.23      0.13        --    II.............    3.12      2.11      0.60      0.35      0.30
Focused TechNet                                          Focused Growth
  A............      --        --      0.30      0.18    and Income Z...      --        --        --     26.87      5.44
Focused TechNet
  B............      --        --      0.31      0.16

(5) The ratio reflects an expense cap which is net of custody credits of (0.02%) or waivers/reimbursements if applicable.
(6) The ratio reflects an expense cap which is net of custody credits of (0.01%) or waivers/reimbursements if applicable.
(7) Effective December 1, 2000, Class C shares were re-designated into Class II shares.
(8) The ratio reflects an expense cap which is net of custody credit of less than 0.01% or waiver/reimbursements if applicable.

See Notes to Financial Statements

[SUNAMERICA MUTUAL FUNDS LOGO]

                                                                    NET                   DIVIDENDS
                                                        NET     GAIN (LOSS)     TOTAL       FROM     DISTRI-            NET
                                          NET ASSET   INVEST-    ON INVEST-      FROM        NET     BUTIONS           ASSET
                                           VALUE,      MENT     MENTS (BOTH    INVEST-     INVEST-    FROM     TOTAL   VALUE,
                 PERIOD                   BEGINNING   INCOME    REALIZED AND     MENT       MENT     CAPITAL  DISTRI-  END OF
                 ENDED                    OF PERIOD  (LOSS)(1)  UNREALIZED)   OPERATIONS   INCOME     GAINS   BUTIONS  PERIOD
----------------------------------------  ---------  ---------  ------------  ----------  ---------  -------  -------  ------
FOCUSED VALUE PORTFOLIO
                                                          CLASS A
11/01/99-10/31/00.......................   $12.50     $ 0.03       $ 3.73       $ 3.76     $   --    $    --  $   --   $16.26
10/31/01................................    16.26       0.02         1.10         1.12         --      (0.71)  (0.71)   16.67
                                                          CLASS B
11/01/99-10/31/00.......................    12.50      (0.07)        3.73         3.66         --         --      --    16.16
10/31/01................................    16.16      (0.09)        1.11         1.02         --      (0.71)  (0.71)   16.47
                                                          CLASS II
11/01/99-10/31/00.......................    12.50      (0.08)        3.74         3.66         --         --      --    16.16
10/31/01................................    16.16      (0.09)        1.10         1.01         --      (0.71)  (0.71)   16.46
-----------------------------------------------------------------------------------------------------------------------------
INTERNATIONAL EQUITY PORTFOLIO
                                                          CLASS A
11/19/96-10/31/97.......................   $12.50     $ 0.01       $(0.05)      $(0.04)    $   --    $    --  $   --   $12.46
10/31/98................................    12.46      (0.01)       (0.01)       (0.02)        --      (0.22)  (0.22)   12.22
10/31/99................................    12.22      (0.03)        2.12         2.09         --      (0.05)  (0.05)   14.26
10/31/00................................    14.26      (0.11)        0.29         0.18         --         --      --    14.44
10/31/01................................    14.44      (0.05)       (4.40)       (4.45)        --      (1.11)  (1.11)    8.88
                                                          CLASS B
11/19/96-10/31/97.......................    12.50      (0.09)       (0.03)       (0.12)        --         --      --    12.38
10/31/98................................    12.38      (0.09)          --        (0.09)        --      (0.22)  (0.22)   12.07
10/31/99................................    12.07      (0.12)        2.08         1.96         --      (0.05)  (0.05)   13.98
10/31/00................................    13.98      (0.22)        0.31         0.09         --         --      --    14.07
10/31/01................................    14.07      (0.13)       (4.26)       (4.39)        --      (1.11)  (1.11)    8.57
                                                          CLASS II
3/06/97-10/31/97                            12.60      (0.07)       (0.15)       (0.22)        --         --      --    12.38
10/31/98................................    12.38      (0.09)          --        (0.09)        --      (0.22)  (0.22)   12.07
10/31/99................................    12.07      (0.13)        2.10         1.97         --      (0.05)  (0.05)   13.99
10/31/00................................    13.99      (0.21)        0.30         0.09         --         --      --    14.08
10/31/01................................    14.08      (0.12)       (4.28)       (4.40)        --      (1.11)  (1.11)    8.57


                                                                                        RATIO OF
                                                     NET ASSETS    RATIO OF            INVESTMENT
                                                       END OF      EXPENSES          INCOME (LOSS)
                 PERIOD                     TOTAL      PERIOD     TO AVERAGE         TO AVERAGE NET       PORTFOLIO
                 ENDED                    RETURN(2)   (000'S)    NET ASSETS(4)         ASSETS(4)          TURNOVER
----------------------------------------  ---------  ----------  -------------       --------------       ---------
FOCUSED VALUE PORTFOLIO
                                                                          CLASS A
11/01/99-10/31/00.......................     30.08%   $40,755      1.55%(3)(5)         0.19%(3)(5)           220%
10/31/01................................      6.95    136,063      1.55(6)             0.13(6)               245
                                                                          CLASS B
11/01/99-10/31/00.......................     29.28     33,418      2.20(3)(5)         (0.52)(3)(5)           220
10/31/01................................      6.35    190,304      2.20(6)            (0.51)(6)              245
                                                                          CLASS II
11/01/99-10/31/00.......................     29.28     73,484      2.20(3)(5)         (0.53)(3)(5)           220
10/31/01................................      6.29    213,088      2.20(6)            (0.52)(6)              245
----------------------------------------
INTERNATIONAL EQUITY PORTFOLIO
                                                                          CLASS A
11/19/96-10/31/97.......................     (0.32)%  $24,365      2.10%(3)(6)         0.07%(3)(6)            70%
10/31/98................................     (0.09)    28,418      2.03(6)            (0.11)(6)              114
10/31/99................................     17.15     29,324      2.03(6)            (0.23)(6)              102
10/31/00................................      1.26     49,085      2.03(5)            (0.72)(5)               89
10/31/01................................    (33.17)    24,408      2.03(6)            (0.42)(6)              272
                                                                          CLASS B
11/19/96-10/31/97.......................     (0.96)    42,656      2.72(3)(6)         (0.69)(3)(6)            70
10/31/98................................     (0.67)    47,817      2.68(6)            (0.74)(6)              114
10/31/99................................     16.29     47,342      2.68(6)            (0.92)(6)              102
10/31/00................................      0.64     48,901      2.68(5)            (1.37)(5)               89
10/31/01................................    (33.64)    26,747      2.68(6)            (1.14)(6)              272
                                                                          CLASS II
3/06/97-10/31/97                             (1.75)     4,459      2.70(3)(6)         (0.75)(3)(6)            70
10/31/98................................     (0.67)     7,982      2.68(6)            (0.71)(6)              114
10/31/99................................     16.37     11,709      2.68(6)            (0.95)(6)              102
10/31/00................................      0.64     20,367      2.68(5)            (1.30)(5)               89
10/31/01................................    (33.69)    12,949      2.68(6)            (1.13)(6)              272

--------------------
(1) Calculated based upon average shares outstanding
(2) Total return is not annualized and does not reflect sales load
(3) Annualized
(4) Net of the following expense reimbursements (based on average net assets):

                       10/31/00  10/31/01                                   10/31/97  10/31/98  10/31/99  10/31/00  10/31/01
                       --------  --------                                   --------  --------  --------  --------  --------
Focused Value A......    0.50%     0.19%       International Equity A.....    0.37%     0.45%     0.25%     0.04%     0.03%
Focused Value B......    0.59      0.20        International Equity B.....    0.45      0.48      0.24      0.04      0.06
Focused Value II.....    0.50      0.18        International Equity II....    0.87      0.55      0.33      0.10      0.14

(5) The ratio reflects an expense cap which is net of custody credits of (0.01%) or waivers/reimbursements if applicable.
(6) The ratio reflects an expense cap which is net of custody credits of less than 0.01% or waiver/reimbursements if applicable.

See Notes to Financial Statements

                                                  [SUNAMERICA MUTUAL FUNDS LOGO]

Large-Cap Growth Portfolio
-------------------------------------------

PORTFOLIO OF INVESTMENTS -- OCTOBER 31, 2001


                                                                                  VALUE
                    SECURITY DESCRIPTION                          SHARES         (NOTE 2)
--------------------------------------------------------------------------------------------
COMMON STOCK--96.6%
AEROSPACE & MILITARY TECHNOLOGY--0.5%
  Northrop Grumman Corp.....................................          3,400   $     339,830
                                                                              -------------
APPAREL & TEXTILES--0.4%
  Oakley, Inc.+.............................................         30,000         320,400
                                                                              -------------
AUTOMOTIVE--0.2%
  Dana Corp.................................................          7,000          75,250
  Ford Motor Co.............................................          5,000          80,250
                                                                              -------------
                                                                                    155,500
                                                                              -------------
BANKS--3.4%
  Bank of America Corp......................................          4,000         235,960
  Bank of New York Co., Inc.................................         19,580         665,916
  Bank One Corp.............................................         15,700         521,083
  FleetBoston Financial Corp................................         10,200         335,172
  MBNA Corp.................................................         14,800         408,628
  Mellon Financial Corp.....................................          5,100         171,360
  National City Corp........................................          9,000         237,600
                                                                              -------------
                                                                                  2,575,719
                                                                              -------------
BROADCASTING & MEDIA--12.8%
  AOL Time Warner, Inc.+....................................         63,852       1,992,821
  Cablevision Systems Corp.--Rainbow Media Group+...........          6,747         144,048
  Cablevision Systems Corp., Class A+.......................         13,495         462,204
  Clear Channel Communications, Inc.+.......................          4,500         171,540
  Comcast Corp., Class A+...................................         43,390       1,555,097
  Fox Entertainment Group, Inc., Class A+...................         15,000         330,150
  Liberty Media Corp., Class A+.............................         91,575       1,070,512
  Metro-Goldwyn-Mayer, Inc.+................................         20,345         326,741
  New York Times Co., Class A...............................         21,000         866,250
  Omnicom Group, Inc........................................          7,300         560,494
  Viacom, Inc., Class B+....................................         59,751       2,181,509
                                                                              -------------
                                                                                  9,661,366
                                                                              -------------
BUSINESS SERVICES--0.9%
  Concord EFS, Inc.+........................................          8,000         218,960
  Fluor Corp................................................          8,215         305,762
  Waste Management, Inc.....................................          7,000         171,500
                                                                              -------------
                                                                                    696,222
                                                                              -------------
CHEMICALS--0.2%
  Dow Chemical Co...........................................          5,000         166,250
                                                                              -------------
COMMUNICATION EQUIPMENT--1.0%
  Motorola, Inc.............................................         15,000         245,550
  QUALCOMM, Inc.+...........................................         10,100         496,112
                                                                              -------------
                                                                                    741,662
                                                                              -------------
COMPUTERS & BUSINESS EQUIPMENT--3.0%
  Brocade Communications Systems, Inc.+.....................          5,000         122,750
  Dell Computer Corp.+......................................         31,500         755,370


                                                                                  VALUE
                    SECURITY DESCRIPTION                          SHARES         (NOTE 2)
--------------------------------------------------------------------------------------------
COMPUTERS & BUSINESS EQUIPMENT (CONTINUED)
  International Business Machines Corp......................         12,700   $   1,372,489
                                                                              -------------
                                                                                  2,250,609
                                                                              -------------
COMPUTER SOFTWARE--8.1%
  Cisco Systems, Inc.+......................................         57,400         971,208
  Electronic Arts, Inc.+....................................          2,000         102,920
  EMC Corp.+................................................         23,180         285,578
  Microsoft Corp.+..........................................         64,835       3,770,155
  Oracle Corp.+.............................................         59,670         809,125
  VERITAS Software Corp.+...................................          5,000         141,900
                                                                              -------------
                                                                                  6,080,886
                                                                              -------------
DRUGS--8.6%
  American Home Products Corp...............................         14,900         831,867
  Aventis SA ADR............................................          3,500         256,025
  Bristol-Myers Squibb Co...................................          2,600         138,970
  Cardinal Health, Inc......................................          4,000         268,440
  IDEC Pharmaceuticals Corp.+...............................          6,000         359,880
  Merck & Co., Inc..........................................          8,000         510,480
  Pfizer, Inc...............................................         66,825       2,799,967
  Pharmacia Corp............................................          4,500         182,340
  Schering-Plough Corp......................................         11,610         431,660
  Sepracor, Inc.+...........................................         11,100         526,584
  Teva Pharmaceutical Industries Ltd. ADR...................          3,300         203,940
                                                                              -------------
                                                                                  6,510,153
                                                                              -------------
ELECTRONICS--7.7%
  Applied Materials, Inc.+..................................         18,645         635,981
  ASM Lithography Holdings NV+..............................         36,000         517,680
  Broadcom Corp., Class A+..................................          5,000         172,050
  First Data Corp...........................................          2,000         135,140
  Flextronics International Ltd.+...........................         32,515         647,049
  Intel Corp................................................         43,100       1,052,502
  Linear Technology Corp....................................         21,875         848,750
  Symbol Technologies, Inc..................................         27,685         355,752
  Texas Instruments, Inc....................................         50,265       1,406,917
                                                                              -------------
                                                                                  5,771,821
                                                                              -------------
ENERGY SERVICES--1.7%
  BJ Services Co.+..........................................         24,900         637,191
  Schlumberger Ltd..........................................         13,900         673,038
                                                                              -------------
                                                                                  1,310,229
                                                                              -------------
ENERGY SOURCES--2.7%
  Anadarko Petroleum Corp...................................         20,975       1,196,624
  Enron Corp................................................         15,020         208,778
  Exxon Mobil Corp..........................................         16,590         654,475
                                                                              -------------
                                                                                  2,059,877
                                                                              -------------
FINANCIAL SERVICES--13.8%
  American Express Co.......................................          8,500         250,155
  Capital One Financial Corp................................          7,900         326,349
  Charles Schwab Corp.......................................         35,325         454,986

[SUNAMERICA MUTUAL FUNDS LOGO]

Large-Cap Growth Portfolio
-------------------------------------------

PORTFOLIO OF INVESTMENTS -- OCTOBER 31, 2001 -- (CONTINUED)


                                                                                  VALUE
                    SECURITY DESCRIPTION                          SHARES         (NOTE 2)
--------------------------------------------------------------------------------------------
FINANCIAL SERVICES (CONTINUED)
  Citigroup, Inc............................................         88,848   $   4,044,361
  Federal National Mortgage Association.....................         20,485       1,658,466
  Goldman Sachs Group, Inc..................................          5,900         461,144
  Household International, Inc..............................         11,700         611,910
  J.P. Morgan Chase & Co....................................         11,000         388,960
  Lehman Brothers Holdings, Inc.............................          7,800         487,188
  Merrill Lynch & Co., Inc..................................          2,500         109,275
  Morgan Stanley, Dean Witter & Co..........................         14,395         704,203
  Nasdaq 100 Trust+.........................................          9,500         322,050
  PNC Financial Services Group, Inc.........................          3,000         164,700
  Wells Fargo & Co..........................................         11,000         434,500
                                                                              -------------
                                                                                 10,418,247
                                                                              -------------
FOOD, BEVERAGE & TOBACCO--2.3%
  Anheuser-Busch Cos., Inc..................................         14,875         619,693
  PepsiCo, Inc..............................................         22,100       1,076,491
                                                                              -------------
                                                                                  1,696,184
                                                                              -------------
FOREST PRODUCTS--0.2%
  Georgia-Pacific Group.....................................          4,000         111,040
                                                                              -------------
INSURANCE--2.5%
  American International Group, Inc.#.......................         12,187         957,898
  Hartford Financial Services Group, Inc....................          8,300         448,200
  XL Capital Ltd., Class A..................................          5,500         477,730
                                                                              -------------
                                                                                  1,883,828
                                                                              -------------
INTERNET CONTENT -- 0.2%
  Juniper Networks, Inc.+...................................          6,000         133,740
                                                                              -------------
LEISURE & TOURISM -- 0.6%
  MGM Mirage, Inc.+.........................................         20,835         464,621
                                                                              -------------
MACHINERY--0.2%
  Deere & Co................................................          4,000         147,960
                                                                              -------------
MEDICAL PRODUCTS--8.0%
  Abbott Laboratories, Inc..................................         22,400       1,186,752
  Amgen, Inc.+..............................................         23,100       1,312,542
  Baxter International, Inc.................................         20,300         981,911
  Genentech, Inc.+..........................................         26,180       1,367,905
  Johnson & Johnson Co......................................         20,200       1,169,782
                                                                              -------------
                                                                                  6,018,892
                                                                              -------------
METALS & MINERALS--0.4%
  Alcoa, Inc................................................          9,000         290,430
                                                                              -------------
MULTI-INDUSTRY--6.3%
  Cendant Corp.+............................................         15,000         194,400
  General Electric Co.......................................         67,225       2,447,662
  Honeywell International, Inc..............................          9,490         280,430
                                                                 SHARES/
                                                                PRINCIPAL
                                                                  AMOUNT          VALUE
                                    SECURITY DESCRIPTION      (IN THOUSANDS)     (NOTE 2)
--------------------------------------------------------------------------------------------
MULTI-INDUSTRY (CONTINUED)
  SPX Corp..................................................          2,000   $     199,200
  Tyco International Ltd....................................         33,600       1,651,104
                                                                              -------------
                                                                                  4,772,796
                                                                              -------------
RETAIL--6.7%
  Home Depot, Inc...........................................         35,985       1,375,706
  Kmart Corp.+..............................................         15,000          91,950
  Kohl's Corp.+.............................................         12,000         667,320
  Target Corp...............................................          8,000         249,200
  Tiffany & Co..............................................         14,300         334,477
  Wal-Mart Stores, Inc......................................         35,535       1,826,499
  Walgreen Co...............................................         16,210         524,880
                                                                              -------------
                                                                                  5,070,032
                                                                              -------------
TELECOMMUNICATIONS--4.2%
  AT&T Corp.................................................         17,000         259,250
  Nokia Corp. ADR...........................................         87,725       1,799,240
  Qwest Communications International, Inc.+.................         22,075         285,871
  Sprint Corp. (PCS Group)+.................................         20,200         450,460
  Vodafone Group PLC ADR....................................         17,565         406,103
                                                                              -------------
                                                                                  3,200,924
                                                                              -------------
TOTAL INVESTMENT SECURITIES--96.6%
  (cost $80,737,447)........................................                     72,849,218
                                                                              -------------
SHORT-TERM SECURITIES--2.2%
  Federal Home Loan Mortgage Discount Notes
    2.48% due 11/01/01......................................  $       1,000       1,000,000
  Texaco, Inc.
    2.50% due 11/01/01......................................            681         681,000
                                                                              -------------
TOTAL SHORT-TERM SECURITIES
  (cost $1,681,000).........................................                      1,681,000
                                                                              -------------
REPURCHASE AGREEMENT--1.0%
  State Street Bank & Trust Co.
    Joint Repurchase Agreement
    (Note 2)
    (cost: $730,000)........................................            730         730,000
                                                                              -------------
TOTAL INVESTMENTS--
  (cost $83,148,447)........................................           99.8%     75,260,218
Other assets less liabilities...............................            0.2         180,976
                                                              -------------   -------------
NET ASSETS--                                                          100.0%  $  75,441,194
                                                              =============   =============

------------------
+ Non-income producing security
# Security represents an investment in an affiliated company
ADR ("American Depositary Receipt")

See Notes to Financial Statements

                                                  [SUNAMERICA MUTUAL FUNDS LOGO]

Mid-Cap Growth Portfolio
-------------------------------------------

PORTFOLIO OF INVESTMENTS -- OCTOBER 31, 2001


                                                                                  VALUE
                    SECURITY DESCRIPTION                          SHARES         (NOTE 2)
--------------------------------------------------------------------------------------------
COMMON STOCK--96.7%
AEROSPACE & MILITARY TECHNOLOGY--0.9%
  Engineered Support Systems, Inc...........................          1,600   $      79,664
  Lockheed Martin Corp......................................          9,600         468,192
  Raytheon Co...............................................         11,800         380,550
                                                                              -------------
                                                                                    928,406
                                                                              -------------
AUTOMOTIVE--0.8%
  AutoZone, Inc.+...........................................          6,400         374,592
  O'Reilly Automotive, Inc.+................................         15,700         443,682
                                                                              -------------
                                                                                    818,274
                                                                              -------------
BANKS--1.4%
  First Tennessee National Corp.+...........................         30,000       1,036,500
  Silicon Valley Bancshares+................................          4,000          93,760
  Zions Bancorp.............................................          7,100         340,232
                                                                              -------------
                                                                                  1,470,492
                                                                              -------------
BROADCASTING & MEDIA--4.7%
  Adelphia Communications Corp., Class A+...................          1,900          42,047
  Apollo Group, Inc., Class A+..............................         15,400         626,010
  Cablevision Systems Corp.--
    Rainbow Media Group+....................................         11,600         247,660
  Cablevision Systems Corp., Class A+.......................          1,700          58,225
  Catalina Marketing Corp.+.................................         11,000         304,150
  Charter Communications, Inc., Class A+....................         54,400         769,216
  Cox Radio, Inc., Class A..................................         14,100         305,970
  Entercom Communications Corp.+............................          3,200         107,840
  Fox Entertainment Group, Inc., Class A+...................         13,500         297,135
  Lamar Advertising Co.+....................................         32,700       1,026,780
  Liberty Media Corp., Class A+.............................             44             514
  McGraw-Hill Cos., Inc.....................................          4,500         236,610
  Rogers Communications, Inc., Class B+.....................         20,000         266,400
  USA Networks, Inc.+.......................................         19,400         357,736
  Westwood One, Inc.+.......................................         13,700         325,923
                                                                              -------------
                                                                                  4,972,216
                                                                              -------------
BUSINESS SERVICES--9.7%
  Affiliated Computer Services, Inc., Class A+..............         19,800       1,743,390
  Allied Waste Industries, Inc.+............................         25,400         251,968
  BISYS Group, Inc.+........................................          8,700         452,574
  Ceridian Corp.+...........................................         19,600         323,204
  Choicepoint, Inc.+........................................          8,800         376,464
  Concord EFS, Inc.+........................................         64,000       1,751,680
  Convergys Corp.+..........................................         11,600         325,960
  Fiserv, Inc.+.............................................         16,412         610,362
  FutureLink Corp.+.........................................          1,785              16


                                                                                  VALUE
                    SECURITY DESCRIPTION                          SHARES         (NOTE 2)
--------------------------------------------------------------------------------------------
BUSINESS SERVICES (CONTINUED)
  Iron Mountain, Inc.+......................................          8,600   $     335,830
  KPMG Consulting, Inc.+....................................         29,700         365,904
  Manpower, Inc.............................................         17,600         502,656
  Republic Services, Inc., Class A+.........................         32,900         538,902
  Robert Half International, Inc.+..........................         30,100         620,963
  Sabre Holdings Corp.+.....................................         11,800         310,340
  Service Corp. International...............................         57,600         366,912
  SunGard Data Systems, Inc.+...............................         23,500         592,200
  The Shaw Group, Inc.+.....................................         17,900         492,250
  Viad Corp.................................................         11,700         228,150
                                                                              -------------
                                                                                 10,189,725
                                                                              -------------
CHEMICALS--0.9%
  Cabot Microelectronics Corp.+.............................          6,800         450,704
  Crompton Corp.............................................              3              22
  Monsanto Co.+.............................................          7,000         219,100
  Sigma-Aldrich Corp........................................          7,800         292,656
                                                                              -------------
                                                                                    962,482
                                                                              -------------
COMMUNICATION EQUIPMENT--3.0%
  CIENA Corp.+..............................................          3,100          50,406
  Emulex Corp.+.............................................         35,000         828,800
  Extreme Networks, Inc.+...................................         40,000         467,600
  Finisar Corp.+............................................         34,000         265,880
  L-3 Communications Holdings, Inc.+........................         10,400         903,448
  Network Appliance, Inc.+..................................         40,000         532,000
  ONI Systems Corp.+........................................         11,800          57,702
  Sonus Networks, Inc.+.....................................          7,300          30,733
                                                                              -------------
                                                                                  3,136,569
                                                                              -------------
COMPUTERS & BUSINESS EQUIPMENT--1.1%
  Brocade Communications Systems, Inc.+.....................         14,100         346,155
  Lexmark International Group, Inc., Class A+...............          2,700         120,825
  McData Corp., Class A+....................................         50,224         738,795
                                                                              -------------
                                                                                  1,205,775
                                                                              -------------
COMPUTER SOFTWARE--5.8%
  Adobe Systems, Inc........................................          6,200         163,680
  BMC Software, Inc.+.......................................         36,600         551,562
  Cerner Corp.+.............................................          3,800         204,250
  Electronic Arts, Inc.+....................................         22,200       1,142,412
  Informatica Corp.+........................................          9,300          86,211
  Intuit, Inc.+.............................................          6,400         257,408
  Mercury Computer Systems, Inc.+...........................          5,000         235,800
  Mercury Interactive Corp.+................................          9,600         228,672
  NetIQ Corp.+..............................................          6,200         174,530
  NVIDIA Corp.+.............................................         12,600         540,036
  Openwave Systems, Inc.+...................................         24,900         192,477
  Peregrine Systems, Inc.+..................................         44,500         642,580

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Mid-Cap Growth Portfolio
-------------------------------------------

PORTFOLIO OF INVESTMENTS -- OCTOBER 31, 2001 -- (CONTINUED)


                                                                                  VALUE
                    SECURITY DESCRIPTION                          SHARES         (NOTE 2)
--------------------------------------------------------------------------------------------
COMPUTER SOFTWARE (CONTINUED)
  Siebel Systems, Inc.+.....................................         45,100   $     736,483
  VERITAS Software Corp.+...................................         31,550         895,389
                                                                              -------------
                                                                                  6,051,490
                                                                              -------------
DRUGS--11.0%
  Abgenix, Inc.+............................................          3,500         104,265
  Allergan, Inc.............................................          4,300         308,697
  Amerisourcebergen Corp....................................         13,400         851,704
  Angiotech Pharmaceuticals, Inc.+..........................          4,500         214,650
  Biovail Corp.+............................................         11,900         562,394
  Caremark Rx, Inc.+........................................         19,100         255,940
  Cephalon, Inc.+...........................................         17,500       1,103,375
  Charles River Laboratories International, Inc.+...........          9,800         329,280
  Enzon, Inc.+..............................................          5,000         309,250
  Express Scripts, Inc.+....................................          4,400         180,136
  Gilead Sciences, Inc.+....................................         18,600       1,169,940
  ICOS Corp.+...............................................          4,100         236,775
  IDEC Pharmaceuticals Corp.+...............................         22,900       1,373,542
  ImClone Systems, Inc.+....................................          8,000         489,520
  Immunex Corp.+............................................          7,800         186,342
  King Pharmaceuticals, Inc.+...............................         21,466         836,959
  MedImmune, Inc.+..........................................         21,600         847,584
  Omnicare, Inc.............................................         36,000         715,680
  Protein Design Labs, Inc.+................................          1,600          52,816
  Sepracor, Inc.+...........................................          5,100         241,944
  Serono SA ADR+............................................         10,200         195,228
  Shire Pharmaceuticals Group PLC ADR+......................          9,800         438,060
  Teva Pharmaceutical Industries Ltd. ADR...................          6,300         389,340
  Vertex Pharmaceuticals, Inc.+.............................          5,900         144,550
                                                                              -------------
                                                                                 11,537,971
                                                                              -------------
ELECTRIC UTILITIES--1.5%
  Allegheny Energy, Inc.....................................          6,293         230,009
  Dominion Resources, Inc...................................          8,000         488,960
  Mirant Corp.+.............................................         16,500         429,000
  Orion Power Holdings, Inc.+...............................         15,800         407,798
                                                                              -------------
                                                                                  1,555,767
                                                                              -------------
ELECTRICAL EQUIPMENT--0.2%
  Sanmina Corp.+............................................         13,200         199,848
                                                                              -------------
ELECTRONICS--11.6%
  Analog Devices, Inc.+.....................................          7,700         292,600
  Applied Micro Circuits Corp.+.............................         92,700       1,022,481
  Atmel Corp.+..............................................         89,400         710,730
  Celestica, Inc.+..........................................         14,500         497,640
  Conexant Systems, Inc.+...................................         80,000         812,000
  Fairchild Semiconductor Corp., Class A+...................         12,100         257,125


                                                                                  VALUE
                    SECURITY DESCRIPTION                          SHARES         (NOTE 2)
--------------------------------------------------------------------------------------------
ELECTRONICS (CONTINUED)
  Flextronics International Ltd.+...........................         15,800   $     314,420
  Garmin Ltd.+..............................................          7,200         121,032
  Integrated Device Technology, Inc.+.......................         11,100         309,135
  Intersil Corp.+...........................................          3,700         121,175
  Jabil Circuit, Inc.+......................................         14,400         305,280
  KLA-Tencor Corp.+.........................................         15,900         649,674
  Lam Research Corp.+.......................................         40,000         758,400
  Lattice Semiconductor Corp.+..............................         29,000         507,500
  Maxim Integrated Products, Inc.+..........................          9,800         448,350
  Microchip Technology, Inc.+...............................         10,300         321,566
  MIPS Technologies, Inc.+..................................         21,200         185,076
  Molex, Inc., Class A......................................          7,800         193,830
  Novellus Systems, Inc.+...................................         44,100       1,456,623
  PerkinElmer, Inc..........................................         12,200         328,302
  QLogic Corp.+.............................................         29,600       1,164,760
  Symbol Technologies, Inc..................................          5,300          68,105
  Varian Semiconductor Equipment Associates, Inc.+..........         30,000         901,200
  Waters Corp.+.............................................         11,700         415,233
                                                                              -------------
                                                                                 12,162,237
                                                                              -------------
ENERGY SERVICES--3.5%
  BJ Services Co.+..........................................         47,000       1,202,730
  Cooper Cameron Corp.+.....................................          6,800         265,200
  Diamond Offshore Drilling, Inc............................         18,600         513,360
  Nabors Industries, Inc.+..................................         15,000         461,100
  Patterson-UTI Energy, Inc.+...............................         23,400         421,668
  Santa Fe International Corp...............................         15,300         372,402
  Smith International, Inc.+................................          8,800         416,240
                                                                              -------------
                                                                                  3,652,700
                                                                              -------------
ENERGY SOURCES--1.5%
  Devon Energy Corp.........................................         12,900         494,070
  EOG Resources, Inc........................................         13,900         491,643
  Ocean Energy, Inc.........................................         31,300         571,225
                                                                              -------------
                                                                                  1,556,938
                                                                              -------------
FINANCIAL SERVICES--3.3%
  Allmerica Financial Corp..................................          7,800         304,200
  Capital One Financial Corp................................          5,800         239,598
  Certegy, Inc.+............................................         14,100         401,850
  Federated Investors, Inc., Class B........................         18,500         482,850
  Franklin Resources, Inc...................................         13,700         439,770
  Gladstone Capital Corp.+..................................         12,000         205,800
  Legg Mason, Inc...........................................          4,100         172,651
  Lehman Brothers Holdings, Inc.............................          4,200         262,332
  Midcap SPDR Trust Series 1................................          1,600         132,240
  Waddell & Reed Financial, Inc., Class A...................         33,300         848,817
                                                                              -------------
                                                                                  3,490,108
                                                                              -------------

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Mid-Cap Growth Portfolio
-------------------------------------------

PORTFOLIO OF INVESTMENTS -- OCTOBER 31, 2001 -- (CONTINUED)


                                                                                  VALUE
                    SECURITY DESCRIPTION                          SHARES         (NOTE 2)
--------------------------------------------------------------------------------------------
FOOD, BEVERAGE & TOBACCO--1.3%
  Pepsi Bottling Group, Inc.................................          8,600   $     399,728
  RJ Reynolds Tobacco Holdings, Inc.........................          8,900         498,756
  Suiza Foods Corp.+........................................          4,500         265,365
  Sysco Corp................................................          7,800         188,058
                                                                              -------------
                                                                                  1,351,907
                                                                              -------------
GAS & PIPELINE UTILITIES--0.4%
  Hanover Compressor Co.+...................................          9,900         273,042
  Kinder Morgan, Inc........................................          1,900          94,297
                                                                              -------------
                                                                                    367,339
                                                                              -------------
HEALTH SERVICES--5.4%
  Anthem, Inc.+.............................................          9,800         410,424
  Davita, Inc.+.............................................         15,500         282,100
  Health Management Associates, Inc., Class A+..............         46,300         902,387
  Laboratory Corp. of America Holdings+.....................          7,400         637,880
  Lincare Holdings, Inc.+...................................         39,900       1,025,430
  Quest Diagnostics, Inc.+..................................          7,400         483,812
  RehabCare Group, Inc......................................         13,000         330,200
  Tenet Healthcare Corp.+...................................         10,900         626,968
  Wellpoint Health Networks, Inc.+..........................          8,900         993,151
                                                                              -------------
                                                                                  5,692,352
                                                                              -------------
HOUSING--1.1%
  Polycom, Inc.+............................................         38,000       1,139,240
                                                                              -------------
INSURANCE--3.3%
  ACE Ltd...................................................         20,800         733,200
  AMBAC, Inc................................................          8,200         393,600
  Authur J. Gallagher & Co..................................          5,700         208,278
  Everest Reinsurance Group Ltd.............................          5,500         367,675
  MGIC Investment Corp......................................          1,000          51,740
  Principal Financial Group, Inc............................          9,700         218,250
  Progressive Corp..........................................          3,900         540,969
  Protective Life Corp......................................         10,200         281,010
  Radian Group, Inc.........................................         13,100         443,697
  The PMI Group, Inc........................................          4,300         238,435
                                                                              -------------
                                                                                  3,476,854
                                                                              -------------
INTERNET CONTENT--2.2%
  Check Point Software Technologies, Ltd.+..................         40,000       1,180,800
  CNET Networks, Inc.+......................................          9,000          44,460
  Internet Security Systems, Inc.+..........................          6,800         179,860
  TMP Worldwide, Inc.+......................................          5,700         170,145
  VeriSign, Inc.+...........................................         19,400         750,974
  WebMD Corp.+..............................................          4,700          21,573


                                                                                  VALUE
                    SECURITY DESCRIPTION                          SHARES         (NOTE 2)
--------------------------------------------------------------------------------------------
INTERNET CONTENT (CONTINUED)
  Yahoo!, Inc.+.............................................              2   $          22
                                                                              -------------
                                                                                  2,347,834
                                                                              -------------
INTERNET SOFTWARE--0.7%
  Entrade, Inc.+(1).........................................         11,250           3,038
  Networks Associates, Inc.+................................         34,800         668,160
  RealNetworks, Inc.+.......................................         13,000          73,710
                                                                              -------------
                                                                                    744,908
                                                                              -------------
LEISURE & TOURISM--1.8%
  Applebee's International, Inc.............................          5,400         162,540
  Darden Restaurants, Inc...................................         10,000         320,200
  International Game Technology, Inc.+......................          7,300         372,665
  MGM Mirage, Inc.+.........................................         10,200         227,460
  Outback Steakhouse, Inc.+.................................         13,500         389,475
  Starbucks Corp.+..........................................          7,300         124,976
  Tricon Global Restaurants, Inc.+..........................          6,000         303,540
                                                                              -------------
                                                                                  1,900,856
                                                                              -------------
MACHINERY--0.2%
  Dover Corp................................................          5,900         194,405
                                                                              -------------
MEDICAL PRODUCTS--5.9%
  Abbott Laboratories, Inc..................................         10,000         529,800
  Alkermes, Inc.+...........................................          8,800         225,720
  Apogent Technologies, Inc.+...............................         23,500         550,370
  CuraGen Corp.+............................................         20,000         461,400
  Cytyc Corp.+..............................................         18,100         474,582
  DENTSPLY International, Inc...............................          5,400         242,946
  Forest Laboratories, Inc.+................................         12,100         899,998
  GenVec, Inc.+.............................................          5,000          15,500
  Genzyme Corp.- Genzyme Biosurgery Division+...............            303           1,667
  Genzyme Corp.-General Division+...........................         10,700         577,265
  Human Genome Sciences, Inc.+..............................          5,500         234,465
  Integra Lifesciences Corp.+...............................         15,000         441,000
  Invitrogen Corp.+.........................................          5,400         331,236
  Patterson Dental Co.+.....................................          8,100         307,800
  St. Jude Medical, Inc.+...................................          7,300         518,300
  Stryker Corp..............................................          7,500         421,800
                                                                              -------------
                                                                                  6,233,849
                                                                              -------------
METALS & MINERALS--0.9%
  Newmont Mining Corp.......................................         40,000         928,000
                                                                              -------------
MULTI-INDUSTRY--1.3%
  Danaher Corp..............................................          8,600         479,364
  ITT Industries, Inc.......................................         10,200         490,518
  Teleflex, Inc.............................................          5,100         204,000
  Titan Corp.+..............................................          6,500         169,845
                                                                              -------------
                                                                                  1,343,727
                                                                              -------------

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Mid-Cap Growth Portfolio
-------------------------------------------

PORTFOLIO OF INVESTMENTS -- OCTOBER 31, 2001 -- (CONTINUED)


                                                                                  VALUE
                    SECURITY DESCRIPTION                          SHARES         (NOTE 2)
--------------------------------------------------------------------------------------------
RETAIL--7.1%
  Barnes & Noble, Inc.+.....................................          5,500   $     202,125
  Bed Bath & Beyond, Inc.+..................................         12,400         310,744
  Best Buy Co., Inc.+.......................................          8,500         466,650
  BJ's Wholesale Club, Inc.+................................         14,400         731,088
  Blockbuster, Inc..........................................         55,300       1,386,924
  Dollar Tree Stores, Inc.+.................................         19,900         447,153
  Family Dollar Stores, Inc.................................         31,900         920,634
  Hollywood Entertainment Corp.+............................         20,000         321,800
  J.C. Penny Co., Inc.......................................         14,200         308,424
  Kmart Corp.+..............................................         40,000         245,200
  MSC Industrial Direct Co., Inc., Class A+.................          9,300         152,520
  Ross Stores, Inc..........................................         10,000         313,000
  TJX Cos., Inc.............................................         12,900         436,020
  Venator Group, Inc.+......................................         30,000         435,000
  Walgreen Co...............................................          5,300         171,614
  Whole Foods Market, Inc.+.................................         17,200         597,700
                                                                              -------------
                                                                                  7,446,596
                                                                              -------------
TELECOMMUNICATIONS--3.5%
  Allegiance Telecom, Inc.+.................................         24,150         173,397
  AT&T Corp.................................................         20,000         305,000
  Nextel Communications, Inc., Class A+.....................         40,000         318,000
  RF Micro Devices, Inc.+...................................         16,900         345,436
  Sprint Corp...............................................         25,000         500,000
  TeleCorp PCS, Inc., Class A+..............................         29,212         392,025
  Triton PCS Holdings, Inc., Class A+.......................         11,400         366,852
  Western Wireless Corp., Class A+..........................         43,100       1,257,227
                                                                              -------------
                                                                                  3,657,937
                                                                              -------------
TELEPHONE--0.4%
  WorldCom, Inc.+...........................................         30,000         403,500
                                                                              -------------

                                                                 SHARES/
                                                                PRINCIPAL
                                                                  AMOUNT          VALUE
                    SECURITY DESCRIPTION                      (IN THOUSANDS)     (NOTE 2)
--------------------------------------------------------------------------------------------
TRANSPORTATION--0.3%
  C.H. Robinson Worldwide, Inc..............................          3,900   $     104,403
  Expeditors International of Washington, Inc...............          5,000         226,000
                                                                              -------------
                                                                                    330,403
                                                                              -------------
TOTAL INVESTMENT SECURITIES--96.7%
  (cost $105,407,456).......................................                    101,450,705
                                                                              -------------
SHORT-TERM SECURITIES--3.3%
  Cayman Island Time Deposit with State Street Bank and
    Trust Co.
    1.50% due 11/01/01......................................  $       1,234       1,234,000
  T. Rowe Price Resources Investment Fund#..................          2,261       2,260,783
                                                                              -------------
TOTAL SHORT-TERM SECURITIES
  (cost $3,494,783).........................................                      3,494,783
                                                                              -------------
TOTAL INVESTMENTS--
  (cost $108,902,239).......................................          100.0%    104,945,488
Liabilities in excess of other assets                                   0.0         (44,541)
                                                              -------------   -------------
NET ASSETS--                                                          100.0%  $ 104,900,947
                                                              =============   =============

------------------
+ Non-income producing security
# Security represents an investment in an affiliated company
ADR ("American Depositary Receipt")
(1) At October 31, 2001 the Portfolio held restricted securities amounting to 0.003% of net assets. The Portfolio will not bear any costs, including those involved in registration under the Securities Act of 1933, in connection with the disposition of the securities.

                                                                                              VALUATION AS OF
                                                                 DATE OF           UNIT         OCTOBER 31,
                        DESCRIPTION                            ACQUISITION         COST            2001
------------------------------------------------------------  --------------  --------------  ---------------
  Entrade, Inc.                                                  12/21/99         $32.00          $0.27

See Notes to Financial Statements

                                                  [SUNAMERICA MUTUAL FUNDS LOGO]

Multi-Cap Growth Portfolio
-------------------------------------------

PORTFOLIO OF INVESTMENTS -- OCTOBER 31, 2001


                                                                                  VALUE
                    SECURITY DESCRIPTION                          SHARES         (NOTE 2)
--------------------------------------------------------------------------------------------
COMMON STOCK--90.3%
AEROSPACE & MILITARY TECHNOLOGY--0.4%
  Embraer-Empresa Brasileira de Aeronautica SA ADR..........         28,500   $     489,060
  Northrop Grumman Corp.....................................          5,300         529,735
                                                                              -------------
                                                                                  1,018,795
                                                                              -------------
APPAREL & TEXTILES--1.2%
  Coach, Inc................................................         39,400       1,099,260
  Jones Apparel Group, Inc.+................................         40,000       1,104,000
  Reebok International Ltd.+................................         28,700         595,812
                                                                              -------------
                                                                                  2,799,072
                                                                              -------------
AUTOMOTIVE--0.9%
  American Axle & Manufacturing Holdings, Inc.+.............         45,800         774,020
  Lear Corp.+...............................................         39,500       1,212,650
                                                                              -------------
                                                                                  1,986,670
                                                                              -------------
BANKS--2.2%
  Bank of America Corp......................................         44,245       2,610,013
  Hibernia Corp., Class A...................................         61,500         934,800
  National City Corp........................................         26,400         696,960
  TCF Financial Corp........................................         18,600         781,200
                                                                              -------------
                                                                                  5,022,973
                                                                              -------------
BROADCASTING & MEDIA--4.9%
  AOL Time Warner, Inc.+....................................        167,715       5,234,385
  Apollo Group, Inc., Class A+..............................          9,200         373,980
  Charter Communications, Inc., Class A+....................         57,000         805,980
  Clear Channel Communications, Inc.+.......................         21,400         815,768
  Cox Radio, Inc., Class A..................................         37,600         815,920
  Fox Entertainment Group, Inc., Class A+...................         34,800         765,948
  Pegasus Communications Corp., Class A+....................         29,100         288,090
  Scholastic Corp.+.........................................         19,300         862,710
  Westwood One, Inc.+.......................................         51,800       1,232,322
                                                                              -------------
                                                                                 11,195,103
                                                                              -------------
BUSINESS SERVICES--7.8%
  Affiliated Computer Services, Inc., Class A+..............         10,000         880,500
  Apollo Group, Inc.+.......................................         13,100         344,530
  DeVry, Inc.+..............................................         32,500         875,875
  Fluor Corp................................................         24,000         893,280
  Granite Construction, Inc.................................         52,500       1,307,250
  ITT Educational Services, Inc.+...........................         41,400       1,575,270
  Jacobs Engineering Group, Inc.............................         17,800       1,166,612
  Manugistics Group, Inc.+..................................         77,600         597,520
  Mobile Mini, Inc.+........................................          3,400         106,012


                                                                                  VALUE
                    SECURITY DESCRIPTION                          SHARES         (NOTE 2)
--------------------------------------------------------------------------------------------
BUSINESS SERVICES (CONTINUED)
  On Assignment, Inc.+......................................         54,700   $     886,687
  Paychex, Inc..............................................         25,650         822,339
  Princeton Review, Inc.+...................................         71,200         455,680
  Republic Services, Inc., Class A+.........................         53,300         873,054
  SunGard Data Systems, Inc.+...............................         17,300         435,960
  The New Dun & Bradstreet Corp.+...........................         30,000         937,800
  The Shaw Group, Inc.+.....................................         27,200         748,000
  United Parcel Service, Inc................................         46,395       2,366,145
  Waste Connections, Inc.+..................................         44,700       1,306,134
  Waste Management, Inc.....................................         46,900       1,149,050
                                                                              -------------
                                                                                 17,727,698
                                                                              -------------
COMMUNICATION EQUIPMENT--2.9%
  CIENA Corp.+..............................................         36,400         591,864
  Comverse Technology, Inc.+................................         31,500         592,515
  Emulex Corp.+.............................................         48,200       1,141,376
  L-3 Communications Holdings, Inc.+........................         13,600       1,181,432
  QUALCOMM, Inc.+...........................................         44,755       2,198,366
  Tekelec, Inc.+............................................         51,900         996,480
                                                                              -------------
                                                                                  6,702,033
                                                                              -------------
COMPUTERS & BUSINESS EQUIPMENT--0.8%
  Brocade Communications Systems, Inc.+.....................         38,800         952,540
  McData Corp., Class A+....................................         12,700         186,817
  McData Corp., Class B+....................................         39,500         618,965
                                                                              -------------
                                                                                  1,758,322
                                                                              -------------
COMPUTER SOFTWARE--3.3%
  Electronic Arts, Inc.+....................................         13,600         699,856
  Intuit, Inc.+.............................................         19,700         792,334
  Microsoft Corp.+..........................................         14,530         844,919
  National Instruments Corp.+...............................         25,875         745,459
  Openwave Systems, Inc.+...................................         87,200         674,056
  PeopleSoft, Inc.+.........................................         27,200         809,744
  Symantec Corp.+...........................................         12,600         692,874
  Synopsys, Inc.+...........................................         22,100       1,038,700
  THQ, Inc.+................................................         13,500         672,300
  VERITAS Software Corp.+...................................         19,300         547,734
                                                                              -------------
                                                                                  7,517,976
                                                                              -------------
DRUGS--8.9%
  Allergan, Inc.............................................          9,900         710,721
  Biovail Corp.+............................................         18,300         864,858
  Caremark Rx, Inc.+........................................        140,000       1,876,000
  Cephalon, Inc.+...........................................         18,300       1,153,815
  Cubist Pharmaceuticals, Inc.+.............................         19,700         793,910
  Express Scripts, Inc.+....................................         25,400       1,039,876
  Gilead Sciences, Inc.+....................................         15,100         949,790
  ICN Pharmaceuticals, Inc..................................         29,700         719,037

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Multi-Cap Growth Portfolio
-------------------------------------------

PORTFOLIO OF INVESTMENTS -- OCTOBER 31, 2001 -- (CONTINUED)


                                                                                  VALUE
                    SECURITY DESCRIPTION                          SHARES         (NOTE 2)
--------------------------------------------------------------------------------------------
COMMON STOCK (CONTINUED)
DRUGS (CONTINUED)
  ICOS Corp.+...............................................         20,000   $   1,155,000
  IDEC Pharmaceuticals Corp.+...............................         50,600       3,034,988
  IVAX Corp.+...............................................         54,400       1,117,920
  King Pharmaceuticals, Inc.+...............................         31,266       1,219,061
  Pfizer, Inc...............................................         54,435       2,280,827
  Protein Design Labs, Inc.+................................         22,500         742,725
  Scios, Inc.+..............................................         44,000       1,016,400
  Sepracor, Inc.+...........................................         14,500         687,880
  Teva Pharmaceutical Industries Ltd. ADR...................         14,000         865,200
                                                                              -------------
                                                                                 20,228,008
                                                                              -------------
ELECTRIC UTILITIES--0.9%
  Calpine Corp.+............................................         26,400         653,400
  Dominion Resources, Inc...................................          8,700         531,744
  Mirant Corp.+.............................................         29,300         761,800
                                                                              -------------
                                                                                  1,946,944
                                                                              -------------
ELECTRONICS--3.7%
  Flextronics International Ltd.+...........................         82,835       1,648,416
  Integrated Device Technology, Inc.+.......................         21,500         598,775
  Johnson Controls, Inc.....................................          9,300         672,576
  Lam Research Corp.+.......................................         42,300         802,008
  LSI Logic Corp.+..........................................         54,500         923,775
  Microchip Technology, Inc.+...............................         24,000         749,280
  National Semiconductor Corp.+.............................         48,200       1,252,236
  Novellus Systems, Inc.+...................................         27,800         918,234
  TriQuint Semiconductor, Inc.+.............................         16,500         291,720
  Ultratech Stepper, Inc.+..................................         10,100         135,845
  Vishay Intertechnology, Inc.+.............................         27,400         517,038
                                                                              -------------
                                                                                  8,509,903
                                                                              -------------
ENERGY SERVICES--0.9%
  Diamond Offshore Drilling, Inc............................         19,800         546,480
  Grant Prideco, Inc.+......................................         21,500         195,435
  Nabors Industries, Inc.+..................................         33,100       1,017,494
  Weatherford International, Inc.+..........................          9,700         332,031
                                                                              -------------
                                                                                  2,091,440
                                                                              -------------
ENERGY SOURCES--5.5%
  Anadarko Petroleum Corp...................................         41,670       2,377,274
  Apache Corp...............................................          8,700         448,920
  Arch Coal, Inc............................................         37,200         820,260
  Devon Energy Corp.........................................         18,400         704,720
  Exxon Mobil Corp..........................................         47,860       1,888,077
  Global Industries Ltd.+...................................          7,500          53,025
  Global Marine, Inc.+......................................         22,600         363,860
  Occidental Petroleum Corp.................................         34,770         880,376
  Ocean Energy, Inc.........................................         54,000         985,500
  Pogo Producing Co.........................................         46,000       1,256,720


                                                                                  VALUE
                    SECURITY DESCRIPTION                          SHARES         (NOTE 2)
--------------------------------------------------------------------------------------------
ENERGY SOURCES (CONTINUED)
  Spinnaker Exploration Co.+................................         24,000   $   1,053,120
  Unocal Corp...............................................         56,580       1,821,876
                                                                              -------------
                                                                                 12,653,728
                                                                              -------------
ENTERTAINMENT PRODUCTS--0.5%
  Mattel, Inc...............................................         64,100       1,213,413
                                                                              -------------
FINANCIAL SERVICES--8.8%
  Charles Schwab Corp.......................................         52,300         673,624
  Citigroup, Inc............................................        130,746       5,951,558
  Federated Investors, Inc., Class B........................         40,500       1,057,050
  Goldman Sachs Group, Inc..................................         47,095       3,680,945
  IndyMac Bancorp, Inc.+....................................         62,400       1,602,432
  Instinet Group, Inc.+.....................................         34,800         334,080
  J.P. Morgan Chase & Co....................................         17,205         608,369
  Merrill Lynch & Co., Inc..................................         34,555       1,510,399
  USA Education, Inc........................................         14,700       1,198,932
  Wells Fargo & Co..........................................         85,570       3,380,015
                                                                              -------------
                                                                                 19,997,404
                                                                              -------------
FOOD, BEVERAGE & TOBACCO--0.4%
  Constellation Brands, Inc., Class A+......................         21,600         886,464
                                                                              -------------
FOREST PRODUCTS--0.3%
  Georgia-Pacific Group.....................................         28,200         782,832
                                                                              -------------
GAS & PIPELINE UTILITIES--1.4%
  American Water Works, Inc.................................         14,400         584,640
  Dynegy, Inc., Class A.....................................         17,100         613,890
  El Paso Corp..............................................         42,500       2,085,050
                                                                              -------------
                                                                                  3,283,580
                                                                              -------------
HEALTH SERVICES--7.8%
  AdvancePCS+...............................................         13,900         844,703
  Anthem, Inc.+.............................................         23,200         971,616
  Community Health Systems, Inc.+...........................         51,800       1,295,000
  Health Net, Inc.+.........................................         65,700       1,442,115
  Lincare Holdings, Inc.+...................................         31,900         819,830
  Manor Care, Inc.+.........................................         24,000         560,640
  Mid Atlantic Medical Services, Inc.+......................        110,500       2,049,775
  Omnicell, Inc.+...........................................         60,300         479,385
  Oxford Health Plans, Inc.+................................         54,835       1,291,912
  Quest Diagnostics, Inc.+..................................         10,200         666,876
  Quintiles Transnational Corp.+............................         51,100         810,446
  Tenet Healthcare Corp.+...................................         34,000       1,955,680
  Trigon Healthcare, Inc.+..................................         12,400         761,236
  UnitedHealth Group, Inc...................................         60,305       3,965,054
                                                                              -------------
                                                                                 17,914,268
                                                                              -------------
HOUSEHOLD PRODUCTS--0.1%
  Elizabeth Arden, Inc.+....................................         11,700         154,323
                                                                              -------------

                                                  [SUNAMERICA MUTUAL FUNDS LOGO]

Multi-Cap Growth Portfolio
-------------------------------------------

PORTFOLIO OF INVESTMENTS -- OCTOBER 31, 2001 -- (CONTINUED)


                                                                                  VALUE
                    SECURITY DESCRIPTION                          SHARES         (NOTE 2)
--------------------------------------------------------------------------------------------
COMMON STOCK (CONTINUED)
HOUSING--2.1%
  Martha Stewart Living, Inc., Class A+.....................         48,800   $     802,760
  Mohawk Industries, Inc.+..................................         21,800         941,760
  Polycom, Inc.+............................................         70,800       2,122,584
  Williams Sonoma, Inc.+....................................         14,900         385,910
  Yankee Candle Co.+........................................         27,900         510,570
                                                                              -------------
                                                                                  4,763,584
                                                                              -------------
INSURANCE--1.7%
  ACE Ltd...................................................         35,400       1,247,850
  AMBAC Financial Group, Inc................................         15,200         729,600
  Lincoln National Corp.....................................         13,800         584,430
  MBIA, Inc.................................................         21,000         967,260
  UnumProvident Corp........................................         19,900         446,357
                                                                              -------------
                                                                                  3,975,497
                                                                              -------------
INTERNET CONTENT--0.5%
  eBay, Inc.+...............................................         20,000       1,049,600
                                                                              -------------
INTERNET SOFTWARE--0.5%
  Entrade, Inc.+(1).........................................         14,000           3,780
  Networks Associates, Inc.+................................         29,400         564,480
  Quest Software, Inc.+.....................................         41,400         612,720
                                                                              -------------
                                                                                  1,180,980
                                                                              -------------
LEISURE & TOURISM--1.9%
  Atlantic Coast Airlines Holdings, Inc+....................         40,900         768,102
  Mesa Air Group, Inc.+.....................................         36,400         194,740
  O' Charleys, Inc.+........................................         51,600         825,084
  Royal Caribbean Cruises Ltd...............................         20,700         227,700
  Ruby Tuesday, Inc.........................................         55,000         948,200
  Southwest Airlines Co.....................................         54,600         868,140
  The Walt Disney Co........................................         22,750         422,922
                                                                              -------------
                                                                                  4,254,888
                                                                              -------------
MEDICAL PRODUCTS--6.9%
  Abbott Laboratories, Inc..................................         18,100         958,938
  AstraZeneca PLC ADR.......................................         67,875       3,061,841
  DENTSPLY International, Inc...............................         23,000       1,034,770
  Human Genome Sciences, Inc.+..............................         46,900       1,999,347
  Invitrogen Corp.+.........................................          7,400         453,916
  Johnson & Johnson Co......................................         23,404       1,355,326
  Medtronic, Inc............................................         81,350       3,278,405
  Mylan Laboratories, Inc...................................         36,000       1,327,320
  Myriad Genetics, Inc.+....................................         11,300         519,800
  QLT PhotoTherapeutics, Inc.+..............................         19,700         451,918
  St. Jude Medical, Inc.+...................................         15,100       1,072,100
  Wright Medical Group, Inc.+...............................         18,900         283,500
                                                                              -------------
                                                                                 15,797,181
                                                                              -------------


                                                                                  VALUE
                    SECURITY DESCRIPTION                          SHARES         (NOTE 2)
--------------------------------------------------------------------------------------------

MULTI-INDUSTRY--3.4%
  General Electric Co.......................................         90,680   $   3,301,659
  Minnesota Mining & Manufacturing Co.......................         43,665       4,557,752
                                                                              -------------
                                                                                  7,859,411
                                                                              -------------
REAL ESTATE COMPANIES--0.8%
  Cendant Corp.+............................................         57,000         738,720
  Lennar Corp...............................................         28,900       1,047,914
                                                                              -------------
                                                                                  1,786,634
                                                                              -------------
RETAIL--3.7%
  Abercrombie & Fitch Co., Class A+.........................         36,300         683,166
  American Eagle Outfitters, Inc.+..........................         15,200         416,480
  Barnes & Noble, Inc.+.....................................         29,700       1,091,475
  Bed Bath & Beyond, Inc.+..................................         29,900         749,294
  Charming Shoppes, Inc.....................................        160,000         763,200
  Dollar Tree Stores, Inc.+.................................         26,100         586,467
  Dress Barn, Inc.+.........................................         51,000       1,154,640
  Home Depot, Inc...........................................         48,835       1,866,962
  Michaels Stores, Inc.+....................................         16,400         842,468
  Talbots, Inc..............................................         10,200         290,700
                                                                              -------------
                                                                                  8,444,852
                                                                              -------------
TELECOMMUNICATIONS--2.3%
  Amdocs Ltd.+..............................................         22,200         579,642
  Echostar Communications Corp., Class A+...................         61,345       1,422,591
  General Motors Corp., Class H+............................         37,900         521,125
  Nokia Corp. ADR...........................................        131,865       2,704,551
                                                                              -------------
                                                                                  5,227,909
                                                                              -------------
TELEPHONE--1.1%
  Telefonos de Mexico SA ADR................................         54,060       1,841,284
  WorldCom, Inc.+...........................................         52,800         710,160
                                                                              -------------
                                                                                  2,551,444
                                                                              -------------
TRANSPORTATION--1.8%
  Arkansas Best Corp.+......................................         30,900         726,768
  Expeditors International of Washington, Inc...............         12,000         542,400
  Heartland Express, Inc.+..................................         20,400         479,400
  J.B Hunt Transport Services, Inc.+........................          3,900          53,586
  Landstar Systems, Inc.+...................................         10,800         774,036
  Offshore Logistics, Inc.+.................................         18,700         373,065
  Railworks Corp.+..........................................        100,900          15,135
  Skywest, Inc.+............................................         41,900         766,770
  Werner Enterprises, Inc...................................         13,900         300,935
                                                                              -------------
                                                                                  4,032,095
                                                                              -------------
TOTAL INVESTMENT SECURITIES--90.3%
  (cost $217,821,547).......................................                    206,315,024
                                                                              -------------

[SUNAMERICA MUTUAL FUNDS LOGO]

Multi-Cap Growth Portfolio
-------------------------------------------

PORTFOLIO OF INVESTMENTS -- OCTOBER 31, 2001 -- (CONTINUED)

                                                                PRINCIPAL
                                                                  AMOUNT          VALUE
                    SECURITY DESCRIPTION                      (IN THOUSANDS)     (NOTE 2)
--------------------------------------------------------------------------------------------
SHORT-TERM SECURITIES--4.5%
  Federal Home Loan Bank Discount Notes
    2.46% due 11/20/01......................................  $       5,000   $   4,993,693
  Federal Home Loan Mortgage Corp. Discount Notes
    2.48% due 11/01/01......................................          5,200       5,200,000
                                                                              -------------
TOTAL SHORT-TERM SECURITIES
  (cost $10,193,693)........................................                     10,193,693
                                                                              -------------
REPURCHASE AGREEMENTS--4.7%
  Agreement with UBS Warburg, Inc., bearing 1.50%, dated
    10/31/01 to be repurchased 11/01/01 in the amount of
    $5,960,248 collateralized by $5,175,000 U.S. Treasury
    Bond 6.25% due 5/15/30 approximate aggregate value
    $6,079,569..............................................          5,960       5,960,000
  State Street Bank & Trust Co. Joint Repurchase Agreement
    (Note 2)................................................          4,875       4,875,000
                                                                              -------------
TOTAL REPURCHASE AGREEMENTS
  (cost $10,835,000)........................................                     10,835,000
                                                                              -------------
TOTAL INVESTMENTS--
  (cost $238,850,240).......................................           99.5%    227,343,717
Other assets less liabilities...............................            0.5       1,158,804
                                                              -------------   -------------
NET ASSETS--                                                          100.0%  $ 228,502,521
                                                              =============   =============

------------------
+ Non-income producing security
ADR ("American Depositary Receipts")
(1) At October 31, 2001 the Portfolio held restricted securities amounting to 0.002% of net assets. The Portfolio will not bear any costs, including those involved in registration under the Securities Act of 1933, in connection with the disposition of the securities.

                          DATE OF       UNIT      VALUATION AS OF
     DESCRIPTION        ACQUISITION     COST     OCTOBER 31, 2001
---------------------   -----------   --------   -----------------
Entrade, Inc.             12/21/99     $32.00          $0.27

See Notes to Financial Statements

                                                  [SUNAMERICA MUTUAL FUNDS LOGO]

Large-Cap Value Portfolio
-------------------------------------------

PORTFOLIO OF INVESTMENTS -- OCTOBER 31, 2001


                                                                                  VALUE
                    SECURITY DESCRIPTION                          SHARES         (NOTE 2)
--------------------------------------------------------------------------------------------
COMMON STOCK--96.2%
AEROSPACE & MILITARY TECHNOLOGY--1.2%
  Lockheed Martin Corp......................................          7,800   $     380,406
  Raytheon Co...............................................         21,200         683,700
                                                                              -------------
                                                                                  1,064,106
                                                                              -------------
APPAREL & TEXTILES--0.7%
  Nike, Inc., Class B.......................................         11,600         572,576
                                                                              -------------
BANKS--4.9%
  Bank of America Corp......................................          7,600         448,324
  Bank of New York Co., Inc.................................         19,120         650,271
  Bank One Corp.............................................         10,600         351,814
  Golden West Financial Corp................................         11,100         539,460
  MBNA Corp.................................................         23,600         651,596
  National City Corp........................................         30,900         815,760
  State Street Corp.........................................          2,400         109,296
  U.S. Bancorp..............................................         34,600         615,188
                                                                              -------------
                                                                                  4,181,709
                                                                              -------------
BROADCASTING & MEDIA--5.8%
  Adelphia Communications Corp., Class A+...................         48,100       1,064,453
  AOL Time Warner, Inc.+....................................         23,600         736,556
  Comcast Corp., Class A+...................................         41,800       1,498,112
  Fox Entertainment Group, Inc., Class A+...................         32,500         715,325
  Gannett Co., Inc..........................................          3,300         208,560
  Liberty Media Corp., Class A+.............................         64,700         756,343
                                                                              -------------
                                                                                  4,979,349
                                                                              -------------
BUSINESS SERVICES--1.8%
  KPMG Consulting, Inc.+....................................         25,500         314,160
  Rockwell International Corp...............................          6,200          85,436
  The New Dun & Bradstreet Corp.+...........................          7,300         228,198
  United Parcel Service, Inc................................         18,500         943,500
                                                                              -------------
                                                                                  1,571,294
                                                                              -------------
CHEMICALS--1.2%
  Ashland, Inc..............................................         11,600         467,016
  du Pont (E.I.) de Nemours & Co............................         14,600         583,854
                                                                              -------------
                                                                                  1,050,870
                                                                              -------------
COMMUNICATION EQUIPMENT--1.3%
  Motorola, Inc.............................................         38,900         636,793
  Tellabs, Inc.+............................................         34,300         468,195
                                                                              -------------
                                                                                  1,104,988
                                                                              -------------
COMPUTERS & BUSINESS EQUIPMENT--4.0%
  Dell Computer Corp.+......................................         37,900         908,842
  Hewlett-Packard Co........................................        120,100       2,021,283


                                                                                  VALUE
                    SECURITY DESCRIPTION                          SHARES         (NOTE 2)
--------------------------------------------------------------------------------------------
COMPUTERS & BUSINESS EQUIPMENT (CONTINUED)
  Lexmark International Group, Inc., Class A+...............         11,600   $     519,100
                                                                              -------------
                                                                                  3,449,225
                                                                              -------------
COMPUTER SOFTWARE--2.1%
  EMC Corp.+................................................         37,000         455,840
  Microsoft Corp.+..........................................         14,200         825,730
  Siebel Systems, Inc.+.....................................         32,800         535,624
                                                                              -------------
                                                                                  1,817,194
                                                                              -------------
DRUGS--7.2%
  American Home Products Corp...............................         26,390       1,473,354
  Bristol-Myers Squibb Co...................................         14,900         796,405
  Eli Lilly & Co............................................         10,100         772,650
  Merck & Co., Inc..........................................         19,500       1,244,295
  Pfizer, Inc...............................................         19,100         800,290
  Pharmacia Corp............................................         20,130         815,667
  Schering-Plough Corp......................................          8,600         319,748
                                                                              -------------
                                                                                  6,222,409
                                                                              -------------
ELECTRIC UTILITIES--2.4%
  Exelon Corp...............................................          4,100         172,487
  FPL Group, Inc............................................          7,100         377,010
  Pinnacle West Capital Corp................................          4,800         202,320
  SCANA Corp................................................          9,300         239,475
  Southern Co...............................................         46,500       1,111,350
                                                                              -------------
                                                                                  2,102,642
                                                                              -------------
ELECTRONICS--2.2%
  Agere Systems, Inc., Class A+.............................        117,500         540,500
  Agilent Technologies, Inc.+...............................          5,637         125,536
  Emerson Electric Co.......................................          7,200         352,944
  Micron Technology, Inc.+..................................         17,000         386,920
  Molex, Inc................................................          4,156         120,233
  Teradyne, Inc.+...........................................         17,100         394,155
                                                                              -------------
                                                                                  1,920,288
                                                                              -------------
ENERGY SERVICES--0.4%
  Rowan Cos., Inc.+.........................................         12,500         211,125
  Santa Fe International Corp...............................          7,000         170,380
                                                                              -------------
                                                                                    381,505
                                                                              -------------
ENERGY SOURCES--5.9%
  BP PLC ADR................................................         16,260         786,009
  Devon Energy Corp.........................................         11,727         449,144
  EOG Resources, Inc........................................          8,800         311,256
  Exxon Mobil Corp..........................................         33,700       1,329,465
  Petroleo Brasileiro SA ADR+...............................         14,900         286,080
  Phillips Petroleum Co.....................................         10,900         593,069
  Shell Transport & Trading Co. PLC NY Registry Shares
    ADR.....................................................          9,400         418,770

[SUNAMERICA MUTUAL FUNDS LOGO]

Large-Cap Value Portfolio
-------------------------------------------

PORTFOLIO OF INVESTMENTS -- OCTOBER 31, 2001 -- (CONTINUED)


                                                                                  VALUE
                    SECURITY DESCRIPTION                          SHARES         (NOTE 2)
--------------------------------------------------------------------------------------------
COMMON STOCK (CONTINUED)
ENERGY SOURCES (CONTINUED)
  Unocal Corp...............................................         26,990   $     869,078
                                                                              -------------
                                                                                  5,042,871
                                                                              -------------
FINANCIAL SERVICES--12.7%
  American Express Co.......................................         41,100       1,209,573
  Citigroup, Inc............................................         62,289       2,835,395
  Goldman Sachs Group, Inc..................................          4,900         382,984
  Household International, Inc..............................         24,400       1,276,120
  J.P. Morgan Chase & Co....................................         28,780       1,017,661
  Moody's Corp..............................................          8,700         302,064
  Morgan Stanley, Dean Witter & Co..........................          8,900         435,388
  PNC Financial Services Group, Inc.........................          5,500         301,950
  Providian Financial Corp..................................         19,200          74,688
  Stilwell Financial, Inc...................................         10,100         203,111
  Washington Mutual, Inc....................................         49,800       1,503,462
  Wells Fargo & Co..........................................         36,400       1,437,800
                                                                              -------------
                                                                                 10,980,196
                                                                              -------------
FOOD, BEVERAGE & TOBACCO--6.0%
  Cadbury Schweppes PLC ADR.................................         31,300         782,187
  Kellogg Co................................................         13,300         405,650
  Kraft Foods, Inc., Class A................................         28,600         965,250
  PepsiCo, Inc..............................................         27,999       1,363,831
  Philip Morris Cos., Inc...................................         36,000       1,684,800
                                                                              -------------
                                                                                  5,201,718
                                                                              -------------
FOREST PRODUCTS--0.8%
  Sealed Air Corp.+.........................................         16,200         648,648
                                                                              -------------
GAS & PIPELINE UTILITIES--0.8%
  Kinder Morgan, Inc........................................          6,800         337,484
  National Fuel Gas Co......................................          7,000         163,870
  Progress Energy, Inc......................................          4,900         206,633
                                                                              -------------
                                                                                    707,987
                                                                              -------------
HEALTH SERVICES--2.8%
  Anthem, Inc.+.............................................         10,900         456,492
  Health Management Associates, Inc., Class A+..............         34,000         662,660
  Tenet Healthcare Corp.+...................................         22,150       1,274,068
                                                                              -------------
                                                                                  2,393,220
                                                                              -------------
HOUSEHOLD PRODUCTS--2.2%
  Kimberly-Clark Corp.......................................         33,400       1,854,034
                                                                              -------------
HOUSING--0.2%
  The Stanley Works.........................................          4,700         180,104
                                                                              -------------
INSURANCE--5.7%
  ACE Ltd...................................................         20,700         729,675
  Aon Corp..................................................          9,000         342,360
  Chubb Corp................................................          4,500         307,350


                                                                                  VALUE
                    SECURITY DESCRIPTION                          SHARES         (NOTE 2)
--------------------------------------------------------------------------------------------
INSURANCE (CONTINUED)
  CIGNA Corp................................................          4,600   $     335,340
  Hartford Financial Services Group, Inc....................         20,700       1,117,800
  Loews Corp................................................          6,200         314,960
  Marsh & McLennan Cos., Inc................................          5,500         532,125
  Principal Financial Group, Inc............................          2,300          51,750
  Progressive Corp..........................................          3,900         540,969
  TransAtlantic Holdings, Inc.#.............................          8,100         678,375
                                                                              -------------
                                                                                  4,950,704
                                                                              -------------
INTERNET CONTENT--0.3%
  E*TRADE Group, Inc.+......................................         43,400         283,402
                                                                              -------------
LEISURE & TOURISM--1.3%
  Marriott International, Inc., Class A.....................          9,000         281,970
  McDonald's Corp...........................................         24,300         633,501
  Southwest Airlines Co.....................................         10,700         170,130
                                                                              -------------
                                                                                  1,085,601
                                                                              -------------
MACHINERY--0.9%
  Caterpillar, Inc..........................................          9,600         429,312
  Dover Corp................................................          9,300         306,435
                                                                              -------------
                                                                                    735,747
                                                                              -------------
MEDICAL PRODUCTS--1.4%
  Abbott Laboratories, Inc..................................          4,100         217,218
  Beckman Coulter, Inc......................................          9,700         411,959
  Genzyme Corp.--General Division+..........................          9,800         528,710
                                                                              -------------
                                                                                  1,157,887
                                                                              -------------
METALS & MINERALS--2.8%
  Alcoa, Inc................................................         36,800       1,187,536
  Martin Marietta Materials, Inc............................          5,800         231,536
  Masco Corp................................................         33,600         666,288
  Vulcan Materials Co.......................................          8,600         357,502
                                                                              -------------
                                                                                  2,442,862
                                                                              -------------
MULTI-INDUSTRY--4.3%
  Berkshire Hathaway, Inc., Class A+........................             15       1,068,000
  Illinois Tool Works, Inc..................................          6,300         360,360
  Minnesota Mining & Manufacturing Co.......................          7,100         741,098
  Tyco International Ltd....................................         31,700       1,557,738
                                                                              -------------
                                                                                  3,727,196
                                                                              -------------
REAL ESTATE INVESTMENT TRUSTS--0.2%
  Archstone Communities Trust...............................          3,500          84,420
  General Growth Properties, Inc............................          3,300         120,846
                                                                              -------------
                                                                                    205,266
                                                                              -------------
RETAIL--5.2%
  Costco Wholesale Corp.....................................         30,300       1,146,249
  Dollar General Corp.......................................         31,300         447,277

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Large-Cap Value Portfolio
-------------------------------------------

PORTFOLIO OF INVESTMENTS -- OCTOBER 31, 2001 -- (CONTINUED)


                                                                                  VALUE
                    SECURITY DESCRIPTION                          SHARES         (NOTE 2)
--------------------------------------------------------------------------------------------
COMMON STOCK (CONTINUED)
RETAIL (CONTINUED)
  Family Dollar Stores, Inc.................................         19,400   $     559,884
  Lowe's Cos., Inc..........................................         18,100         617,210
  May Department Stores Co..................................         12,550         394,698
  RadioShack Corp...........................................         31,000         774,690
  Staples, Inc.+............................................         35,300         514,674
                                                                              -------------
                                                                                  4,454,682
                                                                              -------------
TELECOMMUNICATIONS--4.9%
  AT&T Wireless Services, Inc.+.............................         23,693         342,127
  McLeodUSA, Inc., Class A+.................................         85,900          64,425
  Nokia Corp. ADR...........................................         27,470         563,409
  Qwest Communications International, Inc.+.................         16,900         218,855
  Sprint Corp...............................................         49,700         994,000
  Sprint Corp. (PCS Group)+.................................         15,600         347,880
  Telephone & Data Systems, Inc.............................          7,700         676,830
  Verizon Communications, Inc...............................         20,138       1,003,074
                                                                              -------------
                                                                                  4,210,600
                                                                              -------------
TELEPHONE--2.3%
  BellSouth Corp............................................         16,700         617,900
  WorldCom, Inc.+...........................................        102,200       1,374,590
                                                                              -------------
                                                                                  1,992,490
                                                                              -------------
TRANSPORTATION--0.3%
  Canadian National Railway Co..............................          7,400         293,040
                                                                              -------------
TOTAL INVESTMENT SECURITIES--96.2%
  (cost $87,155,950)........................................                     82,966,410
                                                                              -------------

                                                                PRINCIPAL
                                                                  AMOUNT          VALUE
                    SECURITY DESCRIPTION                      (IN THOUSANDS)     (NOTE 2)
--------------------------------------------------------------------------------------------
SHORT-TERM SECURITIES--2.0%
  Cayman Island Time Deposit with State Street Bank and
    Trust Co. 1.50% due 11/01/01
    (cost: $1,752,000)......................................  $       1,752   $   1,752,000
                                                                              -------------
REPURCHASE AGREEMENTS--2.1%
  Agreement with State Street Bank & Trust Co., bearing
    2.52%, dated 10/31/01 to be repurched 11/01/01 in the
    amount of $1,597,112 collateralized by $1,605,000
    Federal National Mortgage Association 5.30% due 11/07/03
    approximate aggregate value $1,646,939..................          1,597       1,597,000
  BNP Paribas, Inc.
    Joint Repurchase Agreement (Note 2).....................            180         180,000
                                                                              -------------
TOTAL REPURCHASE AGREEMENTS
  (cost $1,777,000).........................................                      1,777,000
                                                                              -------------
TOTAL INVESTMENTS--
  (cost $90,684,950)........................................          100.3%     86,495,410
Liabilities in excess of other assets.......................           (0.3)       (257,800)
                                                              -------------   -------------
NET ASSETS--                                                          100.0%  $  86,237,610
                                                              =============   =============

------------------
+ Non-income producing security
# Security represents an investment in an affiliated company
ADR ("American Depositary Receipt")

See Notes to Financial Statements

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Value Portfolio
-------------------------------------------

PORTFOLIO OF INVESTMENTS -- OCTOBER 31, 2001


                                                                                  VALUE
                    SECURITY DESCRIPTION                          SHARES         (NOTE 2)
--------------------------------------------------------------------------------------------
COMMON STOCK--82.9%
AEROSPACE & MILITARY TECHNOLOGY--0.6%
  BAE Systems PLC+..........................................         72,900   $     353,712
  Rockwell Collins, Inc.....................................         35,000         472,500
                                                                              -------------
                                                                                    826,212
                                                                              -------------
APPAREL & TEXTILES--0.6%
  Intimate Brands, Inc., Class A............................         23,200         263,320
  Kellwood Co...............................................         20,656         402,586
  V.F. Corp.................................................          7,200         239,184
                                                                              -------------
                                                                                    905,090
                                                                              -------------
AUTOMOTIVE--0.2%
  AutoZone, Inc.+...........................................          5,400         316,062
                                                                              -------------
BANKS--6.0%
  Bank One Corp.............................................         11,000         365,090
  Banknorth Group, Inc......................................         38,600         846,498
  Commerce Bancshares, Inc..................................         36,472       1,322,839
  Cullen/Frost Bankers, Inc.................................         20,600         555,376
  First Virginia Banks, Inc.................................         39,000       1,762,020
  Golden West Financial Corp................................         12,400         602,640
  M & T Bank Corp...........................................         11,800         772,900
  North Fork Bancorp, Inc...................................         25,100         700,290
  State Street Corp.........................................          4,600         209,484
  TCF Financial Corp........................................          9,400         394,800
  UMB Financial Corp........................................         10,300         432,806
  Washington Federal, Inc...................................         35,710         808,832
                                                                              -------------
                                                                                  8,773,575
                                                                              -------------
BROADCASTING & MEDIA--3.7%
  Clear Channel Communications, Inc.+.......................         25,400         968,248
  Dow Jones & Co., Inc......................................          5,000         225,000
  Gannett Co., Inc..........................................         17,100       1,080,720
  Lamar Advertising Co.+....................................         13,100         411,340
  Scripps (E.W) Co., Class A................................         15,500         955,885
  Valassis Communications, Inc.+*...........................         11,600         361,920
  Washington Post Co., Class B..............................          2,800       1,429,400
                                                                              -------------
                                                                                  5,432,513
                                                                              -------------
BUSINESS SERVICES--2.2%
  Avery Dennison Corp.......................................         12,200         564,860
  CSG Systems International, Inc.+..........................          9,100         284,466
  Equifax, Inc..............................................         15,000         335,400
  HON INDUSTRIES, Inc.......................................         12,000         288,840
  Republic Services, Inc., Class A+.........................         24,300         398,034
  The New Dun & Bradstreet Corp.+...........................          9,050         282,903
  United Parcel Service, Inc................................         22,100       1,127,100
                                                                              -------------
                                                                                  3,281,603
                                                                              -------------
CHEMICALS--1.6%
  Air Products & Chemicals, Inc.............................         30,800       1,233,232


                                                                                  VALUE
                    SECURITY DESCRIPTION                          SHARES         (NOTE 2)
--------------------------------------------------------------------------------------------
CHEMICALS (CONTINUED)
  Albemarle Corp............................................         31,300   $     624,122
  du Pont (E.I.) de Nemours & Co............................            600          23,994
  Ecolab, Inc...............................................          7,500         263,850
  Sigma-Aldrich Corp........................................          5,400         202,608
                                                                              -------------
                                                                                  2,347,806
                                                                              -------------
COMMUNICATION EQUIPMENT--1.2%
  SBC Communications, Inc...................................         29,500       1,124,245
  Tellabs, Inc.+............................................         43,600         595,140
                                                                              -------------
                                                                                  1,719,385
                                                                              -------------
COMPUTERS & BUSINESS EQUIPMENT--1.3%
  Hewlett-Packard Co........................................         53,600         902,088
  Lexmark International Group, Inc., Class A+...............         22,500       1,006,875
                                                                              -------------
                                                                                  1,908,963
                                                                              -------------
COMPUTER SOFTWARE--0.2%
  Autodesk, Inc.............................................         10,900         362,098
                                                                              -------------
DRUGS--3.6%
  American Home Products Corp...............................         15,800         882,114
  Bristol-Myers Squibb Co...................................         29,400       1,571,430
  Eli Lilly & Co............................................         11,600         887,400
  Merck & Co., Inc..........................................         28,400       1,812,204
  Pharmacia Corp............................................          3,800         153,976
                                                                              -------------
                                                                                  5,307,124
                                                                              -------------
ELECTRIC UTILITIES--2.8%
  Ameren Corp...............................................         10,100         405,010
  Dominion Resources, Inc...................................         10,100         617,312
  FPL Group, Inc............................................         27,400       1,454,940
  NiSource, Inc.............................................         26,000         617,500
  NSTAR.....................................................         19,300         793,616
  Wisconsin Energy Corp.....................................         10,600         235,426
                                                                              -------------
                                                                                  4,123,804
                                                                              -------------
ELECTRICAL EQUIPMENT--1.4%
  Crane Co..................................................         14,500         296,960
  Hubbell, Inc., Class B....................................         63,000       1,721,160
                                                                              -------------
                                                                                  2,018,120
                                                                              -------------
ELECTRONICS--1.4%
  Agere Systems, Inc., Class A+.............................        104,700         481,620
  Agilent Technologies, Inc.+...............................          7,568         168,539
  Emerson Electric Co.......................................         22,400       1,098,048
  Molex, Inc................................................          6,865         198,605
  Molex, Inc., Class A......................................          6,800         168,980
                                                                              -------------
                                                                                  2,115,792
                                                                              -------------
ENERGY SERVICES--1.4%
  Energy East Corp..........................................         73,000       1,373,860

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Value Portfolio
-------------------------------------------

PORTFOLIO OF INVESTMENTS -- OCTOBER 31, 2001 -- (CONTINUED)


                                                                                  VALUE
                    SECURITY DESCRIPTION                          SHARES         (NOTE 2)
--------------------------------------------------------------------------------------------
COMMON STOCK (CONTINUED)
ENERGY SERVICES (CONTINUED)
  FirstEnergy Corp..........................................         17,900   $     616,834
                                                                              -------------
                                                                                  1,990,694
                                                                              -------------
ENERGY SOURCES--5.7%
  BP PLC ADR................................................         51,000       2,465,340
  Burlington Resources, Inc.................................         14,600         543,850
  Devon Energy Corp.........................................         43,539       1,667,544
  EOG Resources, Inc........................................         11,700         413,829
  Nicor, Inc................................................         10,600         412,234
  Phillips Petroleum Co.....................................         21,120       1,149,139
  Royal Dutch Petroleum Co. NY Registry Shares GDR..........         28,552       1,442,161
  Williams Cos., Inc........................................          9,700         280,039
                                                                              -------------
                                                                                  8,374,136
                                                                              -------------
FINANCIAL SERVICES--9.2%
  American Express Co.......................................         50,100       1,474,443
  Charles Schwab Corp.......................................         16,100         207,368
  Citigroup, Inc............................................         34,278       1,560,335
  H&R Block, Inc............................................          8,700         296,496
  Household International, Inc..............................         33,900       1,772,970
  Instinet Group, Inc.+.....................................         24,600         236,160
  Legg Mason, Inc...........................................         15,100         635,861
  Moody's Corp..............................................         16,200         562,464
  Morgan Stanley Co.........................................         17,120         837,510
  Providian Financial Corp.+................................         22,000          85,580
  Stilwell Financial, Inc...................................         19,400         390,134
  Student Loan Corp.........................................         31,900       2,296,162
  T. Rowe Price Group, Inc..................................         42,900       1,190,904
  USA Education, Inc........................................          9,400         766,664
  Wells Fargo & Co..........................................         31,500       1,244,250
                                                                              -------------
                                                                                 13,557,301
                                                                              -------------
FOOD, BEVERAGE & TOBACCO--4.5%
  Brown-Forman Corp., Class A...............................          4,000         242,600
  Brown-Forman Corp., Class B...............................          5,500         326,920
  Campbell Soup Co..........................................         61,500       1,736,760
  H.J. Heinz & Co...........................................         30,500       1,294,420
  Hormel Foods Corp.........................................         13,400         321,600
  Kraft Foods Inc., Class A.................................          8,000         270,000
  Philip Morris Cos., Inc...................................         36,700       1,717,560
  UST, Inc..................................................         19,100         641,951
                                                                              -------------
                                                                                  6,551,811
                                                                              -------------
FOREST PRODUCTS--2.0%
  Mead Corp.................................................         20,200         542,168
  Rayonier, Inc.............................................         12,600         539,028
  Sealed Air Corp.+.........................................         36,600       1,465,464
  Westvaco Corp.............................................         15,100         370,705
                                                                              -------------
                                                                                  2,917,365
                                                                              -------------


                                                                                  VALUE
                    SECURITY DESCRIPTION                          SHARES         (NOTE 2)
--------------------------------------------------------------------------------------------
GAS & PIPELINE UTILITIES--5.8%
  AGL Resources, Inc........................................         90,120   $   1,860,978
  El Paso Corp..............................................         16,400         804,584
  Kinder Morgan, Inc........................................          9,000         446,670
  Piedmont Natural Gas, Inc.................................         95,600       3,040,080
  WGL Holdings, Inc.........................................         87,700       2,373,162
                                                                              -------------
                                                                                  8,525,474
                                                                              -------------
HEALTH SERVICES--1.4%
  HealthSouth Corp.+........................................         22,700         295,554
  IMS Health, Inc...........................................         36,600         782,142
  Trigon Healthcare, Inc.+..................................         16,700       1,025,213
                                                                              -------------
                                                                                  2,102,909
                                                                              -------------
HOUSEHOLD PRODUCTS--2.1%
  Clorox Co.................................................         61,100       2,181,270
  Energizer Holdings, Inc...................................         23,600         389,164
  International Flavors & Fragrances, Inc...................         20,700         590,157
                                                                              -------------
                                                                                  3,160,591
                                                                              -------------
HOUSING--1.3%
  Black & Decker Corp.......................................          9,300         307,737
  Clayton Homes, Inc........................................         37,800         529,200
  Mohawk Industries, Inc.+..................................         20,800         898,560
  National Presto Industries, Inc...........................          5,000         136,750
                                                                              -------------
                                                                                  1,872,247
                                                                              -------------
INSURANCE--5.0%
  Allstate Corp.............................................         12,500         392,250
  Aon Corp..................................................          9,000         342,360
  CIGNA Corp................................................         14,200       1,035,180
  CNA Surety Corp...........................................         75,300       1,050,435
  Loews Corp................................................          7,600         386,080
  Markel Corp...............................................          1,800         352,710
  Marsh & McLennan Cos., Inc................................          5,200         503,100
  Nationwide Financial Services, Inc., Class A..............          8,500         289,170
  PartnerRe Ltd.............................................         13,600         632,400
  Phoenix Cos., Inc.........................................         18,200         233,870
  Principal Financial Group, Inc............................         13,400         301,500
  Progressive Corp..........................................          4,500         624,195
  Safeco Corp...............................................         14,100         434,844
  TransAtlantic Holdings, Inc.#.............................         10,200         854,250
                                                                              -------------
                                                                                  7,432,344
                                                                              -------------
LEISURE & TOURISM--1.8%
  Marriott International, Inc.,
    Class A.................................................         18,600         582,738
  McDonald's Corp...........................................         30,300         789,921
  Outback Steakhouse, Inc.+.................................         26,600         767,410

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Value Portfolio
-------------------------------------------

PORTFOLIO OF INVESTMENTS -- OCTOBER 31, 2001 -- (CONTINUED)


                                                                                  VALUE
                    SECURITY DESCRIPTION                          SHARES         (NOTE 2)
--------------------------------------------------------------------------------------------
COMMON STOCK (CONTINUED)
LEISURE & TOURISM (CONTINUED)
  The Walt Disney Co........................................         25,300   $     470,327
                                                                              -------------
                                                                                  2,610,396
                                                                              -------------
MACHINERY--0.9%
  Dover Corp................................................         17,700         583,215
  IDEX Corp.................................................         11,900         346,290
  Nordson Corp..............................................         19,400         435,142
                                                                              -------------
                                                                                  1,364,647
                                                                              -------------
MEDICAL PRODUCTS--0.6%
  Bausch & Lomb, Inc........................................          5,700         185,592
  DENTSPLY International, Inc...............................         14,500         652,355
                                                                              -------------
                                                                                    837,947
                                                                              -------------
METALS & MINERALS--1.4%
  Barrick Gold Corp.........................................         16,200         252,558
  Carlisle Cos., Inc........................................         10,300         307,764
  Martin Marietta Materials, Inc............................          8,500         339,320
  Masco Corp................................................         42,900         850,707
  Vulcan Materials Co.......................................          9,300         386,601
                                                                              -------------
                                                                                  2,136,950
                                                                              -------------
MULTI-INDUSTRY--4.3%
  Berkshire Hathaway, Inc., Class A+........................             21       1,495,200
  Cendant Corp.+............................................         26,560         344,218
  Minnesota Mining & Manufacturing Co.@.....................         20,200       2,108,476
  SPX Corp..................................................          1,800         179,280
  Tyco International Ltd....................................         44,400       2,181,816
                                                                              -------------
                                                                                  6,308,990
                                                                              -------------
REAL ESTATE COMPANIES--0.9%
  Security Capital Group, Inc., Class B+....................         70,000       1,309,000
                                                                              -------------
REAL ESTATE INVESTMENT TRUSTS--2.0%
  General Growth Properties, Inc............................          4,800         175,776
  Manufactured Home Communities, Inc........................         37,800       1,154,790
  Public Storage, Inc.......................................         48,300       1,588,587
                                                                              -------------
                                                                                  2,919,153
                                                                              -------------
RETAIL -- 2.8%
  Circuit City Stores, Inc..................................         14,800         203,056


                                                                                  VALUE
                    SECURITY DESCRIPTION                          SHARES         (NOTE 2)
--------------------------------------------------------------------------------------------
RETAIL (CONTINUED)
  Costco Wholesale Corp.....................................         39,900   $   1,509,417
  May Department Stores Co..................................         40,600       1,276,870
  Payless ShoeSource, Inc.+.................................         13,000         687,050
  RadioShack Corp...........................................         10,000         249,900
  Tiffany & Co..............................................          8,700         203,493
                                                                              -------------
                                                                                  4,129,786
                                                                              -------------
TELECOMMUNICATIONS--1.3%
  Echostar Communications Corp., Class A+...................          8,700         201,753
  Sprint Corp. (FON Group)..................................         71,500       1,430,000
  Sprint Corp. (PCS Group)+.................................         14,700         327,810
                                                                              -------------
                                                                                  1,959,563
                                                                              -------------
TELEPHONE--0.9%
  BellSouth Corp............................................         35,700       1,320,900
                                                                              -------------
TRANSPORTATION--0.8%
  Ryder System, Inc.........................................         63,300       1,183,710
                                                                              -------------
TOTAL COMMON STOCK
  (cost $125,432,834).......................................                    122,004,061
                                                                              -------------
PREFERRED STOCK--3.8%
AEROSPACE & MILITARY TECHNOLOGY--0.4%
  Raytheon Co. convertible 8.25%............................         11,500         657,225
                                                                              -------------
BUSINESS SERVICES--2.2%
  Union Pacific Capital Trust convertible 6.25%.............         67,200       3,183,600
                                                                              -------------
HEALTH SERVICES--0.5%
  Anthem, Inc. convertible 6.00%............................         12,452         707,896
                                                                              -------------
TELECOMMUNICATIONS--0.3%
  Citizens Communications Co. convertible 6.75%                      21,800         437,090
                                                                              -------------
TELEPHONE--0.4%
  Worldcom, Inc., Series D convertible 7.00%................         10,900         264,325
  Worldcom, Inc., Series F convertible 7.00%................         11,600         272,600
                                                                              -------------
                                                                                    536,925
                                                                              -------------
TOTAL PREFERRED STOCK
  (cost $5,546,170).........................................                      5,522,736
                                                                              -------------

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Value Portfolio
-------------------------------------------

PORTFOLIO OF INVESTMENTS -- OCTOBER 31, 2001 -- (CONTINUED)

                                                                PRINCIPAL
                                                                  AMOUNT          VALUE
                    SECURITY DESCRIPTION                      (IN THOUSANDS)     (NOTE 2)
--------------------------------------------------------------------------------------------
BONDS & NOTES--9.3%
APPAREL & TEXTILES--0.6%
  Jones Apparel Group, Inc.
    convertible
    zero coupon due 2/01/21.................................  $   1,745,000   $     877,037
                                                                              -------------
BUSINESS SERVICES--0.9%
  United Parcel Service, Inc. convertible
    1.75% due 9/27/07.......................................      1,375,000       1,313,263
  WMX Technologies, Inc.
    convertible
    2.00% due 1/24/05.......................................         78,000          64,966
                                                                              -------------
                                                                                  1,378,229
                                                                              -------------
ELECTRONICS--1.4%
  Arrow Electronics, Inc.
    convertible
    zero coupon due 2/21/21.................................      1,343,000         580,847
  Burr-Brown Corp.
    convertible
    4.25% due 2/15/07.......................................        250,000         273,750
  First Data Corp.
    convertible
    2.00% due 3/01/08.......................................        750,000         819,825
  Vishay Intertechnology, Inc.
    zero coupon due 6/04/21*................................        678,000         355,103
                                                                              -------------
                                                                                  2,029,525
                                                                              -------------
ENERGY SERVICES--0.3%
  Diamond Offshore Drilling, Inc.
    convertible
    1.50% due 4/15/31.......................................        441,000         379,811
                                                                              -------------
ENERGY SOURCES--1.0%
  Devon Energy Corp.
    convertible
    4.90% due 8/15/08.......................................        350,000         356,370
  Devon Energy Corp.
    convertible
    4.95% due 8/15/08.......................................        840,000         859,404
  Pacific Gas & Electric Co.
    7.88% due 3/01/02.......................................        320,000         315,200
                                                                              -------------
                                                                                  1,530,974
                                                                              -------------
                                                                PRINCIPAL
                                                                  AMOUNT          VALUE
                    SECURITY DESCRIPTION                      (IN THOUSANDS)     (NOTE 2)
--------------------------------------------------------------------------------------------
FINANCIAL SERVICES--2.5%
  Goldman Sachs Group, Inc
    convertible
    2.00 due 9/04/08........................................  $   1,100,000   $   1,067,099
  Goldman Sachs Group, Inc
    convertible
    2.00% due 10/05/08......................................        900,000         918,891
  Goldman Sachs Group, Inc
    convertible
    2.00% due 10/05/08......................................        800,000         816,792
  Goldman Sachs Group, Inc
    convertible
    3.00% due 10/05/08......................................        900,000         932,553
                                                                              -------------
                                                                                  3,735,335
                                                                              -------------
HEALTH SERVICES--1.1%
  Medical Care International, Inc. convertible
    6.75% due 10/01/06*.....................................      1,620,000       1,599,426
                                                                              -------------
INSURANCE--0.8%
  Loews Corp.
    convertible
    3.13% due 9/15/07.......................................      1,324,000       1,134,138
                                                                              -------------
LEISURE & TOURISM--0.1%
  Brinker International, Inc. convertible
    zero Coupon due 10/10/21*...............................        175,000         105,438
                                                                              -------------
RETAIL--0.2%
  Koninklijke Aholding NV convertible
    4.00% due 5/19/05.......................................        350,000         354,157
                                                                              -------------
TELECOMMUNICATIONS--0.4%
  Commscope, Inc
    convertible
    4.00% due 12/15/06......................................        785,000         630,826
                                                                              -------------
TOTAL BONDS & NOTES
  (cost $13,839,439)........................................                     13,754,896
                                                                              -------------
TOTAL INVESTMENT SECURITIES--96.0%
  (cost $144,818,443).......................................                    141,281,693
                                                                              -------------

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Value Portfolio
-------------------------------------------

PORTFOLIO OF INVESTMENTS -- OCTOBER 31, 2001 -- (CONTINUED)

                                                                PRINCIPAL
                                                                  AMOUNT          VALUE
                    SECURITY DESCRIPTION                      (IN THOUSANDS)     (NOTE 2)
--------------------------------------------------------------------------------------------
SHORT-TERM SECURITIES--1.0%
  Waste Management, Inc.
    4.00% due 2/01/02.......................................  $         946   $     938,905
  Cayman Island Time Deposit with State Street Bank and
    Trust Co.
    1.00% due 11/01/01......................................            478         478,000
                                                                              -------------
TOTAL SHORT-TERM SECURITIES
  (cost $1,415,552).........................................                      1,416,905
                                                                              -------------
REPURCHASE AGREEMENTS--3.7%
  Agreement with State Street Bank & Trust Co., bearing
    2.52%, dated 10/31/01 to be repurchased 11/01/01 in the
    amount of $509,036 collateralized by $505,000 Federal
    Home Loan Bank 5.00% due 2/14/03 approximate aggregate
    value $527,271..........................................            509         509,000
  Agreement with State Street Bank & Trust Co., bearing
    1.50%, dated 10/31/01 to be repurchased 11/01/01 in the
    amount of $4,940,206 collateralized by $5,060,000 U.S.
    Treasury Notes 5.63% due 5/15/08 approximate aggregate
    value $5,041,162@.......................................          4,940       4,940,000
                                                                              -------------
TOTAL REPURCHASE AGREEMENTS
  (cost $5,449,000).........................................                      5,449,000
                                                                              -------------
TOTAL INVESTMENTS--
  (cost $151,682,995).......................................          100.7%    148,147,598
Liabilities in excess of other assets.......................           (0.7)     (1,038,636)
                                                              -------------   -------------
NET ASSETS--                                                          100.0%  $ 147,108,962
                                                              =============   =============

------------------
+ Non income producing security
* Resale restricted to qualified institutional buyers
# Security represents an investment in an affiliated company
ADR ("American Depositary Receipt")
GDR ("Global Depositary Receipt")
@ The security or portion thereof represents collateral for the following open futures contracts

                                       OPEN FUTURES CONTRACTS
NUMBER OF                                                   VALUE AT     VALUE AS OF      UNREALIZED
CONTRACTS          DESCRIPTION          EXPIRATION DATE    TRADE DATE  OCTOBER 31, 2001  DEPRECIATION
-----------------------------------------------------------------------------------------------------
13 Long        S&P 500 Index Future      December 2001     $3,421,785     $3,447,275         $25,490

See Notes to Financial Statements

                                                  [SUNAMERICA MUTUAL FUNDS LOGO]

Small-Cap Value Portfolio
-------------------------------------------

PORTFOLIO OF INVESTMENTS -- OCTOBER 31, 2001


                                                                                  VALUE
                    SECURITY DESCRIPTION                          SHARES         (NOTE 2)
--------------------------------------------------------------------------------------------
COMMON STOCK--89.3%
AEROSPACE & MILITARY TECHNOLOGY--0.8%
  Herley Industries Inc.+...................................         30,000   $     474,300
  REMEC, Inc.+..............................................         30,000         268,500
                                                                              -------------
                                                                                    742,800
                                                                              -------------
APPAREL & TEXTILES--1.0%
  Oakley, Inc.+.............................................         30,700         327,876
  Ross Stores, Inc..........................................         18,600         582,180
                                                                              -------------
                                                                                    910,056
                                                                              -------------
AUTOMOTIVE--0.2%
  Wabash National Corp......................................         30,000         220,500
                                                                              -------------
BANKS--4.5%
  Chittenden Corp...........................................         14,625         361,823
  Downey Financial Corp.....................................          5,100         179,214
  East West Bancorp, Inc....................................         14,100         318,519
  F.N.B. Corp...............................................          6,000         146,160
  Greater Bay Bancorp.......................................         31,600         720,164
  New York Community Bancorp, Inc...........................         20,661         517,971
  Seacoast Financial Services Corp..........................         15,000         225,000
  Southwest Bancorp of Texas, Inc.+.........................          6,200         177,878
  Southwest Securities Group, Inc...........................         67,630       1,183,525
  Susquehanna Bancshares, Inc...............................          9,660         204,309
  West America Bancorp......................................          5,000         182,700
                                                                              -------------
                                                                                  4,217,263
                                                                              -------------
BROADCASTING & MEDIA--1.5%
  Journal Register Co.+.....................................         24,500         421,400
  Liberty Corp..............................................          5,800         233,392
  Pulitzer, Inc.............................................          4,500         209,700
  R.H. Donnelley Corp.+.....................................         17,100         451,440
  Valassis Communications, Inc.+*...........................          3,800         118,560
                                                                              -------------
                                                                                  1,434,492
                                                                              -------------
BUSINESS SERVICES--6.2%
  A. O. Smith Corp..........................................         24,280         383,624
  Acxiom Corp.+.............................................         19,400         228,726
  AnswerThink Consulting Group, Inc.+.......................         69,800         263,146
  Asyst Technologies, Inc.+.................................         20,000         182,000
  Briggs & Stratton Corp....................................         13,000         488,280

                                                                                  VALUE
                    SECURITY DESCRIPTION                          SHARES         (NOTE 2)
--------------------------------------------------------------------------------------------
BUSINESS SERVICES (CONTINUED)
  Dollar Thrifty Automotive Group+..........................         22,000   $     258,500
  Dycom Industries, Inc.+...................................         30,000         358,500
  Financial Federal Corp....................................          7,000         175,000
  FSI International, Inc.+..................................         45,000         369,900
  Gartner Group, Inc., Class A+.............................         40,200         365,418
  Granite Construction, Inc.................................         12,100         301,290
  Learning Tree International, Inc+.........................         13,500         284,040
  Longview Fibre Co.........................................         22,000         242,000
  Maximus, Inc.+............................................         13,000         534,560
  Navistar International Corp., Inc.........................          8,100         243,000
  Owens & Minor, Inc........................................         13,200         232,452
  Pittston Brink's Group....................................         13,626         262,301
  United Stationers, Inc.+..................................         11,500         322,575
  West Corp+................................................         14,500         337,125
                                                                              -------------
                                                                                  5,832,437
                                                                              -------------
CHEMICALS--0.2%
  Ferro Corp................................................         10,200         224,400
                                                                              -------------
COMMUNICATION EQUIPMENT--1.0%
  Black Box Corp.+..........................................          9,900         445,797
  CommScope, Inc.+..........................................         11,200         218,960
  DMC Stratex Networks, Inc.+...............................         25,100         136,795
  Newport Corp..............................................         12,000         187,080
                                                                              -------------
                                                                                    988,632
                                                                              -------------
COMPUTERS & BUSINESS EQUIPMENT--2.2%
  Advanced Digital Information Corp.+.......................         29,000         433,260
  American Management Systems, Inc.+........................         18,900         249,102
  Covansys Corp.+...........................................         22,400         172,480
  Esterline Technologies Corp...............................         10,900         147,368
  InFocus Corp.+............................................         16,000         309,760
  Maxtor Corp.+.............................................        108,800         533,120
  Mercury Computer Systems, Inc.+...........................          4,200         198,072
                                                                              -------------
                                                                                  2,043,162
                                                                              -------------
COMPUTER SOFTWARE--1.8%
  FileNet Corp.+............................................         20,000         291,400
  HNC Software, Inc.+.......................................         19,300         333,890
  Hyperion Solutions Corp.+.................................         14,000         210,000
  Mentor Graphics Corp.+....................................         33,600         637,056

[SUNAMERICA MUTUAL FUNDS LOGO]

Small-Cap Value Portfolio
-------------------------------------------

PORTFOLIO OF INVESTMENTS -- OCTOBER 31, 2001 -- (CONTINUED)

                                                                                  VALUE
                    SECURITY DESCRIPTION                          SHARES         (NOTE 2)
--------------------------------------------------------------------------------------------
COMMON STOCK (CONTINUED)
COMPUTER SOFTWARE (CONTINUED)
  Transaction Systems Architects, Inc., Class A+............         26,000   $     252,720
                                                                              -------------
                                                                                  1,725,066
                                                                              -------------
DRUGS--1.0%
  Albany Molecular Research, Inc.+..........................         17,000         470,900
  Alpharma, Inc., Class A...................................         10,500         290,850
  Charles River Laboratories International, Inc.+...........          5,700         191,520
                                                                              -------------
                                                                                    953,270
                                                                              -------------
ELECTRIC UTILITIES--1.3%
  Orion Power Holdings, Inc.+...............................         23,500         606,535
  Sierra Pacific Resources..................................         41,820         606,808
                                                                              -------------
                                                                                  1,213,343
                                                                              -------------
ELECTRICAL EQUIPMENT--4.9%
  American Power Conversion Corp.+..........................         57,300         737,451
  AMETEK, Inc...............................................          7,600         205,200
  Belden, Inc...............................................          5,500         110,055
  Brooks Automation, Inc.+..................................         14,700         474,516
  Crane Co..................................................          6,300         129,024
  Credence Systems Corp.+...................................         98,700       1,342,320
  Electro Scientific Industries, Inc.+......................         69,500       1,638,115
                                                                              -------------
                                                                                  4,636,681
                                                                              -------------
ELECTRONICS--7.3%
  Analogic Corp.............................................         17,600         651,200
  ASM Lithography Holdings NV+..............................         19,290         277,390
  AVX Corp..................................................         65,000       1,203,150
  Axcelis Technologies, Inc.+...............................         33,100         433,941
  Bel Fuse, Inc., Class B...................................          8,600         175,010
  Coherent, Inc.+...........................................         14,200         376,300
  Cyberoptics Corp.+........................................         72,400         664,632
  Garmin Ltd.+..............................................         21,000         353,010
  Integrated Silicon Solution, Inc.+........................         14,500         150,655
  Kemet Corp.+..............................................         85,000       1,519,800
  LTX Corp.+................................................         29,500         485,570
  Pixelworks, Inc.+.........................................         11,400         115,140
  Varian, Inc.+.............................................         11,500         291,410

                                                                                  VALUE
                    SECURITY DESCRIPTION                          SHARES         (NOTE 2)
--------------------------------------------------------------------------------------------
ELECTRONICS (CONTINUED)
  Watts Industries, Inc., Class A...........................         11,950   $     165,508
                                                                              -------------
                                                                                  6,862,716
                                                                              -------------
ENERGY SERVICES--3.7%
  Core Laboratories NV+.....................................         28,300         461,290
  Helmerich & Payne, Inc....................................         18,700         567,171
  Horizon Offshore Inc.+....................................         31,100         267,149
  Hydril Co.+...............................................          8,000         161,600
  Key Energy Service, Inc.+.................................         62,000         539,400
  Nabors Industries, Inc.+..................................         33,400       1,026,716
  Precision Drilling Corp.+.................................          5,000         126,900
  Stone Energy Corp.+.......................................          9,600         379,680
                                                                              -------------
                                                                                  3,529,906
                                                                              -------------
ENERGY SOURCES--1.8%
  Kinder Morgan Management LLC+.............................         18,416         695,204
  Louis Dreyfus Natural Gas Corp.+..........................          9,200         364,320
  Mitchell Energy Development Corp.+........................          4,000         213,000
  Noble Affiliates, Inc.+...................................         12,000         443,640
                                                                              -------------
                                                                                  1,716,164
                                                                              -------------
ENTERTAINMENT PRODUCTS--0.4%
  Harman International Industries, Inc......................         10,000         330,500
                                                                              -------------
FINANCIAL SERVICES--3.3%
  Allied Capital Corp.......................................         17,600         396,352
  Arch Cap Group Ltd.+......................................         40,000         940,000
  Capital Southwest Corp....................................          6,000         378,300
  IndyMac Bancorp, Inc.+....................................          3,300          84,744
  Investment Technology Group, Inc.+........................          6,100         392,901
  Liberty Financial Cos., Inc...............................         16,400         538,084
  Profit Recovery Group International, Inc.+................         27,700         191,130
  W.P. Stewart & Co. Ltd....................................         10,000         211,300
                                                                              -------------
                                                                                  3,132,811
                                                                              -------------
FOOD, BEVERAGE & TOBACCO--0.6%
  PepsiAmericas, Inc........................................         43,000         560,720
                                                                              -------------
FOREST PRODUCTS--1.8%
  Deltic Timber Corp........................................         30,000         795,000
  Packaging Corp of America.................................         15,800         279,660
  Rayonier, Inc.............................................          8,500         363,630

                                                  [SUNAMERICA MUTUAL FUNDS LOGO]

Small-Cap Value Portfolio
-------------------------------------------

PORTFOLIO OF INVESTMENTS -- OCTOBER 31, 2001 -- (CONTINUED)

                                                                                  VALUE
                    SECURITY DESCRIPTION                          SHARES         (NOTE 2)
--------------------------------------------------------------------------------------------
COMMON STOCK (CONTINUED)
FOREST PRODUCTS (CONTINUED)
  Wausau-Mosinee Paper Corp.................................         21,000   $     217,350
                                                                              -------------
                                                                                  1,655,640
                                                                              -------------
GAS & PIPELINE UTILITIES--0.6%
  Avista Corp...............................................          4,300          51,557
  Newfield Exploration Co.+.................................         14,000         487,340
                                                                              -------------
                                                                                    538,897
                                                                              -------------
HEALTH SERVICES--2.4%
  Apria Healthcare Group, Inc.+.............................         12,800         294,400
  Bally Total Fitness Holding Corp.+........................         21,500         396,890
  Dendrite International, Inc.+.............................         25,200         249,984
  Gene Logic, Inc.+.........................................         26,900         360,460
  Innovative Clinical Solutions+............................        108,000          12,420
  Manor Care, Inc.+.........................................         18,900         441,504
  PAREXEL International Corp.+..............................         35,000         522,550
                                                                              -------------
                                                                                  2,278,208
                                                                              -------------
HOUSEHOLD PRODUCTS--0.1%
  Energizer Holdings, Inc.+.................................          7,500         123,675
                                                                              -------------
HOUSING--2.4%
  Dal-Tile International, Inc.+.............................         16,100         260,981
  Fleetwood Enterprises, Inc................................          3,060          30,661
  Furniture Brands International, Inc.+.....................         13,400         321,734
  La-Z-Boy, Inc.............................................         25,000         446,000
  Pulte Homes, Inc..........................................         10,000         325,000
  Standard Pacific Corp.....................................         17,000         310,250
  Toll Brothers, Inc.+......................................          8,600         267,976
  York International Corp...................................          8,900         272,696
                                                                              -------------
                                                                                  2,235,298
                                                                              -------------
INSURANCE--10.6%
  Aioi Insurance Co., Ltd...................................        225,000         725,244
  Amerus Group Co...........................................         10,800         326,916
  Authur J. Gallagher & Co..................................          6,000         219,240
  Everest Reinsurance Group Ltd.............................          8,400         561,540
  First American Financial Corp.............................         35,000         582,750
  HCC Insurance Holdings, Inc...............................         13,400         368,366
  IPC Holdings Ltd.#........................................         11,000         309,100
  Leucadia National Corp....................................         20,400         591,192
  MBIA, Inc.................................................         22,400       1,031,744
  MONY Group, Inc...........................................         49,800       1,502,466

                                                                                  VALUE
                    SECURITY DESCRIPTION                          SHARES         (NOTE 2)
--------------------------------------------------------------------------------------------
INSURANCE (CONTINUED)
  Old Republic International Corp...........................         15,000   $     380,550
  Phoenix Cos., Inc.........................................         35,000         449,750
  Radian Group, Inc.........................................         36,098       1,222,639
  Renaissance Holdings Ltd.+................................          2,500         241,200
  Stewart Information Services Corp.........................         40,100         765,910
  Trenwick Group Ltd........................................         61,500         477,240
  W.R. Berkley Corp.........................................          4,300         228,803
                                                                              -------------
                                                                                  9,984,650
                                                                              -------------
INTERNET CONTENT--0.4%
  Avocent Corp.+............................................         21,900         408,654
                                                                              -------------
INTERNET SOFTWARE--0.2%
  WebMethods, Inc.+.........................................         23,500         215,965
                                                                              -------------
LEISURE & TOURISM--1.1%
  Alaska Air Group, Inc.+...................................          9,800         239,120
  Atlantic Coast Airlines Holdings, Inc+....................         14,400         270,432
  Brunswick Corp............................................         24,300         434,727
  Prime Hospitality Corp.+..................................          5,000          45,900
                                                                              -------------
                                                                                    990,179
                                                                              -------------
MACHINERY--3.5%
  Alamo Group, Inc..........................................         51,600         691,440
  Cognex Corp.+.............................................         10,000         189,800
  Federal Signal Corp.......................................          9,600         194,496
  Joy Global, Inc...........................................         21,000         366,450
  Kaydon Corp...............................................         15,000         283,500
  Manitowoc, Inc............................................         17,000         467,500
  Tecumseh Products Co......................................         10,000         457,500
  Toyota Industries Corp.+..................................         40,000         672,406
                                                                              -------------
                                                                                  3,323,092
                                                                              -------------
MEDICAL PRODUCTS--2.9%
  American Medical Systems Holdings, Inc.+..................         23,000         437,000
  Celgene Corp.+............................................         15,200         500,384
  DENTSPLY International, Inc...............................         10,500         472,395
  Inamed Corp.+.............................................         13,300         253,365
  Invacare Corp.............................................         10,600         355,100
  Pharmacopeia, Inc.+.......................................         28,800         455,040
  Unilab Corp...............................................          7,400         175,232
  Wilson Greatbatch Technologies, Inc.+.....................          4,500         129,375
                                                                              -------------
                                                                                  2,777,891
                                                                              -------------

[SUNAMERICA MUTUAL FUNDS LOGO]

Small-Cap Value Portfolio
-------------------------------------------

PORTFOLIO OF INVESTMENTS -- OCTOBER 31, 2001 -- (CONTINUED)

                                                                                  VALUE
                    SECURITY DESCRIPTION                          SHARES         (NOTE 2)
--------------------------------------------------------------------------------------------
COMMON STOCK (CONTINUED)
METALS & MINERALS--1.0%
  Alcoa, Inc................................................         16,500   $     532,455
  Carlisle Cos., Inc........................................         15,000         448,200
                                                                              -------------
                                                                                    980,655
                                                                              -------------
MULTI-INDUSTRY--3.3%
  Brascan Corp., Class A....................................         69,200       1,045,612
  Titan Corp.+..............................................         15,800         412,854
  Trinity Industries, Inc...................................         64,500       1,604,760
                                                                              -------------
                                                                                  3,063,226
                                                                              -------------
REAL ESTATE COMPANIES--7.0%
  Avatar Holdings, Inc.+....................................         15,500         375,255
  Catellus Development Corp.+...............................         85,400       1,468,880
  Forest City Enterprises, Inc., Class A....................         35,000       1,699,250
  Jones Lang LaSalle, Inc.+.................................         23,800         355,810
  LNR Property Corp.........................................         26,200         721,810
  Security Capital Group, Inc., Class B+....................         40,000         748,000
  Tejon Ranch Co............................................         15,100         360,890
  Wellsford Real Property, Inc.+............................         49,800         903,372
                                                                              -------------
                                                                                  6,633,267
                                                                              -------------
REAL ESTATE INVESTMENT TRUSTS--5.1%
  Alexandria Real Estate Equities, Inc......................         11,800         474,360
  Annaly Mortgage Management, Inc...........................         26,700         367,125
  Brandywine Realty Trust...................................         10,000         197,400
  Capital Automotive REIT...................................         18,300         354,105
  Charles E. Smith Residential Reality, Inc.................          3,000         142,350
  Chateau Communities, Inc..................................          9,500         299,250
  Chelsea Property Group, Inc...............................          6,100         273,280
  Cousins Properties, Inc...................................          6,300         152,523
  Health Care Property Investors, Inc.......................         12,300         457,806
  Home Properties of New York, Inc..........................         10,000         306,100
  JDN Realty Corp...........................................         25,000         265,500
  Kilroy Realty Corp........................................          6,200         145,142
  Koger Equity, Inc.........................................         40,000         667,600
                                                                 SHARES/
                                                                PRINCIPAL
                                                                  AMOUNT          VALUE
                                    SECURITY DESCRIPTION      (IN THOUSANDS)     (NOTE 2)
--------------------------------------------------------------------------------------------
REAL ESTATE INVESTMENT TRUSTS (CONTINUED)
  Prime Group Reality Trust.................................         70,000   $     668,500
                                                                              -------------
                                                                                  4,771,041
                                                                              -------------
RETAIL--2.8%
  AnnTaylor Stores Corp.+...................................         21,400         470,800
  Children's Place Retail Stores, Inc.+.....................         20,200         479,952
  Linens' N Things, Inc.+...................................         13,700         249,340
  Pacific Sunwear of California, Inc.+......................         60,900         837,375
  Payless ShoeSource, Inc.+.................................          5,500         290,675
  Venator Group, Inc.+......................................         18,400         266,800
                                                                              -------------
                                                                                  2,594,942
                                                                              -------------
TRANSPORTATION--0.4%
  Kansas City Southern Industries, Inc......................         12,000         150,000
  Swift Transportation Co., Inc.+...........................         11,900         202,180
                                                                              -------------
                                                                                    352,180
                                                                              -------------
TOTAL INVESTMENT SECURITIES--89.3%
  (cost $84,619,104)........................................                     84,202,379
                                                                              -------------
REPURCHASE AGREEMENTS--10.6%
  Agreement with State Street Bank & Trust Co., bearing
    1.50%, dated 10/31/01 to be repurchased 11/01/01 in the
    amount of $287,012 collateralized by $210,000 U.S.
    Treasury Bond 8.88% due 8/15/17 approximate aggregate
    value $299,803..........................................  $         287         287,000
  Agreement with State Street Bank & Trust Co., bearing
    1.50%, dated 10/31/01 to be repurchased 11/01/01 in the
    amount of $5,018,209 collateralized by $4,450,000 U.S.
    Treasury Note 7.50% due 2/15/05 approximate aggregate
    value $5,120,579........................................          5,018       5,018,000

                                                  [SUNAMERICA MUTUAL FUNDS LOGO]

Small-Cap Value Portfolio
-------------------------------------------

PORTFOLIO OF INVESTMENTS -- OCTOBER 31, 2001 -- (CONTINUED)

                                                                PRINCIPAL
                                                                  AMOUNT          VALUE
                                    SECURITY DESCRIPTION      (IN THOUSANDS)     (NOTE 2)
--------------------------------------------------------------------------------------------
REPURCHASE AGREEMENTS (CONTINUED)
  Agreement with State Street Bank & Trust Co., bearing
    2.46%, dated 10/31/01 to be repurchased 11/01/01 in the
    amount of $4,721,323 collateralized by $4,835,000 U.S.
    Treasury Note 5.63% due 5/15/08 approximate aggregate
    value $4,816,999........................................  $       4,721   $   4,721,000
                                                                              -------------
TOTAL REPURCHASE AGREEMENTS
  (cost $10,026,000)........................................                     10,026,000
                                                                              -------------
TOTAL INVESTMENTS--
  (cost $94,645,104)........................................           99.9%     94,228,379
Other assets less liabilities...............................            0.1          50,294
                                                              -------------   -------------
NET ASSETS--                                                          100.0%  $  94,278,673
                                                              =============   =============

------------------
+ Non-income producing security
# Security represents an investment in an affiliated company

See Notes to Financial Statements

[SUNAMERICA MUTUAL FUNDS LOGO]

Focused Growth Portfolio
-------------------------------------------

PORTFOLIO OF INVESTMENTS -- OCTOBER 31, 2001


                                                                                  VALUE
                    SECURITY DESCRIPTION                          SHARES         (NOTE 2)
--------------------------------------------------------------------------------------------
COMMON STOCK--92.8%
AEROSPACE & MILITARY TECHNOLOGY--1.8%
  General Dynamics Corp.....................................        291,298   $   23,769,917
                                                                              --------------
BROADCASTING & MEDIA--2.6%
  Viacom, Inc., Class B+....................................        935,600       34,158,756
                                                                              --------------
COMMUNICATION EQUIPMENT--4.7%
  QUALCOMM, Inc.+...........................................      1,254,400       61,616,128
                                                                              --------------
COMPUTERS & BUSINESS EQUIPMENT--7.2%
  Dell Computer Corp.+......................................      2,364,850       56,709,103
  International Business Machines Corp......................        351,200       37,954,184
                                                                              --------------
                                                                                  94,663,287
                                                                              --------------
COMPUTER SOFTWARE--9.3%
  First Data Corp...........................................        472,000       31,893,040
  Microsoft Corp.+..........................................      1,557,300       90,556,995
                                                                              --------------
                                                                                 122,450,035
                                                                              --------------
DRUGS--5.7%
  Cardinal Health, Inc......................................        628,400       42,171,924
  Sepracor, Inc.+...........................................        699,900       33,203,256
                                                                              --------------
                                                                                  75,375,180
                                                                              --------------
FINANCIAL SERVICES--19.4%
  Citigroup, Inc............................................      1,430,196       65,102,522
  Federal National Mortgage Association.....................        616,522       49,913,621
  Household International, Inc..............................        682,700       35,705,210
  Merrill Lynch & Co., Inc..................................        686,100       29,989,431
  USA Education, Inc........................................        900,034       73,406,773
                                                                              --------------
                                                                                 254,117,557
                                                                              --------------
HEALTH SERVICES--5.6%
  Tenet Healthcare Corp.+...................................      1,285,558       73,945,296
                                                                              --------------
INTERNET CONTENT--3.1%
  eBay, Inc.+...............................................        776,150       40,732,352
                                                                              --------------
MEDICAL PRODUCTS--10.6%
  Abbott Laboratories, Inc..................................        621,000       32,900,580
  Baxter International, Inc.................................        443,500       21,452,095
  Johnson & Johnson Co......................................      1,466,024       84,897,450
                                                                              --------------
                                                                                 139,250,125
                                                                              --------------
MULTI-INDUSTRY--4.1%
  Tyco International Ltd....................................      1,100,000       54,054,000
                                                                              --------------
RETAIL--16.5%
  Costco Wholesale Corp.....................................      1,233,558       46,665,499
  Home Depot, Inc...........................................      3,139,209      120,011,960
  Tiffany & Co..............................................      2,135,764       49,955,520
                                                                              --------------
                                                                                 216,632,979
                                                                              --------------
                                                                 SHARES/
                                                                PRINCIPAL
                                                                  AMOUNT          VALUE
                    SECURITY DESCRIPTION                      (IN THOUSANDS)     (NOTE 2)
--------------------------------------------------------------------------------------------
TELECOMMUNICATIONS--2.2%
  Sprint Corp. (PCS Group)+.................................      1,297,600   $   28,936,480
                                                                              --------------
TOTAL INVESTMENT SECURITIES--92.8%
  (cost $1,253,139,780).....................................                   1,219,702,092
                                                                              --------------
SHORT-TERM SECURITIES--7.2%
  American Express Credit Corp.
    5.50% due 1/02/01.......................................  $      14,320       14,320,000
  Federal Agricultural Mortgage Corp.
    Discount Notes
    2.33% due 11/13/02......................................         24,000       23,981,360
  Federal Home Loan Bank Discount Notes
    2.28% due 12/14/01......................................            150          149,592
  Federal Home Loan Bank Discount Notes
    2.30% due 11/21/01......................................         13,400       13,382,878
  Federal Home Loan Bank Discount Notes
    2.30% due 11/23/01......................................            175          174,754
  Federal Home Loan Bank Discount Notes
    2.31% due 11/14/01......................................         24,300       24,279,730
  Federal Home Loan Bank Discount Notes
    2.33% due 11/06/01......................................            550          549,822
  Federal Home Loan Bank Discount Notes
    2.35% due 11/02/01......................................            150          149,990
  Federal Home Loan Bank Discount Notes
    2.36% due 11/13/01......................................            100           99,921
  Federal Home Loan Bank Discount Notes
    2.46% due 11/01/01......................................         15,300       15,300,000
  Federal National Mortgage
    Association
    Discount Notes
    2.33% due 12/27/01......................................          2,000        1,992,751
                                                                              --------------
TOTAL SHORT-TERM SECURITIES
  (cost $94,380,798)........................................                      94,380,798
                                                                              --------------
TOTAL INVESTMENTS--
  (cost $1,347,520,578).....................................          100.0%   1,314,082,890
  Liabilities in excess of other assets.....................            0.0         (289,146)
                                                              -------------   --------------
NET ASSETS--                                                          100.0%  $1,313,793,744
                                                              =============   ==============

------------------
+ Non-income producing security

See Notes to Financial Statements

                                                  [SUNAMERICA MUTUAL FUNDS LOGO]

Focused TechNet Portfolio
-------------------------------------------

PORTFOLIO OF INVESTMENTS -- OCTOBER 31, 2001


                                                                                  VALUE
                    SECURITY DESCRIPTION                          SHARES         (NOTE 2)
--------------------------------------------------------------------------------------------
COMMON STOCK--84.3%
BUSINESS SERVICES--3.0%
  Concord EFS, Inc.+........................................         85,120   $   2,329,734
                                                                              -------------
COMMUNICATION EQUIPMENT--15.9%
  Emulex Corp.+.............................................         50,000       1,184,000
  JDS Uniphase Corp.+.......................................        264,600       2,114,154
  L-3 Communications Holdings, Inc.+........................         35,300       3,066,511
  QUALCOMM, Inc.+...........................................         33,000       1,620,960
  Sonus Networks Inc.+......................................        204,800         862,208
  UTStarcom, Inc.+..........................................        142,600       3,348,248
                                                                              -------------
                                                                                 12,196,081
                                                                              -------------
COMPUTERS & BUSINESS EQUIPMENT--12.0%
  Affiliated Computer Services, Inc. Class A+...............         60,850       5,357,843
  Brocade Communications Systems, Inc.+.....................        156,500       3,842,075
                                                                              -------------
                                                                                  9,199,918
                                                                              -------------
COMPUTER SOFTWARE--21.2%
  Electronic Arts, Inc.+....................................         37,800       1,945,188
  Embarcadero Technologies, Inc.+...........................        110,000       1,287,000
  Micromuse, Inc.+..........................................        140,000       1,295,000
  Synopsys, Inc.+...........................................         59,600       2,801,200
  THQ, Inc.+................................................         38,700       1,927,260
  VERITAS Software Corp.+...................................        244,600       6,941,748
                                                                              -------------
                                                                                 16,197,396
                                                                              -------------
ELECTRONICS--3.1%
  Applied Materials, Inc.+..................................         30,000       1,023,300
  Taiwan Semiconductor Manufacturing Co., Ltd...............        105,000       1,355,550
                                                                              -------------
                                                                                  2,378,850
                                                                              -------------
INTERNET CONTENT--21.0%
  Check Point Software Technologies, Ltd.+..................         88,600       2,615,472
  eBay, Inc.+...............................................        117,290       6,155,379
  Juniper Networks, Inc.+...................................        161,850       3,607,637
  VeriSign, Inc.+...........................................         32,000       1,238,720
  Yahoo Japan Corp.+........................................             88       2,448,733
                                                                              -------------
                                                                                 16,065,941
                                                                              -------------
INTERNET SOFTWARE--3.7%
  Interwoven, Inc.+.........................................        190,000       1,388,900
                                                                 SHARES/
                                                                PRINCIPAL
                                                                  AMOUNT          VALUE
                    SECURITY DESCRIPTION                      (IN THOUSANDS)     (NOTE 2)
--------------------------------------------------------------------------------------------
INTERNET SOFTWARE (CONTINUED)
  Stellent, Inc.............................................         69,950   $   1,433,975
                                                                              -------------
                                                                                  2,822,875
                                                                              -------------
MEDICAL PRODUCTS--4.4%
  Human Genome Sciences, Inc.+..............................         78,200       3,333,666
                                                                              -------------
TOTAL INVESTMENT SECURITIES--84.3%
  (cost $73,943,055)........................................                     64,524,461
                                                                              -------------
REPURCHASE AGREEMENTS--15.1%
  Agreement with State Street Bank & Trust Co., bearing
    2.45%, dated 10/31/01 to be repurchased 11/01/01 in the
    amount of $1,417,096 collateralized by $1,170,000 U.S
    Treasury Bonds 11.88% due 11/15/03 approximate aggregate
    value $1,447,875........................................  $       1,417       1,417,000
  Agreement with State Street Bank & Trust Co., bearing
    2.45%, dated 10/31/01 to be repurchased 11/01/01 in the
    amount of $1,380,094 collateralized by $1,345,000 U.S
    Treasury Notes 6.25% due 7/31/02 approximate aggregate
    value $1,408,888........................................          1,380       1,380,000
  State Street Bank & Trust Co.
    Joint Repurchase Agreement (Note 2).....................          4,734       4,734,000
  UBS Warburg, Inc. Joint Repurchase Agreement
    (Note 2)................................................          4,000       4,000,000
                                                                              -------------
TOTAL REPURCHASE AGREEMENTS
  (cost $11,531,000)........................................                     11,531,000
                                                                              -------------
TOTAL INVESTMENTS--
  (cost $85,474,055)........................................           99.4%     76,055,461
  Other assets less liabilities.............................            0.6         435,366
                                                              -------------   -------------
NET ASSETS--                                                          100.0%  $  76,490,827
                                                              =============   =============

------------------
+ Non-income producing security

See Notes to Financial Statements

[SUNAMERICA MUTUAL FUNDS LOGO]

Focused Growth and Income Portfolio
-------------------------------------------

PORTFOLIO OF INVESTMENTS -- OCTOBER 31, 2001


                                                                                 VALUE
                    SECURITY DESCRIPTION                         SHARES        (NOTE 2)
------------------------------------------------------------------------------------------
COMMON STOCK--84.3%
AUTOMOTIVE--0.7%
  Ford Motor Co.............................................     65,400      $  1,049,670
                                                                             ------------
BROADCASTING & MEDIA--1.4%
  Interpublic Group of Cos., Inc............................     48,200         1,082,090
  Liberty Media Corp., Class A+.............................     86,800         1,014,692
                                                                             ------------
                                                                                2,096,782
                                                                             ------------
BUSINESS SERVICES--2.3%
  Electronic Data Systems Corp..............................     15,000           965,550
  Waste Management, Inc.....................................    100,000         2,450,000
                                                                             ------------
                                                                                3,415,550
                                                                             ------------
COMMUNICATION EQUIPMENT--6.2%
  Motorola, Inc.............................................     61,800         1,011,666
  QUALCOMM, Inc.+...........................................    168,700         8,286,544
                                                                             ------------
                                                                                9,298,210
                                                                             ------------
COMPUTER SOFTWARE--4.7%
  Microsoft Corp.+..........................................    120,000         6,978,000
                                                                             ------------
ELECTRONICS--4.6%
  First Data Corp...........................................     11,900           804,083
  Texas Instruments, Inc....................................    220,000         6,157,800
                                                                             ------------
                                                                                6,961,883
                                                                             ------------
ENERGY SOURCES--0.7%
  Conoco, Inc...............................................     42,700         1,097,390
                                                                             ------------
FINANCIAL SERVICES--18.9%
  Citigroup, Inc............................................    253,660        11,546,603
  Federal National Mortgage Association.....................     50,000         4,048,000
  Lehman Brothers Holdings, Inc.............................     68,697         4,290,815
  USA Education, Inc........................................     91,160         7,435,010
  Washington Mutual, Inc....................................     35,800         1,080,802
                                                                             ------------
                                                                               28,401,230
                                                                             ------------
HEALTH SERVICES--10.0%
  Tenet Healthcare Corp.+...................................    131,264         7,550,305
  UnitedHealth Group, Inc...................................    113,356         7,453,157
                                                                             ------------
                                                                               15,003,462
                                                                             ------------
LEISURE & TOURISM--4.9%
  Four Seasons Hotels, Inc..................................    193,450         7,397,528
                                                                             ------------
MEDICAL PRODUCTS--7.3%
  Abbott Laboratories, Inc..................................    125,000         6,622,500
  Johnson & Johnson Co......................................     75,000         4,343,250
                                                                             ------------
                                                                               10,965,750
                                                                             ------------
                                                                 SHARES/
                                                                PRINCIPAL
                                                                  AMOUNT           VALUE
                    SECURITY DESCRIPTION                      (IN THOUSANDS)     (NOTE 2)
--------------------------------------------------------------------------------------------
MULTI-INDUSTRY--7.3%
  General Electric Co.......................................      109,613      $  3,991,009
  Tyco International Ltd....................................      140,000         6,879,600
                                                                               ------------
                                                                                 10,870,609
                                                                               ------------
RETAIL--14.6%
  CVS Corp..................................................       32,000           764,800
  Home Depot, Inc...........................................      201,938         7,720,090
  Tiffany & Co..............................................      329,308         7,702,514
  Wal-Mart Stores, Inc......................................      110,000         5,654,000
                                                                               ------------
                                                                                 21,841,404
                                                                               ------------
TELECOMMUNICATIONS--0.7%
  AT&T Corp.................................................       69,500         1,059,875
                                                                               ------------
TOTAL INVESTMENT SECURITIES--84.3%
  (cost $124,209,005).......................................                    126,437,343
                                                                               ------------
SHORT-TERM SECURITIES--10.5%
  Federal Home Loan Bank Discount Notes
    2.46% due 11/01/01
    (cost: $15,700,000).....................................       15,700        15,700,000
                                                                               ------------
REPURCHASE AGREEMENTS--3.6%
  Agreement with State Street Bank & Trust Co., bearing
    1.50%, dated 10/31/01 to be repurchased 11/01/01 in the
    amount of $1,450,060 collateralized by $910,000 U.S.
    Treasury Bond 13.25% due 5/15/14 approximate aggregate
    value $1,483,930........................................      $ 1,450         1,450,000
  State Street Bank & Trust Co. Joint Repurchase Agreement
    (Note 2)................................................        3,974         3,974,000
                                                                               ------------
TOTAL REPURCHASE AGREEMENTS
  (cost $5,424,000).........................................                      5,424,000
                                                                               ------------
TOTAL INVESTMENTS--
  (cost $145,333,005).......................................         98.4%      147,561,343
  Other assets less liabilities.............................          1.6         2,332,986
                                                                  -------      ------------
NET ASSETS--                                                        100.0%     $149,894,329
                                                                  =======      ============

------------------
+ Non-income producing security

See Notes to Financial Statements

                                                  [SUNAMERICA MUTUAL FUNDS LOGO]

Focused Value Portfolio
-------------------------------------------

PORTFOLIO OF INVESTMENTS -- OCTOBER 31, 2001


                                                                                  VALUE
                    SECURITY DESCRIPTION                          SHARES         (NOTE 2)
--------------------------------------------------------------------------------------------
COMMON STOCK--97.0%
BANKS--2.7%
  Bank of New York Co., Inc.................................        423,124   $  14,390,447
                                                                              -------------
BROADCASTING & MEDIA--5.4%
  AOL Time Warner, Inc.+....................................        434,000      13,545,140
  Comcast Corp., Class A+...................................        434,300      15,565,312
                                                                              -------------
                                                                                 29,110,452
                                                                              -------------
BUSINESS SERVICES--8.0%
  United Parcel Service, Inc................................        448,092      22,852,692
  Waste Management, Inc.....................................        826,900      20,259,050
                                                                              -------------
                                                                                 43,111,742
                                                                              -------------
COMMUNICATION EQUIPMENT--3.8%
  SBC Communications, Inc...................................        544,700      20,758,517
                                                                              -------------
ELECTRONICS--12.5%
  ASM Lithography Holdings NV+..............................        412,420       5,930,600
  AVX Corp..................................................      1,579,100      29,229,141
  Kemet Corp.+..............................................      1,807,700      32,321,676
                                                                              -------------
                                                                                 67,481,417
                                                                              -------------
ENERGY SOURCES--5.4%
  BP PLC ADR................................................        283,500      13,704,390
  XTO Energy, Inc...........................................        866,900      15,604,200
                                                                              -------------
                                                                                 29,308,590
                                                                              -------------
FINANCIAL SERVICES--5.0%
  Edwards (A.G.), Inc.......................................        373,000      14,748,420
  Washington Mutual, Inc....................................        403,650      12,186,193
                                                                              -------------
                                                                                 26,934,613
                                                                              -------------
FOOD, BEVERAGE & TOBACCO--4.1%
  Campbell Soup Co..........................................        789,000      22,281,360
                                                                              -------------
GAS & PIPELINE UTILITIES--4.1%
  WGL Holdings, Inc.........................................        812,700      21,991,662
                                                                              -------------
HEALTH SERVICES--4.6%
  Anthem, Inc.+.............................................        339,300      14,209,884
  PAREXEL International Corp.+..............................        709,500      10,592,835
                                                                              -------------
                                                                                 24,802,719
                                                                              -------------
HOUSEHOLD PRODUCTS--4.2%
  Clorox Co.................................................        633,200      22,605,240
                                                                              -------------
INSURANCE--2.0%
  Radian Group, Inc.........................................        312,380      10,580,311
                                                                              -------------
INTERNET CONTENT--2.2%
  E*TRADE Group, Inc.+......................................      1,784,000      11,649,520
                                                                              -------------
                                                                 SHARES/
                                                                PRINCIPAL
                                                                  AMOUNT          VALUE
                    SECURITY DESCRIPTION                      (IN THOUSANDS)     (NOTE 2)
--------------------------------------------------------------------------------------------
MACHINERY--6.9%
  Alamo Group, Inc..........................................        838,609   $  11,237,361
  Toyota Industries Corp....................................      1,545,200      25,975,046
                                                                              -------------
                                                                                 37,212,407
                                                                              -------------
METALS & MINERALS--2.9%
  Martin Marietta Materials, Inc............................        392,900      15,684,568
                                                                              -------------
MULTI-INDUSTRY--8.5%
  Hutchison Whampoa Ltd.....................................      3,077,000      24,852,692
  Minnesota Mining & Manufacturing Co.......................        200,600      20,938,628
                                                                              -------------
                                                                                 45,791,320
                                                                              -------------
REAL ESTATE COMPANIES--6.5%
  Catellus Development Corp.+...............................      1,057,700      18,192,440
  Forest City Enterprises, Inc., Class A....................        344,500      16,725,475
                                                                              -------------
                                                                                 34,917,915
                                                                              -------------
TELECOMMUNICATIONS--8.2%
  Sprint Corp...............................................        720,000      14,400,000
  Telephone & Data Systems, Inc.............................        163,700      14,389,230
  Verizon Communications, Inc...............................        313,346      15,607,765
                                                                              -------------
                                                                                 44,396,995
                                                                              -------------
TOTAL INVESTMENT SECURITIES--97.0%
  (cost $532,274,681).......................................                    523,009,795
                                                                              -------------
REPURCHASE AGREEMENTS--3.6%
  Agreement with State Street Bank & Trust Co., bearing
    1.50%, dated 10/31/01 to be repurchased 11/01/01 in the
    amount of $4,566,190, collateralized by $3,720,000 U.S.
    Treasury Bonds 7.13% due 02/15/23 approximate aggregate
    value $4,662,443........................................  $       4,566       4,566,000
  Agreement with State Street Bank & Trust Co., bearing
    1.50%, dated 10/31/01 to be repurchased 11/01/01 in the
    amount of $2,005,084 collateralized by $2,065,000 U.S.
    Treasury Bills 1.77% due 03/21/02 approximate aggregate
    value $2,049,228........................................          2,005       2,005,000

[SUNAMERICA MUTUAL FUNDS LOGO]

Focused Value Portfolio
-------------------------------------------

PORTFOLIO OF INVESTMENTS -- OCTOBER 31, 2001 -- (CONTINUED)

                                                                PRINCIPAL
                                                                  AMOUNT          VALUE
                    SECURITY DESCRIPTION                      (IN THOUSANDS)     (NOTE 2)
--------------------------------------------------------------------------------------------
REPURCHASE AGREEMENTS (CONTINUED)
Agreement with State Street Bank & Trust Co., bearing 1.50%, dated 10/31/01 to be repurchased 11/01/01 in the amount of
  $12,774,532 collateralized by $9,025,000 U.S. Treasury
  Bonds 8.75% due 08/15/20 approximate aggregate value
  $13,035,728...............................................  $      12,774   $  12,774,000
                                                                              -------------
TOTAL REPURCHASE AGREEMENTS
  (cost $19,345,000)........................................                     19,345,000
                                                                              -------------
TOTAL INVESTMENTS--
  (cost $551,619,681).......................................          100.6%    542,354,795
Liabilities in excess of other assets.......................           (0.6)     (2,899,424)
                                                              -------------   -------------
NET ASSETS--                                                          100.0%  $ 539,455,371
                                                              =============   =============

------------------
+ Non-income producing security
ADR ("American Depositary Receipt")

See Notes to Financial Statements

                                                  [SUNAMERICA MUTUAL FUNDS LOGO]

International Equity Portfolio
-------------------------------------------

PORTFOLIO OF INVESTMENTS -- OCTOBER 31, 2001


                                                                                  VALUE
                    SECURITY DESCRIPTION                          SHARES         (NOTE 2)
--------------------------------------------------------------------------------------------
COMMON STOCK--94.4%
AUSTRALIA--2.3%
  Commonwealth Bank of Australia (Finance)..................         97,400   $   1,459,677
                                                                              -------------
BELGIUM--7.0%
  Delhaize Le Lion SA (Consumer Staples)+...................         34,000       1,865,458
  Dexia (Finance)...........................................        169,000       2,606,920
                                                                              -------------
                                                                                  4,472,378
                                                                              -------------
BRAZIL--0.5%
  Companhia de Bebidas das Americas ADR
    (Consumer Staples)......................................         18,750         304,500
                                                                              -------------
CHINA--2.0%
  Beijing Datang Power Generation Co., Ltd. (Utilities).....      3,520,000       1,286,154
                                                                              -------------
CROATIA--0.8%
  Pliva D.D. GDR (Healthcare)...............................         61,300         511,855
                                                                              -------------
FINLAND--1.8%
  Nokia Corp. ADR (Information Technology)..................         56,300       1,154,713
                                                                              -------------
FRANCE--5.4%
  BNP Paribas (Finance).....................................         25,200       2,094,350
  Sanofi-Synthelabo SA (Healthcare).........................         20,600       1,357,225
                                                                              -------------
                                                                                  3,451,575
                                                                              -------------
GERMANY--6.1%
  Altana AG (Healthcare)....................................         37,100       1,735,218
  Muenchener Ruckversicherungs-Gesellschaft AG (Finance)....          8,330       2,199,024
                                                                              -------------
                                                                                  3,934,242
                                                                              -------------
HONG KONG--2.6%
  Cheung Kong (Holdings) Ltd. (Real Estate).................        138,000       1,167,692
  Peregrine Investments Holdings Ltd.+(1) (Finance).........         91,000               0
  Sino Land Co., Ltd.
    (Real Estate)...........................................      1,870,000         497,468
                                                                              -------------
                                                                                  1,665,160
                                                                              -------------


                                                                                  VALUE
                    SECURITY DESCRIPTION                          SHARES         (NOTE 2)
--------------------------------------------------------------------------------------------
INDIA--1.9%
  Ranbaxy Laboratories Ltd. (Healthcare)....................         74,700   $   1,213,875
                                                                              -------------
ISRAEL--0.5%
  Taro Pharmaceutical Industries Ltd. (Healthcare)..........          7,870         331,327
                                                                              -------------
ITALY--4.6%
  ENI SpA (Energy)..........................................        199,200       2,494,052
  Luxottica Group SpA
    (Information & Entertainment)...........................          1,590          25,313
  Luxottica Group SpA ADR
    (Information & Entertainment)...........................         26,530         418,113
                                                                              -------------
                                                                                  2,937,478
                                                                              -------------
JAPAN--20.1%
  Asahi Breweries Ltd. (Consumer Staples)...................         54,000         563,156
  Familymart Co.
    (Consumer Discretionary)................................         64,000       1,310,865
  Hokuetsu Paper Mills Ltd. (Materials).....................         52,780         272,632
  Joint Corp. (Real Estate).................................         16,300         611,857
  Mabuchi Motor Co., Ltd. (Information Technology)..........         16,400       1,351,667
  Mitsui Fudosan Co., Ltd.
    (Real Estate)...........................................        149,000       1,511,339
  Nintendo Co., Ltd.
    (Information & Entertainment)...........................          7,500       1,155,494
  Nipponkoa Insurance Co., Ltd.
    (Finance)...............................................        182,000         683,178
  Nissan Motor Co., Ltd. (Consumer Discretionary)...........        104,000         458,281
  Odakyu Electric Railway Co., Ltd.
    (Industrial & Commercial)...............................        145,800         617,489
  Orix Corp. (Finance)......................................          9,100         795,308
  Sankyo Co., Ltd. (Healthcare).............................         44,000         854,543
  Sony Corp.
    (Information Technology)................................         35,000       1,322,371
  Tokyo Electric Power Co., Inc. (Utilities)................         21,900         543,278
  UFJ Holdings, Inc.+ (Finance).............................            189         842,091
                                                                              -------------
                                                                                 12,893,549
                                                                              -------------

[SUNAMERICA MUTUAL FUNDS LOGO]

International Equity Portfolio
-------------------------------------------

PORTFOLIO OF INVESTMENTS -- OCTOBER 31, 2001 -- (CONTINUED)


                                                                                  VALUE
                    SECURITY DESCRIPTION                          SHARES         (NOTE 2)
--------------------------------------------------------------------------------------------
COMMON STOCK (CONTINUED)
MEXICO--2.4%
  Fomento Economico Mexicano SA de CV, Class B ADR (Consumer
    Staples)................................................          6,250   $     193,750
  Telefonos de Mexico SA, Series L ADR (Utilities)..........         33,700       1,147,822
  Wal-Mart de Mexico SA de CV (Consumer Discretionary)......         90,100         214,778
                                                                              -------------
                                                                                  1,556,350
                                                                              -------------
NETHERLANDS--3.0%
  Royal Dutch Petroleum Co. (Energy)........................         37,900       1,926,037
                                                                              -------------
NORWAY--3.4%
  Norske Skogsindust ASA (Materials)........................        141,000       2,202,209
                                                                              -------------
SOUTH AFRICA--1.7%
  Alexander Forbes Ltd. (Finance)...........................        332,300         501,775
  Standard Bank Investment Corp., Ltd. (Finance)............        175,500         576,504
                                                                              -------------
                                                                                  1,078,279
                                                                              -------------
SOUTH KOREA--2.0%
  Humax Co., Ltd
    (Information Technology)................................         73,500       1,272,444
                                                                              -------------
SPAIN--4.0%
  Altadis SA
    (Consumer Staples)......................................         77,900       1,278,725
  Union Electrica Fenosa SA (Utilities).....................         85,300       1,266,698
                                                                              -------------
                                                                                  2,545,423
                                                                              -------------
SWEDEN--1.9%
  Ericsson LM Telecommunications Co., Class B
    (Information Technology)................................        282,100       1,221,819
                                                                              -------------


                                                                                  VALUE
                    SECURITY DESCRIPTION                          SHARES         (NOTE 2)
--------------------------------------------------------------------------------------------
SWITZERLAND--7.6%
  Givaudan AG (Materials)...................................          8,050   $   2,461,322
  Nestle SA (Consumer Staples)..............................          5,700       1,181,618
  Swisscom AG (Utilities)...................................          4,450       1,234,070
                                                                              -------------
                                                                                  4,877,010
                                                                              -------------
UNITED KINGDOM--12.8%
  British Telecommunications PLC
    (Information Technology)................................        201,400       1,018,157
  Compass Group PLC+ (Consumer Discretionary)...............        200,000       1,457,059
  Glaxosmithkline PLC (Healthcare)..........................         47,800       1,284,624
  HSBC Holdings PLC (Finance)...............................        180,600       1,976,866
  Lloyds TSB Group PLC (Finance)............................        148,700       1,499,155
  Royal Bank of Scotland Group PLC (Finance)................         42,000       1,003,671
                                                                              -------------
                                                                                  8,239,532
                                                                              -------------
TOTAL COMMON STOCK
  (cost $61,981,211)........................................                     60,535,586
                                                                              -------------
PREFERRED STOCK--2.2%
GERMANY--2.2%
  Fresenius AG (Healthcare)
    (cost $1,774,208).......................................         17,500       1,408,762
                                                                              -------------
TOTAL INVESTMENT SECURITIES--96.6%
  (cost $63,755,419)........................................                     61,944,348
                                                                              -------------
TOTAL INVESTMENTS--
  (cost $63,755,419)........................................           96.6%     61,944,348
Other assets less liabilities--.............................            3.4       2,159,586
                                                              -------------   -------------
NET ASSETS--                                                          100.0%  $  64,103,934
                                                              =============   =============

------------------
+ Non-income producing security
ADR ("American Depositary Receipt")
(1) Fair valued security; see Note 2

See Notes to Financial Statements

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NOTES TO FINANCIAL STATEMENTS -- OCTOBER 31, 2001

NOTE 1. ORGANIZATION

SunAmerica Style Select Series, Inc. (the "Fund") is an open-end management investment company organized as a Maryland corporation on July 3, 1996. The Fund is managed by SunAmerica Asset Management Corp. ("SunAmerica"), an indirect wholly-owned subsidiary of American International Group, Inc. The Fund currently offers eleven separate investment portfolios (each, a "Portfolio"). The assets of each Portfolio are normally allocated among at least three investment advisers (each, an "Adviser") with the exception of the International Equity Portfolio, each of which will be independently responsible for advising its respective portion of the Portfolio's assets. The investment objective for each of the Portfolios is as follows:

LARGE-CAP GROWTH PORTFOLIO seeks long-term growth of capital through active trading of equity securities selected on the basis of growth criteria, issued by large-cap companies.

MID-CAP GROWTH PORTFOLIO seeks long-term growth of capital through active trading of equity securities selected on the basis of growth criteria, issued by mid-cap companies.

MULTI-CAP GROWTH PORTFOLIO (formerly Aggressive Growth Portfolio) seeks long-term growth of capital through active trading of equity securities selected on the basis of growth criteria, issued by companies of any market capitalization.

LARGE-CAP VALUE PORTFOLIO seeks long-term growth of capital through active trading of equity securities selected on the basis of value criteria, issued by large-cap companies.

VALUE PORTFOLIO seeks long-term growth of capital through active trading of equity securities selected on the basis of value criteria, issued by large-cap or mid-cap companies.

SMALL-CAP VALUE PORTFOLIO seeks long-term growth of capital through active trading of equity securities selected on the basis of value criteria, issued by small-cap companies.

FOCUSED GROWTH PORTFOLIO (formerly Focus Portfolio) seeks long-term growth of capital through active trading of equity securities selected on the basis of growth criteria, without regard to market capitalization.

FOCUSED TECHNET PORTFOLIO seeks long-term growth of capital through active trading of equity securities of companies that demonstrate the potential for long-term growth of capital and that the advisers believe will benefit significantly from technological advances or improvements, without regard to market capitalization.

FOCUSED GROWTH AND INCOME PORTFOLIO seeks long-term growth of capital and current income through active trading of equity securities selected to achieve a blend of growth companies, value companies and companies that the advisers believe have elements of growth and value, issued by large-cap companies. Each adviser may emphasize either a growth orientation or a value orientation at any particular time.

FOCUSED VALUE PORTFOLIO seeks long-term growth of capital through active trading of equity securities selected on the basis of value criteria, without regard to market capitalization.

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NOTES TO FINANCIAL STATEMENTS -- OCTOBER 31, 2001 -- (CONTINUED)

INTERNATIONAL EQUITY PORTFOLIO seeks long-term growth of capital through active trading of equity securities and other securities with equity characteristics of non-U.S. issuers located in at least three countries other than the U.S. and selected without regard to market capitalization at the time of purchase.

Each Portfolio offers multiple classes of shares. The classes within each Portfolio are presented in the Statement of Assets and Liabilities. The cost structure for each class is as follows:

Class A shares--           Offered at net asset value per share plus an initial sales charge. Any purchases of Class A shares in excess of
                           $1,000,000 will be subject to a contingent deferred sales
                           charge on redemptions made within one year of purchase.
Class B shares--           Offered at net asset value per share without an initial
                           sales charge, although a declining contingent deferred sales charge may be imposed on redemptions made within six years of purchase. Class B shares will convert automatically to
                           Class A shares on the first business day of the month after eight years from the issuance of such shares and at such
                           time will be subject to the lower distribution fee
                           applicable to Class A shares.
Class II shares--          Offered at net asset value per share plus an initial sales charge. Certain redemptions made within the first eighteen months of the date of purchase are subject to a contingent deferred sales charge.
Class Z shares--           Offered at net asset value per share exclusively for sale to employees participating in the SunAmerica profit sharing and retirement plan.

Each class of shares bears the same voting, dividend, liquidation and other rights and conditions. Class A, Class B and Class II shares each make distribution and account maintenance and service fee payments under the distribution plans pursuant to Rule 12b-1 under the Investment Company Act of 1940 (the "Act"), except that Class B and Class II shares are subject to higher distribution fee rates. There are no distribution or service fee payments applicable to Class Z. Effective December 1, 2000, the sales of Class C shares in the Focused Growth and Focused TechNet portfolios were suspended and the existing Class C shares of each of the portfolios were re-designated into Class II shares. As of January 1, 2001, Class Z shares of the International Equity Portfolio are no longer being offered for sale.

NOTE 2. SIGNIFICANT ACCOUNTING POLICIES

The preparation of financial statements in accordance with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from these estimates. The following is a summary of the significant accounting policies followed by the Portfolios in the preparation of their financial statements:

SECURITY VALUATIONS: Securities that are actively traded in the over-the-counter market, including listed securities for which the primary market is believed by the Adviser to be over-the-counter, are valued at the quoted bid price provided by principal market makers. Securities listed on the New York Stock Exchange ("NYSE") or other national securities exchanges, are valued on the basis of the last sale price on the exchange on which they are primarily traded. If there is no sale on that day, then securities are valued at the closing bid price on the NYSE or other primary exchange for that day. However, if the last sale price on the NYSE is different than the last sale price on any other exchange, the NYSE price is used. Securities that are traded on foreign exchanges are ordinarily valued at the last quoted sales price available before the time when the assets are valued. If a security's price is available from more than one foreign exchange, a Portfolio uses the exchange that is the primary market for the security. Values of

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NOTES TO FINANCIAL STATEMENTS -- OCTOBER 31, 2001 -- (CONTINUED)

portfolio securities primarily traded on foreign exchanges are already translated into U.S. dollars when received from a quotation service. Options traded on national securities exchanges are valued as of the close of the exchange on which they are traded. Futures and options traded on commodities exchanges are valued at their last sale price as of the close of such exchange. The Portfolios may make use of a pricing service in the determination of their net asset values. Securities for which market quotations are not readily available and other assets are valued at fair value as determined pursuant to procedures adopted in good faith by the Directors. Short-term investments which mature in less than 60 days are valued at amortized cost, if their original maturity was 60 days or less, or by amortizing their value on the 61st day prior to maturity, if their original term to maturity exceeded 60 days.

REPURCHASE AGREEMENTS: The Portfolios, along with other affiliated registered investment companies, may transfer uninvested cash balances into a single joint account, the daily aggregate balance of which is invested in one or more repurchase agreements collateralized by U.S. Treasury or federal agency obligations. The Portfolios' custodian takes possession of the collateral pledged for investments in such repurchase agreements. The underlying collateral is valued daily on a mark to market basis to ensure that the value, at the time the agreement is entered into, is equal to at least 102% of the repurchase price, including accrued interest. In the event of default of the obligation to repurchase, a Portfolio has the right to liquidate the collateral and apply the proceeds in satisfaction of the obligation. If the seller defaults and the value of the collateral declines or if bankruptcy proceedings are commenced with respect to the seller of the security, realization of the collateral by the Portfolio may be delayed or limited.

Pursuant to exemptive relief granted by the Securities and Exchange Commission, the Portfolios are permitted to participate in joint repurchase agreement transactions with other affiliated mutual funds.

As of October 31, 2001, the Large-Cap Growth Portfolio, the Multi-Cap Growth Portfolio, the Focused TechNet Portfolio, and the Focused Growth and Income Portfolio had a 0.4%, 2.6%, 2.5%, and 2.1% undivided interest, respectively, which represented $730,000, $4,875,000, $4,734,000, and $3,974,000,
respectively, in principal amount in a joint repurchase agreement with State Street Bank and Trust Co. As of such date the repurchase agreement in the joint account and the collateral therefore were as follows:

State Street Bank and Trust Co. Repurchase Agreement, 2.45% dated 10/31/01, in the principal amount of $190,846,000 repurchase price $190,858,988 due 11/01/01, collateralized by $196,135,000 U.S. Treasury Notes 1.91% due 03/14/02, approximate aggregate value $194,663,988.

As of October 31, 2001, the Focused TechNet Portfolio had a 1.3% undivided interest which represented $4,000,000 in principal amount in a joint repurchase agreement with UBS Warburg, Inc. As of such date the repurchase agreement in the joint account and the collateral therefore were as follows:

UBS Warburg, Inc. Repurchase Agreement, 2.57% dated 10/31/01, in the principal amount of $300,000,000 repurchase price $300,021,417 due 11/01/01, collateralized by $50,000,000 U.S. Treasury Notes 7.25% due 05/15/16, $100,000,000 U.S. Treasury Bonds 8.50% due 02/15/20, $50,000,000 U.S. Treasury
Bonds 8.75% due 05/15/20, and $21,353,000 U.S. Treasury Bonds 7.25% due
08/15/22, approximate aggregate value $306,001,766.

                                       71
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NOTES TO FINANCIAL STATEMENTS -- OCTOBER 31, 2001 -- (CONTINUED)

As of October 31, 2001, the Large-Cap Value Portfolio had a 0.1% undivided interest which represented $180,000 in principal amount in a joint repurchase agreement with BNP Paribas, Inc. As of such date the repurchase agreement in the joint account and the collateral therefore were as follows:

BNP Paribas, Inc. Repurchase Agreement, 2.57% dated 10/31/01, in the principal amount of $148,030,000 repurchase price $148,040,568 due 11/01/01, collateralized by $75,000,000 U.S. Treasury Notes 7.25% due 05/15/04, $13,066,000 U.S. Treasury Bonds 7.13% due 02/15/23, and $35,461,000 U.S.
Treasury Bonds 8.00% due 11/15/21, approximate aggregate value $151,001,132.

SECURITIES TRANSACTIONS, INVESTMENT INCOME, EXPENSES, DIVIDENDS AND DISTRIBUTIONS TO SHAREHOLDERS: As customary in the mutual fund industry, securities transactions are recorded on a trade date basis. Realized gains and losses on sales of investments are calculated on the identified cost basis. Interest income is recorded on the accrual basis; dividend income is recorded on the ex-dividend date. Portfolios investing in foreign securities may be subject to taxes imposed by countries in which they invest. Such taxes are generally based on either income or gains earned or repatriated. The Portfolios accrue such taxes when the related income is earned. The Portfolios amortize premiums and accrue discounts including original issue discounts for both book and federal income tax purposes.

Net investment income, other than class specific expenses, and realized and unrealized gains and losses, is allocated daily to each class of shares based upon the relative net asset value of outstanding shares of each class of shares at the beginning of the day (after adjusting for the current capital shares activity of the respective class).

Expenses common to all Portfolios, not directly related to individual Portfolios, are allocated among the Portfolios based upon their relative net asset value or other appropriate methods.

The Portfolios issue and redeem their shares, invest in securities and distribute dividends from net investment income and net realized gains which are paid in cash or are reinvested at the discretion of the shareholders. These activities are reported in the Statement of Changes in Net Assets.

Dividends from net investment income and capital gain distributions, if any, are paid annually. The Portfolios record dividends and distributions to their shareholders on the ex-dividend date. The amount of dividends and distributions from net investment income and net realized capital gains are determined and presented in accordance with federal income tax regulations, which may differ from generally accepted accounting principles. These "book/tax" differences are either considered temporary or permanent in nature. To the extent these differences are permanent in nature, such amounts are reclassified within the capital accounts based on their federal tax-basis treatment; temporary differences do not require reclassification. Net investment income/loss, net realized gain/loss, and net assets are not affected.

                                       72
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NOTES TO FINANCIAL STATEMENTS -- OCTOBER 31, 2001 -- (CONTINUED)

For the year ended October 31, 2001, the following reclassifications arising from book/tax differences were primarily the result of reclassifications due to net operating losses.

                                                               ACCUMULATED     ACCUMULATED
                                                              UNDISTRIBUTED   UNDISTRIBUTED        PAID
                                                              NET REALIZED    NET INVESTMENT        IN
                                                                GAIN/LOSS      INCOME/LOSS       CAPITAL
                                                              -------------   --------------   ------------
Large-Cap Growth Portfolio..................................   $    98,820     $ 1,398,653     $ (1,497,473)
Mid-Cap Growth Portfolio....................................        18,049       2,448,033       (2,466,082)
Multi-Cap Growth Portfolio..................................       439,824       3,848,514       (4,288,338)
Large-Cap Value Portfolio...................................         7,770         605,478         (613,248)
Value Portfolio.............................................        26,686         (26,746)              60
Small-Cap Value Portfolio...................................      (472,759)        473,008             (249)
Focused Growth Portfolio....................................         9,997      17,972,914      (17,982,911)
Focused TechNet Portfolio...................................      (301,626)      2,127,462       (1,825,836)
Focused Growth and Income Portfolio.........................         6,430       1,452,169       (1,458,599)
Focused Value Portfolio.....................................    (1,273,366)      1,273,366               --
International Equity Portfolio..............................       (35,476)        952,627         (917,151)

FOREIGN CURRENCY TRANSLATION: The books and records of the Fund are maintained in U.S. dollars. Assets and liabilities denominated in foreign currencies and commitments under forward foreign currency contracts are translated into U.S. dollars at the mean of the quoted bid and ask prices of such currencies against the U.S. dollar.

The Fund does not isolate that portion of the results of operations arising as a result of changes in the foreign exchange rates from the changes in the market prices of securities held at fiscal year-end. Similarly, the Fund does not isolate the effect of changes in foreign exchange rates from the changes in the market prices of portfolio securities sold during the year.

Realized foreign exchange gains and losses on other assets and liabilities and change in unrealized foreign exchange gains and losses on other assets and liabilities include foreign exchange gains and losses from currency gains or losses between the trade and settlement dates of securities transactions, the difference between the amounts of interest, dividends and foreign withholding taxes recorded on a Portfolio's books and the U.S. dollar equivalent amounts actually received or paid and changes in the unrealized foreign exchange gains and losses relating to other assets and liabilities arising as a result of changes in the exchange rate.

FORWARD FOREIGN CURRENCY CONTRACTS: Certain portfolios may enter into forward foreign currency contracts ("forward contracts") to attempt to protect securities and related receivables and payables against changes in future foreign exchange rates or to enhance return. A forward contract is an agreement between two parties to buy or sell currency at a set price on a future date. The market value of the contract will fluctuate with changes in currency exchange rates. The contract is marked to market daily using the forward rate and the change in market value is recorded by the Portfolio as unrealized gain or loss. On settlement date, the Portfolio records realized foreign exchange gains or losses when the contract is closed equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed. Risks may arise upon entering into these contracts from the potential inability of counterparties to meet the terms of their contracts and from unanticipated movements in the value of a foreign currency relative to the U.S. dollar. Forward contracts involve elements of risk in excess of the amounts reflected in the Statement of Assets and Liabilities. The Fund bears the risk of an unfavorable change in the foreign exchange rate underlying the forward contract.

FUTURES CONTRACTS: A futures contract is an agreement between two parties to buy and sell a financial instrument at a set price on a future date. Upon entering into such a contract the Portfolios are required to pledge to the broker an

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NOTES TO FINANCIAL STATEMENTS -- OCTOBER 31, 2001 -- (CONTINUED)

amount of cash or U.S. government securities equal to the minimum "initial margin" requirements of the exchange on which the futures contract is traded. The Portfolios' activities in futures contracts are for hedging purposes and are conducted through regulated exchanges which do not result in counterparty credit risks. A Portfolio's participation in the futures markets involves certain risks, including imperfect correlation between movements in the price of futures contracts and movements in the price of the securities hedged or used for cover. Pursuant to a contract the Portfolios agree to receive from or pay to the broker an amount of cash equal to the daily fluctuation in value of the contract. Such receipts or payments are known as "variation margin" and are recorded by the Portfolios as unrealized appreciation or depreciation. Futures contracts involve elements of risk in excess of the amount reflected in the Statement of Assets and Liabilities. When a contract is closed, the Portfolios record a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed.

OPTIONS: An option is a contract conveying a right to buy or sell a financial instrument at a specified price during a stipulated period. The premium paid by a Portfolio for the purchase of a call or a put option is included in the Portfolio's Statement of Assets and Liabilities as an investment and subsequently marked to market to reflect the current market value of the option. When a Portfolio writes a call or a put option, an amount equal to the premium received by the Portfolio is included in the Portfolio's Statement of Assets and Liabilities as a liability and is subsequently marked to market to reflect the current market value of the option written. If an option which the Portfolio has written either expires on its stipulated expiration date, or if the Portfolio enters into a closing purchase transaction, the Portfolio realizes a gain (or loss if the cost of a closing purchase transaction exceeds the premium received when the option was written) without regard to any unrealized gain or loss on the underlying security, and the liability related to such option is extinguished. If a call option which the Portfolio has written is exercised, the Portfolio realizes a capital gain or loss from the sale of the underlying security and the proceeds from such sale are increased by the premium originally received. If a put option which the Portfolio has written is exercised, the amount of the premium originally received reduces the cost basis of the security which the Portfolio purchased upon exercise of the option.

For the year ended October 31, 2001, transactions in written option contracts were as follows:

                                                               INTERNATIONAL EQUITY
                                                                     PORTFOLIO
                                                              -----------------------
                                                               CONTRACTS     AMOUNT
                                                              -----------   ---------
Written option contracts as of 10/31/00.....................      --        $  --
Options written during the period...........................  (19,032,574)   (227,254)
Written options closed during the period....................    2,682,574      38,734
Written options expired during the period...................   16,350,000      --
Net realized gain on written options closed.................      --          188,520
                                                              -----------   ---------
Written option contracts as of 10/31/01.....................      --        $  --
                                                              ===========   =========

ORGANIZATIONAL EXPENSES: Expenses incurred by SunAmerica in connection with the organization of each Portfolio, excluding the Focused TechNet and Focused Value Portfolios are being amortized on a straight line basis over a period not to exceed 60 months from the date the Portfolio commenced operations. Effective June 30, 1998, any organizational expenses will be expensed as incurred.

NOTE 3. INVESTMENT ADVISORY AND MANAGEMENT AGREEMENT, DISTRIBUTION AGREEMENT AND SERVICES AGREEMENT

The Fund, on behalf of each Portfolio, has entered into an Investment Advisory and Management Agreement (the "Agreement") with SunAmerica. Under the Agreement, SunAmerica provides continuous supervision of the respective Portfolios and administers their corporate affairs, subject to general review by the Board of Directors (the

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                                                  [SUNAMERICA MUTUAL FUNDS LOGO]

NOTES TO FINANCIAL STATEMENTS -- OCTOBER 31, 2001 -- (CONTINUED)

"Directors"). In connection therewith, SunAmerica furnishes the Fund with office facilities, maintains certain of the Fund's books and records, and pays for the salaries and expenses of all personnel, including officers of the Fund who are employees of SunAmerica and its affiliates. The annual rate of the investment advisory and management fee payable by each Portfolio to SunAmerica as full compensation for services and facilities furnished to the Fund is as follows:
1.00% of the average daily net assets of the Large-Cap Growth, Mid-Cap Growth, Multi-Cap Growth, Large-Cap Value, Value, Small-Cap Value, Focused Growth and Income and Focused Value Portfolios, respectively; .85% of the average daily net assets of the Focused Growth Portfolio; 1.25% of the average daily net assets of the Focused TechNet Portfolio; and 1.10% of the average daily net assets of the International Equity Portfolio.

The organizations described below act as Advisers to the Fund pursuant to Subadvisory Agreements with SunAmerica. Under the Subadvisory Agreements, the Advisers manage the investment and reinvestment of the assets of the respective Portfolios for which they are responsible. Each of the following Advisers is independent of SunAmerica (with the exception of the Large-Cap Growth, Mid-Cap Growth, Multi-Cap Growth, Focused TechNet, Focused Growth and Income and International Equity Portfolios for which SunAmerica acts as an Adviser) and discharges its responsibilities subject to the policies of the Directors and the oversight and supervision of SunAmerica, which pays the Advisers' fees.

Effective June 1, 2001 JP Morgan Fleming Asset Management assumed the role of Subadvisor for the Value Portfolio from Neuberger & Berman LLC. Effective September 1, 2001 Harris Associates LP was added as a Subadvisor for the Focused Growth and Income Portfolio and SunAmerica assumed the role of Advisor for the International Equity Portfolio from T. Rowe Price International, Inc. and Deutsche Asset Management, Inc.

Large-Cap Growth Portfolio
      Janus Capital Corporation ("Janus")
      Jennison Associates LLC ("Jennison")
      SunAmerica

Mid-Cap Growth Portfolio
      Miller Anderson & Sherrerd LLP ("MAS")
      SunAmerica
      T. Rowe Price Associates, Inc. ("T. Rowe Price")

Multi-Cap Growth Portfolio
      Janus
      SunAmerica
      Warburg Pincus Funds (part of
      Credit Suisse Asset Management)

Large-Cap Value Portfolio
      Thornburg Investment Management
      ("Thornburg")
      Davis Selected Advisers LP ("Davis")
      Wellington Management Company LLP

Value Portfolio
      Davis
      J.P. Morgan Fleming Asset Management
      American Century Investment Management, Inc.
      ("American Century")

Small-Cap Value Portfolio
      Berger LLC
      Lazard Asset Management ("Lazard")
      Third Avenue Advisers ("Third Avenue")

Focused Growth Portfolio
      Fred Alger Management, Inc. ("Alger")
      Jennison
      Marsico Capital Management LLC ("Marsico")

Focused TechNet Portfolio
      Dresdner RCM Global Investors LLC
      SunAmerica
      Van Wagoner Capital Management

Focused Growth and Income Portfolio
      Marsico
      SunAmerica
      Harris Associates LP

Focused Value Portfolio
      American Century
      Third Avenue
      Thornburg

International Equity Portfolio
      SunAmerica

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NOTES TO FINANCIAL STATEMENTS -- OCTOBER 31, 2001 -- (CONTINUED)

Each Adviser is paid monthly by SunAmerica a fee equal to a percentage of the average daily net assets of the Portfolio allocated to the Adviser. For the year ended October 31, 2001, SunAmerica paid the Advisers for each Portfolio the following, expressed as an annual percentage of the average daily net assets of each Portfolio: Large-Cap Growth Portfolio, .30%; Mid-Cap Growth Portfolio,
 .37%; Multi-Cap Growth Portfolio, .35%; Large-Cap Value Portfolio, .43%; Value Portfolio, .49%; Small-Cap Value Portfolio, .54%; Focused Growth Portfolio,
 .40%; Focused TechNet Portfolio, .45%; Focused Growth and Income Portfolio, .24%; Focused Value Portfolio, .49%; and International Equity Portfolio, .61%.
SunAmerica has agreed to waive fees or reimburse expenses, if necessary, to keep annual operating expenses at or below the following percentages of each Portfolio's average net assets: Large-Cap Growth Portfolio, Mid-Cap Growth Portfolio, Multi-Cap Growth Portfolio, Large-Cap Value Portfolio, Value Portfolio, and Small-Cap Value Portfolio 1.78% for Class A shares and 2.43% for Class B shares and Class II shares, respectively. Multi-Cap Growth Portfolio, Large-Cap Value Portfolio, Value Portfolio, and Small-Cap Value Portfolio 1.21% for Class Z shares. Focused TechNet Portfolio 1.97% for Class A shares, 2.62% for Class B, and Class II shares and 1.40% for Class Z shares. Focused Growth and Income Portfolio 1.45% for Class A shares, 2.10% for Class B and Class II shares and 0.88% for Class Z shares. Focused Value Portfolio 1.55% for Class A shares and 2.20% for Class B and Class II shares. International Equity Portfolio 2.03% for Class A shares and 2.68% for Class B and Class II shares. SunAmerica also may waive or reimburse additional amounts to increase the investment return to a Portfolio's investors. Further, any waivers or reimbursements made by SunAmerica with respect to a Portfolio are subject to recoupment from that Portfolio within the following two years, provided that the Portfolio is able to effect such payment to SunAmerica and remain in compliance with the foregoing expense limitations.

At October 31, 2001, expenses previously waived or reimbursed by SunAmerica that are subject to recoupment are as follows:

                                       MANAGEMENT
                                          FEES
                                       REIMBURSED
                                       ----------
Large-Cap Growth.....................   $     --
Mid-Cap Growth.......................         --
Multi-Cap Growth.....................         --
Large-Cap Value......................     60,581
Value................................         --
Small-Cap Value......................     93,850
                                       MANAGEMENT
                                          FEES
                                       REIMBURSED
                                       ----------
Focused TechNet......................   $189,296
Focused Growth and Income............    495,167
Focused Value........................    170,749
International Equity.................         --

                                          OTHER
                                         EXPENSES
                                        REIMBURSED
                                        ----------
Large-Cap Growth A....................   $ 17,030
Large-Cap Growth B....................     27,935
Large-Cap Growth II...................      2,516
Mid-Cap Growth A......................     22,023
Mid-Cap Growth B......................     36,420
Mid-Cap Growth II.....................     26,754
Multi-Cap Growth A....................     85,138
Multi-Cap Growth B....................     75,210
Multi-Cap Growth II...................     40,981
Multi-Cap Growth Z....................     55,903
Large-Cap Value A.....................     40,311
Large-Cap Value B.....................     40,628
Large-Cap Value II....................     46,554
Large-Cap Value Z.....................     57,441
Value A...............................     54,381
Value B...............................     66,480
Value II..............................     23,874
Value Z...............................     55,875
Small-Cap Value A.....................     36,054
Small-Cap Value B.....................     35,750
Small-Cap Value II....................     39,046
Small-Cap Value Z.....................     54,473
                                          OTHER
                                         EXPENSES
                                        REIMBURSED
                                        ----------
Focused TechNet A.....................   $114,823
Focused TechNet B.....................     79,694
Focused TechNet II....................    102,803
Focused TechNet Z.....................     40,233
Focused Growth and Income A...........    200,439
Focused Growth and Income B...........    253,736
Focused Growth and Income II..........    199,659
Focused Growth and Income Z...........     40,741
Focused Value A.......................    251,491
Focused Value B.......................    291,995
Focused Value II......................    360,016
International Equity A................     34,649
International Equity B................     54,738
International Equity II...............     42,693

                                                  [SUNAMERICA MUTUAL FUNDS LOGO]

For the year ended October 31, 2001, the amounts repaid to the Adviser which are included in the management fee are as follows:

                                                               AMOUNT
                                                              RECOUPED
                                                              --------
Large-Cap Growth A..........................................  $   607
Large-Cap Growth B..........................................    2,792
Large-Cap Growth II.........................................    2,477
Mid-Cap Growth A............................................   13,654
Mid-Cap Growth B............................................   24,353
Mid-Cap Growth II...........................................    2,861
Multi-Cap Growth A..........................................   19,081
Multi-Cap Growth B..........................................   44,021
Multi-Cap Growth II.........................................    5,556
Value A.....................................................   17,630
Value B.....................................................   27,254
Value II....................................................      200
International Equity A......................................    3,337
International Equity B......................................    1,577
International Equity II.....................................      514

The Fund, on behalf of each Portfolio, has entered into a Distribution Agreement with SunAmerica Capital Services, Inc. ("SACS" or the "Distributor"), an indirect wholly-owned subsidiary of SunAmerica Inc. Each Portfolio has adopted a Distribution Plan (the "Plan") in accordance with the provisions of Rule 12b-1 under the Act. Rule 12b-1 under the Act permits an investment company directly or indirectly to pay expenses associated with the distribution of its shares ("distribution expenses") in accordance with a plan adopted by the investment company's Board of Directors. Pursuant to such rule, the Directors and the shareholders of each class of shares of each Portfolio have adopted Distribution Plans hereinafter referred to as the "Class A Plan", "Class B Plan", and
"Class II Plan". In adopting the Distribution Plans, the Directors determined that there was a reasonable likelihood that each such Plan would benefit the Fund and the shareholders of the respective class. The sales charge and distribution fees of a particular class will not be used to subsidize the sale of shares of any other class.

Under the Class A Plan, Class B Plan, and Class II Plan, the Distributor receives payments from a Portfolio at an annual rate of up to 0.10%, 0.75% and 0.75%, respectively, of average daily net assets of such Portfolio's Class to compensate the Distributor and certain securities firms for providing sales and promotional activities for distributing that class of shares. The distribution costs for which the Distributor may be reimbursed out of such distribution fees include fees paid to broker-dealers that have sold Fund shares, commissions and other expenses such as those incurred for sales literature, prospectus printing and distribution and compensation to wholesalers. It is possible that in any given year the amount paid to the distributor under each Class' Plan may exceed the Distributor's distribution costs as described above. The Distribution Plans provide that each class of shares of each Portfolio may also pay the Distributor an account maintenance and service fee up to an annual rate of 0.25% of the aggregate average daily net assets of such class of shares for payments to broker-dealers for providing continuing account maintenance. Accordingly, for the year ended October 31, 2001, SACS received fees (see Statement of Operations) based upon the aforementioned rates.

[SUNAMERICA MUTUAL FUNDS LOGO]

SACS receives sales charges on each Portfolio's Class A and Class II shares, portions of which are reallowed to affiliated broker-dealers and non-affiliated broker-dealers. SACS also receives the proceeds of contingent deferred sales charges paid by investors in connection with certain redemptions of each Portfolio's Class A, Class B and Class II shares. SACS has advised the Portfolios that for the year ended October 31, 2001 the proceeds received from sales (and paid out to affiliated and non-affiliated broker-dealers) and redemptions are as follows:

                                                                   CLASS A                                  CLASS B
                                       ---------------------------------------------------------------   -------------
                                                                                          CONTINGENT      CONTINGENT
                                                         AFFILIATED     NON-AFFILIATED     DEFERRED        DEFERRED
                                       SALES CHARGES   BROKER-DEALERS   BROKER-DEALERS   SALES CHARGES   SALES CHARGES
                                       -------------   --------------   --------------   -------------   -------------
Large-Cap Growth Portfolio..........    $  147,476        $ 65,715        $   57,198        $    --       $  109,327
Mid-Cap Growth Portfolio............       190,306          83,089            78,012             --          139,992
Multi-Cap Growth Portfolio..........       569,418         323,961           165,331             --          297,042
Large-Cap Value Portfolio...........       176,947          86,557            61,611             --           85,931
Value Portfolio.....................       279,710          91,463           148,233             --          157,567
Small-Cap Value Portfolio...........       247,619          86,092           125,881             --           78,959
Focused Growth Portfolio............     3,833,863         952,792         2,386,599         13,569        1,818,340
Focused TechNet Portfolio...........     1,443,701         272,505           984,099             --          207,383
Focused Growth & Income Portfolio...       529,499         182,286           272,501             --          220,987
Focused Value Portfolio.............     3,371,056         869,087         2,053,822             --          483,204
International Equity Portfolio......        92,886          41,588            34,580             --           90,028

                                                                          CLASS II
                                               ---------------------------------------------------------------
                                                                                                  CONTINGENT
                                                                 AFFILIATED     NON-AFFILIATED     DEFERRED
                                               SALES CHARGES   BROKER-DEALERS   BROKER-DEALERS   SALES CHARGES
                                               -------------   --------------   --------------   -------------
Large-Cap Growth Portfolio...................   $   63,324        $ 17,830        $   45,494       $ 13,235
Mid-Cap Growth Portfolio.....................       44,078          18,633            25,445         10,978
Multi-Cap Growth Portfolio...................       73,518          30,329            43,189         22,469
Large-Cap Value Portfolio....................       96,404          22,778            73,626         12,112
Value Portfolio..............................       47,516          16,472            31,044          6,328
Small-Cap Value Portfolio....................       95,918          20,240            75,678          7,644
Focused Growth Portfolio.....................    1,414,563         253,960         1,160,603        522,799
Focused TechNet Portfolio....................      248,977          53,689           195,288         68,098
Focused Growth & Income Portfolio............      120,370          53,296            67,074         43,702
Focused Value Portfolio......................    1,152,899         232,478           920,421         92,196
International Equity Portfolio...............       48,240          17,899            30,341         34,602

                                                  [SUNAMERICA MUTUAL FUNDS LOGO]

The Fund, on behalf of each Portfolio, has entered into a Service Agreement with SunAmerica Fund Services, Inc. ("SAFS"), an indirect wholly-owned subsidiary of SunAmerica Inc. Under the Service Agreement, SAFS performs certain shareholder account functions by assisting the Portfolios' transfer agent in connection with the services that it offers to the shareholders of the Portfolios. The Service Agreement, which permits the Portfolios to compensate SAFS for services rendered based upon an annual rate of 0.22% of average daily net assets, is approved annually by the Directors. For the year ended October 31, 2001 the Portfolios incurred the following expenses, which are included in transfer agent fees in the Statement of Operations, to compensate SAFS pursuant to the terms of the Service Agreement.

                                                                                               PAYABLE AT
                                                             EXPENSE                        OCTOBER 31, 2001
                                               -----------------------------------   -------------------------------
                                                CLASS A     CLASS B      CLASS II    CLASS A    CLASS B    CLASS II
                                               ---------   ----------   ----------   --------   --------   ---------
Large-Cap Growth Portfolio...................  $ 60,239    $   99,383   $   56,926   $ 3,933    $ 6,422    $  3,867
Mid-Cap Growth Portfolio.....................    98,767       160,537       50,712     6,213     10,237       3,254
Multi-Cap Growth Portfolio...................   244,293       345,564      108,743    14,759     21,534       6,546
Large-Cap Value Portfolio....................    53,316        85,554       56,609     4,498      7,080       4,775
Value Portfolio..............................   115,990       178,029       38,808     9,687     14,750       3,408
Small-Cap Value Portfolio....................    59,485        68,053       43,942     5,443      6,771       4,663
Focused Growth Portfolio.....................   738,407     1,207,462    1,443,459    54,077     90,016     103,527
Focused TechNet Portfolio....................   113,417        84,892      107,329     5,183      3,876       4,992
Focused Growth and Income Portfolio..........   111,916       156,237      132,647     7,484     11,222       9,467
Focused Value Portfolio......................   209,311       256,822      338,758    25,063     34,853      39,551
International Equity Portfolio...............    78,866        84,136       38,323     5,188      5,168       2,537

NOTE 4. PURCHASES AND SALES OF INVESTMENT SECURITIES

The cost of purchases and proceeds from sales and maturities of long-term investments during the year ended October 31, 2001 were as follows:

                               LARGE-CAP       MID-CAP GROWTH   MULTI-CAP GROWTH   LARGE-CAP VALUE       VALUE       SMALL-CAP VALUE
                            GROWTH PORTFOLIO     PORTFOLIO         PORTFOLIO          PORTFOLIO        PORTFOLIO        PORTFOLIO
                            ----------------   --------------   ----------------   ---------------   -------------   ---------------
Purchases (excluding U.S.
 government securities)...    $83,205,280       $224,981,640      $495,170,387       $78,038,966     $216,737,639      $77,803,346
Sales (excluding U.S.
 government securities)...     84,312,440        235,642,890       514,685,274        53,065,264      204,148,654       46,707,984

                                                              FOCUSED GROWTH
                           FOCUSED GROWTH   FOCUSED TECHNET     AND INCOME     FOCUSED VALUE     INTERNATIONAL
                             PORTFOLIO         PORTFOLIO        PORTFOLIO        PORTFOLIO      EQUITY PORTFOLIO
                           --------------   ---------------   --------------   --------------   ----------------
Purchases (excluding U.S.
 government
 securities).............  $2,651,627,448     $569,887,494     $340,213,663    $1,209,776,591     $235,060,015
Sales (excluding U.S.
 government
 securities).............   2,555,858,743      510,486,848      333,935,765       822,093,250      247,670,943

[SUNAMERICA MUTUAL FUNDS LOGO]

NOTE 5. TRANSACTIONS WITH AFFILIATES

The following Portfolios incurred brokerage commissions with affiliated brokers:

                                                     SMALL-CAP     FOCUSED    FOCUSED GROWTH    FOCUSED     INTERNATIONAL
                                          VALUE        VALUE       GROWTH       AND INCOME       VALUE         EQUITY
                                        PORTFOLIO    PORTFOLIO    PORTFOLIO     PORTFOLIO      PORTFOLIO      PORTFOLIO
                                        ---------   -----------   ---------   --------------   ----------   -------------
Banc of America Securities, Inc.......   $   --       $    --     $173,197       $    --        $     --       $    --
Bankers Trust Co......................       --            --           --            --              --           850
Deutsche Bank AG......................       --            --           --            --              --        17,002
Deutsche Morgan Grenfell..............       --            --           --            --              --         1,642
Fred Alger & Co., Inc.................       --            --      775,595            --              --            --
J.P. Morgan Securities, Inc...........    2,544            --           --            --          41,884            --
M.J. Whitman..........................       --        53,189           --            --         421,143            --
Montgomery Securities, Inc............       --            --          185        35,714              --            --

As disclosed in the investment portfolio, certain Portfolios own securities issued by American International Group, Inc. ("AIG") or an affiliate thereof. On August 29, 2001, American General Corporation merged with American International Groups, Inc. ("AIG"), and American General bacame a wholly owned subsidiary of the AIG. For the year ended October 31, 2001, the Fund recorded realized gains/losses and income on security transactions of AIG and subsidiaries of AIG as follows:

                                                                                  REALIZED
                                                        SECURITY                  GAIN/LOSS    INCOME
                                         ---------------------------------------  ---------   --------
Large-Cap Growth Portfolio               American International Group, Inc.       $ 212,660   $ 2,859
Mid-Cap Growth Portfolio                 Crown Castle International Corp.           (70,992)       --
Large-Cap Value Portfolio                American General Corp.                      18,097     6,948
Large-Cap Value Portfolio                American International Group, Inc.         107,130       215
Large-Cap Value Portfolio                TransAtlantic Holdings, Inc.                    --     2,965
Value Portfolio                          American International Group, Inc.         279,627       954
Value Portfolio                          TransAtlantic Holdings, Inc.                48,494     4,462
Small-Cap Value Portfolio                IPC Holdings Ltd.                           11,838        --

During the year ended October 31, 2001 the Mid-Cap Growth Portfolio invested in the T. Rowe Price Reserve Investment Fund, an open-end management investment company managed by T. Rowe Price Associates, Inc. The fund pays no investment management fees and was utilized as a cash management option. Distributions from the fund totaled $78,014 and are reflected as interest income in the accompanying Statement of Operations.

                                                  [SUNAMERICA MUTUAL FUNDS LOGO]

NOTE 6. FEDERAL INCOME TAXES

The Portfolios intend to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and distribute all of their taxable income, including any net realized gain on investments, to their shareholders. Therefore, no federal tax provisions are required.

The amounts of aggregate unrealized gain (loss) and the cost of investment securities for book purposes, including short-term securities and repurchase agreements, were as follows:

                       LARGE-CAP GROWTH   MID-CAP GROWTH   MULTI-CAP GROWTH   LARGE-CAP VALUE       VALUE       SMALL-CAP VALUE
                          PORTFOLIO         PORTFOLIO         PORTFOLIO          PORTFOLIO        PORTFOLIO        PORTFOLIO
                       ----------------   --------------   ----------------   ---------------   -------------   ---------------
Cost.................    $ 87,943,866      $113,894,016      $245,003,409       $91,571,130     $153,315,193      $95,010,543
                         ============      ============      ============       ===========     ============      ===========
Appreciation.........    $  3,068,652      $  9,449,896      $ 16,152,587       $ 4,501,092     $  7,031,400      $ 7,822,298
Depreciation.........     (15,752,300)      (18,398,424)      (33,812,279)       (9,576,812)     (12,198,995)      (8,604,462)
                         ------------      ------------      ------------       -----------     ------------      -----------
Net unrealized
 appreciation
 (depreciation)......    $(12,683,648)     $ (8,948,528)     $(17,659,692)      $(5,075,720)    $ (5,167,595)     $  (782,164)
                         ============      ============      ============       ===========     ============      ===========

                                                                 FOCUSED GROWTH
                              FOCUSED GROWTH   FOCUSED TECHNET     AND INCOME     FOCUSED VALUE    INTERNATIONAL
                                PORTFOLIO         PORTFOLIO        PORTFOLIO        PORTFOLIO     EQUITY PORTFOLIO
                              --------------   ---------------   --------------   -------------   ----------------
Cost........................  $1,388,068,223    $ 95,289,041      $151,656,923    $555,007,114      $66,751,678
                              ==============    ============      ============    ============      ===========
Appreciation................  $   15,271,180    $  2,940,807      $  6,201,082    $ 14,191,114      $ 1,025,355
Depreciation................     (89,256,513)    (22,174,387)      (10,296,662)    (26,843,433)      (5,832,685)
                              --------------    ------------      ------------    ------------      -----------
Net unrealized appreciation
 (depreciation).............  $  (73,985,333)   $(19,233,580)     $ (4,095,580)   $(12,652,319)     $(4,807,330)
                              ==============    ============      ============    ============      ===========

At October 31, 2001 Large-Cap Growth Portfolio, Mid-Cap Growth Portfolio, Multi-Cap Growth Portfolio, Large-Cap Value Portfolio, Focused Growth Portfolio, Focused TechNet Portfolio, Focused Growth and Income Portfolio and International Equity portfolio had capital loss a carryforwards of $17,055,735, $39,105,194, $87,198,254, $180,140, $437,497,017, $185,754,449, $54,561,148, and $24,223,622,
respectively, which were available to the extent provided in regulations and which will expire 2009.

Small-Cap Value Portfolio utilized capital loss carryforwards of $34,178 to offset net taxable gains realized and recognized in the year ended October 31, 2001.

[SUNAMERICA MUTUAL FUNDS LOGO]

NOTE 7. OPEN FORWARD CURRENCY CONTRACTS

At October 31, 2001, the Value and International Equity Portfolios held forward foreign currency exchange contracts ("forward contracts") in order to hedge against changes in future foreign exchange rates and enhance return. Forward contracts involve elements of market risk in excess of the amount reflected in the Statement of Assets and Liabilities. The Portfolio bears the risk of an unfavorable change in the foreign exchange rate underlying the forward contracts. The Value and International Equity Portfolios held the following forward foreign currency contracts at October 31, 2001.

                                VALUE PORTFOLIO

                                              GROSS
   CONTRACT           IN        DELIVERY    UNREALIZED
  TO DELIVER     EXCHANGE FOR     DATE     APPRECIATION
---------------  -------------  --------   ------------
EUR      65,711  USD   59,323   11/30/01       $287
EUR      74,999  USD   67,678   11/30/01        298
EUR      46,022  USD   41,548   11/30/01        201
                                               ----
                                               $786
                                               ----

                                              GROSS
    CONTRACT           IN       DELIVERY    UNREALIZED
   TO DELIVER     EXCHANGE FOR    DATE     DEPRECIATION
----------------  ------------  --------   ------------
GBP      120,235  USD  174,298  11/30/01       $(84)
                                               ----
Net Unrealized Appreciation.............       $702
                                               ====

                         INTERNATIONAL EQUITY PORTFOLIO

                                                  GROSS
    CONTRACT             IN         DELIVERY    UNREALIZED
   TO DELIVER       EXCHANGE FOR      DATE     APPRECIATION
----------------  ----------------  --------   ------------
*JPY 169,000,000  USD    1,407,993  1/07/02       $23,111
*USD   1,381,566  JPY  169,000,000  1/07/02         3,317
                                                  -------
Net Unrealized Appreciation.................      $26,428
                                                  =======

----------------

* Represents fully offsetting forward foreign currency contracts that to the extent they are offset do not have additional market risk but have counerparty risk.

EUR - Euro             JPY - Japanese Yen
GBP - Pound Sterling   USD - United States Dollar

                                                  [SUNAMERICA MUTUAL FUNDS LOGO]

NOTE 8. CAPITAL SHARE TRANSACTIONS

Transactions in shares of each class of each series were as follows:

                                        LARGE-CAP GROWTH PORTFOLIO
                           -----------------------------------------------------
                                                  CLASS A
                           -----------------------------------------------------
                              FOR THE YEAR ENDED          FOR THE YEAR ENDED
                               OCTOBER 31, 2001            OCTOBER 31, 2000
                           -------------------------   -------------------------
                             SHARES        AMOUNT        SHARES        AMOUNT
                           ----------   ------------   ----------   ------------
Shares sold..............     688,084   $  9,863,351    2,804,568   $ 59,379,497
Reinvested dividends.....     183,760      2,975,077       42,096        809,498
Shares redeemed..........    (772,040)   (10,723,365)  (2,584,228)   (54,679,854)
                           ----------   ------------   ----------   ------------
Net increase.............      99,804   $  2,115,063      262,436   $  5,509,141
                           ==========   ============   ==========   ============

                                        LARGE-CAP GROWTH PORTFOLIO
                           ----------------------------------------------------
                                                 CLASS B
                           ----------------------------------------------------
                              FOR THE YEAR ENDED         FOR THE YEAR ENDED
                               OCTOBER 31, 2001           OCTOBER 31, 2000
                           ------------------------   -------------------------
                            SHARES        AMOUNT        SHARES        AMOUNT
                           ---------   ------------   ----------   ------------
Shares sold..............    716,474   $  9,787,145      704,144   $ 14,272,142
Reinvested dividends.....    307,434      4,860,532       72,124      1,366,039
Shares redeemed..........   (881,969)   (11,538,253)    (572,227)   (11,573,383)
                           ---------   ------------   ----------   ------------
Net increase.............    141,939   $  3,109,424      204,041   $  4,064,798
                           =========   ============   ==========   ============

                                                              -----------------------------------------------------
                                                                                    CLASS II
                                                              -----------------------------------------------------
                                                                 FOR THE YEAR ENDED          FOR THE YEAR ENDED
                                                                  OCTOBER 31, 2001            OCTOBER 31, 2000
                                                              -------------------------   -------------------------
                                                                SHARES        AMOUNT        SHARES        AMOUNT
                                                              ----------   ------------   ----------   ------------
Shares sold.................................................     663,034   $  9,129,607      841,576   $ 17,099,316
Reinvested dividends........................................     169,722      2,683,307       28,191        533,653
Shares redeemed.............................................    (561,844)    (7,688,390)    (224,662)    (4,522,031)
                                                              ----------   ------------   ----------   ------------
Net increase................................................     270,912   $  4,124,524      645,105   $ 13,110,938
                                                              ==========   ============   ==========   ============

                                         MID-CAP GROWTH PORTFOLIO
                           -----------------------------------------------------
                                                  CLASS A
                           -----------------------------------------------------
                              FOR THE YEAR ENDED          FOR THE YEAR ENDED
                               OCTOBER 31, 2001            OCTOBER 31, 2000
                           -------------------------   -------------------------
                             SHARES        AMOUNT        SHARES        AMOUNT
                           ----------   ------------   ----------   ------------
Shares sold..............   5,670,912   $ 85,924,782    3,942,691   $ 85,479,859
Reinvested dividends.....     792,038     11,769,684      242,595      4,397,870
Shares redeemed..........  (5,928,998)   (88,878,762)  (3,644,967)   (78,982,006)
                           ----------   ------------   ----------   ------------
Net increase.............     533,952   $  8,815,704      540,319   $ 10,895,723
                           ==========   ============   ==========   ============

                                         MID-CAP GROWTH PORTFOLIO
                           ----------------------------------------------------
                                                 CLASS B
                           ----------------------------------------------------
                              FOR THE YEAR ENDED          FOR THE YEAR ENDED
                               OCTOBER 31, 2001            OCTOBER 31, 2000
                           -------------------------   ------------------------
                             SHARES        AMOUNT       SHARES        AMOUNT
                           ----------   ------------   ---------   ------------
Shares sold..............   1,019,361   $ 13,966,814   1,038,210   $ 22,123,768
Reinvested dividends.....   1,310,123     18,747,699     417,359      7,395,601
Shares redeemed..........  (1,417,182)   (17,455,070)   (845,515)   (17,852,401)
                           ----------   ------------   ---------   ------------
Net increase.............     912,302   $ 15,259,443     610,054   $ 11,666,968
                           ==========   ============   =========   ============

                                                              -----------------------------------------------------
                                                                                    CLASS II
                                                              -----------------------------------------------------
                                                                 FOR THE YEAR ENDED          FOR THE YEAR ENDED
                                                                  OCTOBER 31, 2001            OCTOBER 31, 2000
                                                              -------------------------   -------------------------
                                                                SHARES        AMOUNT        SHARES        AMOUNT
                                                              ----------   ------------   ----------   ------------
Shares sold.................................................     544,582   $  7,489,882    1,286,559   $ 27,322,308
Reinvested dividends........................................     394,992      5,660,241       70,909      1,257,930
Shares redeemed.............................................    (711,851)    (9,950,417)    (589,861)   (12,651,626)
                                                              ----------   ------------   ----------   ------------
Net increase................................................     227,723   $  3,199,706      767,607   $ 15,928,612
                                                              ==========   ============   ==========   ============

[SUNAMERICA MUTUAL FUNDS LOGO]

                                        MULTI-CAP GROWTH PORTFOLIO
                          ------------------------------------------------------
                                                 CLASS A
                          ------------------------------------------------------
                              FOR THE YEAR ENDED          FOR THE YEAR ENDED
                               OCTOBER 31, 2001            OCTOBER 31, 2000
                          --------------------------   -------------------------
                            SHARES        AMOUNT         SHARES        AMOUNT
                          ----------   -------------   ----------   ------------
Shares sold.............   4,305,315   $ 91,581,505     5,545,038   $182,577,264
Reinvested dividends....     974,185     21,919,220       357,444     10,308,675
Shares redeemed.........  (5,277,069)  (109,696,197)   (4,529,052)  (147,881,704)
                          ----------   ------------    ----------   ------------
Net increase............       2,431   $  3,804,528     1,373,430   $ 45,004,235
                          ==========   ============    ==========   ============

                                       MULTI-CAP GROWTH PORTFOLIO
                          -----------------------------------------------------
                                                 CLASS B
                          -----------------------------------------------------
                             FOR THE YEAR ENDED          FOR THE YEAR ENDED
                              OCTOBER 31, 2001            OCTOBER 31, 2000
                          -------------------------   -------------------------
                            SHARES        AMOUNT        SHARES        AMOUNT
                          ----------   ------------   ----------   ------------
Shares sold.............   1,246,272   $ 24,674,915    2,303,977   $ 75,001,611
Reinvested dividends....   1,500,020     32,543,379      575,071     16,205,493
Shares redeemed.........  (1,963,628)   (35,449,107)  (1.174.949)   (38,191,105)
                          ----------   ------------   ----------   ------------
Net increase............     782,664   $ 21,769,187    1,704,099   $ 53,015,999
                          ==========   ============   ==========   ============

                           --------------------------------------------------------------------------------
                                                 CLASS II                                  CLASS Z
                           -----------------------------------------------------   ------------------------
                              FOR THE YEAR ENDED          FOR THE YEAR ENDED          FOR THE YEAR ENDED
                               OCTOBER 31, 2001            OCTOBER 31, 2000            OCTOBER 31, 2001
                           -------------------------   -------------------------   ------------------------
                             SHARES        AMOUNT        SHARES        AMOUNT       SHARES        AMOUNT
                           ----------   ------------   ----------   ------------   ---------   ------------
Shares sold..............     652,968   $ 13,043,497    2,105,072   $ 69,292,822      59,004   $  1,290,630
Reinvested dividends.....     471,279     10,226,742       98,653      2,779,056      22,318        512,871
Shares redeemed..........  (1,057,629)   (19,907,792)    (846,194)   (27,683,232)    (70,435)    (1,453,889)
                           ----------   ------------   ----------   ------------   ---------   ------------
Net increase.............      66,618   $  3,362,447    1,357,531   $ 44,388,646      10,887   $    349,612
                           ==========   ============   ==========   ============   =========   ============

                           -------------------------
                                    CLASS Z
                           -------------------------
                              FOR THE YEAR ENDED
                               OCTOBER 31, 2000
                           -------------------------
                             SHARES        AMOUNT
                           ----------   ------------
Shares sold..............      95,589   $  3,429,275
Reinvested dividends.....       2,769         80,760
Shares redeemed..........     (19,894)      (742,594)
                           ----------   ------------
Net increase.............      78,464   $  2,767,441
                           ==========   ============

                                         LARGE-CAP VALUE PORTFOLIO
                           -----------------------------------------------------
                                                  CLASS A
                           -----------------------------------------------------
                              FOR THE YEAR ENDED          FOR THE YEAR ENDED
                               OCTOBER 31, 2001            OCTOBER 31, 2000
                           -------------------------   -------------------------
                             SHARES        AMOUNT        SHARES        AMOUNT
                           ----------   ------------   ----------   ------------
Shares sold..............   1,338,429   $ 20,030,192      556,939   $  8,129,946
Reinvested dividends.....      58,065        859,350       24,508        329,881
Shares redeemed..........    (845,257)   (12,495,547)    (477,580)    (6,819,039)
                           ----------   ------------   ----------   ------------
Net increase
 (decrease)..............     551,237   $  8,393,995      103,867   $  1,640,788
                           ==========   ============   ==========   ============

                                        LARGE-CAP VALUE PORTFOLIO
                           ----------------------------------------------------
                                                 CLASS B
                           ----------------------------------------------------
                              FOR THE YEAR ENDED         FOR THE YEAR ENDED
                               OCTOBER 31, 2001           OCTOBER 31, 2000
                           ------------------------   -------------------------
                            SHARES        AMOUNT        SHARES        AMOUNT
                           ---------   ------------   ----------   ------------
Shares sold..............  1,317,473   $ 19,157,745      768,185   $ 10,929,493
Reinvested dividends.....     82,356      1,203,227       46,586        618,192
Shares redeemed..........   (744,638)   (10,539,724)    (861,484)   (11,982,165)
                           ---------   ------------   ----------   ------------
Net increase
 (decrease)..............    655,191   $  9,821,248      (46,713)  $   (434,480)
                           =========   ============   ==========   ============

                           --------------------------------------------------------------------------------
                                                 CLASS II                                  CLASS Z
                           -----------------------------------------------------   ------------------------
                              FOR THE YEAR ENDED          FOR THE YEAR ENDED          FOR THE YEAR ENDED
                               OCTOBER 31, 2001            OCTOBER 31, 2000            OCTOBER 31, 2001
                           -------------------------   -------------------------   ------------------------
                             SHARES        AMOUNT        SHARES        AMOUNT       SHARES        AMOUNT
                           ----------   ------------   ----------   ------------   ---------   ------------
Shares sold..............   1,197,542   $ 17,386,111      827,329   $ 11,862,060      49,186   $    746,353
Reinvested dividends.....      50,194        733,840       18,802        249,512       3,541         52,900
Shares redeemed..........    (581,309)    (8,269,541)    (334,155)    (4,681,716)    (30,013)      (457,258)
                           ----------   ------------   ----------   ------------   ---------   ------------
Net increase.............     666,427   $  9,850,410      511,976   $  7,429,856      22,714   $    341,995
                           ==========   ============   ==========   ============   =========   ============

                           -------------------------
                                    CLASS Z
                           -------------------------
                              FOR THE YEAR ENDED
                               OCTOBER 31, 2000
                           -------------------------
                             SHARES        AMOUNT
                           ----------   ------------
Shares sold..............      41,436   $    595,526
Reinvested dividends.....         388          5,291
Shares redeemed..........      (2,498)       (36,767)
                           ----------   ------------
Net increase.............      39,326   $    564,050
                           ==========   ============

                                                  [SUNAMERICA MUTUAL FUNDS LOGO]

                                                           VALUE PORTFOLIO
                           --------------------------------------------------------------------------------
                                                  CLASS A                                  CLASS B
                           -----------------------------------------------------   ------------------------
                              FOR THE YEAR ENDED          FOR THE YEAR ENDED          FOR THE YEAR ENDED
                               OCTOBER 31, 2001            OCTOBER 31, 2000            OCTOBER 31, 2001
                           -------------------------   -------------------------   ------------------------
                             SHARES        AMOUNT        SHARES        AMOUNT       SHARES        AMOUNT
                           ----------   ------------   ----------   ------------   ---------   ------------
Shares sold..............     903,263   $ 14,514,893    1,102,909   $ 18,735,808   1,183,573   $ 18,386,774
Reinvested dividends.....     338,856      5,296,316      154,190      2,470,123     511,432      7,753,273
Shares redeemed..........    (784,070)   (12,687,335)  (1,809,586)   (30,432,940)   (940,134)   (14,503,414)
                           ----------   ------------   ----------   ------------   ---------   ------------
Net increase
 (decrease)..............     458,049   $  7,123,874     (552,487)  $ (9,227,009)    754,871   $ 11,636,633
                           ==========   ============   ==========   ============   =========   ============

                                VALUE PORTFOLIO
                           -------------------------
                                    CLASS B
                           -------------------------
                              FOR THE YEAR ENDED
                               OCTOBER 31, 2000
                           -------------------------
                             SHARES        AMOUNT
                           ----------   ------------
Shares sold..............     603,050   $  9,938,468
Reinvested dividends.....     234,181      3,676,670
Shares redeemed..........  (2,018,900)   (32,978,283)
                           ----------   ------------
Net increase
 (decrease)..............  (1,181,669)  $(19,363,145)
                           ==========   ============

                           --------------------------------------------------------------------------------
                                                 CLASS II                                  CLASS Z
                           -----------------------------------------------------   ------------------------
                              FOR THE YEAR ENDED          FOR THE YEAR ENDED          FOR THE YEAR ENDED
                               OCTOBER 31, 2001            OCTOBER 31, 2000            OCTOBER 31, 2001
                           -------------------------   -------------------------   ------------------------
                             SHARES        AMOUNT        SHARES        AMOUNT       SHARES        AMOUNT
                           ----------   ------------   ----------   ------------   ---------   ------------
Shares sold..............     691,803   $ 10,819,058      381,927   $  6,341,806      20,466   $    338,788
Reinvested dividends.....      97,604      1,479,681       30,627        480,839       2,426         38,547
Shares redeemed..........    (413,227)    (6,373,003)    (351,968)    (5,785,937)    (10,949)      (182,576)
                           ----------   ------------   ----------   ------------   ---------   ------------
Net increase.............     376,180   $  5,925,736       60,586   $  1,036,708      11,943   $    194,759
                           ==========   ============   ==========   ============   =========   ============

                           -------------------------
                                    CLASS Z
                           -------------------------
                              FOR THE YEAR ENDED
                               OCTOBER 31, 2000
                           -------------------------
                             SHARES        AMOUNT
                           ----------   ------------
Shares sold..............      24,322   $    402,385
Reinvested dividends.....         209          3,372
Shares redeemed..........      (9,275)      (157,613)
                           ----------   ------------
Net increase.............      15,256   $    248,144
                           ==========   ============

                                         SMALL-CAP VALUE PORTFOLIO
                           -----------------------------------------------------
                                                  CLASS A
                           -----------------------------------------------------
                              FOR THE YEAR ENDED          FOR THE YEAR ENDED
                               OCTOBER 31, 2001            OCTOBER 31, 2000
                           -------------------------   -------------------------
                             SHARES        AMOUNT        SHARES        AMOUNT
                           ----------   ------------   ----------   ------------
Shares sold..............   3,715,284     57,180,514      568,851   $  7,368,683
Reinvested dividends               --             --           --             --
Shares redeemed..........  (3,035,569)   (45,312,938)    (656,697)    (8,296,523)
                           ----------   ------------   ----------   ------------
Net increase
 (decrease)..............  $  679,715   $ 11,867,576      (87,846)  $   (927,840)
                           ==========   ============   ==========   ============

                                        SMALL-CAP VALUE PORTFOLIO
                           ----------------------------------------------------
                                                 CLASS B
                           ----------------------------------------------------
                              FOR THE YEAR ENDED         FOR THE YEAR ENDED
                               OCTOBER 31, 2001           OCTOBER 31, 2000
                           ------------------------   -------------------------
                            SHARES        AMOUNT        SHARES        AMOUNT
                           ---------   ------------   ----------   ------------
Shares sold..............  1,218,960   $ 18,827,320      408,116   $  5,138,586
Reinvested dividends              --             --           --             --
Shares redeemed..........   (418,473)    (6,369,713)    (710,527)    (8,765,164)
                           ---------   ------------   ----------   ------------
Net increase
 (decrease)..............  $ 800,487   $ 12,457,607     (302,411)  $ (3,626,578)
                           =========   ============   ==========   ============

                           --------------------------------------------------------------------------------
                                                 CLASS II                                  CLASS Z
                           -----------------------------------------------------   ------------------------
                              FOR THE YEAR ENDED          FOR THE YEAR ENDED          FOR THE YEAR ENDED
                               OCTOBER 31, 2001            OCTOBER 31, 2000            OCTOBER 31, 2001
                           -------------------------   -------------------------   ------------------------
                             SHARES        AMOUNT        SHARES        AMOUNT       SHARES        AMOUNT
                           ----------   ------------   ----------   ------------   ---------   ------------
Shares sold..............   1,014,557   $ 15,660,668      487,782   $  6,134,037     146,875   $  2,440,302
Reinvested dividends               --             --           --             --          --             --
Shares redeemed..........    (213,639)    (3,250,832)    (220,774)    (2,740,732)    (73,152)    (1,140,143)
                           ----------   ------------   ----------   ------------   ---------   ------------
Net increase.............  $  800,918   $ 12,409,836      267,008   $  3,393,305   $  73,723   $  1,300,159
                           ==========   ============   ==========   ============   =========   ============

                           -------------------------
                                    CLASS Z
                           -------------------------
                              FOR THE YEAR ENDED
                               OCTOBER 31, 2000
                           -------------------------
                             SHARES        AMOUNT
                           ----------   ------------
Shares sold..............      25,521   $    321,270
Reinvested dividends               --             --
Shares redeemed..........      (3,377)       (42,612)
                           ----------   ------------
Net increase.............      22,144   $    278,658
                           ==========   ============

[SUNAMERICA MUTUAL FUNDS LOGO]

                                                                FOCUSED GROWTH PORTFOLIO
                                 ---------------------------------------------------------------------------------------
                                                         CLASS A                                      CLASS B
                                 --------------------------------------------------------   ----------------------------
                                     FOR THE YEAR ENDED           FOR THE YEAR ENDED             FOR THE YEAR ENDED
                                      OCTOBER 31, 2001             OCTOBER 31, 2000               OCTOBER 31, 2001
                                 --------------------------   ---------------------------   ----------------------------
                                   SHARES        AMOUNT         SHARES         AMOUNT          SHARES         AMOUNT
                                 ----------   -------------   -----------   -------------   ------------   -------------
Shares sold....................   8,748,771   $ 152,834,136    18,005,084   $ 426,827,712      9,542,362   $ 163,508,090
Reinvested dividends...........     512,453       9,953,898        39,548         862,514        810,676      15,475,803
Shares redeemed................  (8,508,792)   (145,803,741)   (8,171,245)   (193,676,077)    (7,429,382)   (123,002,959)
                                 ----------   -------------   -----------   -------------   ------------   -------------
Net increase...................     752,432   $  16,984,293   $ 9,873,387   $ 234,014,149      2,923,656   $  55,980,934
                                 ==========   =============   ===========   =============   ============   =============

                                  FOCUSED GROWTH PORTFOLIO
                                 ---------------------------
                                           CLASS B
                                 ---------------------------
                                     FOR THE YEAR ENDED
                                      OCTOBER 31, 2000
                                 ---------------------------
                                   SHARES         AMOUNT
                                 -----------   -------------
Shares sold....................   19,471,011   $457,788,336
Reinvested dividends...........       61,872      1,335,219
Shares redeemed................   (3,457,019)   (80,320,988)
                                 -----------   ------------
Net increase...................  $16,075,864   $378,802,567
                                 ===========   ============

                                 ---------------------------------------------------------------------------------------
                                                         CLASS C                                      CLASS II
                                 --------------------------------------------------------   ----------------------------
                                       FOR THE PERIOD               FOR THE PERIOD
                                      NOVEMBER 1, 2000               MAY 22, 2000*
                                          THROUGH                       THROUGH                  FOR THE YEAR ENDED
                                     DECEMBER 1, 2000#             OCTOBER 31, 2000               OCTOBER 31, 2001
                                 --------------------------   ---------------------------   ----------------------------
                                   SHARES        AMOUNT         SHARES         AMOUNT          SHARES         AMOUNT
                                 ----------   -------------   -----------   -------------   ------------   -------------
Shares sold....................      57,651   $   1,173,870       296,208   $   6,879,245      9,792,425   $ 169,829,680
Shares increased in connection
 with the re-designation of
 Class C shares................         N/A             N/A           N/A             N/A        344,794       7,863,826
Reinvested dividends...........          --              --            --              --      1,106,970      21,135,764
Shares decreased in connection
 with the re-designation of
 Class C shares................    (344,794)  $  (7,863,826)          N/A             N/A            N/A             N/A
Shares redeemed................      (5,514)       (110,767)       (3,551)        (78,522)   (10,654,853)   (178,412,933)
                                 ----------   -------------   -----------   -------------   ------------   -------------
Net increase (decrease)........  $ (292,657)  $  (6,800,723)  $   292,657   $   6,800,723   $    589,336   $  20,416,337
                                 ==========   =============   ===========   =============   ============   =============

                                 ---------------------------
                                          CLASS II
                                 ---------------------------

                                     FOR THE YEAR ENDED
                                      OCTOBER 31, 2000
                                 ---------------------------
                                   SHARES         AMOUNT
                                 -----------   -------------
Shares sold....................   26,885,898   $633,273,683
Shares increased in connection
 with the re-designation of
 Class C shares................          N/A            N/A
Reinvested dividends...........       67,304      1,452,430
Shares decreased in connection
 with the re-designation of
 Class C shares................          N/A            N/A
Shares redeemed................   (3,164,874)   (73,834,970)
                                 -----------   ------------
Net increase (decrease)........  $23,788,328   $560,891,143
                                 ===========   ============

                                                              --------------------------------------------------------
                                                                                      CLASS Z
                                                              --------------------------------------------------------
                                                                  FOR THE YEAR ENDED           FOR THE YEAR ENDED
                                                                   OCTOBER 31, 2001             OCTOBER 31, 2000
                                                              --------------------------   ---------------------------
                                                                SHARES        AMOUNT         SHARES         AMOUNT
                                                              ----------   -------------   -----------   -------------
Shares sold.................................................     191,966   $   3,315,540       572,575   $  13,739,145
Reinvested dividends........................................      16,607         324,838           699          15,284
Shares redeemed.............................................    (156,227)     (2,811,823)     (124,899)     (3,004,863)
                                                              ----------   -------------   -----------   -------------
Net increase................................................      52,346   $     828,555   $   448,375   $  10,749,566
                                                              ==========   =============   ===========   =============

--------------------

*   Inception of the class
#  Effective December 1, 2000 Class C shares were re-designated into Class II shares.
+   Commencement of Operations

                                                  [SUNAMERICA MUTUAL FUNDS LOGO]

                                                      FOCUSED TECHNET PORTFOLIO
                                       --------------------------------------------------------
                                                               CLASS A
                                       --------------------------------------------------------
                                                                          FOR THE PERIOD
                                                                           MAY 22, 2000+
                                           FOR THE YEAR ENDED                 THROUGH
                                            OCTOBER 31, 2001             OCTOBER 31, 2000
                                       --------------------------   ---------------------------
                                         SHARES         AMOUNT        SHARES         AMOUNT
                                       -----------   ------------   -----------   -------------
Shares sold..........................    4,923,161   $ 41,849,477     7,326,454   $110,309,780
Reinvested dividends.................           --             --            --             --
Shares redeemed......................   (3,513,600)   (25,446,944)   (1,568,216)   (22,836,318)
                                       -----------   ------------   -----------   ------------
Net increase.........................  $ 1,409,561   $ 16,402,533   $ 5,758,238   $ 87,473,462
                                       ===========   ============   ===========   ============

                                                     FOCUSED TECHNET PORTFOLIO
                                       -----------------------------------------------------
                                                              CLASS B
                                       -----------------------------------------------------
                                                                         FOR THE PERIOD
                                                                         MAY 22, 2000+
                                           FOR THE YEAR ENDED               THROUGH
                                            OCTOBER 31, 2001            OCTOBER 31, 2000
                                       --------------------------   ------------------------
                                         SHARES         AMOUNT        SHARES       AMOUNT
                                       -----------   ------------   ----------   -----------
Shares sold..........................    2,901,326   $ 24,515,002    4,931,194   $76,421,481
Reinvested dividends.................           --             --           --            --
Shares redeemed......................   (2,169,282)   (15,533,738)    (400,798)   (6,608,778)
                                       -----------   ------------   ----------   -----------
Net increase.........................  $   732,044   $  8,981,264   $4,530,396   $69,812,703
                                       ===========   ============   ==========   ===========

                                       -------------------------------------------------------------------------------------
                                                               CLASS C                                     CLASS II
                                       --------------------------------------------------------   --------------------------
                                             FOR THE PERIOD               FOR THE PERIOD
                                            NOVEMBER 1, 2000               MAY 22, 2000+
                                                THROUGH                       THROUGH                 FOR THE YEAR ENDED
                                           DECEMBER 1, 2000#             OCTOBER 31, 2000              OCTOBER 31, 2001
                                       --------------------------   ---------------------------   --------------------------
                                         SHARES         AMOUNT        SHARES         AMOUNT         SHARES         AMOUNT
                                       -----------   ------------   -----------   -------------   -----------   ------------
Shares sold..........................         (194)  $      3,948        40,826   $    657,716      3,608,448   $ 31,424,888
Shares increased in connection with
 the re-designation of Class C
 shares..............................          N/A            N/A           N/A            N/A         39,414        644,887
Reinvested dividends.................           --             --            --             --            244          1,588
Shares decreased in connection with
 the re-designation of Class C
 shares..............................      (39,414)      (644,887)          N/A            N/A            N/A            N/A
Shares redeemed......................       (1,135)       (15,306)          (83)        (1,471)    (2,360,786)   (17,570,430)
                                       -----------   ------------   -----------   ------------    -----------   ------------
Net increase (decrease)..............  $   (40,743)  $   (656,245)  $    40,743   $    656,245    $ 1,287,320   $ 14,500,933
                                       ===========   ============   ===========   ============    ===========   ============

                                       ------------------------
                                               CLASS II
                                       ------------------------
                                            FOR THE PERIOD
                                            MAY 22, 2000+
                                               THROUGH
                                           OCTOBER 31, 2000
                                       ------------------------
                                         SHARES       AMOUNT
                                       ----------   -----------
Shares sold..........................   5,819,616   $90,242,786
Shares increased in connection with
 the re-designation of Class C
 shares..............................         N/A           N/A
Reinvested dividends.................          --            --
Shares decreased in connection with
 the re-designation of Class C
 shares..............................         N/A           N/A
Shares redeemed......................    (255,305)   (4,396,349)
                                       ----------   -----------
Net increase (decrease)..............  $5,564,311   $85,846,437
                                       ==========   ===========

                                                              --------------------------------------------------------
                                                                                      CLASS Z
                                                              --------------------------------------------------------
                                                                                                 FOR THE PERIOD
                                                                                                OCTOBER 3, 2000+
                                                                  FOR THE YEAR ENDED                 THROUGH
                                                                   OCTOBER 31, 2001             OCTOBER 31, 2000
                                                              --------------------------   ---------------------------
                                                                SHARES         AMOUNT        SHARES         AMOUNT
                                                              -----------   ------------   -----------   -------------
Shares sold.................................................      261,583   $  2,090,476        36,259   $    593,958
Reinvested dividends........................................           --             --            --             --
Shares redeemed.............................................     (138,213)    (1,102,622)           --             --
                                                              -----------   ------------   -----------   ------------
Net increase................................................  $   123,370   $    987,854        36,259   $    593,958
                                                              ===========   ============   ===========   ============

--------------------

*   Inception of the class
+   Commencement of Operations
#  Merged with Class II

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NOTES TO FINANCIAL STATEMENTS -- OCTOBER 31, 2001 -- (CONTINUED)

                                   FOCUSED GROWTH AND INCOME PORTFOLIO
                          ------------------------------------------------------
                                                 CLASS A
                          ------------------------------------------------------
                              FOR THE YEAR ENDED          FOR THE YEAR ENDED
                               OCTOBER 31, 2001            OCTOBER 31, 2000
                          --------------------------   -------------------------
                            SHARES        AMOUNT         SHARES        AMOUNT
                          ----------   -------------   ----------   ------------
Shares sold.............   1,376,684   $ 21,794,151     2,116,227   $ 43,520,419
Reinvested dividends....      78,288      1,354,235        91,821      1,747,359
Shares redeemed.........  (1,583,455)   (23,571,371)     (733,050)   (14,997,895)
                          ----------   ------------    ----------   ------------
Net increase
 (decrease).............    (128,483)  $   (422,985)    1,474,998   $ 30,269,883
                          ==========   ============    ==========   ============

                                   FOCUSED GROWTH AND INCOME PORTFOLIO
                          -----------------------------------------------------
                                                 CLASS B
                          -----------------------------------------------------
                              FOR THE YEAR ENDED          FOR THE YEAR ENDED
                               OCTOBER 31, 2001            OCTOBER 31, 2000
                          --------------------------   ------------------------
                            SHARES        AMOUNT        SHARES        AMOUNT
                          ----------   -------------   ---------   ------------
Shares sold.............   1,657,141   $ 25,443,701    2,524,895   $ 50,860,112
Reinvested dividends....     106,935      1,810,406      121,779      2,284,575
Shares redeemed.........  (1,357,260)   (20,152,600)    (626,635)   (12,724,654)
                          ----------   ------------    ---------   ------------
Net increase
 (decrease).............     406,816   $  7,101,507    2,020,039   $ 40,420,033
                          ==========   ============    =========   ============

                          -----------------------------------------------------------------------------------
                                                 CLASS II                                   CLASS Z
                          ------------------------------------------------------   --------------------------

                              FOR THE YEAR ENDED          FOR THE YEAR ENDED           FOR THE YEAR ENDED
                               OCTOBER 31, 2001            OCTOBER 31, 2000             OCTOBER 31, 2001
                          --------------------------   -------------------------   --------------------------
                            SHARES        AMOUNT         SHARES        AMOUNT        SHARES        AMOUNT
                          ----------   -------------   ----------   ------------   ----------   -------------
Shares sold.............   1,620,605   $ 25,458,310     2,977,189   $ 59,987,795      107,935   $  1,865,780
Reinvested dividends....      98,645      1,669,073        64,681      1,212,773        1,032         17,872
Shares redeemed.........  (1,333,781)   (19,861,316)     (313,196)    (6,383,718)     (78,377)    (1,323,213)
                          ----------   ------------    ----------   ------------   ----------   ------------
Net increase............     385,469   $  7,266,067     2,728,674   $ 54,816,850       30,590   $    560,439
                          ==========   ============    ==========   ============   ==========   ============

                          ------------------------
                                  CLASS Z
                          ------------------------
                               FOR THE PERIOD
                              OCTOBER 6, 2000*
                                  THROUGH
                              OCTOBER 31, 2000
                          ------------------------
                           SHARES        AMOUNT
                          ---------   ------------
Shares sold.............      7,584   $    152,790
Reinvested dividends....         --             --
Shares redeemed.........         --             --
                          ---------   ------------
Net increase............      7,584   $    152,790
                          =========   ============

                                                        FOCUSED VALUE PORTFOLIO
                          -----------------------------------------------------------------------------------
                                                 CLASS A                                    CLASS B
                          ------------------------------------------------------   --------------------------
                                                            FOR THE PERIOD
                                                           NOVEMBER 1, 1999+
                              FOR THE YEAR ENDED                THROUGH                FOR THE YEAR ENDED
                               OCTOBER 31, 2001            OCTOBER 31, 2000             OCTOBER 31, 2001
                          --------------------------   -------------------------   --------------------------
                            SHARES        AMOUNT         SHARES        AMOUNT        SHARES        AMOUNT
                          ----------   -------------   ----------   ------------   ----------   -------------
Shares sold.............   7,561,322   $131,977,823     5,249,740   $ 68,479,702   11,127,016   $193,085,278
Reinvested dividends....     113,001      1,847,562            --             --       97,386      1,581,556
Shares redeemed.........  (2,020,490)   (34,898,397)   (2,743,067)   (35,569,174)  (1,735,977)   (29,269,289)
                          ----------   ------------    ----------   ------------   ----------   ------------
Net increase............   5,653,833   $ 98,926,988     2,506,673   $ 32,910,528    9,488,425   $165,397,545
                          ==========   ============    ==========   ============   ==========   ============

                          FOCUSED VALUE PORTFOLIO
                          ------------------------
                                  CLASS B
                          ------------------------
                               FOR THE PERIOD
                             NOVEMBER 1, 1999+
                                  THROUGH
                              OCTOBER 31, 2000
                          ------------------------
                           SHARES        AMOUNT
                          ---------   ------------
Shares sold.............  2,358,269   $ 32,618,822
Reinvested dividends....         --             --
Shares redeemed.........   (290,502)    (4,053,127)
                          ---------   ------------
Net increase............  2,067,767   $ 28,565,695
                          =========   ============

                                                                                     CLASS II
                                                              ------------------------------------------------------
                                                                                                FOR THE PERIOD
                                                                                               NOVEMBER 1, 1999+
                                                                  FOR THE YEAR ENDED                THROUGH
                                                                   OCTOBER 31, 2001            OCTOBER 31, 2000
                                                              --------------------------   -------------------------
                                                                SHARES        AMOUNT         SHARES        AMOUNT
                                                              ----------   -------------   ----------   ------------
Shares sold.................................................   9,737,667   $168,752,030     5,059,920   $ 69,595,122
Reinvested dividends........................................     208,958      3,391,386            --             --
Shares redeemed.............................................  (1,548,188)   (26,183,888)     (512,566)    (7,030,051)
                                                              ----------   ------------    ----------   ------------
Net increase................................................   8,398,437   $145,959,528     4,547,354   $ 62,565,071
                                                              ==========   ============    ==========   ============

------------------

*   Inception of the class
+   Commencement of Operations

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NOTES TO FINANCIAL STATEMENTS -- OCTOBER 31, 2001 -- (CONTINUED)

                                    INTERNATIONAL EQUITY PORTFOLIO
                        -------------------------------------------------------
                                                CLASS A
                        -------------------------------------------------------
                            FOR THE YEAR ENDED           FOR THE YEAR ENDED
                             OCTOBER 31, 2001             OCTOBER 31, 2000
                        ---------------------------   -------------------------
                          SHARES         AMOUNT         SHARES        AMOUNT
                        -----------   -------------   ----------   ------------
Shares sold...........   49,794,994   $ 567,609,370    6,149,041   $ 96,185,547
Reinvested dividends..      240,533       3,066,855           --             --
Shares redeemed.......  (50,684,223)   (583,229,973)  (4,806,733)   (76,536,241)
                        -----------   -------------   ----------   ------------
Net increase
 (decrease)...........     (648,696)  $ (12,553,748)   1,342,308   $ 19,649,306
                        ===========   =============   ==========   ============

                                   INTERNATIONAL EQUITY PORTFOLIO
                        -----------------------------------------------------
                                               CLASS B
                        -----------------------------------------------------
                           FOR THE YEAR ENDED          FOR THE YEAR ENDED
                            OCTOBER 31, 2001            OCTOBER 31, 2000
                        -------------------------   -------------------------
                          SHARES        AMOUNT        SHARES        AMOUNT
                        ----------   ------------   ----------   ------------
Shares sold...........   1,104,700   $ 11,337,491    1,133,381   $ 18,369,928
Reinvested dividends..     275,789      3,430,710           --             --
Shares redeemed.......  (1,732,719)   (17,974,654)  (1,044,328)   (16,623,900)
                        ----------   ------------   ----------   ------------
Net increase
 (decrease)...........    (352,230)  $ (3,206,453)      89,053   $  1,746,028
                        ==========   ============   ==========   ============

                        -----------------------------------------------------------------------------------
                                               CLASS II                                    CLASS Z
                        -------------------------------------------------------   -------------------------
                                                                                       FOR THE PERIOD
                                                                                      NOVEMBER 1, 2000
                            FOR THE YEAR ENDED           FOR THE YEAR ENDED                THROUGH
                             OCTOBER 31, 2001             OCTOBER 31, 2000            JANUARY 1, 2001#
                        ---------------------------   -------------------------   -------------------------
                          SHARES         AMOUNT         SHARES        AMOUNT        SHARES        AMOUNT
                        -----------   -------------   ----------   ------------   ----------   ------------
Shares sold...........    4,344,907   $  48,536,719    1,949,230   $ 31,458,903        2,276   $     30,764
Reinvested dividends..      120,124       1,494,400           --             --        1,995         26,021
Shares redeemed.......   (4,400,387)    (49,212,916)  (1,339,455)   (21,658,923)     (26,969)      (347,119)
                        -----------   -------------   ----------   ------------   ----------   ------------
Net increase
 (decrease)...........       64,644   $     818,203      609,775   $  9,799,980      (22,698)  $   (290,334)
                        ===========   =============   ==========   ============   ==========   ============

                        -------------------------
                                 CLASS Z
                        -------------------------

                           FOR THE YEAR ENDED
                            OCTOBER 31, 2000
                        -------------------------
                          SHARES        AMOUNT
                        ----------   ------------
Shares sold...........      21,939   $    387,378
Reinvested dividends..          --             --
Shares redeemed.......      (1,439)       (23,968)
                        ----------   ------------
Net increase
 (decrease)...........      20,500   $    363,410
                        ==========   ============

------------------

#  As of January 1, 2001, Class Z shares are no longer being offered for sale.

NOTE 9. DIRECTORS' RETIREMENT PLAN

The Directors (and Trustees) of the SunAmerica Family of Mutual Funds have adopted the SunAmerica Disinterested Trustees' and Directors' Retirement Plan (the "Retirement Plan") effective January 1, 1993 for the unaffiliated Directors. The Retirement Plan provides generally that if a disinterested Director who has at least 10 years of consecutive service as a disinterested Director of any of the SunAmerica mutual funds (an "Eligible Director"), retires after reaching age 60 but before age 70, or dies while a Director, such person will be eligible to receive a retirement or death benefit from each SunAmerica mutual fund with respect to which he or she is an Eligible Director. As of each birthday, prior to the 70th birthday, but in no event for a period greater than 10 years, each Eligible Director will be credited with an amount equal to 50% of his or her regular fees (excluding committee fees) for services as a Disinterested Director of each SunAmerica mutual fund for the calendar year in which such birthday occurs. In addition, an amount equal to 8.5% of any amounts credited under the preceding clause during prior years, is added to each Eligible Director's account until such Eligible Director reaches his or her 70th birthday. An eligible director may receive any benefits payable under the Retirement Plan, at his or her election, either in one lump sum or in up to fifteen annual installments. Any undistributed amounts shall continue to accrue interest at 8.5%. As of October 31, 2001, Large-Cap Growth Portfolio, Mid-Cap Growth Portfolio, Multi-Cap Growth Portfolio, Large-Cap Value Portfolio, Value Portfolio, Small-Cap Value Portfolio, Focused Growth Portfolio, Focused TechNet Portfolio, Focused Growth and Income Portfolio, Focused Value Portfolio, and International Equity Portfolio had accrued $6,309, $11,129, $21,061, $4,613, $17,999, $4,267, $46,187, $2,994, $7,060, $3,582, and $11,578, respectively, for the Retirement Plan, which is included in accrued expenses on the Statement of Assets and Liabilities, and as of October 31, 2001 expensed $2,041, $2,962, $6,921, $1,467, $2,817, $1,114, $28,477, $2,994, $3,553, $3,060, and $1,991,
respectively, for the Retirement Plan, which is included in Directors' fees and expenses on the Statement of Operations.

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NOTES TO FINANCIAL STATEMENTS -- OCTOBER 31, 2001 -- (CONTINUED)

NOTE 10. COMMITMENTS AND CONTINGENCIES

The SunAmerica Family of Mutual Funds has established committed and uncommitted lines of credit with State Street Bank and Trust Company, the Funds' custodian. Interest is currently payable at the Federal Funds Rate plus 50 basis points on the committed line and Federal Funds Rate plus 100 basis points on the uncommitted line of credit. There is also a commitment fee of 8 basis points per annum for the daily unused portion of the $50,000,000 committed line of credit which is included in miscellaneous expenses on the Statement of Operations. Borrowings under the line of credit will commence when the Fund's cash shortfall exceeds $100,000. During the year ended October 31, 2001, the Large-Cap Growth, Mid-Cap Growth, Small-Cap Value, Focused Growth, Focused TechNet and International Equity Portfolios had borrowings outstanding under the line of credit for 14 days, 8 days, 4 days, 4 days, 4 days and 48 days, respectively, and incurred $82, $1,002, $380, $998, $280 and $24,186, respectively in interest charges related to these borrowings. The Large-Cap Growth, Mid-Cap Growth, Small-Cap Value, Focused Growth, Focused TechNet and International Equity Portfolio's average amount of debt under the line of credit for the days utilized was $86,680, $1,481,427, $929,738, $2,013,718, $564,306 and $3,052,367
at a weighted average interest of 2.49%, 3.07%, 3.69%, 2.51%, 2.51% and 5.21%, respectively. At October 31, 2001, the Mid-Cap Growth and International Equity Portfolios had $1,585,999 and $281,515, in outstanding borrowings at an interest rate of 3.19%, respectively.

NOTE 11. SUBSEQUENT EVENTS

On August 23, 2001 and August 2, 2001, the Board of Directors of the SunAmerica Style Select Series, Inc., and the Board of Trustees of the North American Funds approved agreements and plans for reorganization (the "Reorganization"), respectively. Pursuant to the Reorganization, on November 16, 2001, the SunAmerica Style Select Value Portfolio (to be renamed "Style Select Multi-Cap Value Portfolio") and Small-Cap Growth Portfolio, a newly created portfolio of the Style Select Series, ("Acquiring Funds" or individually the Fund) acquired all of the assets and assumed all of the liabilities, in a tax free reorganization, of the North American Mid-Cap Value and Small-Cap Growth Funds, ("Acquired Funds") respectively. In addition, the Style Select International Equity Portfolio was reorganized into the SunAmerica International Equity Fund (a newly created Portfolio of the SunAmerica Equity Funds). As of November 16, 2001, shares of the SunAmerica Style Select International Equity Portfolio are no longer offered. On November 7, 2001, the Reorganization was approved by the shareholders of the Acquired Funds; and the Acquiring Funds commenced operations on November 19, 2001.

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REPORT OF INDEPENDENT ACCOUNTANTS

TO THE BOARD OF DIRECTORS AND SHAREHOLDERS OF STYLE SELECT SERIES, INC.

In our opinion, the accompanying statement of assets and liabilities, including the portfolios of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Large-Cap Growth Portfolio, Mid-Cap Growth Portfolio, Multi-Cap Growth Portfolio (formerly Aggressive Growth Portfolio), Large-Cap Value Portfolio, Value Portfolio, Small-Cap Value Portfolio, Focused Growth Portfolio (formerly Focus Portfolio), Focused TechNet Portfolio, Focused Growth and Income Portfolio, Focused Value Portfolio and International Equity Portfolio (constituting the eleven portfolios of Style Select Series, Inc., hereafter referred to as the "Fund") at October 31, 2001, the results of each of their operations for the year ended, the changes in each of their net assets for each of the two years in the period then ended and the financial highlights for each of the periods indicated, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fund's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with auditing standards generally accepted in the United States of America, which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at October 31, 2001 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP

New York, New York
December 14, 2001

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SHAREHOLDER TAX INFORMATION -- (UNAUDITED)
Certain tax information regarding the Style Select Series, Inc. is required to be provided to shareholders based upon each Portfolio's income and distributions for the taxable year ended October 31, 2001. The information and distributions reported herein may differ from the information and distributions taxable to the shareholders for the calendar year ending December 31, 2001. The information necessary to complete your income tax returns will be included with your Form 1099-DIV which will be sent to you under a separate cover in January 2002.

During the year ended October 31, 2001 the Portfolio's paid the following dividends per share:

                                                              NET LONG-TERM
                                                              CAPITAL GAINS
                                                              -------------
Large-Cap Growth Portfolio..................................   $10,180,000
Mid-Cap Growth..............................................    14,830,000
Multi-Cap Growth............................................    43,624,986
Large-Cap Value Portfolio...................................     2,394,985
Value Portfolio.............................................    13,245,000
Small-Cap Value Portfolio...................................            --
Focused Growth Portfolio....................................    51,735,000
Focused TechNet Portfolio...................................            --
Focused Growth and Income Portfolio.........................     3,216,000
Focused Value Portfolio.....................................            --
International Equity Portfolio..............................     8,080,000

For the year ended October 31, 2001, 31.98%, 1.06%, 1.31%, 98.92%, 77.79%,
24.93%, and 12.00% of the dividends paid from ordinary income by Large-Cap Growth, Mid-Cap Growth, Multi-Cap Growth, Large-Cap Value, Value, Focused Growth and Income and Focused Value, respectively, qualified for the 70% dividends received deductions for corporations.

The International Equity Portfolio makes an election under Internal Revenue Code 853 to pass through foreign Taxes paid by the portfolio to its shareholders. The total amount of foreign taxes passed through to the shareholders for the fiscal year ended October 31, 2001 was 159,679. The gross foreign source income for information reporting 1,261,929.

                                                  [SUNAMERICA MUTUAL FUNDS LOGO]

COMPARISONS: PORTFOLIOS VS. THE INDEXES -- (UNAUDITED)

As required by the Securities and Exchange Commission, the following graphs compare the performance of a $10,000 investment in each Style Select Series, Inc. portfolio to the growth of a similar investment in an appropriate benchmark index. Please note, the graphs represent the performance of the largest class of shares. It is important to also note that the portfolios are professionally managed mutual funds, while the indices are unmanaged and, in any case, are not available for investment. The maximum sales charge for Class A is 5.75% of the public offering price. The maximum contingent deferred sales charges ("CDSC") for Class B, and Class II are 4% and 1%, respectively. Class B's CDSC is reduced to 0% after six years; Class II's CDSC is reduced to 0% after eighteen months. All classes bear ongoing 12b-1 distribution and service fees.

EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC

DOLLARS (THOUSANDS)

       RUSSELL 1000  MORNINGSTAR LARGE-CAP  LARGE-CAP GROWTH
          INDEX          GROWTH INDEX           CLASS B
10/97       $10,000                $10,000           $10,000
10/97        $9,630                 $9,629            $9,432
4/98        $11,852                $11,557           $11,184
10/98       $12,003                $11,308           $10,898
4/99        $15,275                $14,535           $13,218
10/99       $15,656                $15,525           $14,387
4/00        $17,179                $18,955           $17,036
10/00       $15,634                $18,168           $15,916
4/01        $11,502                $13,760           $12,588
10/01        $9,389                $10,962            $9,514

                                       CLASS A                             CLASS B                            CLASS II
                            CUMULATIVE                          CUMULATIVE                          CUMULATIVE
LARGE-CAP GROWTH           TRADITIONAL       SEC AVERAGE       TRADITIONAL       SEC AVERAGE       TRADITIONAL       SEC AVERAGE
PORTFOLIO                    RETURN+        ANNUAL RETURN        RETURN+        ANNUAL RETURN        RETURN+        ANNUAL RETURN
1 Year Return                     -38.77%           -42.28%           -39.16%           -41.89%           -39.16%           -40.32%
Since Inception*                   -0.49%            -1.57%            -3.17%            -1.22%            -3.16%            -1.05%

       + Traditional returns do not reflect sales load.
       * Inception date for Class A, Class B and Class II: 10/15/97

LARGE-CAP GROWTH PORTFOLIO

As you can see in the graph above, Class B shares of the Large-Cap Growth Portfolio closely tracked the Russell 1000 Index for the period from the Portfolio's inception in October 1997 through October 31, 2001. For the fiscal year ended October 31, 2001, all share classes of the Large-Cap Growth Portfolio outperformed the Russell 1000 Index -- a fact worth noting during a highly volatile period for the equity markets in general and for growth-related stocks in particular. Strong stock picking was the primary factor that contributed to this Portfolio's performance. Our managers maintained a focus on selecting highly recognizable Blue Chip companies with established track records. Looking ahead, they will continue to try to identify those large companies believed to have the greatest potential for above-average growth.

PAST PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS.

[SUNAMERICA MUTUAL FUNDS LOGO]

EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC

DOLLARS (THOUSANDS)

       RUSSELL MID-CAP  MORNINGSTAR MID-CAP  MID-CAP GROWTH
        GROWTH INDEX       GROWTH INDEX         CLASS B
11/96          $10,000              $10,000         $10,000
11/96          $10,168              $10,188         $10,072
4/97            $9,870               $9,404          $8,792
10/97          $11,966              $11,648         $10,904
4/98           $13,899              $13,386         $13,000
10/98          $12,257              $11,612         $11,536
4/99           $15,614              $14,983         $14,005
10/99          $16,874              $17,140         $14,873
4/00           $23,890              $23,909         $19,671
10/00          $23,399              $25,834         $20,130
4/01           $16,284              $19,806         $15,601
10/01          $12,601              $15,709         $12,148

                                       CLASS A                             CLASS B                            CLASS II
                            CUMULATIVE                          CUMULATIVE                          CUMULATIVE
                           TRADITIONAL       SEC AVERAGE       TRADITIONAL       SEC AVERAGE       TRADITIONAL       SEC AVERAGE
MID-CAP GROWTH PORTFOLIO     RETURN+        ANNUAL RETURN        RETURN+        ANNUAL RETURN        RETURN+        ANNUAL RETURN
1 Year Return                     -38.50%           -42.04%           -38.86%           -41.17%           -38.82%           -39.89%
Since Inception*                   26.98%             3.70%            23.07%             4.01%            29.14%             5.42%

       + Traditional returns do not reflect sales load.
       * Inception date for Class A and Class B: 11/19/96; Class II: 3/06/97

MID-CAP GROWTH PORTFOLIO

Mid-capitalization stocks outperformed their large-cap brethren for the annual period ended October 31, 2001. However, in contrast to recent years, growth stocks across all equity market capitalizations lagged value stocks, making the Portfolio's performance especially notable. All share classes of the Mid-Cap Growth Portfolio outperformed the Russell Mid-Cap Growth Index for the fiscal year. As you can see in the graph, the Portfolio's Class B shares closely tracked the Russell Mid-Cap Growth Index for the longer term. Remember, the Russell Index is an unmanaged index that does not incur fees and expenses, unlike an actively managed mutual fund. In the months ahead, mid-cap stocks continue to look particularly compelling given projected earnings growth rates and relative valuations.

PAST PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS.

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DOLLARS (THOUSANDS)

       RUSSELL 2500  MORNINGSTAR AGGRESSIVE  MULTI-CAP GROWTH
       GROWTH INDEX       GROWTH INDEX           CLASS B
11/96       $10,000                 $10,000           $10,000
11/96       $10,183                 $10,165           $10,104
4/97         $9,457                  $9,376            $9,984
10/97       $11,969                 $11,723           $12,640
4/98        $13,171                 $13,179           $14,564
10/98       $10,985                 $11,041           $13,130
4/99        $13,783                 $14,319           $19,215
10/99       $15,094                 $16,447           $20,642
4/00        $20,836                 $22,888           $28,567
10/00       $22,609                 $22,492           $27,237
4/01        $17,592                 $17,350           $20,588
10/01       $14,587                 $13,902           $15,670

                                       CLASS A                             CLASS B                            CLASS II
                            CUMULATIVE                          CUMULATIVE                          CUMULATIVE
MULTI-CAP GROWTH           TRADITIONAL       SEC AVERAGE       TRADITIONAL       SEC AVERAGE       TRADITIONAL       SEC AVERAGE
PORTFOLIO                    RETURN+        ANNUAL RETURN        RETURN+        ANNUAL RETURN        RETURN+        ANNUAL RETURN
1 Year Return                     -41.40%           -44.77%           -41.73%           -44.10%           -41.77%           -42.83%
Since Inception*                   63.84%             9.18%            58.70%             9.50%            48.16%             8.57%

                                       CLASS Z
                            CUMULATIVE
MULTI-CAP GROWTH           TRADITIONAL       SEC AVERAGE
PORTFOLIO                    RETURN+        ANNUAL RETURN
1 Year Return                     -41.01%           -41.01%
Since Inception*                   13.57%             3.62%

       + Traditional returns do not reflect sales load.
       * Inception date for Class A and Class B: 11/19/96; Class II: 3/06/97; Class Z: 3/06/97

MULTI-CAP GROWTH PORTFOLIO

The Multi-Cap Growth Portfolio aggressively seeks companies that the managers believe are poised for long-term, sustainable growth. While these companies are generally small- and mid-sized, our managers have the flexibility to invest a small portion in larger stocks or to keep a stock in the Portfolio as it grows beyond the mid-cap market size. Due primarily to effective sector allocation and stock selection, all share classes of the Multi-Cap Growth Portfolio outperformed its Lipper category average for the twelve months ended
October 31, 2001. As you can see in the graph, the Portfolio's Class B shares outperformed its Morningstar objective average and the Russell 2500 Growth Index for the period since the Portfolio's inception. Our managers intend to continue their focus on identifying undiscovered investment opportunities with strong upside potential.

PAST PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS.

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DOLLARS (THOUSANDS)

       RUSSELL 1000  MORNINGSTAR LARGE-CAP  LARGE-CAP VALUE
          INDEX           VALUE INDEX           CLASS B
10/97       $10,000                $10,000          $10,000
10/97        $9,721                 $9,635           $9,488
4/98        $11,742                $11,241          $10,968
10/98       $11,162                $10,481          $10,011
4/99        $13,374                $12,292          $11,740
10/99       $12,985                $11,820          $11,168
4/00        $12,857                $12,071          $11,878
10/00       $13,702                $12,714          $12,678
4/01        $13,627                $12,748          $12,708
10/01       $11,803                $11,187          $10,777

                                       CLASS A                             CLASS B                            CLASS II
                            CUMULATIVE                          CUMULATIVE                          CUMULATIVE
LARGE-CAP VALUE            TRADITIONAL       SEC AVERAGE       TRADITIONAL       SEC AVERAGE       TRADITIONAL       SEC AVERAGE
PORTFOLIO                    RETURN+        ANNUAL RETURN        RETURN+        ANNUAL RETURN        RETURN+        ANNUAL RETURN
1 Year Return                     -12.91%           -17.93%           -13.42%           -17.58%           -13.41%           -15.13%
Since Inception*                   12.70%             1.51%             9.77%             1.87%             9.85%             2.09%

                                       CLASS Z
                            CUMULATIVE
LARGE-CAP VALUE            TRADITIONAL       SEC AVERAGE
PORTFOLIO                    RETURN+        ANNUAL RETURN
1 Year Return                     -12.43%           -12.43%
Since Inception*                    3.77%             1.05%

       + Traditional returns do not reflect sales load.
       * Inception date for Class A, Class B and Class II: 10/15/97; Class Z:
       4/16/98

LARGE-CAP VALUE PORTFOLIO

For the twelve months ended October 31, 2001, all share classes of the Large-Cap Value Portfolio outperformed the Russell 1000 Index. During an annual period when value stocks generally outperformed growth stocks, the Portfolio managers stayed disciplined to their strategies. They each continued to seek stocks of large, healthy, well-managed, primarily recognizable Blue Chip companies that may be undergoing temporary setbacks in their stock prices but are expected to rebound back to their historical growth paths.

PAST PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS.

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DOLLARS (THOUSANDS)

       RUSSELL MID-CAP  MORNINGSTAR MID-CAP   VALUE
         VALUE INDEX        VALUE INDEX      CLASS B
11/96          $10,000              $10,000  $10,000
11/96          $10,147              $10,305  $10,232
4/97           $10,535              $10,674  $10,800
10/97          $12,649              $12,656  $12,800
4/98           $14,486              $14,494  $14,474
10/98          $12,399              $12,406  $12,298
4/99           $14,027              $14,174  $14,092
10/99          $13,107              $13,492  $13,710
4/00           $13,398              $14,460  $14,540
10/00          $14,661              $15,733  $14,078
4/01           $15,722              $17,077  $15,290
10/01          $14,110              $15,627  $14,117

                                           CLASS A                           CLASS B                          CLASS II
                                CUMULATIVE                        CUMULATIVE                        CUMULATIVE
                                TRADITIONAL      SEC AVERAGE      TRADITIONAL      SEC AVERAGE      TRADITIONAL      SEC AVERAGE
VALUE PORTFOLIO                   RETURN+       ANNUAL RETURN       RETURN+       ANNUAL RETURN       RETURN+       ANNUAL RETURN
1 Year Return                          -4.42%           -9.89%           -5.06%           -9.27%           -5.01%           -6.76%
Since Inception*                       47.79%            6.93%           43.17%            7.22%           31.98%            5.91%

                                           CLASS Z
                                CUMULATIVE
                                TRADITIONAL      SEC AVERAGE
VALUE PORTFOLIO                   RETURN+       ANNUAL RETURN
1 Year Return                          -3.86%           -3.86%
Since Inception*                        3.01%            0.83%

       + Traditional returns do not reflect sales load.
       * Inception date for Class A and Class B: 11/19/96; Class II: 3/06/97; Class Z: 4/03/98

VALUE PORTFOLIO

As you can see in the graph above, Class B shares of the Value Portfolio closely tracked the performance of the Russell Mid-Cap Value Index for the period from the Portfolio's inception in November 1996 through October 31, 2001. For the fiscal year ended October 31, 2001, all share classes of the Value Portfolio outperformed its Lipper and Morningstar category averages. Value- oriented investing's return to prominence, which started in April 2000 with the bursting of the technology bubble, continued strongly through 2001, year to date. Although this outperformance pared back somewhat in October, as growth stocks returned to favor, our managers remain committed to their disciplined, value investment strategies.

PAST PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS.

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DOLLARS (THOUSANDS)

       RUSSELL 2000  MORNINGSTAR SMALL-CAP  SMALL-CAP VALUE
       VALUE INDEX        VALUE INDEX           CLASS B
10/97      $10,000                 $10,000          $10,000
10/97       $9,728                  $9,698           $9,704
4/98       $11,072                 $10,810          $10,784
10/98       $8,980                  $8,449           $8,598
4/99        $9,444                  $8,964           $9,286
10/99       $9,111                  $8,853           $9,238
4/00        $9,859                  $9,866          $10,175
10/00      $10,687                 $10,637          $10,927
4/01       $11,921                 $12,060          $12,408
10/01      $11,045                 $11,629          $11,928

                                          CLASS A                CLASS B                CLASS II               CLASS Z
                                                 SEC                    SEC                    SEC                    SEC
                                    CUMULATIVE  AVERAGE    CUMULATIVE  AVERAGE    CUMULATIVE  AVERAGE    CUMULATIVE  AVERAGE
                                    TRADITIONAL ANNUAL     TRADITIONAL ANNUAL     TRADITIONAL ANNUAL     TRADITIONAL ANNUAL
SMALL-CAP VALUE PORTFOLIO           RETURN+     RETURN     RETURN+     RETURN     RETURN+     RETURN     RETURN+     RETURN
1 Year Return                        11.71%      5.28%      10.99%      5.99%      10.98%      8.87%      12.40%      12.40%
Since Inception*                     24.51%      4.04%      21.28%      4.46%      21.36%      4.64%      16.50%       4.36%

       + Traditional returns do not reflect sales load.
       * Inception date for Class A, Class B and Class II: 10/15/97; Class Z:
       4/03/98

SMALL-CAP VALUE PORTFOLIO

Class B shares of the Small-Cap Value Portfolio outperformed both the Russell 2000 Value Index and the Morningstar Small-Cap Value Index for the period from the Portfolio's inception in October 1997 through October 31, 2001, as indicated in the graph above. For the fiscal year ended October 31, 2001, all share classes of the Small-Cap Value Portfolio outperformed its Morningstar and Lipper category averages as well as the Russell 2000 Value Index. Although future periods of volatility are anticipated, we believe there continues to be opportunities to find small-cap stocks that will enable us to provide value-added performance.

PAST PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS.

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DOLLARS (THOUSANDS)

       S&P 500  MORNINGSTAR LARGE-CAP  FOCUSED GROWTH
        INDEX       GROWTH INDEX          CLASS B
6/98   $10,000                $10,000         $10,000
6/98   $10,406                $10,589         $10,456
10/98  $10,133                $10,011         $10,048
4/99   $12,395                $12,864         $13,400
10/99  $12,735                $13,741         $15,240
4/00   $13,652                $16,770         $19,259
10/00  $13,513                $16,400         $16,985
4/01   $11,883                $12,421         $14,203
10/01  $10,149                 $9,896         $11,534

                                       CLASS A                             CLASS B                            CLASS II
                            CUMULATIVE                          CUMULATIVE                          CUMULATIVE
                           TRADITIONAL       SEC AVERAGE       TRADITIONAL       SEC AVERAGE       TRADITIONAL       SEC AVERAGE
FOCUSED GROWTH PORTFOLIO     RETURN+        ANNUAL RETURN        RETURN+        ANNUAL RETURN        RETURN+        ANNUAL RETURN
1 Year Return                     -29.87%           -33.90%           -30.33%           -33.71%           -30.33%           -31.68%
Since Inception*                   21.09%             3.97%            18.34%             4.29%            18.34%             4.76%

                                       CLASS Z
                            CUMULATIVE
                           TRADITIONAL       SEC AVERAGE
FOCUSED GROWTH PORTFOLIO     RETURN+        ANNUAL RETURN
1 Year Return                     -29.68%           -29.68%
Since Inception*                  -16.02%            -7.26%

       + Traditional returns do not reflect sales load.
       * Inception date for Class A, Class B and Class II: 6/08/98; Class Z:
       7/07/99

FOCUSED GROWTH PORTFOLIO

The first multi-managed focused fund on Wall Street, the Focused Growth Portfolio continued to generate superior relative returns even during a difficult investment environment such as that of the past fiscal year. All share classes of the Portfolio outperformed its Morningstar and Lipper category averages for the twelve months ended October 31, 2001. As you can see in the graph above, the Portfolio's Class B shares outperformed both its benchmark, the S&P 500 Index, and its Morningstar category average over the longer-term as well. We believe that the Portfolio's focused approach -- containing no more than 30 stocks -- and its respected investment advisers are two key catalysts of this performance.

PAST PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS.

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DOLLARS (THOUSANDS)

       NASDAQ 100  FOCUSED TECHNET
         INDEX         CLASS B
5/00      $10,000          $10,000
5/00      $10,182          $10,520
7/00      $10,444          $13,080
10/00      $9,685          $12,376
1/01       $7,651           $8,920
4/01       $5,474           $5,640
7/01       $4,968           $4,392
10/01      $4,027           $3,018

                                       CLASS A                             CLASS B                            CLASS II
                            CUMULATIVE                          CUMULATIVE                          CUMULATIVE
FOCUSED TECHNET            TRADITIONAL       SEC AVERAGE       TRADITIONAL       SEC AVERAGE       TRADITIONAL       SEC AVERAGE
PORTFOLIO                    RETURN+        ANNUAL RETURN        RETURN+        ANNUAL RETURN        RETURN+        ANNUAL RETURN
1 Year Return                     -74.55%           -76.02%           -74.60%           -75.87%           -74.66%           -75.17%
Since Inception*                  -68.40%           -56.78%           -68.56%           -56.38%           -68.64%           -55.84%

                                       CLASS Z
                            CUMULATIVE
FOCUSED TECHNET            TRADITIONAL       SEC AVERAGE
PORTFOLIO                    RETURN+        ANNUAL RETURN
1 Year Return                     -74.31%           -74.31%
Since Inception*                  -76.98%           -74.44%

       + Traditional returns do not reflect sales load.
       * Inception date for Class A, Class B and Class II: 5/22/00; Class Z:
       10/06/00

FOCUSED TECHNET PORTFOLIO

The Focused TechNet Portfolio was introduced to investors on May 22, 2000. After dramatically outperforming the broader market in 1998, 1999 and early 2000, the technology sector has had to face the reality since the spring of 2000 that its exponential growth rates were not sustainable. While volatility within the technology sector will no doubt continue, we are cautiously optimistic in our outlook given our expectations for an economic turnaround some time in 2002. The technology sector has historically been one of the top three leading equity groups coming out of every U.S. economic recession -- three months, six months and one year later.

PAST PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS.

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DOLLARS (THOUSANDS)

           S&P 500       MORNINGSTAR LARGE-CAP  FOCUSED GROWTH AND
       INDUSTRIAL INDEX       BLEND INDEX         INCOME CLASS B
10/97           $10,000                $10,000             $10,000
10/97            $9,666                 $9,657              $9,568
4/98            $11,840                $11,478             $11,160
10/98           $11,791                $11,011             $10,375
4/99            $14,422                $13,425             $12,321
10/99           $14,818                $13,793             $13,717
4/00            $15,885                $15,085             $17,019
10/00           $15,723                $14,975             $16,328
4/01            $13,827                $13,150             $13,174
10/01           $11,809                $11,139             $10,749

                                       CLASS A                             CLASS B                            CLASS II
                            CUMULATIVE                          CUMULATIVE                          CUMULATIVE
FOCUSED GROWTH AND         TRADITIONAL       SEC AVERAGE       TRADITIONAL       SEC AVERAGE       TRADITIONAL       SEC AVERAGE
INCOME PORTFOLIO             RETURN+        ANNUAL RETURN        RETURN+        ANNUAL RETURN        RETURN+        ANNUAL RETURN
1 Year Return                     -32.51%           -36.39%           -32.94%           -36.21%           -32.96%           -34.26%
Since Inception*                   12.44%             1.45%             9.49%             1.80%             9.41%             1.99%

                                       CLASS Z
                            CUMULATIVE
FOCUSED GROWTH AND         TRADITIONAL       SEC AVERAGE
INCOME PORTFOLIO             RETURN+        ANNUAL RETURN
1 Year Return                     -32.11%           -32.11%
Since Inception*                  -34.69%           -32.88%

       + Traditional returns do not reflect sales load.
       * Inception date for Class A, Class B and Class II: 10/15/97; Class Z:
       10/06/00

FOCUSED GROWTH AND INCOME PORTFOLIO

Primarily due to effective individual stock selection within a focused structure of a maximum of 30 stocks, all share classes of the Focused Growth and Income Portfolio outperformed its Lipper category average for the fiscal year ended October 31, 2001. Looking ahead, we expect that volatility in the stock market will continue. Therefore, we believe the importance of good stock selection -- rather than general industry or sector allocation -- will increase even further as we move into 2002.

PAST PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS.

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DOLLARS (THOUSANDS)

       RUSSELL 1000  RUSSELL 3000  FOCUSED VALUE
       VALUE INDEX   VALUE INDEX      CLASS B
11/99      $10,000       $10,000         $10,000
11/99       $9,992        $9,993         $10,224
1/00        $9,713        $9,734         $10,280
4/00        $9,971       $10,022         $11,064
7/00        $9,736        $9,834         $11,456
10/00      $10,626       $10,697         $12,928
1/01       $10,810       $10,935         $15,176
4/01       $10,568       $10,721         $14,726
7/01       $10,397       $10,572         $15,243
10/01       $9,154        $9,332         $13,349

                                         CLASS A               CLASS B              CLASS II
                                               SEC                   SEC                   SEC
                                   CUMULATIVE AVERAGE    CUMULATIVE AVERAGE    CUMULATIVE AVERAGE
                                   TRADITIONAL ANNUAL    TRADITIONAL ANNUAL    TRADITIONAL ANNUAL
FOCUSED VALUE PORTFOLIO            RETURN+    RETURN     RETURN+    RETURN     RETURN+    RETURN
1 Year Return                        6.95%      0.81%      6.35%      1.35%      6.29%      4.26%
Since Inception*                    39.12%     14.52%     37.49%     15.54%     37.41%     16.62%

       + Traditional returns do not reflect sales load.
       * Inception date for Class A, Class B and Class II: 11/01/99

FOCUSED VALUE PORTFOLIO

As you can see in the graph above, the Focused Value Portfolio's Class B shares outperformed both the Russell 1000 Value Index and the Russell 3000 Value Index for the period from the Portfolio's inception in November 1999 through October 31, 2001. For the fiscal year ended October 31, 2001, all share classes of the Portfolio outperformed its Morningstar and Lipper category averages. Our managers intend to continue to seek long-term growth of capital by investing in a limited number of equity securities that they believe are undervalued in the market, without regard to market capitalization.

PAST PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS.

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DOLLARS (THOUSANDS)

       MSCI EAFE USD  MORNINGSTAR FOREIGN  INTERNATIONAL EQUITY
           INDEX          STOCK INDEX            CLASS B
11/96        $10,000              $10,000               $10,000
11/96        $10,160              $10,205               $10,056
4/97         $11,355              $11,825                $9,952
10/97        $10,249              $10,785                $9,904
4/98         $11,848              $12,522               $11,150
10/98        $11,269              $11,113                $9,838
4/99         $12,996              $12,888               $10,867
10/99        $13,872              $14,153               $11,440
4/00         $14,805              $16,414               $13,069
10/00        $13,472              $14,763               $11,514
4/01         $12,413              $13,191                $9,878
10/01        $10,148              $10,697                $7,640

                                       CLASS A                             CLASS B                            CLASS II
                            CUMULATIVE                          CUMULATIVE                          CUMULATIVE
INTERNATIONAL EQUITY       TRADITIONAL       SEC AVERAGE       TRADITIONAL       SEC AVERAGE       TRADITIONAL       SEC AVERAGE
PORTFOLIO                    RETURN+        ANNUAL RETURN        RETURN+        ANNUAL RETURN        RETURN+        ANNUAL RETURN
1 Year Return                     -33.17%           -37.01%           -33.64%           -36.69%           -33.69%           -34.95%
Since Inception*                  -21.04%            -5.79%           -23.60%            -5.64%           -24.20%            -5.99%

       + Traditional returns do not reflect sales load.
       * Inception date for Class A and Class B: 11/19/96; Class II: 3/06/97

INTERNATIONAL EQUITY PORTFOLIO

This past fiscal year was a challenging one for international equity managers. Lingering concerns that valuations remained stretched and that recession could not be averted despite the aggressive pace of most central banks' interest rate cuts led to a significant sell-off in virtually all world equity markets. With a longer-term perspective, our managers remain particularly constructive on the European equity markets and look for lower interest rates and improved stock valuations to spur world markets higher around mid-2002.

PAST PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS.

                           MULTI-MANAGED MUTUAL FUNDS

FOCUSED GROWTH PORTFOLIO              [MARSICO LOGO]                            [JENNISON ASSOCIATES LOGO]

FOCUSED GROWTH AND INCOME PORTFOLIO   [MARSICO LOGO]                            [OAKMARK FAMILY OF FUNDS LOGO]

FOCUSED TECHNET PORTFOLIO             [VANWAGONER FUNDS LOGO]                   [DRESDNER RCM GLOBAL FUNDS LOGO]

FOCUSED VALUE PORTFOLIO               [AMERICAN CENTURY LOGO]                   [THORNBURG INVESTMENT MANAGEMENT LOGO]

LARGE-CAP GROWTH PORTFOLIO            [JANUS LOGO]                              [JENNISON ASSOCIATES LOGO]

MID-CAP GROWTH PORTFOLIO              [MILLER ANDERSON & SHERRERD, LLP LOGO]    [T.ROWEPRICE LOGO]

MULTI-CAP GROWTH PORTFOLIO            [JANUS LOGO]                              [SUNAMERICA ASSET MANAGEMENT LOGO]

LARGE-CAP VALUE PORTFOLIO             [DAVIS SELECTED ADVISERS LOGO]            [THORNBURG INVESTMENT MANAGEMENT LOGO]

VALUE PORTFOLIO                       [AMERICAN CENTURY LOGO]                   [DAVIS SELECTED ADVISERS LOGO]

SMALL-CAP VALUE PORTFOLIO             [BERGER LOGO]                             [LAZARD LOGO]

FOCUSED GROWTH PORTFOLIO              [ALGER LOGO]

FOCUSED GROWTH AND INCOME PORTFOLIO   [SUNAMERICA ASSET MANAGEMENT LOGO]

FOCUSED TECHNET PORTFOLIO             [SUNAMERICA ASSET MANAGEMENT LOGO]

FOCUSED VALUE PORTFOLIO               [THIRD AVENUE FUNDS LOGO]

LARGE-CAP GROWTH PORTFOLIO            [SUNAMERICA ASSET MANAGEMENT]

MID-CAP GROWTH PORTFOLIO              [SUNAMERICA ASSET MANAGEMENT]

MULTI-CAP GROWTH PORTFOLIO            [CREDIT SUISSE/ASSET MANAGEMENT LOGO]

LARGE-CAP VALUE PORTFOLIO             [WELLINGTON MANAGEMENT LOGO]

VALUE PORTFOLIO                       [JPMORGAN FLEMING ASSET MANAGEMENT LOGO]

SMALL-CAP VALUE PORTFOLIO             [THIRD AVENUE FUNDS LOGO]

SUNAMERICA CAPITAL SERVICES, INC.
THE SUNAMERICA CENTER
733 THIRD AVENUE
NEW YORK, NY 10017-3204
800-858-8850, X5660

[AIG LOGO]
MEMBER OF AMERICAN INTERNATIONAL GROUP, INC.

www.sunamericafunds.com

THIS REPORT IS SUBMITTED SOLELY FOR THE GENERAL INFORMATION OF SHAREHOLDERS OF THE FUND. DISTRIBUTION OF THIS REPORT TO PERSONS OTHER THAN SHAREHOLDERS OF THE FUND IS AUTHORIZED ONLY IN CONNECTION WITH A CURRENTLY EFFECTIVE PROSPECTUS, SETTING FORTH DETAILS OF THE FUND, WHICH MUST PRECEDE OR ACCOMPANY THIS REPORT.

[SUNAMERICA MUTUAL FUNDS LOGO]

SSAN-10/01